UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund:    BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 – Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended Dec. 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Basic Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Effective February 14, 2014, Fund management has determined to remove the S&P 500® Index as a benchmark against which the Fund measures its performance. Fund management believes the S&P 500® Index no longer has characteristics similar to the current investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

In financials, the Fund’s large exposure to the insurance industry resulted in substantial outperformance of the benchmark, with holdings Lincoln National Corp., Hartford Financial Services Group, Inc. and Prudential Financial, Inc. each increasing more than 60% for the period. Lack of ownership in real estate investment trusts (“REITs”) also positively impacted results as this segment significantly lagged the broader sector. In consumer discretionary, investments in media and auto components resulted in outperformance throughout 2013. The Fund’s largest holding in the sector, Viacom, Inc., increased more than 60% and was the top contributor in the sector.

•	Sector allocation resulted in outperformance in 9 of 10 sectors, with the greatest contributions coming from substantial underweight positions in utilities, materials and telecommunication services.

•	Stock selection in information technology (“IT”) negatively impacted performance during the period. The Fund’s underexposure relative to the

Russell 1000® Value Index to Hewlett-Packard Co. and Apple Inc., once it was added to the index in June, hampered performance as both stocks helped to power the IT sector within the index. In addition, an investment in Oracle Corp. underperformed during the period despite finishing the year strong.

•	An underweight position in industrials, one of the top-performing sectors during the 12-month period, detracted from relative performance.

Describe recent portfolio activity.

•

A combination of trading activity and market movement led to a number of changes to the Fund’s sector weightings during the 12-month period. The Fund’s weightings in financials, energy and IT increased notably at the expense of industrials, consumer staples and telecommunication services sectors, which experienced a decline.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweight positions in the health care, consumer discretionary and financials sectors, and its most significant underweight positions in industrials, utilities and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	31%
Health Care	17
Energy	17
Consumer Discretionary	11
Information Technology	10
Industrials	5
Consumer Staples	4
Utilities	3
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

This unmanaged index measures the performance of the large cap value segment of the US equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended December 31, 2013
	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	16.35%	38.07%	17.84%	7.38%
Class II5	16.20	37.85	17.66	7.22
Class III[5]	16.13	37.65	17.53	7.10	[7]
S&P 500® Index	16.31	32.39	17.94	7.41
Russell 1000® Value Index	14.34	32.53	16.67	7.58

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,163.50	$3.98	$1,000.00	$1,021.53	$3.72	0.73%
Class II	$1,000.00	$1,162.00	$4.90	$1,000.00	$1,020.67	$4.58	0.90%
Class III	$1,000.00	$1,161.30	$5.50	$1,000.00	$1,020.11	$5.14	1.01%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.9%
The Boeing Co.	19,200	$2,620,608
Honeywell International, Inc.	57,000	5,208,090
Northrop Grumman Corp.	58,300	6,681,763
Raytheon Co.	56,700	5,142,690

		19,653,151
Airlines — 0.4%
Delta Air Lines, Inc.	71,000	1,950,370
Auto Components — 1.8%
Lear Corp.	87,300	7,068,681
TRW Automotive Holdings Corp. (a)	30,100	2,239,139

		9,307,820
Automobiles — 1.9%
Ford Motor Co.	85,300	1,316,179
General Motors Co. (a)	199,900	8,169,913

		9,486,092
Capital Markets — 1.0%
Morgan Stanley	100,200	3,142,272
State Street Corp.	22,900	1,680,631

		4,822,903
Chemicals — 2.0%
AKZO Nobel NV — ADR	136,500	3,531,255
Ashland, Inc.	26,400	2,561,856
Celanese Corp., Series A	900	49,779
LyondellBasell Industries NV, Class A	45,800	3,676,824

		9,819,714
Commercial Banks — 3.8%
Regions Financial Corp.	438,900	4,340,721
U.S. Bancorp	56,129	2,267,612
Wells Fargo & Co.	277,500	12,598,500

		19,206,833
Communications Equipment — 3.6%
Cisco Systems, Inc.	628,000	14,098,600
Telefonaktiebolaget LM Ericsson — ADR	308,500	3,776,040

		17,874,640
Computers & Peripherals — 0.1%
Apple, Inc.	900	504,999
Consumer Finance — 4.3%
Capital One Financial Corp.	145,100	11,116,111
Discover Financial Services	189,700	10,613,715

		21,729,826
Diversified Financial Services — 9.6%
Citigroup, Inc.	389,430	20,293,197

Common Stocks	Shares	Value
Diversified Financial Services (concluded)
JPMorgan Chase & Co.	362,876	$21,220,988
The NASDAQ OMX Group, Inc.	166,400	6,622,720

		48,136,905
Electric Utilities — 0.4%
Edison International	44,660	2,067,758
Electronic Equipment, Instruments & Components — 0.4%
Corning, Inc.	108,700	1,937,034
Energy Equipment & Services — 0.5%
Halliburton Co.	49,948	2,534,861
Food & Staples Retailing — 2.5%
CVS Caremark Corp.	33,800	2,419,066
The Kroger Co.	232,400	9,186,772
Walgreen Co.	15,100	867,344

		12,473,182
Gas Utilities — 0.7%
UGI Corp.	86,900	3,602,874
Health Care Equipment & Supplies — 7.2%
Baxter International, Inc.	10,800	751,140
Hologic, Inc. (a)	28,300	632,505
Medtronic, Inc.	258,638	14,843,235
St. Jude Medical, Inc.	162,900	10,091,655
Zimmer Holdings, Inc.	105,000	9,784,950

		36,103,485
Health Care Providers & Services — 0.7%
Quest Diagnostics, Inc.	63,800	3,415,852
Household Durables — 1.5%
Garmin Ltd.	13,533	625,495
Newell Rubbermaid, Inc.	212,100	6,874,161

		7,499,656
Household Products — 1.3%
Energizer Holdings, Inc.	60,440	6,542,026
Kimberly-Clark Corp.	1,000	104,460

		6,646,486
Independent Power Producers & Energy Traders — 1.8%
AES Corp.	624,800	9,065,848
Industrial Conglomerates — 1.0%
General Electric Co.	174,100	4,880,023
Insurance — 11.3%
ACE Ltd.	65,100	6,739,803
Aflac, Inc.	93,600	6,252,480
Genworth Financial, Inc., Class A (a)	428,400	6,653,052

Portfolio Abbreviations
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Hartford Financial Services Group, Inc.	209,691	$7,597,105
Lincoln National Corp.	135,257	6,981,966
MetLife, Inc.	46,221	2,492,236
PartnerRe Ltd.	4,800	506,064
Prudential Financial, Inc.	91,900	8,475,018
The Travelers Cos., Inc.	70,008	6,338,524
XL Group PLC	148,000	4,712,320

		56,748,568
IT Services — 0.9%
The Western Union Co.	273,000	4,709,250
Media — 4.5%
Comcast Corp., Special Class A	81,500	4,065,220
Time Warner, Inc.	94,733	6,604,785
Viacom, Inc., Class B	137,000	11,965,580

		22,635,585
Metals & Mining — 0.3%
Reliance Steel & Aluminum Co.	22,000	1,668,480
Multiline Retail — 0.7%
Kohl’s Corp.	52,500	2,979,375
Macy’s, Inc.	9,400	501,960

		3,481,335
Office Electronics — 0.7%
Xerox Corp.	288,400	3,509,828
Oil, Gas & Consumable Fuels — 16.0%
Apache Corp.	54,800	4,709,512
Cobalt International Energy, Inc. (a)	227,900	3,748,955
Exxon Mobil Corp.	176,800	17,892,160
Gulfport Energy Corp. (a)	85,500	5,399,325
Marathon Oil Corp.	467,872	16,515,882
Marathon Petroleum Corp.	92,800	8,512,544
Phillips 66	19,000	1,465,470
Suncor Energy, Inc.	200,600	7,031,030
Total SA — ADR	114,700	7,027,669
Valero Energy Corp.	156,300	7,877,520

		80,180,067
Paper & Forest Products — 0.0%
International Paper Co.	3,400	166,702
Pharmaceuticals — 9.1%
AstraZeneca PLC — ADR	148,000	8,786,760
Eli Lilly & Co.	194,500	9,919,500
Hospira, Inc. (a)(b)	42,700	1,762,656
Johnson & Johnson	41,500	3,800,985
Merck & Co., Inc.	14,100	705,705
Pfizer, Inc.	558,220	17,098,279
Teva Pharmaceutical Industries Ltd. — ADR	86,800	3,478,944

		45,552,829

Common Stocks	Shares	Value
Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A (a)	36,700	$965,210
Jones Lang LaSalle, Inc.	35,600	3,645,084

		4,610,294
Semiconductors & Semiconductor Equipment — 0.6%
KLA-Tencor Corp.	5,600	360,976
Teradyne, Inc. (a)	142,800	2,516,136

		2,877,112
Software — 3.8%
Microsoft Corp.	311,400	11,655,702
Oracle Corp.	103,600	3,963,736
Symantec Corp.	150,700	3,553,506

		19,172,944
Total Common Stocks — 99.2%		498,033,306

Preferred Securities
Preferred Stock
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	4,000	412,800
Total Long-Term Investments (Cost — $369,614,426) — 99.3%		498,446,106

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	1,451,333	1,451,333

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	$1,572	1,571,911
Total Short-Term Securities (Cost — $3,023,244) — 0.6%		3,023,244
Total Investments (Cost — $372,637,670) — 99.9%		501,469,350
Other Assets Less Liabilities — 0.1%		727,911

Net Assets — 100.0%		$502,197,261

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	15,849,216	(14,397,883)	1,451,333	$2,704
BlackRock Liquidity Series, LLC, Money Market Series	$1,763,337	$(191,426)	$1,571,911	$2,950

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$498,446,106	—	—	$498,446,106
Short-Term Securities.	1,451,333	$1,571,911	—	3,023,244
Total	$499,897,439	$1,571,911	—	$501,469,350

[1] See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$20,947	—	—	$20,947
Liabilities:
Collateral on securities loaned at value	—	$(1,571,911)	—	(1,571,911)
Total	$20,947	$(1,571,911)	—	$(1,550,964)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Statement of Assets and Liabilities

December 31, 2013	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,535,822) (cost — $369,614,426)	$498,446,106
Investments at value — affiliated (cost — $3,023,244)	3,023,244
Cash	20,947
Investments sold receivable	5,089,696
Capital shares sold receivable	33,136
Dividends receivable — unaffiliated	463,152
Receivable from Manager	73,935
Income receivable — affiliated	643
Dividends receivable — affiliated	283
Securities lending income receivable — affiliated	261
Prepaid expenses	2,012

Total assets	507,153,415

Liabilities
Collateral on securities loaned at value	1,571,911
Investments purchased payable	2,412,280
Capital shares redeemed payable	393,529
Investment advisory fees payable	251,422
Distribution fees payable	10,634
Officer’s and Directors’ fees payable	5,476
Other affiliates payable	1,185
Other accrued expenses payable	309,717

Total liabilities	4,956,154

Net Assets	$502,197,261

Net Assets Consist of
Paid-in capital	$372,938,420
Undistributed net investment income	153,826
Accumulated net realized gain	273,335
Net unrealized appreciation/depreciation	128,831,680

Net Assets	$502,197,261

Net Asset Value
Class I — Based on net assets of $448,299,064 and 25,707,951 shares outstanding, 300 million shares authorized, $0.10 par value	$17.44

Class II — Based on net assets of $6,714,690 and 385,949 shares outstanding, 100 million shares authorized, $0.10 par value.	$17.40

Class III — Based on net assets of $47,183,507 and 2,719,519 shares outstanding, 100 million shares authorized, $0.10 par value	$17.35

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$10,009,598
Securities lending — affiliated — net	2,950
Dividends — affiliated	2,704
Other income — affiliated	643
Foreign taxes withheld	(114,702)

Total income	9,901,193

Expenses
Investment advisory	2,781,342
Transfer agent	15,441
Transfer agent — Class I	713,714
Transfer agent — Class II	12,943
Transfer agent — Class III	91,095
Distribution — Class II	9,826
Distribution — Class III	113,515
Accounting services	101,024
Professional	65,075
Custodian	58,751
Officer and Directors	24,580
Printing	21,818
Miscellaneous	17,477

Total expenses	4,026,601
Less fees waived by Manager	(3,635)
Less transfer agent fees reimbursed — Class I	(466,698)
Less transfer agent fees reimbursed — Class II	(7,761)
Less transfer agent fees reimbursed — Class III	(51,181)

Total expenses after fees waived and reimbursed	3,497,326

Net investment income	6,403,867

Realized and Unrealized Gain
Net realized gain from investments	60,371,611
Net change in unrealized appreciation/depreciation on investments	80,657,302

Total realized and unrealized gain	141,028,913

Net Increase in Net Assets Resulting from Operations	$147,432,780

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$6,403,867	$7,429,973
Net realized gain	60,371,611	15,430,820
Net change in unrealized appreciation/depreciation	80,657,302	31,941,697

Net increase in net assets resulting from operations	147,432,780	54,802,490

Dividends to Shareholders From[1]
Net investment income:
Class I	(5,902,533)	(6,509,239)
Class II	(77,574)	(98,057)
Class III	(499,882)	(592,729)

Decrease in net assets resulting from dividends to shareholders	(6,479,989)	(7,200,025)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(47,526,226)	(47,415,682)

Net Assets
Total increase in net assets	93,426,565	186,783
Beginning of year	408,770,696	408,583,913

End of year	$502,197,261	$408,770,696

Undistributed net investment income, end of year	$153,826	$229,948

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.80	$11.43	$11.94	$10.75	$8.35

Net investment income[1]	0.22	0.22	0.19	0.17	0.20
Net realized and unrealized gain (loss)	4.65	1.38	(0.48)	1.20	2.40

Net increase (decrease) from investment operations	4.87	1.60	(0.29)	1.37	2.60

Dividends from net investment income[2]	(0.23)	(0.23)	(0.22)	(0.18)	(0.20)

Net asset value, end of year	$17.44	$12.80	$11.43	$11.94	$10.75

Total Investment Return[3]
Based on net asset value	38.07%	14.05%	(2.45)%	12.80%	31.14%

Ratios to Average Net Assets
Total expenses	0.84%	0.79%	0.67%	0.67%	0.68%

Total expenses after fees waived and reimbursed	0.72%	0.71%	0.67%	0.67%	0.68%

Net investment income	1.41%	1.79%	1.58%	1.57%	2.17%

Supplemental Data
Net assets, end of year (000)	$448,299	$363,954	$366,990	$433,249	$486,440

Portfolio turnover	47%	42%	58%	56%	43%

	Class II
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.77	$11.40	$11.91	$10.72	$8.33

Net investment income[1]	0.19	0.20	0.17	0.15	0.18
Net realized and unrealized gain (loss)	4.64	1.38	(0.48)	1.21	2.39

Net increase (decrease) from investment operations	4.83	1.58	(0.31)	1.36	2.57

Dividends from net investment income[2]	(0.20)	(0.21)	(0.20)	(0.17)	(0.18)

Net asset value, end of year	$17.40	$12.77	$11.40	$11.91	$10.72

Total Investment Return[3]
Based on net asset value	37.85%	13.89%	(2.64)%	12.67%	30.91%

Ratios to Average Net Assets
Total expenses	1.01%	0.95%	0.82%	0.82%	0.84%

Total expenses after fees waived and reimbursed	0.89%	0.87%	0.82%	0.82%	0.84%

Net investment income	1.24%	1.63%	1.41%	1.42%	2.03%

Supplemental Data
Net assets, end of year (000)	$6,715	$6,058	$6,462	$8,948	$9,611

Portfolio turnover	47%	42%	58%	56%	43%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.74	$11.37	$11.89	$10.71	$8.32

Net investment income[1]	0.17	0.19	0.16	0.14	0.17
Net realized and unrealized gain (loss)	4.62	1.38	(0.49)	1.20	2.40

Net increase (decrease) from investment operations	4.79	1.57	(0.33)	1.34	2.57

Dividends from net investment income[2]	(0.18)	(0.20)	(0.19)	(0.16)	(0.18)

Net asset value, end of year	$17.35	$12.74	$11.37	$11.89	$10.71

Total Investment Return[3]
Based on net asset value	37.65%	13.81%	(2.78)%	12.51%	30.87%

Ratios to Average Net Assets
Total expenses	1.12%	1.05%	0.92%	0.92%	0.93%

Total expenses after fees waived and reimbursed	1.00%	0.98%	0.92%	0.92%	0.93%

Net investment income	1.14%	1.52%	1.37%	1.33%	1.91%

Supplemental Data
Net assets, end of year (000)	$47,184	$38,758	$35,132	$28,818	$22,298

Portfolio turnover	47%	42%	58%	56%	43%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$1,535,822	$(1,535,822)	—

[1]

Collateral with a value of $1,571,911 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”).

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $4,668 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed —class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $1,587 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $643, which is shown as Other income — affiliated in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013, were $211,740,840 and $242,399,302, respectively.

6. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$6,479,989	$7,200,025

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$152,128
Undistributed long-term capital gains	2,312,424
Net unrealized gains[1]	126,794,289

Total	$129,258,841

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

During the year ended December 31, 2013, the Fund utilized $54,813,257 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$374,676,759

Gross unrealized appreciation	$128,304,799
Gross unrealized depreciation	(1,512,208)

Net unrealized appreciation	$126,792,591

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions.

The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	647,918	$9,960,994	560,453	$6,964,195
Shares issued in reinvestment of dividends	340,750	5,902,533	515,788	6,509,238
Shares redeemed	(3,713,928)	(56,856,061)	(4,758,032)	(59,239,034)

Net decrease	(2,725,260)	$(40,992,534)	(3,681,791)	$(45,765,601)

Class II
Shares sold	267	$4,171	3,459	$40,670
Shares issued in reinvestment of dividends	4,492	77,574	7,788	98,057
Shares redeemed	(93,176)	(1,436,364)	(103,741)	(1,292,563)

Net decrease	(88,417)	$(1,354,619)	(92,494)	$(1,153,836)

Class III
Shares sold	937,231	$14,650,233	762,411	$9,545,526
Shares issued in reinvestment of dividends	29,040	499,882	47,192	592,729
Shares redeemed	(1,289,450)	(20,329,188)	(856,122)	(10,634,500)

Net decrease	(323,179)	$(5,179,073)	(46,519)	$(496,245)

Total Net Decrease	(3,136,856)	$(47,526,226)	(3,820,804)	$(47,415,682)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund

and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund’s Class I Shares outperformed the benchmark Russell 1000® Growth Index, while the Class III Shares underperformed the benchmark index. For the same period, each of the Fund’s share classes outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•	Select positions in health care, information technology (“IT”) and telecommunication services (“telecom”) drove the Fund’s outperformance relative to the benchmark index.

•

While stock selection in the health care sector overall detracted from performance, overweight positions in United Therapeutics Corp. and Valeant Pharmaceuticals International, Inc. were among the Fund’s top contributors on an individual security basis. United Therapeutics shares surged as the company received FDA approval for the oral version of its treatment for pulmonary arterial hypertension. Valeant’s stock soared on solid execution and financial results and, most notably, the announcement of its takeover of contact-lens maker Bausch and Lomb, a deal which expands its foray into the ophthalmology market.

•

Underexposure to poor-performing IBM Corp. was the leading contributor to outperformance in both the IT sector and the Fund overall. Overweights in Splunk, Inc. and Yahoo!, Inc. also meaningfully aided returns. Splunk, Inc. outperformed on strong financial results fueled by robust demand for its enterprise software. Yahoo!, Inc. shares gained on continued investor appreciation for the company’s stake in private Chinese e-commerce giant Alibaba Group. More recently, Yahoo!, Inc. successfully raised zero-coupon convertible debt capital and management consequently boosted its share buyback program.

•

Within telecom, an overweight in SoftBank Corp. helped performance as, similar to Yahoo!, Inc., the shares benefited from excitement around the company’s stake in Alibaba Group. News of a well-known investor making a large purchase of SoftBank Corp. stock was an additional boost.

•

The largest detractor at the sector level was health care, where Catamaran Corp. and Allergan, Inc. had the most negative impact. Pharmacy benefit manager Catamaran Corp. began declining in the third quarter due to uncertainty over the impact of some larger employers shifting employees to private exchanges. While Catamaran Corp. appears to be well-positioned for the near-term, the Fund exited the position due to concerns about a long-term shift in market share dominance. Allergan, Inc. shares lagged earlier in the period as investors were disappointed by a combination of the delay in commercialization of the DARPin eye drug, which offset an otherwise positive first-quarter earnings report, and the risk of a possible generic for RESTASIS. The stock has since rebounded.

•

At the individual stock level, the Fund’s underexposure to strong-performing Microsoft Corp. had the greatest negative impact. Nevertheless, the Fund continued to avoid Microsoft Corp. given concerns around the company’s shrinking consumer PC and devices business. Teradata Corp. and Citrix Systems, Inc. were also substantial individual detractors; both companies were eliminated from the Fund before the end of the reporting period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund substantially increased exposure to the consumer discretionary sector, and also added to telecom. The largest reduction was in consumer staples, followed by financials and industrials.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained a diversified mix of Durable Growth[1] holdings (sustainable business models more mature in their life cycle) and Superior Growth[1] holdings (industry leaders taking share, with long-term persistent advantages and untapped growth opportunities), supplemented by a small number of Periodic Growth[1] names (businesses that thrive in expanding economies, but where margins are volatile). The Fund’s largest overweight relative to the Russell 1000® Growth Index remained consumer discretionary, while the most notable underweight continued to be consumer staples. The consumer discretionary overweight reflects Fund management’s favorable view of companies that continue to take share in the expanding growth of consumer wealth globally, as well as those poised to benefit from the rise of e-commerce.

[1]

The terms Superior, Durable and Periodic are used, in this context, to denote three distinct categories of growth stocks as viewed by the portfolio manager. They are not indicators of individual security performance or that of the strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Fund Summary as of December 31, 2013	BlackRock Capital Appreciation V.I. Fund

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	29%
Information Technology	29
Industrials	14
Health Care	13
Telecommunication Services	5
Energy	3
Financials	3
Consumer Staples	2
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Fund management believes have shown above-average growth rates in earnings over the long term.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

[4]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	23.77%	33.82%	17.68%		7.03%
Class III[5]	23.63	33.40	17.40	[7]	6.77	[7]
S&P 500® Index	16.31	32.39	17.94		7.41
Russell 1000® Growth Index	19.39	33.48	20.39		7.83

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class IIII Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,237.70	$4.57	$1,000.00	$1,021.12	$4.13	0.81%
Class III	$1,000.00	$1,236.30	$6.09	$1,000.00	$1,019.76	$5.50	1.08%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 5 for further information on how expenses were calculated.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Disclosure of Expenses	BlackRock Capital Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments December 31, 2013	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.1%
Precision Castparts Corp.	46,254	$12,456,202
United Technologies Corp.	65,688	7,475,294

		19,931,496
Auto Components — 0.9%
Delphi Automotive PLC	58,611	3,524,279
Biotechnology — 6.0%
Gilead Sciences, Inc. (a)	110,248	8,285,137
Regeneron Pharmaceuticals, Inc. (a)(b)	24,497	6,742,554
United Therapeutics Corp. (a)	72,015	8,143,456

		23,171,147
Chemicals — 2.0%
Eastman Chemical Co.	24,375	1,967,063
Monsanto Co.	49,124	5,725,402

		7,692,465
Consumer Finance — 0.9%
Discover Financial Services	59,910	3,351,966
Diversified Financial Services — 2.2%
IntercontinentalExchange Group, Inc.	18,059	4,061,830
Moody’s Corp.	59,074	4,635,537

		8,697,367
Diversified Telecommunication Services — 1.3%
Vivendi SA	196,126	5,173,315
Electrical Equipment — 4.4%
Eaton Corp. PLC	133,463	10,159,204
Roper Industries, Inc.	26,485	3,672,940
SolarCity Corp. (a)	56,641	3,218,342

		17,050,486
Energy Equipment & Services — 1.0%
FMC Technologies, Inc. (a)	76,801	4,009,780
Food Products — 1.0%
Mondelez International, Inc., Class A	110,681	3,907,039
Health Care Equipment & Supplies — 1.8%
Intuitive Surgical, Inc. (a)	17,608	6,762,881
Hotels, Restaurants & Leisure — 4.1%
Melco Crown Entertainment Ltd. — ADR (a)	83,642	3,280,439
Starbucks Corp.	86,935	6,814,835
Wynn Resorts Ltd.	30,383	5,900,682

		15,995,956
Internet & Catalog Retail — 7.4%
Amazon.com, Inc. (a)	36,047	14,375,183
Expedia, Inc.	80,967	5,640,161
priceline.com, Inc. (a)	7,431	8,637,794

		28,653,138
Internet Software & Services — 17.6%
AOL, Inc. (a)	51,900	2,419,578
eBay, Inc. (a)	87,957	4,827,960
Facebook, Inc., Class A (a)	47,351	2,588,206
Google, Inc., Class A (a)	16,581	18,582,493
LinkedIn Corp., Class A (a)	37,853	8,207,666
SINA Corp. (a)	77,925	6,565,181

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Yahoo!, Inc. (a)	258,309	$10,446,016
Yandex NV (a)	106,218	4,583,307
Yelp, Inc. (a)	100,583	6,935,198
Youku Tudou, Inc. — ADR (a)	102,816	3,115,325

		68,270,930
IT Services — 6.5%
Alliance Data Systems Corp. (a)(b)	21,136	5,557,288
MasterCard, Inc., Class A	5,561	4,645,993
Visa, Inc., Class A	67,330	14,993,044

		25,196,325
Media — 12.5%
Comcast Corp., Class A	227,040	11,798,134
Liberty Global PLC, Class A (a)	111,788	9,948,014
Sirius XM Holdings, Inc. (a)	1,994,465	6,960,683
Time Warner, Inc.	130,177	9,075,940
Viacom, Inc., Class B	22,739	1,986,024
The Walt Disney Co.	116,365	8,890,286

		48,659,081
Oil, Gas & Consumable Fuels — 2.3%
Cabot Oil & Gas Corp.	75,273	2,917,581
Concho Resources, Inc. (a)	24,242	2,618,136
Laredo Petroleum Holdings, Inc. (a)(b)	125,137	3,465,044

		9,000,761
Personal Products — 1.2%
The Estee Lauder Cos., Inc., Class A	63,532	4,785,230
Pharmaceuticals — 5.4%
AbbVie, Inc.	154,060	8,135,909
Allergan, Inc.	35,579	3,952,115
Valeant Pharmaceuticals International, Inc. (a)	73,836	8,668,346

		20,756,370
Professional Services — 1.0%
Verisk Analytics, Inc., Class A (a)	58,411	3,838,771
Road & Rail — 2.9%
Canadian Pacific Railway Ltd.	18,546	2,806,381
Union Pacific Corp.	49,102	8,249,136

		11,055,517
Software — 5.0%
Autodesk, Inc. (a)	191,022	9,614,137
Splunk, Inc. (a)	79,928	5,488,656
VMware, Inc., Class A (a)	46,751	4,194,032

		19,296,825
Specialty Retail — 1.2%
CarMax, Inc. (a)	59,322	2,789,320
Lumber Liquidators Holdings, Inc. (a)	19,736	2,030,637

		4,819,957
Textiles, Apparel & Luxury Goods — 3.1%
Michael Kors Holdings Ltd. (a)	46,516	3,776,634
NIKE, Inc., Class B	102,500	8,060,600

		11,837,234

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts JPY Japanese Yen USD US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Trading Companies & Distributors — 0.1%
United Rentals, Inc. (a)	5,426	$422,957
Wireless Telecommunication Services — 3.7%
SoftBank Corp.	164,800	14,461,326
Total Long-Term Investments (Cost — $304,950,901) — 100.6%		390,322,599

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	1,786,098	1,786,098

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$14,128	$14,128,372
Total Short-Term Securities (Cost — $15,914,470) — 4.1%		15,914,470
Total Investments (Cost — $320,865,371) — 104.7%		406,237,069
Liabilities in Excess of Other Assets — (4.7)%		(18,074,490)

Net Assets — 100.0%		$388,162,579

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,433,279	(12,647,181)	1,786,098	$1,547
BlackRock Liquidity Series, LLC, Money Market Series	$22,002,196	$(7,873,824)	$14,128,372	$70,108

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	4,242,225	JPY	438,016,109	Citibank N.A.	2/28/14	$81,731
USD	5,328,203	JPY	546,384,888	Credit Suisse International	2/28/14	138,368
USD	1,154,529	JPY	120,103,868	JPMorgan Chase Bank N.A.	2/28/14	13,722
Total						$233,821

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$19,931,496	—	—	$19,931,496
Auto Components	3,524,279	—	—	3,524,279
Biotechnology	23,171,147	—	—	23,171,147
Chemicals	7,692,465	—	—	7,692,465
Consumer Finance	3,351,966	—	—	3,351,966
Diversified Financial Services	8,697,367	—	—	8,697,367
Diversified Telecommunication Services	—	$5,173,315	—	5,173,315
Electrical Equipment	17,050,486	—	—	17,050,486
Energy Equipment & Services	4,009,780	—	—	4,009,780
Food Products	3,907,039	—	—	3,907,039
Health Care Equipment & Supplies	6,762,881	—	—	6,762,881
Hotels, Restaurants & Leisure	15,995,956	—	—	15,995,956
Internet & Catalog Retail	28,653,138	—	—	28,653,138
Internet Software & Services	68,270,930	—	—	68,270,930
IT Services	25,196,325	—	—	25,196,325
Media	48,659,081	—	—	48,659,081
Oil, Gas & Consumable Fuels	9,000,761	—	—	9,000,761
Personal Products	4,785,230	—	—	4,785,230
Pharmaceuticals	20,756,370	—	—	20,756,370
Professional Services	3,838,771	—	—	3,838,771
Road & Rail	11,055,517	—	—	11,055,517
Software	19,296,825	—	—	19,296,825
Specialty Retail	4,819,957	—	—	4,819,957
Textiles, Apparel & Luxury Goods	11,837,234	—	—	11,837,234
Trading Companies & Distributors	422,957	—	—	422,957
Wireless Telecommunication Services	—	14,461,326	—	14,461,326
Short-Term Securities	1,786,098	14,128,372	—	15,914,470
Total	$372,474,056	$33,763,013	—	$406,237,069

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$233,821	—	$233,821
[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$435,781	—	—	$435,781
Liabilities:
Collateral on securities loaned at value	—	$(14,128,372)	—	(14,128,372)
Total	$435,781	$(14,128,372)	—	$(13,692,591)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $13,856,206) (cost — $304,950,901)	$390,322,599
Investments at value — affiliated (cost — $15,914,470)	15,914,470
Cash	435,781
Investments sold receivable	3,821,993
Unrealized appreciation on foreign currency exchange contracts	233,821
Capital shares sold receivable	214,040
Dividends receivable — unaffiliated	229,500
Dividends receivable — affiliated	90
Receivable from Manager	48,985
Income receivable — affiliated	26,374
Securities lending income receivable — affiliated	2,907
Prepaid expenses	1,073

Total assets	411,251,633

Liabilities
Collateral on securities loaned at value	14,128,372
Investments purchased payable	5,669,091
Capital shares redeemed payable	2,763,511
Investment advisory fees payable	208,300
Distribution fees payable	42,213
Officer’s and Directors’ fees payable	4,729
Other affiliates payable	869
Other accrued expenses payable	271,969

Total liabilities	23,089,054

Net Assets	$388,162,579

Net Assets Consist of
Paid-in capital	$292,346,877
Distributions in excess of net investment income	(227,282)
Accumulated net realized gain	10,437,465
Net unrealized appreciation/depreciation	85,605,519

Net Assets	$388,162,579

Net Asset Value
Class I — Based on net assets of $180,580,177 and 18,428,316 shares outstanding, 100 million shares authorized, $0.10 par value	$9.80

Class III — Based on net assets of $207,582,402 and 21,264,993 shares outstanding, 100 million shares authorized, $0.10 par value	$9.76

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statement of Operations

Year Ended December 31, 2013	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated	$2,687,259
Securities lending — affiliated — net	70,108
Other income — affiliated	26,374
Dividends — affiliated	1,547
Foreign taxes withheld	(2,920)

Total income	2,782,368

Expenses
Investment advisory	2,278,909
Distribution — Class III	426,038
Transfer agent	20,972
Transfer agent — Class I	369,337
Transfer agent — Class III	361,331
Accounting services	83,088
Professional	54,036
Printing	42,032
Custodian	34,808
Officer and Directors	23,320
Registration	2,477
Miscellaneous	16,150

Total expenses	3,712,498
Less fees waived by Manager	(3,090)
Less transfer agent fees reimbursed — Class I	(242,973)
Less transfer agent fees reimbursed — Class III	(225,259)

Total expenses after fees waived and reimbursed	3,241,176

Net investment loss	(458,808)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	62,345,075
Foreign currency transactions	(9,637)

62,335,438

Net change in unrealized appreciation/depreciation on:
Investments	40,979,048
Foreign currency translations	233,821

41,212,869

Total realized and unrealized gain	103,548,307

Net Increase in Net Assets Resulting from Operations	$103,089,499

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income (loss)	$(458,808)	$2,279,985
Net realized gain	62,335,438	8,762,507
Net change in unrealized appreciation/depreciation	41,212,869	24,506,769

Net increase in net assets resulting from operations	103,089,499	35,549,261

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(2,434)	(1,445,878)
Class III	(2,542)	(829,151)
Net realized gain:
Class I	(25,324,937)	(2,331,518)
Class III	(28,213,654)	(1,638,061)

Decrease in net assets resulting from dividends and distributions to shareholders	(53,543,567)	(6,244,608)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,912,493	53,902,685

Net Assets
Total increase in net assets	62,458,425	83,207,338
Beginning of year	325,704,154	242,496,816

End of year	$388,162,579	$325,704,154

Undistributed (distributions in excess of) net investment income, end of year	$(227,282)	$4,956

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$8.50	$7.62	$8.59	$7.20	$5.31

Net investment income (loss)[1]	(0.00)[2]	0.07	0.03	0.02	0.03
Net realized and unrealized gain (loss)	2.86	0.99	(0.77)	1.39	1.88

Net increase (decrease) from investment operations	2.86	1.06	(0.74)	1.41	1.91

Dividends and distributions from:[3]
Net investment income	(0.00)[2]	(0.07)	(0.05)	(0.02)	(0.02)
Net realized capital gains	(1.56)	(0.11)	(0.18)	—	—

Total dividends and distributions	(1.56)	(0.18)	(0.23)	(0.02)	(0.02)

Net asset value, end of year	$9.80	$8.50	$7.62	$8.59	$7.20

Total Investment Return[4]
Based on net asset value	33.82%	13.84%	(8.88)%	19.53%	36.01%

Ratios to Average Net Assets
Total expenses	0.93%	0.86%	0.72%	0.74%	0.78%

Total expenses after fees waived and reimbursed	0.80%	0.77%	0.72%	0.74%	0.78%

Net investment income (loss)	(0.00)%[2]	0.81%	0.34%	0.22%	0.42%

Supplemental Data
Net assets, end of year (000)	$180,580	$191,093	$203,706	$248,090	$202,564

Portfolio turnover	158%	63%	84%	76%	102%

	Class III
	Year Ended December 31,			Period June 15, 2010[5] to December 31, 2010
	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$8.48	$7.61	$8.59	$7.11

Net investment income (loss)[1]	(0.03)	0.06	0.02	(0.00)[2]
Net realized and unrealized gain (loss)	2.84	0.97	(0.80)	1.49

Net increase (decrease) from investment operations	2.81	1.03	(0.78)	1.49

Dividends and distributions from:[3]
Net investment income	(0.00)[2]	(0.05)	(0.02)	(0.01)
Net realized capital gains	(1.53)	(0.11)	(0.18)	—

Total dividends and distributions	(1.53)	(0.16)	(0.20)	(0.01)

Net asset value, end of period	$9.76	$8.48	$7.61	$8.59

Total Investment Return[4]
Based on net asset value	33.40%	13.57%	(9.08)%	20.98%[6]

Ratios to Average Net Assets
Total expenses	1.19%	1.11%	0.97%	0.99%[7]

Total expenses after fees waived and reimbursed	1.06%	1.02%	0.97%	0.99%[7]

Net investment income (loss)	(0.27)%	0.72%	0.21%	(0.06)%[7]

Supplemental Data
Net assets, end of period (000)	$207,582	$134,612	$38,791	$480

Portfolio turnover	158%	63%	84%	76%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Recommencement of operations.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s open securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$5,501,547	$(5,501,547)	—
Morgan Stanley	8,354,659	(8,354,659)	—

Total	$13,856,206	$(13,856,206)	—

[1]

Collateral with a value of $14,128,372 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$233,821

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013

Net Realized Gain From
Foreign currency exchange contracts:
Foreign currency transactions	$(47,490)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$233,821

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$2,681,239
Average US dollar amounts sold	$217,958

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivatives Financial Instruments:
Foreign currency exchange contracts	$233,821	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	233,821	—

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to a MNA	$233,821	—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Citibank N.A.	$81,731	—	—	—	$81,731
Credit Suisse International	138,368	—	—	—	138,368
JPMorgan Chase Bank N.A.	13,722	—	—	—	13,722

Total	$233,821	—	—	—	$233,821

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $4,104 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it,

among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $25,679 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment of $26,374 from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common offices, or common directors. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $320,404 and $523,483, respectively.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2013, were $547,972,142 and $571,565,543, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to foreign currency transactions and a net operating loss were reclassified to the following accounts:

Distributions in excess of net investment income	$231,546
Accumulated net realized gain	$(231,546)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$9,304,982	$2,275,029
Long-term capital gains	44,238,585	3,969,579

Total	$53,543,567	$6,244,608

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$7,731,609
Undistributed long-term capital gains	3,264,091
Net unrealized gains[1]	84,820,002

Total	$95,815,702

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$321,423,606

Gross unrealized appreciation	$85,425,649
Gross unrealized depreciation	(612,186)

Net unrealized appreciation	$84,813,463

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2013, the Fund invested a significant portion of its assets in securities in the consumer discretionary and information technology sectors. Changes in economic conditions affecting the consumer discretionary and information technology sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	910,208	$8,765,107	1,555,589	$13,047,437
Shares issued in reinvestment of dividends and distributions	2,601,223	25,327,371	452,925	3,777,396
Shares redeemed	(7,559,230)	(71,556,076)	(6,248,497)	(53,448,111)

Net decrease	(4,047,799)	$(37,463,598)	(4,239,983)	$(36,623,278)

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class III
Shares sold	4,400,932	$41,069,741	10,834,369	$91,041,964
Shares issued in reinvestment of dividends and distributions	2,909,810	28,216,197	296,540	2,467,212
Shares redeemed	(1,923,299)	(18,909,847)	(350,632)	(2,983,213)

Net increase	5,387,443	$50,376,091	10,780,277	$90,525,963

Total net increase	1,339,644	$12,912,493	6,540,294	$53,902,685

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund generated positive double-digit returns, but underperformed its performance benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest contributor to performance during the 12-month reporting period was an overweight position in the industrials sector, followed by stock selection within utilities. Overweight positions in consumer discretionary and consumer staples helped bolster returns, as did a general underweight in the energy sector.

•

Stock selection accounted for approximately 80% of the relative underperformance in 2013. Stock selection was weakest in the consumer staples, information technology (“IT”) and materials sectors, followed by consumer discretionary, energy and industrials. Notably, stocks that were not held in the Fund, but were included in the benchmark index, were primarily responsible for underperformance as many of these companies performed better than the Fund’s holdings.

Describe recent portfolio activity.

•

While portfolio turnover was low during the 12 month period, the Fund continued to focus on sectors likely to experience momentum. As of period end, financials now account for more than 21% of the Fund’s nets assets, and is a sector portfolio management views as a natural beneficiary in a recovering domestic economy. Weightings were increased in diversified banks, regional banks and insurance companies during 2013. Materials and industrials, collectively, make up approximately 20% of net assets and investments in these sectors were positioned to benefit from global population growth and the substantial proliferation of a middle class in emerging markets. Though portfolio management sees value in these sectors for the long term, the team slightly reduced some holdings in the materials and industrials sectors during the year given the softening demand coming from emerging markets. Lastly, select opportunities in IT and health care were added to the Fund during the 12-month period. In aggregate, the Fund continues to focus on investing in companies that offer free cash flow generation, dividend income and relative stability.

Describe portfolio positioning at period end.

•

The year 2013 was exceptionally strong for the US equity market, achieving its best return since 1997 and only the 19th time it has eclipsed 30% in a calendar year since 1926. US equities climbed steadily higher throughout the year led by the small, mid-cap and growth areas of the marketplace. Despite a few speed bumps along the way (e.g., the elimination of the 2% payroll tax cut; budget sequestration; the Federal Reserve’s tapering of its asset purchases; and political uncertainty) the US economy continued to show signs of a modest-yet-sustainable recovery. On the macroeconomic side, the housing market has grown stronger, unemployment has improved and the Federal Reserve demonstrated enough confidence in the economy to initiate a tapering of its bond-buying program in December 2013.

•

From a valuation perspective, mega-cap stocks remain more attractively valued than other areas of the marketplace, are carrying higher yields and may have a greater ability to fund projects from cash reserves should rates rise and financing costs accelerate. The Fund remains well-positioned to capture growth, but importantly, ready to provide relative protection should headwinds persist and market volatility intensify. As always, dividend growth, lower volatility and the ability to assertively participate in a rising market remain cornerstones of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Financials	22%
Industrials	14
Energy	14
Consumer Staples	11
Consumer Discretionary	9
Health Care	9
Materials	7
Utilities	6
Information Technology	5
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010, are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees and administration fees, if any. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

This unmanaged index measures the performance of the large cap value segment of the U.S. equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	13.04%	24.52%	13.40%		10.91%
Class III[5]	12.97	24.12	13.13	[7]	10.64	[7]
Russell 1000® Value Index	14.34	32.53	16.67		7.58
S&P 500® Index	16.31	32.39	17.94		7.41

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010, are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,130.40	$4.56	$1,000.00	$1,020.92	$4.33	0.85%
Class III	$1,000.00	$1,129.70	$5.90	$1,000.00	$1,019.66	$5.60	1.10%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 3 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 6.1%
Honeywell International, Inc.	7,610	$695,326
Northrop Grumman Corp.	6,440	738,088
Raytheon Co.	11,620	1,053,934
United Technologies Corp.	8,660	985,508

		3,472,856
Air Freight & Logistics — 1.2%
United Parcel Service, Inc., Class B	6,290	660,953
Auto Components — 0.6%
Johnson Controls, Inc.	6,665	341,915
Beverages — 2.4%
The Coca-Cola Co.	16,335	674,799
Diageo PLC	21,150	700,884

		1,375,683
Chemicals — 3.3%
The Dow Chemical Co.	8,485	376,734
E.I. du Pont de Nemours & Co.	14,165	920,300
Olin Corp.	6,120	176,562
Praxair, Inc.	3,195	415,446

		1,889,042
Commercial Banks — 8.7%
Fifth Third Bancorp	30,740	646,462
M&T Bank Corp.	1,215	141,450
SunTrust Banks, Inc.	23,470	863,931
The Toronto-Dominion Bank	6,090	573,942
U.S. Bancorp	22,000	888,800
Wells Fargo & Co.	40,475	1,837,565

		4,952,150
Communications Equipment — 0.8%
Motorola Solutions, Inc.	6,830	461,025
Consumer Finance — 1.5%
American Express Co.	9,405	853,316
Containers & Packaging — 0.6%
MeadWestvaco Corp.	9,985	368,746
Diversified Financial Services — 4.6%
Citigroup, Inc.	13,440	700,358
JPMorgan Chase & Co.	32,520	1,901,770

		2,602,128
Diversified Telecommunication Services — 3.2%
AT&T Inc.	18,482	649,827
BCE, Inc.	3,845	166,450
Verizon Communications, Inc.	20,670	1,015,724

		1,832,001
Electric Utilities — 2.4%
Duke Energy Corp.	3,374	232,840

Common Stocks	Shares	Value
Electric Utilities (concluded)
Edison International	4,595	$212,748
ITC Holdings Corp.	1,520	145,646
NextEra Energy, Inc.	6,595	564,664
Northeast Utilities	5,145	218,096

		1,373,994
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	2,005	236,911
Energy Equipment & Services — 0.6%
Schlumberger Ltd.	3,555	320,341
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	4,095	322,235
Food Products — 2.9%
General Mills, Inc.	9,655	481,881
Kraft Foods Group, Inc.	4,983	268,683
Mondelez International, Inc., Class A	17,130	604,689
Unilever NV — NY Shares	8,005	322,041

		1,677,294
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	5,050	193,567
Health Care Providers & Services — 0.4%
Quest Diagnostics, Inc.	4,185	224,065
Hotels, Restaurants & Leisure — 1.4%
McDonald’s Corp.	8,165	792,250
Household Products — 2.1%
Kimberly-Clark Corp.	4,615	482,083
The Procter & Gamble Co.	8,495	691,578

		1,173,661
Industrial Conglomerates — 4.2%
3M Co.	4,425	620,606
General Electric Co.	63,965	1,792,939

		2,413,545
Insurance — 6.0%
ACE Ltd.	6,085	629,980
The Chubb Corp.	6,135	592,825
MetLife, Inc.	4,980	268,522
Prudential Financial, Inc.	12,250	1,129,695
The Travelers Cos., Inc.	9,265	838,853

		3,459,875
IT Services — 1.9%
Automatic Data Processing, Inc.	2,260	182,631
International Business Machines Corp.	4,735	888,144

		1,070,775

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Leisure Equipment & Products — 0.7%
Mattel, Inc.	7,790	$370,648
Machinery — 1.6%
Deere & Co.	10,140	926,086
Media — 3.1%
Comcast Corp., Special Class A	29,265	1,459,738
The Walt Disney Co.	4,325	330,430

		1,790,168
Metals & Mining — 2.1%
BHP Billiton Ltd.	25,510	869,708
Newmont Mining Corp.	9,140	210,494
Southern Copper Corp.	5,104	146,536

		1,226,738
Multi-Utilities — 2.4%
Dominion Resources, Inc.	8,840	571,860
Public Service Enterprise Group, Inc.	9,970	319,439
Sempra Energy	3,185	285,886
Wisconsin Energy Corp.	5,320	219,929

		1,397,114
Oil, Gas & Consumable Fuels — 12.9%
Chevron Corp.	13,755	1,718,137
ConocoPhillips	4,310	304,501
Enbridge, Inc.	16,580	724,385
Exxon Mobil Corp.	12,145	1,229,074
Kinder Morgan, Inc.	10,320	371,520
Marathon Oil Corp.	12,800	451,840
Marathon Petroleum Corp.	6,010	551,297
Occidental Petroleum Corp.	6,050	575,355
Phillips 66	2,850	219,821
Royal Dutch Shell PLC, Class A	4,090	146,579
Spectra Energy Corp.	7,246	258,102
Total SA — ADR	13,705	839,705

		7,390,316
Paper & Forest Products — 0.8%
International Paper Co.	8,820	432,445
Pharmaceuticals — 8.1%
AbbVie, Inc.	5,050	266,691
Bristol-Myers Squibb Co.	18,985	1,009,053
Johnson & Johnson	10,275	941,087
Merck & Co., Inc.	21,800	1,091,090
Pfizer, Inc.	43,060	1,318,928

		4,626,849

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	2,660	$212,321
Weyerhaeuser Co.	7,960	251,297

		463,618
Road & Rail — 0.9%
Union Pacific Corp.	3,105	521,640
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	21,600	560,736
Software — 1.5%
Microsoft Corp.	23,055	862,949
Specialty Retail — 2.4%
The Home Depot, Inc.	16,615	1,368,079
Textiles, Apparel & Luxury Goods — 1.2%
VF Corp.	11,200	698,208
Tobacco — 3.1%
Altria Group, Inc.	8,425	323,436
Lorillard, Inc.	9,995	506,547
Philip Morris International, Inc.	10,865	946,667

		1,776,650
Water Utilities — 0.6%
American Water Works Co., Inc.	8,615	364,070
Total Long-Term Investments (Cost — $41,196,402) — 99.4%		56,844,642

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (a)(b)	240,135	240,135
Total Short-Term Securities (Cost — $240,135) — 0.4%		240,135
Total Investments (Cost — $41,436,537) — 99.8%		57,084,777
Other Assets Less Liabilities — 0.2%		140,084

Net Assets — 100.0%		$57,224,861

Notes to Schedule of Investments

(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,706,368	(1,466,233)	240,135	$1,343

(b)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$3,472,856	—	—	$3,472,856
Air Freight & Logistics	660,953	—	—	660,953
Auto Components	341,915	—	—	341,915
Beverages	674,799	$700,884	—	1,375,683
Chemicals	1,889,042	—	—	1,889,042
Commercial Banks	4,952,150	—	—	4,952,150
Communications Equipment	461,025	—	—	461,025
Consumer Finance	853,316	—	—	853,316
Containers & Packaging	368,746	—	—	368,746
Diversified Financial Services	2,602,128	—	—	2,602,128
Diversified Telecommunication Services	1,832,001	—	—	1,832,001
Electric Utilities	1,373,994	—	—	1,373,994
Electrical Equipment	236,911	—	—	236,911
Energy Equipment & Services	320,341	—	—	320,341
Food & Staples Retailing	322,235	—	—	322,235
Food Products	1,677,294	—	—	1,677,294
Health Care Equipment & Supplies	193,567	—	—	193,567
Health Care Providers & Services	224,065	—	—	224,065
Hotels, Restaurants & Leisure	792,250	—	—	792,250
Household Products	1,173,661	—	—	1,173,661
Industrial Conglomerates	2,413,545	—	—	2,413,545
Insurance	3,459,875	—	—	3,459,875
IT Services	1,070,775	—	—	1,070,775
Leisure Equipment & Products	370,648	—	—	370,648
Machinery	926,086	—	—	926,086
Media	1,790,168	—	—	1,790,168
Metals & Mining	357,030	869,708	—	1,226,738
Multi-Utilities	1,397,114	—	—	1,397,114
Oil, Gas & Consumable Fuels	7,243,737	146,579	—	7,390,316
Paper & Forest Products	432,445	—	—	432,445
Pharmaceuticals	4,626,849	—	—	4,626,849
Real Estate Investment Trusts (REITs)	463,618	—	—	463,618
Road & Rail	521,640	—	—	521,640
Semiconductors & Semiconductor Equipment	560,736	—	—	560,736
Software	862,949	—	—	862,949
Specialty Retail	1,368,079	—	—	1,368,079
Textiles, Apparel & Luxury Goods	698,208	—	—	698,208
Tobacco	1,776,650	—	—	1,776,650
Water Utilities	364,070	—	—	364,070
Short-Term Securities	240,135	—	—	240,135
Total	$55,367,606	$1,717,171	—	$57,084,777

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of December 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$26	—	—	$26
Foreign currency at value	5,553	—	—	5,553
Total	$5,579	—	—	$5,579

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (cost — $41,196,402)	$56,844,642
Investments at value — affiliated (cost — $240,135)	240,135
Cash	26
Foreign currency at value (cost — $5,652)	5,553
Capital shares sold receivable	120,882
Dividends receivable — unaffiliated	117,572
Dividends receivable — affiliated	20
Receivable from Manager	14,360
Income receivable — affiliated	30
Prepaid expenses	539

Total assets	57,343,759

Liabilities
Capital shares redeemed payable	4,077
Investment advisory fees payable	28,462
Professional fees payable	34,566
Transfer agent fees payable	27,363
Custodian fees payable	8,226
Distribution fees payable	4,190
Officer’s and Directors’ fees payable	3,748
Other affiliates payable	131
Other accrued expenses payable	8,135

Total liabilities	118,898

Net Assets	$57,224,861

Net Assets Consist of
Paid-in capital	$40,928,133
Accumulated net realized gain	648,587
Net unrealized appreciation/depreciation	15,648,141

Net Assets	$57,224,861

Net Asset Value
Class I — Based on net assets of $36,657,643 and 3,400,813 shares outstanding, 100 million shares authorized, $0.10 par value	$10.78

Class III — Based on net assets of $20,567,218 and 1,909,528 shares outstanding, 100 million shares authorized, $0.10 par value	$10.77

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statement of Operations

Year Ended December 31, 2013	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$1,521,472
Dividends — affiliated	1,343
Foreign taxes withheld	(20,174)
Other income — affiliated	30

Total income	1,502,671

Expenses
Investment advisory	322,370
Transfer agent	6,634
Transfer agent — Class I	74,085
Transfer agent — Class III	30,977
Distribution — Class III	41,219
Professional	51,390
Custodian	22,771
Accounting services	19,241
Officer and Directors	18,813
Printing	2,175
Registration	638
Miscellaneous	10,112

Total expenses	600,425
Less fees waived by Manager	(1,002)
Less transfer agent fees reimbursed — Class I	(74,085)
Less transfer agent fees reimbursed — Class III	(30,977)

Total expenses after fees waived and reimbursed	494,361

Net investment income	1,008,310

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	1,453,653
Foreign currency transactions	1,703

1,455,356

Net change in unrealized appreciation/depreciation on:
Investments	9,130,235
Foreign currency translations	(233)

9,130,002

Total realized and unrealized gain	10,585,358

Net Increase in Net Assets Resulting from Operations	$11,593,668

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$1,008,310	$968,415
Net realized gain	1,455,356	44,294
Net change in unrealized appreciation/depreciation	9,130,002	3,473,249

Net increase in net assets resulting from operations	11,593,668	4,485,958

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(711,799)	(765,099)
Class III	(297,214)	(201,891)
Net realized gain:
Class I	(508,250)	(28,384)
Class III	(283,242)	(10,158)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,800,505)	(1,005,532)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	494,436	10,185,258

Net Assets
Total increase in net assets	10,287,599	13,665,684
Beginning of year	46,937,262	33,271,578

End of year	$57,224,861	$46,937,262

Distributions in excess of net investment income, end of year	—	$(7,954)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$8.95	$8.17	$7.92	$8.49	$7.69

Net investment income[1]	0.19	0.21	0.17	0.22	0.25
Net realized and unrealized gain	1.99	0.78	0.30	0.64	0.86

Net increase from investment operations	2.18	0.99	0.47	0.86	1.11

Dividends and distributions from:[2]
Net investment income	(0.20)	(0.20)	(0.17)	(0.24)	(0.25)
Net realized gain	(0.15)	(0.01)	(0.05)	(1.19)	(0.06)
Tax return of capital	—	—	(0.00)[3]	—	—

Total dividends and distributions	(0.35)	(0.21)	(0.22)	(1.43)	(0.31)

Net asset value, end of year	$10.78	$8.95	$8.17	$7.92	$8.49

Total Investment Return[4]
Based on net asset value	24.52%	12.12%	5.96%	10.33%	14.87%

Ratios to Average Net Assets
Total expenses	1.04%	0.96%	1.02%	1.07%	0.94%

Total expenses after fees waived and reimbursed	0.84%	0.83%	1.02%	1.03%	0.94%

Net investment income	1.95%	2.35%	2.09%	2.73%	3.23%

Supplemental Data
Net assets, end of year (000)	$36,658	$34,558	$30,925	$28,803	$29,583

Portfolio turnover	18%	4%	12%	103%	24%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Year Ended December 31,		Period July 1, 2011[1] to December 31, 2011
	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$8.95	$8.17	$8.60

Net investment income[2]	0.17	0.20	0.06
Net realized and unrealized gain (loss)	1.97	0.77	(0.31)

Net increase (decrease) from investment operations	2.14	0.97	(0.25)

Dividends and distributions from:[3]
Net investment income	(0.17)	(0.18)	(0.13)
Net realized gain	(0.15)	(0.01)	(0.05)
Tax return of capital	—	—	(0.00)[4]

Total dividends and distributions	(0.32)	(0.19)	(0.18)

Net asset value, end of period	$10.77	$8.95	$8.17

Total Investment Return[5]
Based on net asset value	24.12%	11.90%	(2.94)%[6]

Ratios to Average Net Assets
Total expenses	1.28%	1.21%	1.26%[7]

Total expenses after fees waived and reimbursed	1.09%	1.06%	1.26%[7]

Net investment income	1.71%	2.24%	1.99%[7]

Supplemental Data
Net assets, end of period (000)	$20,567	$12,379	$2,347

Portfolio turnover	18%	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the NYSE. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., foreign currency exchange contracts); that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(3,047)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1
Average US dollar amounts purchased	$4,690

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $658 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse all such fees for Class I and Class III.

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Fund recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $30, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2013 were $10,461,967 and $9,592,771, respectively.

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to foreign currency transactions and the reclassification of distributions were reclassified to the following accounts:

Distributions in excess of net investment income	$8,657
Accumulated net realized gain	$(8,657)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$1,002,059	$1,005,532
Long-term capital gains	798,446	—

Total	$1,800,505	$1,005,532

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$653,543
Net unrealized gains[1]	15,643,185

Total	$16,296,728

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$41,441,492

Gross unrealized appreciation	$16,058,496
Gross unrealized depreciation	(415,211)

Net unrealized appreciation	$15,643,285

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	453,974	$4,411,486	828,547	$7,165,166
Shares issued in reinvestment of dividends and distributions	117,382	1,220,050	89,417	793,483
Shares redeemed	(1,030,865)	(10,378,224)	(843,289)	(7,340,425)

Net increase (decrease)	(459,509)	$(4,746,688)	74,675	$618,224

Class III
Shares sold	980,898	$9,765,606	1,216,589	$10,620,207
Shares issued in reinvestment of dividends and distributions	55,536	580,455	23,874	212,049
Shares redeemed	(510,442)	(5,104,937)	(144,197)	(1,265,222)

Net increase	525,992	$5,241,124	1,096,266	$9,567,034

Total Net Increase	66,483	$494,436	1,170,941	$10,185,258

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Equity Dividend V.I. Fund And Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund outperformed its Reference Benchmark, but underperformed the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is an unmanaged index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•

Within equities, stock selection and an overweight position to Japan contributed positively to performance versus the Reference Benchmark, as did stock selection in Hong Kong and Europe. From a sector perspective, stock selection in information technology (“IT”), industrials, consumer discretionary, energy and telecommunication services, as well as stock selection and an overweight position in health care added to relative returns. An underweight position to fixed income also positively impacted performance. Within fixed income, an overweight position to convertible bonds and U.S. corporate bonds contributed to returns. From a currency perspective, an underweight position to the Japanese yen and Australian dollar was additive to performance.

•

Detracting from performance within equities was stock selection and an underweight position in the United States and an overweight to select emerging market countries such as Russia and Brazil. From a sector perspective, stock selection and an overweight position in materials, particularly gold-related securities, had a negative impact on results. Within fixed income, an overweight position to Brazilian sovereign bonds weighed on returns. An overweight position to cash detracted from performance for the period.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation increased from 62% to 63% of net assets, which was notably due to an increase in exposure to both Europe and Japan. This was partially offset by decreased exposure to the U.S., Canada and Latin America. From a sector perspective, the Fund increased exposure to industrials, financials, health care, consumer discretionary, IT and utilities, and decreased exposure to materials, energy and telecommunication services.

•

The Fund’s overall allocation to fixed income decreased from 24% to 20% of net assets, which was markedly due to decreased exposure to convertible bonds, government bonds and sovereign bonds across Australia, Brazil and Europe. These reductions were partially offset by increased weightings in U.S. dollar-denominated corporate bonds and U.S. Treasuries. Reflecting the above changes, the Fund’s cash and cash equivalent holdings increased from 14% to 17% of net assets.

•

During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) low.

Describe portfolio positioning at period end.

•

Compared to its Reference Benchmark, the Fund ended the period with overweight positions in equities, significantly underweight positions in fixed income and overweight positions in cash and cash equivalents. Within the equity segment, the Fund held overweight positions in Japan and Europe and underweight positions in the U.S and Canada. On a sector basis, the Fund held overweight positions in industrials, health care, materials, IT and financials, and underweight positions in consumer staples. With respect to currency exposure, the Fund held overweight positions in the U.S. dollar, Brazilian real, Singapore dollar, Australian dollar and Canadian dollar, and underweight position in the Japanese yen, euro, Taiwan dollar and British pound sterling. The Fund also held small overweight positions in other Asian currencies and underweight positions in other European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets		Reference Benchmark[4] Percentage
US Equities	33%[1]		36%
European Equities	15	[1]	13
Asia Pacific Equities	13	[1]	9
Other Equities	2	[1]	2
Total Equities	63	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	11		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	6		16
Total Fixed Income Securities	20		40
Cash & Short-Term Securities[3]	17		—

[1]	Includes value of financial futures contracts.

[2]	Includes preferred stock.

[3]	Cash & short-term securities are reduced by the market (or nominal) value of long financial futures contracts.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]   The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[2]   Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]   This broad-based capitalization-weighted index is comprised of 2,431 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]	10 Years[6]
Class I5	9.85%	14.76%	10.27%	8.52%
Class II5	9.70	14.55	10.09	8.35
Class III[5]	9.68	14.42	9.98	8.25
FTSE World Index	16.35	24.67	15.62	7.87
Reference Benchmark	9.97	13.67	10.94	6.71
US Stocks: S&P 500® Index[7]	16.31	32.39	17.94	7.41
Non-US Stocks: FTSE World (ex US) Index[8]	16.05	17.41	13.39	8.16
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[9]	(0.12)	(2.42)	2.77	4.21
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[10]	2.77	(4.56)	2.27	4.10

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[8]	This unmanaged capitalization-weighted index is comprised of 1,816 equities in 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[12]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[11]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[11]	Annualized Expense Ratio
Class I	$1,000.00	$1,098.50	$3.76	$1,000.00	$1,021.63	$3.62	0.71%
Class II	$1,000.00	$1,097.00	$4.55	$1,000.00	$1,020.87	$4.38	0.86%
Class III	$1,000.00	$1,096.80	$5.07	$1,000.00	$1,020.37	$4.89	0.96%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments December 31, 2013	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.6%
Asciano Ltd.	1,901,432	$9,802,715
BHP Billiton Ltd.	101,994	3,477,264
Commonwealth Bank of Australia	175,370	12,219,234
Fortescue Metals Group Ltd.	3,967,885	20,727,474
Mesoblast Ltd. (a)(b)	1,050,816	5,498,815
National Australia Bank Ltd.	412,689	12,880,822
QBE Insurance Group Ltd.	645,297	6,656,672
Westpac Banking Corp.	188,143	5,453,999

		76,716,995
Austria — 0.0%
Andritz AG	71,895	4,505,611
Belgium — 0.2%
Anheuser-Busch InBev NV	202,457	21,528,601
RHJ International (a)	769,800	3,907,775
RHJ International — ADR (a)	40,600	206,435

		25,642,811
Brazil — 0.8%
Banco Santander Brasil SA — ADR	935,206	5,704,757
BR Malls Participacoes SA	873,157	6,310,195
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	240,174	10,679,942
Cielo SA	456,370	12,699,244
Cosan Ltd., Class A	735,192	10,086,834
Cyrela Brazil Realty SA	923,554	5,637,036
Hypermarcas SA	968,773	7,247,576
Itau Unibanco Holding SA, Preference Shares	623,797	8,289,090
MRV Engenharia e Participacoes SA	1,581,505	5,650,985
Petroleo Brasileiro SA — ADR	886,482	12,215,722
Qualicorp SA (a)	717,560	6,843,319
SLC Agricola SA	469,664	4,061,098

		95,425,798
Canada — 1.6%
Agrium, Inc.	206,773	18,915,594
Athabasca Oil Corp. (a)(b)	1,499,250	9,145,813
Bank of Nova Scotia	169,939	10,627,487
Brookfield Asset Management, Inc., Class A	205,481	7,978,827
Cameco Corp.	649,731	13,494,913
Canadian National Railway Co.	228,006	13,000,902
Canadian Natural Resources Ltd.	441,995	14,957,111
Eldorado Gold Corp.	1,855,285	10,531,766
First Quantum Minerals Ltd.	805,766	14,518,580
Goldcorp, Inc.	1,415,401	30,671,740
Platinum Group Metals Ltd. (a)	5,968,974	7,136,359
Rogers Communications, Inc., Class B	139,426	6,309,027
Shaw Communications, Inc., Class B	616,875	15,011,738

Common Stocks	Shares	Value
Canada (concluded)
Silver Wheaton Corp.	453,489	$9,155,943
Suncor Energy, Inc.	48,702	1,707,005
Suncor Energy, Inc. — NY Shares	271,682	9,524,535
Teck Resources Ltd., Class B	511,138	13,294,699

		205,982,039
Chile — 0.1%
Banco Santander Chile — ADR	330,438	7,788,424
China — 0.8%
Beijing Enterprises Holdings Ltd. (b)	3,146,542	31,255,482
China BlueChemical Ltd., Class H	4,386,300	2,748,106
Dongfeng Motor Group Co. Ltd., Class H	1,814,800	2,850,103
FU JI Food and Catering Services Holdings Ltd. (a)	156,663	33,234
Haitian International Holdings Ltd.	1,918,800	4,335,321
Jiangxi Copper Co. Ltd., Class H	2,984,000	5,401,612
Kunlun Energy Co. Ltd.	6,172,000	10,909,938
Mindray Medical International Ltd. (b)	229,745	8,353,528
SINA Corp. (a)	172,275	14,514,169
Sinopharm Group Co. Ltd., Class H	2,480,800	7,137,192
Yuanda China Holdings Ltd.	26,030,228	2,288,957
Zhongsheng Group Holdings Ltd. (b)	3,772,206	5,218,419

		95,046,061
Denmark — 0.1%
TDC A/S	777,092	7,537,696
Finland — 0.0%
Metso OYJ	132,202	5,653,244
France — 4.0%
Arkema SA	140,137	16,362,199
AtoS	359,089	32,534,922
AXA SA	1,015,008	28,265,667
BNP Paribas SA	690,180	53,839,282
Cap Gemini SA	28,809	1,949,956
Casino Guichard Perrachon SA	106,418	12,279,198
Cie Generale des Etablissements Michelin	63,381	6,743,811
Compagnie de Saint-Gobain	613,044	33,770,935
Danone	102,248	7,376,395
European Aeronautic Defence & Space Co. NV	670,741	51,493,131
LVMH Moet Hennessy Louis Vuitton SA	61,164	11,174,344
Renault SA	82,293	6,622,670
Rexel SA	120,990	3,175,226
Safran SA	1,139,090	79,199,486
Sanofi	568,625	60,726,493
Sanofi — ADR	28,134	1,508,826
Société Générale SA	323,391	18,805,420
Technip SA	261,053	25,129,239

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR     American Depositary Receipts

AUD     Australian Dollar

BRL     Brazilian Real

CAD     Canadian Dollar

CHF     Swiss Franc

CNY     Chinese Yuan Renminbi

ETF      Exchange-Traded Fund

EUR     Euro

FKA     Formerly Known As

FTSE    Financial Times Stock Exchange

GBP     British Pound

GDR    Global Depositary Receipts

HKD     Hong Kong Dollar

JPY      Japanese Yen

JSC     Joint Stock Company

KRW    Korean Won

LIBOR  London Interbank Offered Rate

MSCI    Morgan Stanley Capital International

MXN    Mexican Peso

MYR    Malaysian Ringgit

NOK    Norwegian Krone

NYSE   New York Stock Exchange

PCL     Public Company Limited

REIT    Real Estate Investment Trust

SEK     Swedish Krona

SGD     Singapore Dollar

S&P     Standard & Poor’s

SPDR   Standard & Poor’s Depositary Receipts

USD     US Dollar

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (concluded)
Total SA	296,913	$18,224,429
Total SA — ADR	365,739	22,408,829
UbiSOFT Entertainment (a)	734,045	10,396,559

		501,987,017
Germany — 2.4%
Allianz SE, Registered Shares	133,718	24,059,400
Bayerische Motoren Werke AG	159,315	18,708,862
Beiersdorf AG	80,816	8,193,532
Deutsche Bank AG, Registered Shares	556,226	26,721,989
Deutsche Boerse AG	162,555	13,471,633
Deutsche Telekom AG, Registered Shares	1,574,513	27,129,268
Fresenius SE & Co. KGaA	124,724	19,179,451
HeidelbergCement AG	85,283	6,476,009
Lanxess AG	98,623	6,589,947
Linde AG	81,804	17,128,683
RTL Group SA	122,266	15,825,368
Siemens AG, Registered Shares	524,706	71,947,247
Telefonica Deutschland Holding AG	844,249	6,977,379
Volkswagen AG, Preference Shares	165,507	46,576,957

		308,985,725
Hong Kong — 0.4%
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	2,192,117
The Link REIT	2,563,546	12,433,349
Sino Biopharmaceutical Ltd. (b)	4,812,000	3,825,194
Sun Hung Kai Properties Ltd.	2,103,000	26,727,791

		45,178,451
India — 0.1%
Cummins India Ltd.	1,284,918	9,964,243
Indonesia — 0.0%
Siloam International Hospitals Tbk PT (a)	6,374,142	4,975,707
Ireland — 0.8%
Covidien PLC	381,994	26,013,791
Eaton Corp. PLC	321,934	24,505,616
Shire PLC	524,435	24,715,277
XL Group PLC (c)	774,317	24,654,253

		99,888,937
Israel — 0.1%
Check Point Software Technologies Ltd. (a)	34,907	2,252,200
Mobileye, Inc.	298,073	10,402,748

		12,654,948
Italy — 0.8%
EI Towers SpA	44,822	2,058,534
Eni SpA	1,831,354	44,252,386
Intesa Sanpaolo SpA	7,495,049	18,435,655
Mediaset SpA (a)	2,176,915	10,323,896
Telecom Italia SpA	10,253,042	10,223,929
Telecom Italia SpA	997,422	782,617
UniCredit SpA	2,377,375	17,537,129

		103,614,146
Japan — 8.4%
Aisin Seiki Co. Ltd.	369,139	15,007,740
Ajinomoto Co., Inc.	953,000	13,796,284
Asahi Kasei Corp.	1,320,100	10,354,622
Astellas Pharma, Inc.	197,393	11,702,808
Benesse Holdings, Inc.	168,400	6,765,344
Bridgestone Corp.	687,232	26,037,091
Chubu Electric Power Co., Inc.	332,200	4,294,623
Daihatsu Motor Co. Ltd.	179,407	3,043,238
Daikin Industries Ltd.	198,400	12,380,703

Common Stocks	Shares	Value
Japan (concluded)
Daito Trust Construction Co. Ltd.	120,100	$11,227,905
Denso Corp.	484,320	25,585,994
East Japan Railway Co.	407,851	32,488,520
FANUC Corp.	43,218	7,919,295
Fuji Heavy Industries Ltd.	2,254,564	64,793,823
Futaba Industrial Co. Ltd.	381,221	1,464,972
Hino Motors Ltd.	441,000	6,946,962
Hitachi Chemical Co. Ltd.	682,800	10,889,529
Hitachi Ltd.	3,443,700	26,110,657
Honda Motor Co. Ltd.	767,483	31,679,494
Hoya Corp.	695,674	19,348,011
IHI Corp.	1,451,000	6,275,054
Inpex Corp.	1,863,839	23,905,917
Japan Airlines Co. Ltd.	392,200	19,347,731
JGC Corp.	648,302	25,441,854
JSR Corp.	745,400	14,448,025
Kao Corp.	173,500	5,462,098
KDDI Corp.	523,600	32,261,756
Keyence Corp.	6,600	2,826,023
Kubota Corp.	1,152,296	19,113,398
Kuraray Co. Ltd.	1,169,670	13,962,118
Kyocera Corp.	144,400	7,218,783
Mitsubishi Corp.	1,335,947	25,647,405
Mitsubishi Electric Corp.	1,124,000	14,133,693
Mitsubishi Heavy Industries Ltd.	1,156,000	7,159,770
Mitsubishi UFJ Financial Group, Inc.	1,985,200	13,180,530
Mitsui & Co. Ltd.	3,773,978	52,613,559
MS&AD Insurance Group Holdings	235,814	6,338,439
Murata Manufacturing Co. Ltd.	168,928	15,023,330
Nintendo Co. Ltd.	90,200	12,073,602
Nippon Telegraph & Telephone Corp.	164,430	8,856,266
Nitori Holdings Co. Ltd.	140,050	13,259,532
Nitto Denko Corp.	315,300	13,332,342
NKSJ Holdings, Inc.	212,000	5,900,727
Okumura Corp.	1,304,751	6,035,122
Omron Corp.	64,100	2,832,790
Otsuka Holdings Co. Ltd.	459,900	13,279,120
Rinnai Corp.	93,023	7,247,255
Rohm Co. Ltd.	253,353	12,357,814
Ryohin Keikaku Co. Ltd.	91,300	9,875,236
Shin-Etsu Chemical Co. Ltd.	413,234	24,169,762
Ship Healthcare Holdings, Inc.	152,900	5,937,291
SMC Corp.	15,300	3,861,545
Sony Financial Holdings, Inc.	632,800	11,526,893
Sumitomo Corp.	1,090,900	13,710,575
Sumitomo Electric Industries Ltd.	788,548	13,181,405
Sumitomo Mitsui Financial Group, Inc.	754,447	39,233,797
Suntory Beverage & Food Ltd. (a)	313,800	10,010,884
Suzuki Motor Corp.	1,397,389	37,654,935
Toda Corp.	1,661,896	5,770,914
Tokio Marine Holdings, Inc.	1,338,323	44,793,250
Tokyo Gas Co. Ltd.	5,678,070	27,985,537
Toyota Industries Corp.	571,977	25,855,965
Toyota Motor Corp.	336,500	20,518,117
Ube Industries Ltd.	2,928,346	6,272,005
West Japan Railway Co.	275,100	11,919,660
Yamada Denki Co. Ltd.	4,378,300	14,321,318

		1,067,970,757
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	668,137	10,489,751
Malaysia — 0.3%
Axiata Group Bhd	6,685,986	14,098,727
IHH Healthcare Bhd (a)	17,058,900	20,118,675

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Malaysia (concluded)
Telekom Malaysia Bhd	3,830,646	$6,493,032

		40,710,434
Mexico — 0.3%
America Movil SAB de CV, Series L — ADR	289,996	6,777,207
Fibra Uno Administracion SA de CV	2,076,788	6,651,957
Fomento Economico Mexicano SAB de CV — ADR	58,134	5,689,575
Grupo Televisa S.A.B.	1,074,568	6,477,119
TF Administradora Industrial S de RL de CV	3,633,557	6,537,147

		32,133,005
Netherlands — 1.5%
Akzo Nobel NV	260,988	20,238,648
CNH Industrial NV (a)	3,222,324	36,727,135
CNH Industrial NV (a)	54,130	616,958
CNH Industrial NV — NYSE (a)	149,563	1,697,540
CNH Industrial NV — NYSE (a)	4,436	50,349
ING Groep NV CVA (a)	1,929,301	26,949,612
Koninklijke DSM NV	237,620	18,700,390
Koninklijke KPN NV (a)	2,571,379	8,308,395
Royal Dutch Shell PLC	189,955	6,781,946
Royal Dutch Shell PLC — ADR	589,352	42,003,117
Unilever NV — NY Shares	79,093	3,181,911
Unilever NV CVA	772,148	31,044,560

		196,300,561
Norway — 0.3%
Statoil ASA	1,380,933	33,579,477
Portugal — 0.1%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA (b)	956,779	7,113,047
Russia — 0.1%
Novorossiysk Commercial Sea Port PJSC — GDR	380,407	2,082,728
Polyus Gold International Ltd.	745,054	2,459,663
Sberbank	3,980,146	12,282,533

		16,824,924
Singapore — 0.3%
CapitaLand Ltd. (b)	5,585,350	13,462,993
Oversea-Chinese Banking Corp. Ltd. (b)	1,205,800	9,773,297
Raffles Medical Group Ltd.	1,726,800	4,255,595
Singapore Telecommunications Ltd.	5,620,630	16,345,444

		43,837,329
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	1,783,469	7,123,093
South Korea — 1.0%
Cheil Industries, Inc.	58,853	4,943,061
Hana Financial Group, Inc.	251,344	10,472,839
Hyundai Motor Co.	68,173	15,302,570
Hyundai Wia Corp.	13,689	2,470,413
KB Financial Group, Inc.	95,827	3,873,317
KT Corp. — ADR	204,389	3,039,264
Samsung Electronics Co. Ltd.	59,058	76,955,367
Samsung Electronics Co. Ltd., Preference Shares	4,515	4,342,114
Samsung Heavy Industries Co. Ltd.	224,088	8,098,843

		129,497,788
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	1,408,180	17,420,018
Telefonica SA	641,192	10,484,020
Telefonica SA — ADR	196,057	3,203,571

		31,107,609

Common Stocks	Shares	Value
Sweden — 0.4%
Boliden AB	368,856	$5,655,138
Electrolux AB	113,618	2,969,131
Getinge AB	133,208	4,566,101
Lundin Petroleum AB (a)	778,119	15,142,571
Svenska Handelsbanken AB, Class A	390,880	19,218,327

		47,551,268
Switzerland — 2.0%
Credit Suisse Group AG	295,601	9,123,246
Nestle SA, Registered Shares	886,233	64,952,071
Novartis AG, Registered Shares	431,533	34,587,102
Roche Holding AG	278,563	78,032,816
Swisscom AG, Registered Shares	17,465	9,230,146
Syngenta AG, Registered Shares	94,413	37,642,193
TE Connectivity Ltd.	46,655	2,571,157
UBS AG, Registered Shares	979,019	18,745,623

		254,884,354
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	2,386,323	6,251,388
Far EasTone Telecommunications Co. Ltd.	2,582,988	5,674,492
Taiwan Mobile Co. Ltd.	1,844,000	5,960,200
Yulon Motor Co. Ltd.	2,812,000	5,100,789

		22,986,869
Thailand — 0.1%
Bangkok Dusit Medical Services PCL, Class F	2,823,800	10,097,276
Bumrungrad Hospital PCL	1,489,500	3,977,591
PTT Global Chemical PCL	1,007,290	2,414,001

		16,488,868
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC (a)	601,869	8,945,111
NMC Health PLC	1,010,600	7,331,652

		16,276,763
United Kingdom — 4.2%
Antofagasta PLC	2,091,742	28,676,853
AstraZeneca PLC	492,485	29,217,779
Aviva PLC	932,877	6,979,311
Barratt Developments PLC (a)	2,431,944	14,077,853
BG Group PLC	1,643,107	35,357,144
BHP Billiton PLC	1,449,913	44,990,904
BP PLC	1,109,617	8,992,507
BP PLC — ADR	306,007	14,875,000
BT Group PLC	3,081,989	19,434,933
Delphi Automotive PLC	175,942	10,579,392
Delta Topco Ltd.	14,972,250	9,748,432
Diageo PLC	110,654	3,666,934
Diageo PLC — ADR	141,784	18,775,037
Genel Energy PLC (a)	361,494	6,436,826
Guinness Peat Group PLC (a)	2,077,735	1,008,877
HSBC Holdings PLC	4,498,976	49,372,696
Invensys PLC (b)	1,184,801	10,014,750
Lloyds Banking Group PLC (a)	20,201,170	26,507,861
Manchester United PLC, Class A (a)(b)	364,748	5,664,536
National Grid PLC	1,870,545	24,465,372
Rio Tinto PLC	948,279	53,587,189
SABMiller PLC	296,456	15,260,171
SSE PLC	718,255	16,321,862
Taylor Wimpey PLC	7,329,051	13,573,453
Tesco PLC	1,376,505	7,644,234
Unilever PLC	293,579	12,079,603
Unilever PLC — ADR	87,429	3,602,075
Vodafone Group PLC	4,342,031	17,095,498

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Vodafone Group PLC — ADR	558,561	$21,957,033

		529,964,115
United States — 33.3%
3M Co.	160,806	22,553,042
AbbVie, Inc.	977,815	51,638,410
Accenture PLC, Class A	24,291	1,997,206
ACE Ltd. (c)	371,633	38,475,164
Adobe Systems, Inc. (a)	38,741	2,319,811
AES Corp.	1,623,134	23,551,674
Aetna, Inc.	423,508	29,048,414
Aflac, Inc.	255,323	17,055,576
Agilent Technologies, Inc.	415,512	23,763,131
Allergan, Inc.	136,807	15,196,522
Alliance Data Systems Corp. (a)(b)	14,976	3,937,640
The Allstate Corp.	203,537	11,100,908
Amazon.com, Inc. (a)	40,917	16,317,290
Amdocs Ltd.	50,673	2,089,755
American Capital Agency Corp.	300,455	5,795,777
American Eagle Outfitters, Inc.	228,436	3,289,478
American Electric Power Co, Inc.	313,619	14,658,552
American Express Co.	383,206	34,768,280
American International Group, Inc. (a)	277,651	14,174,084
American Tower Corp.	213,841	17,068,789
American Water Works Co., Inc.	287,892	12,166,316
Ameriprise Financial, Inc.	21,183	2,437,104
AmerisourceBergen Corp.	31,464	2,212,234
Amgen, Inc.	175,271	20,008,937
Anadarko Petroleum Corp.	127,174	10,087,442
Apple Inc.	3,056	1,714,752
Arch Capital Group Ltd. (a)	94,223	5,624,171
Avery Dennison Corp.	140,116	7,032,422
Avnet, Inc.	52,249	2,304,703
AXIS Capital Holdings Ltd.	41,979	1,996,941
Bank of America Corp.	3,275,182	50,994,584
The Bank of New York Mellon Corp.	392,558	13,715,977
Baxter International, Inc.	373,402	25,970,109
BB&T Corp.	539,100	20,119,212
Beam, Inc.	54,667	3,720,636
Becton Dickinson & Co.	17,799	1,966,612
Berkshire Hathaway, Inc., Class B (a)	206,496	24,482,166
Biogen Idec, Inc. (a)	72,002	20,142,560
BorgWarner, Inc. (a)	203,157	11,358,508
Boston Scientific Corp. (a)	406,094	4,881,250
Bristol-Myers Squibb Co.	376,704	20,021,818
CA, Inc.	56,334	1,895,639
Calpine Corp. (a)	762,748	14,881,213
Capital One Financial Corp.	283,821	21,743,527
Cardinal Health, Inc.	642,808	42,946,002
Celgene Corp. (a)	165,616	27,982,479
CenterPoint Energy, Inc.	395,025	9,156,679
CF Industries Holdings, Inc.	8,984	2,093,631
Charter Communications, Inc., Class A (a)	91,392	12,498,770
Chevron Corp.	151,593	18,935,482
The Chubb Corp.	169,439	16,372,891
Church & Dwight Co., Inc.	96,274	6,381,041
Cisco Systems, Inc.	2,056,446	46,167,213
Citigroup, Inc.	1,220,388	63,594,419
Citrix Systems, Inc. (a)	430,121	27,205,153
CMS Energy Corp.	304,667	8,155,936
CNA Financial Corp.	53,918	2,312,543
Coach, Inc.	476,286	26,733,933
Cobalt International Energy, Inc. (a)	548,803	9,027,809
The Coca-Cola Co.	1,503,722	62,118,756
Colgate-Palmolive Co.	252,954	16,495,130

Common Stocks	Shares	Value
United States (continued)
Comcast Corp., Class A	832,050	$43,237,478
Computer Sciences Corp.	48,040	2,684,475
Constellation Brands, Inc., Class A (a)	31,595	2,223,656
Crown Castle International Corp. (a)	185,147	13,595,344
Crown Holdings, Inc. (a)	276,013	12,301,899
Cubist Pharmaceuticals, Inc. (a)(b)	128,424	8,844,561
Cummins, Inc.	118,947	16,767,959
CVS Caremark Corp.	124,504	8,910,751
Danaher Corp.	190,246	14,686,991
DaVita HealthCare Partners, Inc. (a)	184,811	11,711,473
Devon Energy Corp.	177,219	10,964,540
Diamond Offshore Drilling, Inc.	22,859	1,301,134
Discover Financial Services	422,215	23,622,929
DISH Network Corp., Class A (a)	52,664	3,050,299
Dominion Resources, Inc.	378,215	24,466,728
Dover Corp.	23,433	2,262,222
Dresser-Rand Group, Inc. (a)(c)	344,092	20,518,206
Duke Energy Corp.	206,154	14,226,688
Eastman Chemical Co.	29,330	2,366,931
eBay, Inc. (a)	459,859	25,241,660
Electronic Arts, Inc. (a)	945,711	21,694,610
EMC Corp.	3,053,825	76,803,699
Energizer Holdings, Inc.	17,787	1,925,265
Envision Healthcare Holdings, Inc. (a)	236,578	8,403,251
EOG Resources, Inc. (c)	101,460	17,029,046
Equity Residential	438,741	22,757,496
Express Scripts Holding Co. (a)	409,160	28,739,398
Extended Stay America, Inc. (a)	160,400	4,212,104
Fastenal Co.	482,526	22,924,810
FedEx Corp.	120,918	17,384,381
Fidelity National Information Services, Inc.	50,186	2,693,984
FMC Corp.	301,375	22,741,758
Ford Motor Co.	2,194,763	33,865,193
Forestar Group (a)	258,550	7,236,815
Freeport-McMoRan Copper & Gold, Inc.	895,939	33,812,738
Freescale Semiconductor Ltd. (a)(b)	785,989	12,615,123
The Fresh Market, Inc. (a)	44,331	1,795,406
General Dynamics Corp.	24,008	2,293,964
General Electric Co.	3,953,291	110,810,747
General Mills, Inc.	182,060	9,086,615
General Motors Co. (a)	1,122,922	45,893,822
Gilead Sciences, Inc. (a)	403,378	30,313,857
The Goldman Sachs Group, Inc.	137,761	24,419,515
Google, Inc., Class A (a)	111,630	125,104,857
Harris Corp.	31,954	2,230,709
HCA Holdings, Inc. (a)	547,214	26,107,580
HealthSouth Corp.	242,181	8,069,471
Helmerich & Payne, Inc.	28,768	2,418,813
Hillshire Brands Co.	433,874	14,508,747
Hilton Worldwide Holdings, Inc. (a)	583,500	12,982,875
Humana, Inc.	255,304	26,352,479
International Game Technology	156,228	2,837,100
International Paper Co.	52,026	2,550,835
Intuit, Inc.	29,558	2,255,867
Intuitive Surgical, Inc. (a)	11,178	4,293,246
JB Hunt Transport Services, Inc.	165,909	12,824,766
Johnson Controls, Inc.	316,575	16,240,298
JPMorgan Chase & Co.	1,434,073	83,864,589
KBR, Inc.	100,150	3,193,784
Kimberly-Clark Corp.	144,609	15,105,856
KLA-Tencor Corp.	26,029	1,677,829
The Kroger Co.	54,650	2,160,315
L-3 Communications Holdings, Inc.	22,474	2,401,572
Lear Corp.	34,888	2,824,881
Liberty Media Corp., Class A (a)	160,050	23,439,323

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Lincoln National Corp.	68,755	$3,549,133
Macy’s, Inc.	34,126	1,822,328
Marathon Oil Corp.	1,526,604	53,889,121
Marathon Petroleum Corp. (c)	725,527	66,552,592
Marsh & McLennan Cos., Inc.	27,408	1,325,451
MasterCard, Inc., Class A	127,488	106,511,124
Mattel, Inc.	301,578	14,349,081
McDonald’s Corp.	317,056	30,763,944
McKesson Corp.	172,058	27,770,161
Mead Johnson Nutrition Co.	156,309	13,092,442
Medtronic, Inc.	288,929	16,581,635
MetLife, Inc.	529,930	28,573,826
Mettler-Toledo International, Inc. (a)	35,682	8,656,096
Microsoft Corp.	233,815	8,751,695
Morgan Stanley	308,134	9,663,082
Motorola Solutions, Inc.	33,052	2,231,010
Murphy Oil Corp.	26,967	1,749,619
National Oilwell Varco, Inc.	323,751	25,747,917
NextEra Energy, Inc.	391,690	33,536,498
Northrop Grumman Corp.	24,994	2,864,562
Occidental Petroleum Corp.	279,660	26,595,666
Oracle Corp.	2,233,227	85,443,265
PACCAR, Inc.	194,006	11,479,335
Parker Hannifin Corp.	18,382	2,364,660
PerkinElmer, Inc.	235,506	9,709,912
Perrigo Co. PLC	78,649	12,069,476
Pfizer, Inc.	3,024,584	92,643,008
Phillips 66 (c)	458,840	35,390,329
PPG Industries, Inc.	17,065	3,236,548
PPL Corp.	559,004	16,820,430
Precision Castparts Corp.	96,730	26,049,389
The Procter & Gamble Co.	868,789	70,728,112
The Progressive Corp.	320,861	8,749,879
Prudential Financial, Inc.	253,138	23,344,386
QUALCOMM, Inc.	831,821	61,762,709
Raytheon Co.	31,111	2,821,768
Red Hat, Inc. (a)	316,570	17,740,583
Reinsurance Group of America, Inc.	29,440	2,278,950
RenaissanceRe Holdings Ltd.	58,901	5,733,423
Rockwell Automation, Inc.	294,323	34,777,206
Ross Stores, Inc.	20,835	1,561,167
Schlumberger Ltd.	445,782	40,169,416
Sealed Air Corp.	449,733	15,313,409
Sempra Energy	125,652	11,278,524
Sigma-Aldrich Corp.	24,992	2,349,498
Simon Property Group, Inc.	90,739	13,806,846
Southern Copper Corp.	242,230	6,954,423
The St. Joe Co. (a)	1,900,969	36,479,595
Stanley Black & Decker, Inc.	244,878	19,759,206
State Street Corp.	233,411	17,130,033
Stryker Corp.	25,967	1,951,160
Symantec Corp.	79,452	1,873,478
Tenet Healthcare Corp. (a)	214,517	9,035,456
Textron, Inc.	209,130	7,687,619
Thermo Fisher Scientific, Inc.	257,702	28,695,118
TIBCO Software, Inc. (a)	821,505	18,467,432
Time Warner Cable, Inc.	19,132	2,592,386
Torchmark Corp.	28,513	2,228,291
The Travelers Cos., Inc. (c)	245,798	22,254,551
TRW Automotive Holdings Corp. (a)	153,106	11,389,555
Twitter, Inc. (a)	204,496	13,016,170
Twitter, Inc. (Acquired 11/14/13, cost $21,992,900) (d)	1,294,910	74,178,919
U.S. Bancorp	478,719	19,340,248
Union Pacific Corp.	291,533	48,977,544

Common Stocks	Shares	Value
United States (concluded)
United Continental Holdings, Inc. (a)	1,149,543	$43,487,212
United Parcel Service, Inc., Class B	190,389	20,006,076
United Technologies Corp.	586,722	66,768,964
UnitedHealth Group, Inc.	595,447	44,837,159
Universal Health Services, Inc., Class B	391,261	31,793,869
Unum Group	65,333	2,291,882
Valero Energy Corp.	58,472	2,946,989
Valmont Industries, Inc.	12,885	1,921,411
Veeva Systems, Inc. (a)	280,501	9,004,082
Verizon Communications, Inc.	813,725	39,986,447
Vertex Pharmaceuticals, Inc. (a)	119,670	8,891,481
Viacom, Inc., Class B	25,416	2,219,833
Visa, Inc., Class A	391,556	87,191,690
VMware, Inc., Class A (a)(b)	176,549	15,838,211
Wal-Mart Stores, Inc.	330,190	25,982,651
Waters Corp. (a)	128,869	12,886,900
WellPoint, Inc.	24,067	2,223,550
Wells Fargo & Co.	1,674,450	76,020,030
Western Digital Corp.	40,009	3,356,755
Whiting Petroleum Corp. (a)	129,800	8,030,726
Williams-Sonoma, Inc. (c)	120,503	7,022,915
Wyndham Worldwide Corp.	32,207	2,373,334

		4,213,634,078
Total Common Stocks — 65.8%		8,330,021,943

Corporate Bonds	Par (000)
Argentina — 0.1%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e)	USD	1,027	695,792
YPF SA, 8.88%, 12/19/18 (e)		8,746	9,073,975

			9,769,767
Australia — 0.2%
FMG Resources August 2006 Property Ltd.:
6.00%, 4/01/17 (e)		4,019	4,270,187
8.25%, 11/01/19 (e)		1,953	2,192,242
6.88%, 4/01/22 (e)		1,964	2,140,760
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		11,340	10,773,000

			19,376,189
Belgium — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		4,607	4,597,325
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (e)		7,440	7,867,800
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (e)		4,050	4,151,250
Odebrecht Finance Ltd., 5.13%, 6/26/22 (e)		3,097	3,031,189
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (e)		8,994	9,205,688
OGX Austria GmbH, 8.50%, 6/01/18 (a)(e)(f)		27,837	2,226,960
Petrobras Global Finance BV:
2.00%, 5/20/16		3,813	3,809,984
2.38%, 1/15/19 (g)		18,724	18,349,520

			48,642,391
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (e)		2,866	3,043,970

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/25/15	USD	7,750	$7,872,039
Banco Santander Chile, 2.12%, 6/07/18 (e)(g)		8,563	8,588,689
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)		7,842	5,685,467

			22,146,195
China — 0.0%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(f)(h)	SGD	11,400	90,336
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(f)	USD	4,800	480,000
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)(h)	CNY	13,100	—
SINA Corp., 1.00%, 12/01/18 (e)(h)	USD	3,931	3,992,422

			4,562,758
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (e)		3,261	3,049,035
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		19,664	19,658,087
Germany — 0.3%
Daimler Finance North America LLC:
0.84%, 1/09/15 (e)(g)		9,513	9,544,850
1.30%, 7/31/15 (e)		1,808	1,818,608
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (e)		2,964	2,875,080
Volkswagen International Finance NV, 5.50%, 11/09/15 (e)(h)	EUR	14,100	23,994,635

			38,233,173
Hong Kong — 0.1%
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (e)	USD	6,439	6,720,178
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,661	4,677,859
Wharf Finance 2014 Ltd., 2.30%, 6/07/14 (h)	HKD	46,000	5,947,023

			17,345,060
India — 0.2%
REI Agro Ltd.:
5.50%, 11/13/14 (h)	USD	2,550	1,459,875
5.50%, 11/13/14 (e)(h)		6,845	3,918,762
Reliance Holdings USA, Inc.:
4.50%, 10/19/20 (e)		4,846	4,788,279
5.40%, 2/14/22 (e)		1,995	2,017,627
Suzlon Energy Ltd.:
0.00%, 10/11/12 (a)(f)		5,772	3,578,640
0.00%, 7/25/14 (h)(i)		7,667	4,446,860

			20,210,043
Indonesia — 0.0%
Bumi Investment Property Ltd.:
10.75%, 10/06/17		550	374,000
10.75%, 10/06/17 (e)		4,406	2,996,080

			3,370,080
Italy — 0.2%
Intesa Sanpaolo SpA:
3.13%, 1/15/16		9,725	9,910,378
3.88%, 1/16/18		3,592	3,678,140
Telecom Italia Finance SA, 6.13%, 11/15/16	EUR	9,000	12,917,458

			26,505,976
Luxembourg — 0.1%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (e)		1,678	2,579,674
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	8,048	8,872,920

Corporate Bonds	Par (000)		Value
Luxembourg (concluded)
Matterhorn Mobile SA, 6.75%, 5/15/19 (e)	CHF	1,000	$1,216,300
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (e)	EUR	673	1,129,117

			13,798,011
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (e)(f)(h)	USD	23,800	20,230,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22	USD	3,468	3,360,457
Ziggo BV, 3.63%, 3/27/20 (e)	EUR	2,572	3,538,313

			27,128,770
Russia — 0.0%
Vnesheconombank Via VEB Finance PLC, 6.03%, 7/05/22 (e)	USD	3,200	3,264,000
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	13,500	10,644,241
2.95%, 6/20/22 (h)		27,000	21,261,738
1.95%, 10/17/23 (e)(h)		11,000	8,705,773
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	10,100	9,973,750

			50,585,502
South Korea — 0.1%
Export-Import Bank of Korea, 1.25%, 11/20/15	USD	4,314	4,327,296
Hyundai Capital America, 2.13%, 10/02/17 (e)		3,893	3,866,384
Zeus Cayman II, 0.00%, 8/18/16 (h)(i)	JPY	222,000	3,672,771

			11,866,451
Spain — 0.1%
Nara Cable Funding Ltd.:
8.88%, 12/01/18 (e)	EUR	6,140	9,157,038
8.88%, 12/01/18 (e)	USD	2,565	2,731,725
8.88%, 12/01/18 (e)		1,338	1,438,350
Ono Finance II PLC, 10.88%, 7/15/19 (e)		1,039	1,137,705

			14,464,818
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (e)		6,312	6,600,338
Switzerland — 0.0%
UBS AG, 5.88%, 12/20/17		3,104	3,561,921
United Arab Emirates — 0.3%
Dana Gas Sukuk Ltd.:
7.00%, 10/31/17 (e)		21,665	21,231,406
9.00%, 10/31/17 (e)		21,252	20,614,537

			41,845,943
United Kingdom — 0.5%
BAT International Finance PLC, 2.13%, 6/07/17 (e)		6,350	6,421,203
Delta Topco Ltd., 10.00%, 11/24/60		12,379	12,271,008
Essar Energy PLC, 4.25%, 2/01/16 (e)		7,700	5,794,250
Lloyds Bank PLC, 2.30%, 11/27/18		2,495	2,488,528
Lloyds TSB Bank PLC, 13.00% (g)(j)	GBP	11,674	30,708,332

			57,683,321
United States — 3.0%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	4,460	4,476,725
3.50%, 7/18/16		6,550	6,758,578
2.75%, 1/30/17		9,841	9,877,904
Apple Inc., 1.00%, 5/03/18		15,220	14,716,933
AT&T Inc., 2.35%, 11/27/18		16,609	16,623,251

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
United States (concluded)
Bank of America Corp.:
1.35%, 11/21/16	USD	5,386	$5,383,781
2.00%, 1/11/18		9,021	9,004,997
1.32%, 3/22/18 (g)		4,827	4,891,103
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		2,364	2,504,363
1.50%, 10/15/20 (h)		2,364	2,528,003
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		1,330	1,579,375
Building Materials Corp. of America, 6.88%, 8/15/18 (e)		2,035	2,162,187
Cablevision Systems Corp., 5.88%, 9/15/22		4,090	3,916,175
Capital One Bank USA NA, 2.15%, 11/21/18		7,125	7,086,881
CIT Group, Inc., 4.75%, 2/15/15 (e)		7,133	7,391,571
Cobalt International Energy, Inc., 2.63%, 12/01/19 (h)		15,242	13,479,644
CONSOL Energy, Inc., 8.00%, 4/01/17		9,989	10,525,909
Cricket Communications, Inc., 7.75%, 10/15/20		5,002	5,702,280
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	346,875
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		4,222	10,270,015
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		1,781	1,870,050
Ford Motor Credit Co. LLC:
1.49%, 5/09/16 (g)		548	556,041
2.38%, 1/16/18		6,810	6,877,828
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		6,874	7,647,325
General Electric Capital Corp.:
Series B, 6.25% (g)(j)		9,500	9,808,750
5.55%, 5/04/20		4,608	5,302,550
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		11,653	38,433,051
HSBC USA, Inc., 1.63%, 1/16/18		6,920	6,823,514
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,792	1,998,080
International Paper Co., 7.95%, 6/15/18		4,908	5,961,708
JPMorgan Chase & Co., 6.13%, 6/27/17		4,851	5,509,853
Merrill Lynch & Co., Inc., 6.88%, 4/25/18		6,052	7,155,691
Morgan Stanley, 7.30%, 5/13/19		3,953	4,800,555
Mylan, Inc.:
3.75%, 9/15/15 (h)		8,058	26,420,167
2.55%, 3/28/19		5,248	5,195,625
Phibro Animal Health Corp., 9.25%, 7/01/18 (e)		694	739,110
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (e)		4,617	4,316,895
Salesforce.com, Inc., 0.25%, 4/01/18 (e)(h)		13,394	14,557,604
SanDisk Corp., 0.50%, 10/15/20 (e)(h)		1,973	1,953,270
SunGard Data Systems, Inc., 7.38%, 11/15/18		5,578	5,905,707
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		9,935	11,462,506
Texas Industries, Inc., 9.25%, 8/15/20		4,017	4,473,934
Verizon Communications, Inc., 1.99%, 9/14/18 (g)		52,998	55,727,291
Xerox Corp., 6.35%, 5/15/18		3,932	4,493,804

			377,217,459
Total Corporate Bonds — 6.7%			848,526,583

Floating Rate Loan Interests (g)	Par (000)		Value
Canada — 0.0%
Essar Steel Algoma, Inc. (FKA Algoma Steel, Inc.), Term Loan, 9.25%, 9/19/14	USD	3,671	$3,689,446
Chile — 0.0%
GNL Quintero, Tranche B Facility, 1.25%, 7/20/23		7,330	6,127,531
Germany — 0.1%
Deutsche Raststätten Gruppe III GmbH:
Facility A (EURO), 3.50%, 12/04/18	EUR	5,982	8,222,307
Facility B (EURO), 3.75%, 12/04/19		2,412	3,339,868

			11,562,175
Netherlands — 0.1%
Constellium Holdco BV (Constellium France SAS):
Initial Dollar Term Loan, 6.00%, 3/25/20	USD	3,162	3,236,799
Initial Euro Term Loan, 6.50%, 3/25/20	EUR	3,162	4,409,938

			7,646,737
United Kingdom — 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 10/17/19	USD	19,179	19,970,134
United States — 0.8%
Cricket Communications, Inc., C Term Loan, 4.75%, 3/08/20		7,890	7,916,625
Drillships Financing Holding, Inc.:
Tranche B-1 Term Loan, 6.00%, 3/31/21		6,348	6,475,323
Tranche B-2 Term Loan, 5.50%, 7/15/16		3,174	3,215,189
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		8,842	9,018,636
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		31,699	31,936,690
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		6,407	6,470,971
Sheridan Investment Partners II LP, Senior Secured Term Loan, 3.50%, 12/16/20		13,517	13,568,157
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 3.50%, 12/16/20		1,880	1,887,451
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 3.50%, 12/16/20		701	703,897
Univision Communications, Inc., 2013 New First-Lien Term Loan, 4.50%, 3/01/20		12,575	12,642,377
Valeant Pharmaceuticals International, Inc., Series E Tranche B Term Loan, 4.50%, 8/05/20		8,679	8,731,836

			102,567,152
Total Floating Rate Loan Interests — 1.2%			151,563,175

Foreign Government Obligations
Australia — 1.0%
Commonwealth of Australia, 5.50%, 4/21/23	AUD	66,591	65,686,630
Queensland Treasury Corp.:
6.00%, 9/14/17		46,860	45,732,088
6.00%, 6/14/21		19,934	19,799,902

			131,218,620
Brazil — 0.8%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	29,101	29,061,960
Series F, 10.00%, 1/01/23		137,786	49,326,483
Series B, 6.00%, 8/15/24		15,524	15,428,537
Federative Republic of Brazil, 5.88%, 1/15/19		1,956	2,190,720

			96,007,700

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Canada — 0.3%
Canadian Government Bond:
4.00%, 6/01/16	CAD	11,606	$11,662,268
1.50%, 3/01/17		19,169	18,113,690
3.50%, 6/01/20		14,061	14,232,154

			44,008,112
Germany — 1.7%
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	76,001	118,022,275
3.50%, 7/04/19		59,797	92,931,652

			210,953,927
Malaysia — 0.2%
Federation of Malaysia, 5.09%, 4/30/14	MYR	63,726	19,583,872
Mexico — 0.1%
United Mexican States, 5.95%, 3/19/19	USD	5,234	6,045,270
Netherlands — 0.1%
Kingdom of the Netherlands, 1.00%, 2/24/17 (e)		12,526	12,532,864
Turkey — 0.0%
Republic of Turkey, 6.75%, 4/03/18		2,827	3,070,122
United Kingdom — 1.1%
United Kingdom Gilt, 1.25%, 7/22/18	GBP	86,831	139,827,614
Total Foreign Government Obligations — 5.3%			663,248,101

Investment Companies		Shares
ETFS Gold Trust (a)		256,340	30,340,402
ETFS Palladium Trust (a)		91,845	6,411,699
ETFS Platinum Trust (a)		77,539	10,381,697
iShares Gold Trust (a)(k)		2,310,427	26,985,787
Market Vectors Gold Miners ETF		1,041,795	22,002,710
SPDR Gold Trust		432,709	50,267,805
Total Investment Companies — 1.2%			146,390,100

Preferred Securities
Capital Trusts	Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (e)(g)(j)	USD	1,464	1,507,920
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (g)		6,357	6,913,237
United States — 0.2%
Citigroup, Inc., 5.95% (g)(j)		4,748	4,393,562
General Electric Capital Corp., 6.38%, 11/15/67 (g)		1,959	2,125,515
JPMorgan Chase & Co., Series Q, 5.15% (g)(j)		12,470	11,191,825
NBCUniversal Enterprise, Inc., 5.25% (e)(j)		6,000	5,940,000
USB Capital IX, 3.50% (g)(j)		9,383	7,271,825

			30,922,727
Total Capital Trusts — 0.3%			39,343,884

Preferred Stocks		Shares	Value
United Kingdom — 0.1%
HSBC Holdings PLC, Series 2, 8.00%		269,500	$7,260,330
Royal Bank of Scotland Group PLC:
Series M, 6.40%		168,525	3,522,173
Series Q, 6.75%		91,325	1,979,013
Series T, 7.25%		250,583	6,013,992

			18,775,508
United States — 0.6%
Cliffs Natural Resources, Inc., 7.00% (h)		249,990	5,739,770
Crown Castle International Corp., 4.50% (a)		104,224	10,426,569
Fannie Mae, Series S, 8.25% (b)(g)		790,114	6,913,497
Health Care REIT, Inc., Series I, 6.50% (h)		132,093	6,771,087
NextEra Energy, Inc., 5.60% (h)		168,146	9,584,322
PPL Corp., 8.75% (h)		133,034	7,034,838
Stanley Black & Decker, Inc., 6.25%		34,267	3,536,354
United Technologies Corp., 7.50% (h)		89,362	5,850,530
US Bancorp:
Series F, 6.50% (g)		241,374	6,348,136
Series G, 6.00% (g)		125,469	3,434,087
Wells Fargo & Co., Series L, 7.50% (h)		4,440	4,906,200

			70,545,390
Total Preferred Stocks — 0.7%			89,320,898

Trust Preferreds
Netherlands — 0.0%
RBS Capital Funding Trust VII, Series G, 6.08% (j)		223,721	4,693,667
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)		441,422	12,028,750
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (h)		21,250	1,023,984
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)		580,751	15,529,282
Omnicare Capital Trust II, Series B, 4.00%, 6/15/33 (h)		92,281	6,849,096

			35,431,112
Total Trust Preferreds — 0.3%			40,124,779
Total Preferred Securities — 1.3%			168,789,561

U.S. Treasury Obligations	Par (000)
U.S. Treasury Notes:
0.25%, 3/31/15	USD	65,888	65,923,540
2.25%, 3/31/16 (l)		86,529	89,983,619
0.63%, 9/30/17 (m)		53,044	51,941,791
1.00%, 5/31/18		100,668	98,465,692
1.38%, 7/31/18-9/30/18		127,641	126,402,509
1.25%, 10/31/18-11/30/18		223,033	218,541,540
1.50%, 12/31/18		52,528	51,937,258
2.00%, 11/15/21		15,998	15,269,530
1.75%, 5/15/22		19,258	17,807,549
2.50%, 8/15/23		52,010	49,945,635
2.75%, 11/15/23		13,136	12,850,895
Total U.S. Treasury Obligations — 6.3%			799,069,558

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Warrants (n)		Shares	Value
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 Share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		4,195,800	$1,121,579
Total Warrants — 0.0%			1,121,579
Total Long-Term Investments (Cost — $9,297,772,441) — 87.8%			11,108,730,600

Short-Term Securities
Foreign Agency Obligations (o)	Par (000)
Japan Treasury Discount Bills:
0.09%, 2/10/14	JPY	3,430,000	32,568,813
0.10%, 3/17/14		2,620,000	24,876,142
0.14%, 1/27/14		3,910,000	37,127,216
0.24%, 1/15/14		1,180,000	11,204,823
Mexico Cetes:
2.12%, 1/09/14	MXN	157,000	12,015,163
3.07%, 2/06/14		175,502	13,398,183
3.29%, 3/20/14		261,820	19,895,432
3.33%, 4/03/14		196,410	14,910,552
3.36%, 5/29/14		65,662	4,956,655
3.49%, 5/15/14		104,732	7,917,333
3.57%, 4/30/14		261,842	19,824,326
Total Foreign Agency Obligations — 1.6%			198,694,638

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (k)(p)		539,525	539,525

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (k)(p)(q)	USD	65,845	65,844,802
Total Money Market Funds — 0.5%			66,384,327

Time Deposits	Par (000)
Australia — 0.0%
JPMorgan Chase Bank N.A., 1.39%, 1/01/14	AUD	585	522,067
Canada — 0.0%
Brown Brothers Harriman & Co., 0.21%, 1/01/14	CAD	121	114,167

Time Deposits	Par (000)		Value
Europe — 0.0%
Citibank N.A., 0.08%, 1/01/14	EUR	1,257	$1,729,565
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/01/14	HKD	3,682	474,797
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/01/14	SGD	430	340,725
United Kingdom — 0.0%
Citibank N.A., 0.05%, 1/01/14	GBP	128	212,126
Total Time Deposits — 0.0%			3,393,447

U.S. Treasury Obligations
U.S. Treasury Bills (o):
0.02%, 1/02/14-2/06/14	USD	115,300	115,298,094
0.04%, 1/09/14		305,610	305,607,756
0.03%, 1/16/14		116,100	116,097,887
0.06%, 2/06/14-5/29/14		491,000	490,939,936
0.01%, 2/13/14		38,900	38,899,095
0.07%, 2/13/14-5/08/14		102,600	102,585,665
0.08%, 4/03/14-5/08/14		43,200	43,193,366
0.09%, 4/17/14-6/19/14		52,500	52,481,473
0.05%, 5/22/14		100,000	99,976,700
Total U.S. Treasury Obligations — 10.8%			1,365,079,972
Total Short-Term Securities (Cost — $1,639,992,352) — 12.9%			1,633,552,384

Options Purchased
(Cost — $96,652,924) — 0.5%			67,113,486
Total Investments Before Options Written (Cost — $11,034,417,717) — 101.2%			12,809,396,470

Options Written
(Premiums Received — $21,526,702) — (0.2)%			(29,374,726)
Total Investments Net of Options Written — 101.0%			12,780,021,744
Liabilities in Excess of Other Assets — (1.0)%			(123,171,486)

Net Assets — 100.0%			$12,656,850,258

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security has been segregated as collateral in connection with outstanding options written.

(d)	Restricted security as to resale. As of report date, the Fund held 0.1% of its net assets, with a current value of $74,178,919 and an original cost of $21,992,900, in this security.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Convertible security.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(i)	Zero-coupon bond.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Shares/Beneficial Interest Purchased		Shares/Beneficial Interest Sold		Shares/Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	539,525	[1]	—		539,525	$539,525	$1,153
BlackRock Liquidity Series LLC, Money Market Series	$72,374,364	—		$6,529,562	[2]	$65,844,802	$65,844,802	$467,333
iShares Gold Trust	2,310,427	—		—		2,310,427	$26,985,787	—

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(m)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(n)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(o)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(p)	Represents the current yield as of report date.

(q)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
43	CAC 40 Index	NYSE Liffe	January 2014	USD	2,542,791	$111,706
(2,371)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2014	USD	218,250,550	(4,814,006)
(4,292)	EURO STOXX 50 Index	Eurex	March 2014	USD	183,512,670	(6,254,513)
(192)	FTSE 100 Index	NYSE Liffe	March 2014	USD	21,294,295	(355,264)
(3,192)	MSCI Emerging Markets E-Mini Index	NYSE Liffe	March 2014	USD	162,281,280	(4,410,922)
(626)	Nikkei 225 Index	Chicago Mercantile	March 2014	USD	48,565,379	(945,594)
Total						$(16,668,593)

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	276	USD	381	Brown Brothers Harriman & Co.	1/02/14	—
EUR	3,445,898	USD	4,761,198	Credit Suisse International	1/02/14	$(20,658)
GBP	393,780	USD	650,626	Goldman Sachs International	1/02/14	1,456
HKD	1,323,857	USD	170,722	Goldman Sachs International	1/02/14	3
NOK	9,408,691	USD	1,529,953	Goldman Sachs International	1/02/14	21,280
SEK	10,923,510	USD	1,664,086	Goldman Sachs International	1/02/14	34,261
USD	521,022	AUD	584,688	Brown Brothers Harriman & Co.	1/02/14	(1,045)
USD	477,929	BRL	1,121,937	Brown Brothers Harriman & Co.	1/02/14	2,629
USD	72,061	CAD	76,705	Goldman Sachs International	1/02/14	(149)
USD	768,946	EUR	557,235	Goldman Sachs International	1/02/14	2,354
USD	211,562	GBP	128,099	Goldman Sachs International	1/02/14	(565)
USD	474,767	HKD	3,681,720	Citibank N.A.	1/02/14	(31)
USD	28,794	MXN	376,099	Brown Brothers Harriman & Co.	1/02/14	(12)
USD	339,294	SGD	429,977	Brown Brothers Harriman & Co.	1/02/14	(1,430)
USD	417,307	SGD	528,887	UBS AG	1/02/14	(1,796)
CAD	1,309,168	USD	1,232,117	Brown Brothers Harriman & Co.	1/03/14	42
EUR	2,011,100	USD	2,770,089	Brown Brothers Harriman & Co.	1/03/14	1,090
EUR	2,406,050	USD	3,288,813	Brown Brothers Harriman & Co.	1/03/14	21,202

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	1,424,859	USD	2,356,004	Brown Brothers Harriman & Co.	1/03/14	$3,933
HKD	4,150,994	USD	535,336	HSBC Bank USA N.A.	1/03/14	17
NOK	7,684,672	USD	1,266,180	Goldman Sachs International	1/03/14	810
SEK	6,424,133	USD	1,000,935	Credit Suisse International	1/03/14	(2,135)
USD	209,983	SGD	265,368	Goldman Sachs International	1/03/14	(193)
JPY	504,171,084	USD	4,803,002	Brown Brothers Harriman & Co.	1/06/14	(15,507)
NOK	3,341,299	USD	549,475	Brown Brothers Harriman & Co.	1/06/14	1,272
USD	1,519,012	JPY	159,661,573	UBS AG	1/06/14	2,902
SEK	8,991,722	USD	1,397,509	Citibank N.A.	1/07/14	2,504
USD	8,295,985	EUR	6,175,438	BNP Paribas S.A.	1/09/14	(199,544)
USD	26,020,882	JPY	2,590,743,069	Bank of America N.A.	1/09/14	1,418,691
USD	27,304,974	JPY	2,719,984,940	Goldman Sachs Bank USA	1/09/14	1,475,477
USD	12,235,133	MXN	157,000,000	UBS AG	1/09/14	219,802
EUR	2,548,100	USD	3,426,642	Brown Brothers Harriman & Co.	1/13/14	78,761
USD	12,077,789	JPY	1,180,000,000	UBS AG	1/15/14	871,956
USD	25,152,426	JPY	2,574,687,871	BNP Paribas S.A.	1/16/14	701,864
USD	13,812,549	JPY	1,414,405,038	Credit Suisse International	1/16/14	380,631
USD	23,134,306	EUR	17,048,000	Barclays Bank PLC	1/17/14	(318,439)
USD	24,443,250	JPY	2,498,173,500	Credit Suisse International	1/17/14	719,192
USD	24,743,332	JPY	2,525,180,795	Goldman Sachs International	1/17/14	762,798
USD	21,775,186	JPY	2,180,118,600	Barclays Bank PLC	1/23/14	1,070,951
USD	8,724,000	JPY	886,947,270	UBS AG	1/23/14	300,805
AUD	24,061,000	USD	21,369,537	Morgan Stanley Capital Services LLC	1/24/14	79,695
USD	22,459,019	AUD	24,061,000	Morgan Stanley Capital Services LLC	1/24/14	1,009,787
USD	11,555,175	EUR	8,540,000	Deutsche Bank AG	1/24/14	(193,152)
USD	48,286,977	GBP	29,923,700	Deutsche Bank AG	1/24/14	(1,257,229)
USD	39,637,484	JPY	3,910,000,000	UBS AG	1/27/14	2,504,120
USD	12,512,418	BRL	29,213,994	Deutsche Bank AG	1/30/14	226,274
USD	29,364,031	EUR	21,342,000	Morgan Stanley Capital Services LLC	1/30/14	4,340
USD	17,495,271	JPY	1,796,764,307	UBS AG	1/30/14	431,107
EUR	21,515,700	JPY	3,043,180,608	Barclays Bank PLC	1/31/14	696,915
USD	11,620,898	BRL	27,699,572	Morgan Stanley Capital Services LLC	1/31/14	(25,611)
USD	35,563,583	JPY	3,635,700,617	Goldman Sachs International	1/31/14	1,034,573
USD	18,389,918	EUR	13,357,000	Credit Suisse International	2/06/14	15,040
USD	12,251,740	EUR	8,900,000	Deutsche Bank AG	2/06/14	8,241
USD	30,646,351	EUR	22,264,000	UBS AG	2/06/14	18,345
USD	26,374,451	JPY	2,706,651,612	Bank of America N.A.	2/06/14	668,067
USD	12,885,420	MXN	175,502,000	UBS AG	2/06/14	(514,679)
USD	52,421,057	JPY	5,409,800,708	Morgan Stanley Capital Services LLC	2/07/14	1,041,306
USD	34,822,335	JPY	3,430,000,000	Deutsche Bank AG	2/10/14	2,245,330
USD	25,451,225	JPY	2,620,000,000	Morgan Stanley Capital Services LLC	3/17/14	562,709
USD	5,049,360	MXN	65,470,000	Credit Suisse International	3/20/14	66,567
USD	15,056,592	MXN	196,350,000	Credit Suisse International	3/20/14	112,780
USD	15,132,207	MXN	196,410,000	Credit Suisse International	4/03/14	200,448
USD	7,046,441	MXN	91,660,100	Credit Suisse International	4/30/14	92,835
USD	12,980,600	MXN	170,182,160	Morgan Stanley Capital Services LLC	4/30/14	70,079
USD	8,008,632	MXN	104,732,080	Morgan Stanley Capital Services LLC	5/15/14	72,653

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,006,870	MXN	65,662,100	UBS AG	5/29/14	$36,817
Total						$16,742,536

•	Exchange-traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Barrick Gold Corp.	Call	USD	80.00	1/18/14	32,487	$32,487
Goldcorp, Inc.	Call	USD	80.00	1/18/14	20,313	20,313
Newmont Mining Corp.	Call	USD	90.00	1/18/14	25,990	25,990
Anadarko Petroleum Corp.	Call	USD	97.50	2/22/14	1,946	23,352
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	34.00	2/22/14	4,036	1,553,860
MetLife, Inc.	Call	USD	50.00	1/17/15	1,146	839,445
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	750	1,080,000
Cubist Pharmaceuticals, Inc.	Put	USD	55.00	1/18/14	1,290	12,900
S&P 500 Index	Put	USD	1,720.00	1/18/14	1,050	173,250
S&P 500 Index	Put	USD	1,740.00	1/18/14	347	70,268
Total						$3,831,865

•	OTC options purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Activision Blizzard, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	789,528	$12,956
Agnico-Eagle Mines Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	590,560	6
Alcoa, Inc.	Goldman Sachs International	Call	USD	15.00	1/17/14	1,426,244	5,520
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	700,319	—
Autozone, Inc.	Goldman Sachs International	Call	USD	550.00	1/17/14	59,851	2,028
Broadcom Corp.	Goldman Sachs International	Call	USD	55.00	1/17/14	764,059	—
Caterpillar, Inc.	Goldman Sachs International	Call	USD	135.00	1/17/14	827,731	3,286
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	280,191	—
Corning, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	984,111	35,271
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	831,482	—
EMC Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	2,228,507	22
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	222,638	—
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	140,675	—
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs International	Call	USD	64.00	1/17/14	1,719,134	—
General Electric Co.	Goldman Sachs International	Call	USD	35.00	1/17/14	3,183,581	10,888
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	1,718,964	—
Halliburton Co.	Goldman Sachs International	Call	USD	55.00	1/17/14	327,405	27,306
Harmony Gold Mining Co. Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	438,425	—
Hewlett-Packard Co.	Goldman Sachs International	Call	USD	30.00	1/17/14	2,012,052	231,688
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	739,472	—
Intel Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	3,183,581	12,225
International Business Machines Co.	Goldman Sachs International	Call	USD	295.00	1/17/14	331,092	2,506
J.C. Penney Co., Inc.	Goldman Sachs International	Call	USD	55.00	1/17/14	891,403	—
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	3,183,267	—
Marvell Technology Group Ltd.	Goldman Sachs International	Call	USD	20.00	1/17/14	1,846,477	18
McDonald’s Corp.	Goldman Sachs International	Call	USD	135.00	1/17/14	573,045	3,977
Monster Beverage Corp.	Goldman Sachs International	Call	USD	105.00	1/17/14	445,701	4
NetApp, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	1,044,215	8,343
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	471,633	—

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC options purchased as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	435,839	—
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	795,205	—
QUALCOMM, Inc.	Goldman Sachs International	Call	USD	95.00	1/17/14	1,273,432	$10,429
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	107,340	—
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	105,773	1
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	69,650	—
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	194,689	—
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	798,592	8
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	454,150	—
Staples, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	2,347,653	11,832
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	191,015	18,939
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	509,322	—
United Technologies Corp.	Goldman Sachs International	Call	USD	120.00	1/17/14	483,904	19,603
UnitedHealth Group, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	636,716	21,018
Visa, Inc.	Goldman Sachs International	Call	USD	190.00	1/17/14	155,665	5,089,221
Western Union Co.	Goldman Sachs International	Call	USD	25.00	1/17/14	445,701	4
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,911,514	—
Yum! Brands, Inc.	Goldman Sachs International	Call	USD	100.00	1/17/14	445,701	3,512
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,271.41	3/14/14	3,620,035	1,946,483
TOPIX Index	UBS AG	Call	JPY	1,157.50	4/11/14	3,899,885	5,410,378
QEP Resources, Inc.	Goldman Sachs International	Call	USD	35.00	4/17/14	646,900	392,901
TOPIX Index	JPMorgan Chase Bank N.A.	Call	USD	1,164.04	5/09/14	32,953	5,371,299
Anadarko Petroleum Corp.	Deutsche Bank AG	Call	USD	82.50	5/16/14	645,182	2,806,542
TOPIX Index	Bank of America N.A.	Call	USD	1,153.54	6/13/14	26,498	4,656,302
TOPIX Index	Goldman Sachs International	Call	JPY	1,291.10	7/11/14	4,648,224	3,002,425
Anadarko Petroleum Corp.	Credit Suisse International	Call	USD	85.00	7/18/14	388,174	1,774,328
TOPIX Index	Citibank N.A.	Call	JPY	1,246.74	9/12/14	3,570,631	3,356,799
Takeda Pharmaceutical Co. Ltd.	Goldman Sachs International	Call	JPY	4,906.34	10/09/14	152,369	292,702
Bank of America Corp.	Citibank N.A.	Call	USD	17.00	1/16/15	3,240,877	3,808,030
Citigroup, Inc.	Bank of America N.A.	Call	USD	60.00	1/16/15	907,446	2,191,482
The Coca-Cola Co.	Deutsche Bank AG	Call	USD	45.00	1/16/15	2,579,953	2,941,146
Humana, Inc.	Goldman Sachs International	Call	USD	130.00	1/16/15	257,996	799,788
JPMorgan Chase & Co.	Bank of America N.A.	Call	USD	65.00	1/16/15	1,620,439	3,808,032
Merck & Co., Inc.	Deutsche Bank AG	Call	USD	55.00	1/16/15	2,579,953	3,869,929
Oracle Corp.	Deutsche Bank AG	Call	USD	42.00	1/16/15	1,289,977	2,309,059
Siemens AG	Deutsche Bank AG	Call	USD	150.00	1/16/15	322,494	1,612,470
Takeda Pharmaceutical Co. Ltd.	Morgan Stanley & Co. International PLC	Call	JPY	5,108.80	1/29/15	153,800	268,460
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,744.05	2/21/14	36,938	342,167
S&P 500 Index	Credit Suisse International	Put	USD	1,745.90	2/21/14	36,753	352,587
S&P 500 Index	Goldman Sachs International	Put	USD	1,751.84	2/21/14	36,552	366,489
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,740.74	2/21/14	34,648	322,604
Total							$57,533,013

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.60%	Receive	3-month LIBOR	6/03/14	USD	655,479	$927,897
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.60%	Receive	3-month LIBOR	6/03/14	USD	655,404	927,790
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	6/04/14	USD	163,872	304,246

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Goldman Sachs International	Call	3.50%	Receive	3-month LIBOR	12/17/15	USD	314,052	$2,421,372
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,639,554	634,684
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.60%	Pay	6-month JPY LIBOR	12/17/18	JPY	2,618,220	532,619
Total									$5,748,608

•	Exchange-traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marathon Petroleum Corp.	Call	USD	77.50	1/18/14	2,591	$(3,705,130)
S&P 500 Index	Call	USD	1,825.00	1/18/14	694	(2,435,940)
S&P 500 Index	Call	USD	1,800.00	1/18/14	703	(3,961,405)
The Travelers Cos., Inc.	Call	USD	82.50	1/18/14	148	(119,140)
Williams-Sonoma, Inc.	Call	USD	55.00	1/18/14	504	(186,480)
Williams-Sonoma, Inc.	Call	USD	52.50	1/18/14	700	(427,000)
ACE Ltd.	Call	USD	92.50	2/22/14	262	(296,060)
Marathon Petroleum Corp.	Call	USD	85.00	4/19/14	1,293	(1,286,535)
Marathon Petroleum Corp.	Call	USD	80.00	4/19/14	1,941	(2,610,645)
XL Group PLC	Call	USD	32.00	4/19/14	777	(97,125)
PulteGroup, Inc.	Put	USD	15.00	1/18/14	2,600	(5,200)
Dresser-Rand Group, Inc.	Put	USD	60.00	3/22/14	2,594	(830,080)
CONSOL Energy, Inc.	Put	USD	35.00	4/19/14	2,591	(358,854)
EOG Resources, Inc.	Put	USD	165.00	4/19/14	972	(814,050)
Marathon Petroleum Corp.	Put	USD	65.00	4/19/14	1,944	(68,040)
Marathon Petroleum Corp.	Put	USD	62.50	4/19/14	1,945	(68,075)
Phillips 66	Put	USD	57.50	5/17/14	2,593	(129,650)
Total						$(17,399,409)

•	OTC options written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Halliburton Co.	Deutsche Bank AG	Call	USD	55.00	1/17/14	327,405	$(27,306)
S&P 500 Index	BNP Paribas S.A.	Call	USD	1,841.93	2/21/14	36,938	(1,280,391)
S&P 500 Index	Credit Suisse International	Call	USD	1,834.98	2/21/14	36,753	(1,423,663)
S&P 500 Index	BNP Paribas S.A.	Put	USD	1,566.08	2/21/14	36,938	(68,609)
S&P 500 Index	Credit Suisse International	Put	USD	1,567.75	2/21/14	36,753	(67,468)
S&P 500 Index	Goldman Sachs International	Put	USD	1,573.08	2/21/14	36,552	(69,214)
S&P 500 Index	JPMorgan Chase Bank N.A.	Put	USD	1,563.12	2/21/14	34,648	(60,833)
QEP Resources, Inc.	Goldman Sachs International	Put	USD	25.00	4/17/14	646,900	(358,997)
Total							$(3,356,481)

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.25%	Receive	3-month LIBOR	6/03/14	USD	196,356	$(1,532,560)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.25%	Receive	3-month LIBOR	6/03/14	USD	327,702	(2,557,714)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	6/04/14	USD	163,872	(1,171,032)

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC interest rate swaptions written as of December 31, 2013 were as follows: (concluded)

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
2-Year Interest Rate Swap	Goldman Sachs International	Put	5.75%	Receive	3-month LIBOR	12/17/15	USD	314,052	$(3,357,530)
Total									$(8,618,836)

•	Centrally cleared credit default swaps – buy protection outstanding as of December 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	USD	84,870	$(1,746,425)

•	Centrally cleared credit default swaps – sold protection outstanding as of December 31, 2013 were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.IG Series 21 Version 1	1.00%	Chicago Mercantile	12/20/18	BBB+	USD	1,833	$8,769

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.78%[1]	3-month LIBOR	Chicago Mercantile	9/27/15[2]	9/27/16	USD	4,677	$19,525
1.26%[1]	3-month LIBOR	Chicago Mercantile	9/28/15[2]	9/28/16	USD	2,500	(2,491)
3.92%[1]	3-month LIBOR	Chicago Mercantile	11/13/18[2]	11/13/19	USD	130,650	(244,688)
3.91%[1]	3-month LIBOR	Chicago Mercantile	11/13/18[2]	11/13/19	USD	130,630	(256,472)
Total							$(484,126)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.49%[3]	3-month LIBOR	Deutsche Bank AG	N/A	9/14/15	USD	1,900	$(4,990)	—	$(4,990)
0.50%[3]	3-month LIBOR	JPMorgan Chase Bank N.A.	N/A	9/17/15	USD	65,081	(184,381)	—	(184,381)
1.01%[4]	3-month LIBOR	Deutsche Bank AG	9/27/15[5]	9/27/16	USD	59,699	(193,837)	—	(193,837)
1.03%[4]	3-month LIBOR	Deutsche Bank AG	9/27/15[5]	9/27/16	USD	1,650	(5,017)	—	(5,017)
1.04%[4]	3-month LIBOR	Deutsche Bank AG	9/28/15[5]	9/28/16	USD	7,700	(23,149)	—	(23,149)
1.00%[4]	3-month LIBOR	Goldman Sachs International	9/28/15[5]	9/28/16	USD	259,646	(881,472)	—	(881,472)
1.16%[4]	3-month LIBOR	Deutsche Bank AG	N/A	9/14/18	USD	800	(15,444)	—	(15,444)
1.19%[4]	3-month LIBOR	JPMorgan Chase Bank N.A.	N/A	9/17/18	USD	26,450	(481,481)	—	(481,481)
Total							$(1,789,771)	—	$(1,789,771)

[3]	Fund pays the fixed rate and receives the floating rate.

[4]	Fund pays the floating rate and receives the fixed rate.

[5]	Forward swap.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

•	OTC total return swaps outstanding as of December 31, 2013 were as follows:

Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contract Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Future Contract March 2014	KRW	50,140,059,400[1]	Citibank N.A.	3/13/14	382	$703,407	—	$703,407
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY	576,200,000[1]	BNP Paribas S.A.	3/31/16	215	179,660	—	179,660
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY	561,255,000[1]	BNP Paribas S.A.	3/31/16	213	269,006	—	269,006
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY	565,355,000[1]	BNP Paribas S.A.	3/31/17	203	551,306	—	551,306
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY	575,505,000[1]	BNP Paribas S.A.	3/31/17	203	454,923	—	454,923
Total						$2,158,302	—	$2,158,302

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Consolidated Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$76,716,995	—	$76,716,995
Austria	—	4,505,611	—	4,505,611
Belgium	$3,907,775	21,528,601	$206,435	25,642,811
Brazil	95,425,798	—	—	95,425,798
Canada	205,982,039	—	—	205,982,039
Chile	7,788,424	—	—	7,788,424
China	27,203,018	67,843,043	—	95,046,061
Denmark	7,537,696	—	—	7,537,696
Finland	—	5,653,244	—	5,653,244
France	23,917,655	478,069,362	—	501,987,017
Germany	—	308,985,725	—	308,985,725
Hong Kong	—	45,178,451	—	45,178,451
India	—	9,964,243	—	9,964,243
Indonesia	4,975,707	—	—	4,975,707
Ireland	75,173,660	24,715,277	—	99,888,937
Israel	2,252,200	—	10,402,748	12,654,948
Italy	—	103,614,146	—	103,614,146
Japan	—	1,067,970,757	—	1,067,970,757
Kazakhstan	10,489,751	—	—	10,489,751
Malaysia	—	40,710,434	—	40,710,434
Mexico	32,133,005	—	—	32,133,005
Netherlands	84,277,010	112,023,551	—	196,300,561
Norway	—	33,579,477	—	33,579,477
Portugal	—	7,113,047	—	7,113,047
Russia	2,082,728	14,742,196	—	16,824,924
Singapore	4,255,595	39,581,734	—	43,837,329
South Africa	—	7,123,093	—	7,123,093
South Korea	3,039,264	126,458,524	—	129,497,788
Spain	3,203,571	27,904,038	—	31,107,609
Sweden	—	47,551,268	—	47,551,268
Switzerland	2,571,157	252,313,197	—	254,884,354
Taiwan	—	22,986,869	—	22,986,869
Thailand	16,488,868	—	—	16,488,868
United Arab Emirates	16,276,763	—	—	16,276,763
United Kingdom	75,453,073	444,762,610	9,748,432	529,964,115
United States	4,139,455,159	74,178,919	—	4,213,634,078
Corporate Bonds	—	735,167,311	113,359,272	848,526,583
Floating Rate Loan Interests	—	102,835,034	48,728,141	151,563,175
Foreign Government Obligations	—	663,248,101	—	663,248,101
Investment Companies	146,390,100	—	—	146,390,100
Preferred Securities	129,445,677	39,343,884	—	168,789,561
U.S. Treasury Obligations	—	799,069,558	—	799,069,558
Warrants	1,121,579	—	—	1,121,579
Short-Term Securities:
Foreign Agency Obligations	—	198,694,638	—	198,694,638
Money Market Funds	539,525	65,844,802	—	66,384,327
Time Deposits	—	3,393,447	—	3,393,447
U.S. Treasury Obligations	—	1,365,079,972	—	1,365,079,972
Options Purchased:
Equity Contracts	3,831,865	57,533,013	—	61,364,878
Interest Rate Contracts	—	5,748,608	—	5,748,608
Total	$5,125,218,662	$7,501,732,780	$182,445,028	$12,809,396,470

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$8,769	—	$8,769
Equity contracts	$111,706	2,158,302	—	2,270,008
Foreign currency exchange contracts	95,755	19,198,956	—	19,294,711
Interest rate contracts	—	19,525	—	19,525
Liabilities:
Credit contracts	—	(1,746,425)	—	(1,746,425)
Equity contracts	(34,179,708)	(3,356,481)	—	(37,536,189)
Foreign currency exchange contracts	(43,521)	(2,508,654)	—	(2,552,175)
Interest rate contracts	—	(10,912,258)	—	(10,912,258)
Total	$(34,015,768)	$2,861,734	—	$(31,154,034)

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$485,996	—	—	$485,996
Foreign currency at value	1,551,023	—	—	1,551,023
Cash pledged for financial futures contracts	11,100,000	—	—	11,100,000
Cash pledged for centrally cleared swaps	3,371,791	—	—	3,371,791
Liabilities:
Cash received as collateral for OTC derivatives	—	$(42,940,000)	—	(42,940,000)
Collateral on securities loaned at value	—	(65,844,802)	—	(65,844,802)
Total	$16,508,810	$(108,784,802)	—	$(92,275,992)

There were no transfers between levels during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2012	$22,663,755	$47,799,009	$43,242,731	$113,705,495
Transfers into Level 3	213,572	15,877,445	—	16,091,017
Transfers out of Level 3	(14,180,478)	—	—	(14,180,478)
Accrued discounts/premiums	—	113,095	165,851	278,946
Net realized gain (loss)	—	(203,619)	170,467	(33,152)
Net change in unrealized appreciation/depreciation[1]	1,241,169	(5,438,256)	(156,311)	(4,353,398)
Purchases	10,419,597	64,465,572	16,058,886	90,944,055
Sales	—	(9,253,974)	(10,753,483)	(20,007,457)
Closing Balance, as of December 31, 2013	$20,357,615	$113,359,272	$48,728,141	$182,445,028

[1]

Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(4,157,771).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Statement of Assets and Liabilities

December 31, 2013	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $63,140,798) (cost — $10,932,057,662)	$12,716,026,356
Investments at value — affiliated (cost — $102,360,055)	93,370,114
Cash	485,996
Cash pledged for financial futures contracts	11,100,000
Cash pledged for centrally cleared swaps	3,371,791
Foreign currency at value (cost — $1,541,084)	1,551,023
Variation margin receivable on financial futures contracts	11,831
Investments sold receivable	10,626,359
Unrealized appreciation on foreign currency exchange contracts	19,294,711
Unrealized appreciation on OTC swaps	2,158,302
Capital shares sold receivable	5,250,135
Securities lending income receivable — affiliated	4,329
Interest receivable	21,458,487
Dividends receivable	9,832,919
Receivable from Manager	1,560,753
Prepaid expenses	229,463

Total assets	12,896,332,569

Liabilities
Options written at value (premiums received — $21,526,702)	29,374,726
Cash received as collateral for OTC derivatives	42,940,000
Collateral on securities loaned at value	65,844,802
Variation margin payable on financial futures contracts	2,225,845
Variation margin payable on centrally cleared swaps	146,706
Investments purchased payable	76,232,752
Unrealized depreciation on foreign currency exchange contracts	2,552,175
Unrealized depreciation on OTC swaps	1,789,771
Capital shares redeemed payable	3,788,788
Investment advisory fees payable	6,529,682
Distribution fees payable	2,116,531
Other affiliates payable	29,136
Officer’s and Directors’ fees payable	45,042
Other accrued expenses payable	5,866,355

Total liabilities	239,482,311

Net Assets	$12,656,850,258

Net Assets Consist of
Paid-in capital	$10,832,485,040
Distributions in excess of net investment income	(39,500,418)
Accumulated net realized gain	96,455,776
Net unrealized appreciation/depreciation	1,767,409,860

Net Assets	$12,656,850,258

Net Asset Value
Class I — Based on net assets of $2,426,154,448 and 137,800,252 shares outstanding, 200 million shares authorized, $0.10 par value	$17.61

Class II — Based on net assets of $216,395,234 and 12,324,440 shares outstanding, 200 million shares authorized, $0.10 par value	$17.56

Class III — Based on net assets of $10,014,300,576 and 642,682,121 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$15.58

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	23

Consolidated Statement of Operations

Year Ended December 31, 2013	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$158,249,306
Foreign taxes withheld	(7,287,952)
Dividends — affiliated	1,153
Interest	79,363,089
Other income — affiliated	75,009
Securities lending — affiliated — net	467,333

Total income	230,867,938

Expenses
Investment advisory	72,176,845
Distribution — Class II	224,489
Distribution — Class III	23,479,263
Transfer agent	49,305
Transfer agent — Class I	1,408,700
Transfer agent — Class II	293,656
Transfer agent — Class III	19,251,196
Custodian	1,169,748
Accounting services	626,503
Printing	484,199
Professional	420,782
Officer and Directors	185,560
Miscellaneous	261,727

Total expenses excluding dividend expense, interest expense and stock loan fees	120,031,973
Dividend expense	78,557
Interest expense	31,438
Stock loan fees	25,543

Total expenses	120,167,511
Less fees waived by Manager	(1,689)
Less transfer agent fees reimbursed — Class I	(14,193)
Less transfer agent fees reimbursed — Class II	(188,996)
Less transfer agent fees reimbursed — Class III	(12,679,935)

Total expenses after fees waived and reimbursed	107,282,698

Net investment income	123,585,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	511,162,103
Financial futures contracts	7,794,065
Foreign currency transactions	51,285,487
Options written	44,790,265
Short sales	(2,724,366)
Swaps	(10,254,162)

602,053,392

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	882,384,291
Investments — affiliated	(13,998,307)
Financial futures contracts	(18,016,866)
Foreign currency translations	13,952,614
Options written	(12,706,524)
Swaps	(3,762,336)

847,852,872

Total realized and unrealized gain	1,449,906,264

Net Increase in Net Assets Resulting from Operations	$1,573,491,504

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$123,585,240	$149,447,907
Net realized gain	602,053,392	124,241,383
Net change in unrealized appreciation/depreciation	847,852,872	686,805,134

Net increase in net assets resulting from operations	1,573,491,504	960,494,424

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(26,753,921)	(28,257,180)
Class II	(2,178,367)	(1,146,196)
Class III	(101,328,767)	(127,097,251)
Net realized gain:
Class I	(84,807,647)	(5,472,151)
Class II	(7,407,765)	(231,683)
Class III	(401,310,787)	(28,613,534)

Decrease in net assets resulting from dividends and distributions to shareholders	(623,787,254)	(190,817,995)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,056,710,179	413,104,825

Net Assets
Total increase in net assets	2,006,414,429	1,182,781,254
Beginning of year	10,650,435,829	9,467,654,575

End of year	$12,656,850,258	$10,650,435,829

Distributions in excess of net investment income, end of year	$(39,500,418)	$(45,893,528)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	25

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.10	$14.87	$16.15	$14.92	$12.52

Net investment income[1]	0.22	0.26	0.28	0.26	0.27
Net realized and unrealized gain (loss)	2.14	1.27	(0.84)	1.24	2.39

Net increase (decrease) from investment operations	2.36	1.53	(0.56)	1.50	2.66

Dividends and distributions from:[2]
Net investment income	(0.20)	(0.25)	(0.36)	(0.19)	(0.24)
Net realized gain	(0.65)	(0.05)	(0.36)	(0.08)	—
Tax return of capital	—	—	—	—	(0.02)

Total dividends and distributions	(0.85)	(0.30)	(0.72)	(0.27)	(0.26)

Net asset value, end of year	$17.61	$16.10	$14.87	$16.15	$14.92

Total Investment Return[3]
Based on net asset value	14.76%	10.28%	(3.49)%	10.05%	21.30%

Ratios to Average Net Assets
Total expenses	0.72%	0.74%	0.69%	0.71%	0.74%

Total expenses after fees waived and reimbursed	0.72%	0.74%	0.69%	0.71%	0.74%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.72%	0.74%	0.69%	0.71%	0.74%

Net investment income	1.26%	1.66%	1.75%	1.75%	1.99%

Supplemental Data
Net assets, end of year (000)	$2,426,154	$1,868,059	$1,737,294	$1,403,484	$855,977

Portfolio turnover	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.07	$14.85	$16.13	$14.91	$12.53

Net investment income[1]	0.19	0.23	0.26	0.24	0.24
Net realized and unrealized gain (loss)	2.14	1.28	(0.84)	1.23	2.39

Net increase (decrease) from investment operations	2.33	1.51	(0.58)	1.47	2.63

Dividends and distributions from:[2]
Net investment income	(0.19)	(0.24)	(0.34)	(0.17)	(0.22)
Net realized gain	(0.65)	(0.05)	(0.36)	(0.08)	—
Tax return of capital	—	—	—	—	(0.03)

Total dividends and distributions	(0.84)	(0.29)	(0.70)	(0.25)	(0.25)

Net asset value, end of year	$17.56	$16.07	$14.85	$16.13	$14.91

Total Investment Return[3]
Based on net asset value	14.55%	10.14%	(3.63)%	9.88%	21.05%

Ratios to Average Net Assets
Total expenses	1.00%	0.98%	0.84%	0.86%	0.89%

Total expenses after fees waived and reimbursed	0.87%	0.90%	0.84%	0.86%	0.89%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.87%	0.90%	0.84%	0.86%	0.89%

Net investment income	1.07%	1.43%	1.60%	1.60%	1.76%

Supplemental Data
Net assets, end of year (000)	$216,395	$80,236	$25,768	$19,019	$7,843

Portfolio turnover	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	27

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.34	$13.28	$14.49	$13.42	$11.30

Net investment income[1]	0.16	0.20	0.22	0.20	0.21
Net realized and unrealized gain (loss)	1.89	1.12	(0.74)	1.10	2.15

Net increase (decrease) from investment operations	2.05	1.32	(0.52)	1.30	2.36

Dividends and distributions from:[2]
Net investment income	(0.16)	(0.21)	(0.33)	(0.15)	(0.22)
Net realized gain	(0.65)	(0.05)	(0.36)	(0.08)	—
Tax return of capital	—	—	—	—	(0.02)

Total dividends and distributions	(0.81)	(0.26)	(0.69)	(0.23)	(0.24)

Net asset value, end of year	$15.58	$14.34	$13.28	$14.49	$13.42

Total Investment Return[3]
Based on net asset value	14.42%	9.97%	(3.64)%	9.76%	20.92%

Ratios to Average Net Assets
Total expenses	1.11%	1.07%	0.94%	0.96%	0.99%

Total expenses after fees waived and reimbursed	0.97%	0.99%	0.94%	0.96%	0.99%

Total expenses after fees waived and reimbursed and excluding dividend expense, interest expense and stock loan fees	0.97%	0.99%	0.94%	0.96%	0.99%

Net investment income	1.02%	1.41%	1.50%	1.50%	1.75%

Supplemental Data
Net assets, end of year (000)	$10,014,301	$8,702,140	$7,704,593	$6,483,920	$4,547,181

Portfolio turnover	53%	49%	31%	28%	26%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The Company is organized as a Maryland Corporation. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-

backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	29

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., loan payable) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	31

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Inter-bank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend expense or interest expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$31,060	$(31,060)	—
Citigroup Global Markets, Inc.	17,942,117	(17,942,117)	—
Credit Suisse Securities (USA) LLC	2,124,371	(2,124,371)	—
Deutsche Bank Securities Inc.	8,472,874	(8,472,874)	—
Goldman Sachs & Co.	14,527,681	(14,527,681)	—
JP Morgan Securities LLC	3,898,200	(3,898,200)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,144,590	(10,144,590)	—
Morgan Stanley	3,060,427	(3,060,427)	—
National Financial Services LLC	232,950	(232,950)	—
UBS Securities LLC	2,706,528	(2,706,528)	—

Total	$63,140,798	$(63,140,798)	—

[1]

Collateral with a value of $65,844,802 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	33

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i)

receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity price) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	35

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
Derivative Assets
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized appreciation on OTC swaps[1]; Investments at value — unaffiliated[2]; Swap premiums paid	$5,768,133
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	19,294,711
Credit contracts	Unrealized appreciation on OTC swaps[1]	8,769
Equity contracts	Net unrealized appreciation/depreciation[1]; Investments at value — unaffiliated[2]; Unrealized appreciation on OTC swaps[1]	63,634,886

Total		$88,706,499

Derivative Liabilities
	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized depreciation on OTC swaps[1]	$10,912,258
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	2,552,175
Credit contracts	Unrealized depreciation on OTC swaps[1]; Swap premiums received	1,746,425
Equity contracts	Net unrealized appreciation/depreciation[1]; Options written at value	37,536,189

Total		$52,747,047

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended December 31, 2013

Net Realized Gain (Loss) From
Interest rate contracts:
Swaps	$(1,533,802)
Options[3]	7,617,747
Foreign currency exchange contracts:
Foreign currency transactions	63,460,184
Options[3]	(5,351,551)
Credit contracts:
Swaps	(9,075,165)
Equity contracts:
Financial futures contracts	7,794,065
Options[3]	52,562,178
Swaps	354,805

Total	$115,828,461

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Swaps	$(2,794,072)
Options[3]	(10,070,972)
Foreign currency exchange contracts:
Financial futures contracts	—
Foreign currency translations	12,179,850
Options[3]	2,785,537
Credit contracts:
Swaps	(1,685,744)
Equity contracts:
Financial futures contracts	(18,016,866)
Options[3]	(6,400,548)
Swaps	717,480

Total	$(23,285,335)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	681
Average number of contracts sold	4,039
Average notional value of contracts purchased	$64,702,789
Average notional value of contracts sold	$238,291,485
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	62
Average number of contracts - US dollars sold	19
Average US dollar amounts purchased	$1,140,050,517
Average US dollar amounts sold	$247,022,725
Options:
Average number of option contracts purchased	68,902,324
Average number of option contracts written	5,729,275
Average notional value of option contracts purchased	$4,327,364,151
Average notional value of option contracts written	$1,085,514,855
Average number of swaption contracts purchased	4
Average number of swaption contracts written	2
Average notional value of swaption contracts purchased	$840,498,700
Average notional value of swaption contracts written	$391,145,411
Credit default swaps:
Average number of contracts - buy protection	4
Average number of contracts - sell protection	1
Average notional value - buy protection	$96,903,000
Average notional value - sell protection	458,250
Interest rate swaps:
Average number of contracts - pays fixed rate	4
Average number of contracts - receives fixed rate	11
Average notional value - pays fixed rate	$220,096,069
Average notional value - receives fixed rate	$634,328,602
Total return swaps:
Average number of contracts	3
Average notional value	$14,533,609

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$11,831	$2,225,845
Foreign currency exchange contracts	19,294,711	2,552,175
Options[1]	67,113,486	29,374,726
Centrally cleared swaps	—	146,706
OTC swaps[2]	2,158,302	1,789,771

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	88,578,330	36,089,223
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(3,843,696)	(19,771,960)

Total derivative assets and liabilities subject to a MNA	$84,734,634	$16,317,263

[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	37

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$12,742,574	—	—	$(11,900,000)	$842,574
Barclays Bank PLC	1,767,866	$(318,439)	$(938,544)	—	510,883
BNP Paribas S.A.	4,445,409	(1,548,544)	—	(2,090,000)	806,865
Brown Brothers Harriman & Co.	108,929	(17,994)	—	—	90,935
Citibank N.A.	7,870,740	(31)	(7,870,709)	—	—
Credit Suisse International	3,714,408	(1,513,924)	(2,102,452)	—	98,032
Deutsche Bank AG	16,957,936	(2,891,156)	—	(12,300,000)	1,766,780
Goldman Sachs Bank USA	1,475,477	—	—	—	1,475,477
Goldman Sachs International	17,052,114	(8,758,394)	(1,169,232)	(7,100,000)	24,488
HSBC Bank USA N.A.	17	—	—	—	17
JPMorgan Chase Bank N.A.	5,693,903	(726,695)	—	(4,450,000)	517,208
Morgan Stanley & Co. International PLC	268,460	—	—	—	268,460
Morgan Stanley Capital Services LLC	2,840,569	(25,611)	—	—	2,814,958
UBS AG	9,796,232	(516,475)	—	(5,100,000)	4,179,757

Total	$84,734,634	$(16,317,263)	$(12,080,937)	$(42,940,000)	$13,396,434

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$318,439	$(318,439)	—	—	—
BNP Paribas S.A.	1,548,544	(1,548,544)	—	—	—
Brown Brothers Harriman & Co.	17,994	(17,994)	—	—	—
Citibank N.A.	31	(31)	—	—	—
Credit Suisse International	1,513,924	(1,513,924)	—	—	—
Deutsche Bank AG	2,891,156	(2,891,156)	—	—	—
Goldman Sachs International	8,758,394	(8,758,394)	—	—	—
JPMorgan Chase Bank N.A.	726,695	(726,695)	—	—	—
Morgan Stanley Capital Services LLC	25,611	(25,611)	—	—	—
UBS AG	516,475	(516,475)	—	—	—

Total	$16,317,263	$(16,317,263)	—	—	—

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2013, the sub-advisory agreement with BIL with respect to the Fund expired. BIM will remain sub-advisor to the Fund.

For the year ended December 31, 2013, the Fund reimbursed the Manager $55,405 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of net assets is as follows: 1.25% for Class I Shares, 1.40% for Class II Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Consolidated Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2013, BIM received $281,395 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officers and directors in the Consolidated Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	39

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $22,528,736 and $2,647,623, respectively.

The Fund received a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $75,009, which is included in Other income — affiliated in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2013, were $4,746,638,365 and $4,228,450,849, respectively.

Purchases and sales of US government securities for the year ended December 31, 2013, were $913,757,056 and $737,539,539, respectively.

Transactions in options written for the year ended December 31, 2013, were as follows:
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of year	1,205,005	75,999,000	$11,794,602	688,242	3,301,281,000	$17,450,275
Options written	10,949,796	—	32,710,044	34,909,765	3,011,018	52,629,358
Options exercised	(16,290)		(2,126,689)	—	—	—
Options expired	(1,388,119)	(75,999,000)	(6,601,148)	(4,564,651)	(3,301,281,000)	(11,414,369)
Options closed	(10,339,683)	—	(29,127,682)	(30,226,326)	(2,009,035)	(43,787,689)

Outstanding options, end of year	410,709	—	$6,649,127	807,030	1,001,983	$14,877,575

[1]	Amount shown is in the currency in which the transaction was denominated.

As of December 31, 2013, the value of portfolio securities subject to cover call options written was $231,897,056.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, the sale of stock of passive foreign investment companies, the characterization of expenses and income recognized from a wholly owned subsidiary and income recognized from a partnership were reclassified to the following accounts:

Distributions in excess of net investment income	$13,068,925
Accumulated net realized gain	$(13,068,925)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$286,261,443	$170,233,819
Long-term capital gain	337,525,811	34,317,368

Total	$623,787,254	$204,551,187

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$17,909,825
Undistributed long-term capital gains	115,398,011
Net unrealized gains[1]	1,691,057,382

Total	$1,824,365,218

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains / losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, investments in passive foreign investment companies and the investment in a wholly owned subsidiary.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$11,090,900,515

Gross unrealized appreciation	$2,029,375,367
Gross unrealized depreciation	(310,879,412)

Net unrealized appreciation	$1,718,495,955

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Consolidated Notes to Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of December 31, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments

U.S. Treasury Obligations	7%
Oil, Gas & Consumable Fuels	7
Foreign Government Obligations	6
Commercial Banks	6
Other[1]	74

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	24,690,992	$430,857,036	6,162,167	$96,948,867
Shares issued in reinvestment of dividends and distributions	6,355,584	111,313,661	2,113,570	33,729,331
Shares redeemed	(9,282,988)	(160,073,130)	(9,055,943)	(142,658,760)

Net increase (decrease)	21,763,588	$382,097,567	(780,206)	$(11,980,562)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	41

Consolidated Notes to Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class II
Shares sold	7,414,868	$126,872,135	4,625,928	$72,278,697
Shares issued in reinvestment of dividends and distributions	548,804	9,586,132	86,501	1,377,879
Shares redeemed	(633,356)	(10,906,074)	(1,453,057)	(22,884,125)

Net increase	7,330,316	$125,552,193	3,259,372	$50,772,451

Class III
Shares sold	51,414,484	$782,207,340	70,512,001	$990,296,795
Shares issued in reinvestment of dividends and distributions	32,422,640	502,639,554	10,951,280	155,710,785
Shares redeemed	(48,117,725)	(735,786,475)	(54,840,077)	(771,694,644)

Net increase	35,719,399	$549,060,419	26,623,204	$374,312,936

Total Net Increase	64,813,303	$1,056,710,179	29,102,370	$413,104,825

11. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	43

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

The Fund benefited from positive stock selection in eight of the ten sectors represented in the benchmark index. The most notable contributions came from selection in information technology (“IT”) and financials. In IT, the Fund’s positions in the internet software & services industry delivered particularly strong returns, most notably Google, Inc. and Facebook, Inc. Google, Inc. benefited from strong growth in revenue-generating clicks on mobile device advertisements, while shares of Facebook, Inc. were boosted by the successful monetization of its mobile advertisement platform. Within financials, stock selection in the asset management & custody banks segment had a positive impact on performance, with a position in WisdomTree Investments, Inc. continuing to benefit from the growth of the exchange-traded fund market. Additionally, the Fund’s positioning in real estate stocks added to returns, with exposures to the US, United Kingdom, and Japanese real estate markets generating positive results during the period. From a regional perspective, stock selection in the US and Japan contributed positively, as did stock selection and an underweight position in emerging markets.

•

Conversely, stock selection in consumer discretionary detracted from performance for the period. Within consumer discretionary, the Fund’s holdings in the movies & entertainment space were negatively impacted as shares of Perform Group PLC weakened due to investor concerns over a shortfall in advertising revenues. The Fund continued to hold Perform Group PLC despite these short-term concerns, as the long-term outlook for the company remained positive. Given the strong performance of equities during the period, a small allocation to cash caused a slight drag on Fund returns as compared to the benchmark index, which has no cash component.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased exposure to the IT and consumer discretionary sectors. Within IT, the additions were focused in the internet software & services industry in order to increase exposure to companies positioned to benefit from the growth of cloud-based computing, mobile, “big data” (i.e., mega-sized data sets), e-commerce and data processing. In consumer discretionary, the Fund added to its holdings in the casinos & gaming space, with a specific focus on gaining exposure to casinos in Macau. The Fund also added to holdings of auto parts & equipment stocks during the period.

•

These additions were funded by reducing exposure to the materials and consumer staples sectors. Within materials, the Fund reduced its allocation to the diversified metals & mining segment given concerns about overcapacity and slowing economic activity in China. In consumer staples, the Fund reduced its weighting in the packaged foods & meats sub-industry due to expensive valuations and unattractive growth characteristics. Regionally speaking, the Fund increased exposure to Japan and Europe while reducing exposure to Asia ex-Japan, emerging markets and the US.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned to benefit from an expansion in global economic growth going into 2014. Relative to the MSCI All Country World Index, the Fund had overweight positions in the IT, consumer discretionary and industrials sectors, and underweight positions in the consumer staples, health care and energy sectors. From a regional perspective, the Fund maintained underweights to the US, Asia ex-Japan and emerging markets, and overweights in Europe and Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United States	41%
Japan	10
United Kingdom	9
France	7
Switzerland	4
Germany	3
Spain	3
China	3
Ireland	3
Netherlands	2
Hong Kong	2
Belgium	2
Other[1]	11

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

2	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon perfor- mance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	18.91%	29.87%	14.48%	8.94%
Class III[4]	18.80	29.51	14.22	8.67	[6]
MSCI All Country World Index	15.79	22.80	14.92	7.17

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capi- tal gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,189.10	$6.29	$1,000.00	$1,019.46	$5.80	1.14%
Class III	$1,000.00	$1,188.00	$7.67	$1,000.00	$1,018.20	$7.07	1.39%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Global Opportunities V.I.Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.6%
Treasury Wine Estates Ltd.	68,918	$297,243
Belgium — 1.7%
Anheuser-Busch InBev NV	8,462	899,821
Canada — 0.7%
MEG Energy Corp. (a)	12,100	348,676
China — 2.7%
21Vianet Group, Inc. — ADR (a)	12,706	298,845
Anhui Conch Cement Co. Ltd., H Shares	110,500	411,122
Autohome, Inc. — ADR (a)	1,500	54,885
China Cinda Asset Management Co. Ltd. (a)	320,000	199,734
Ping An Insurance Group Co. of China Ltd., H Shares	27,500	247,064
SINA Corp. (a)	3,100	261,175
		1,472,825
France — 7.1%
AXA SA	18,790	523,259
BNP Paribas SA	6,920	539,813
Rexel SA	11,300	296,554
Schneider Electric SA	7,200	628,141
Société Générale SA	12,300	715,254
Valeo SA	2,480	274,838
Vivendi SA	31,520	831,419
		3,809,278
Germany — 3.1%
Commerzbank AG (a)	18,020	290,905
Daimler AG, Registered Shares	8,200	711,636
OSRAM Licht AG (a)	7,100	400,468
Telefonica Deutschland Holding AG	31,100	257,029
		1,660,038
Hong Kong — 2.0%
AIA Group Ltd.	100,800	507,376
Melco Crown Entertainment Ltd. — ADR (a)	15,000	588,300
		1,095,676
India — 0.5%
Tata Motors Ltd. - ADR	8,300	255,640
Indonesia — 1.0%
Global Mediacom Tbk PT	1,264,000	197,544
Matahari Department Store Tbk PT (a)	361,200	326,878
		524,422
Ireland — 2.5%
CRH PLC	15,200	385,972
Eaton Corp. PLC	6,150	468,138
Green REIT PLC (a)	255,191	506,239
		1,360,349

Common Stocks	Shares	Value
Italy — 1.2%
Banca Generali SpA	18,641	$576,892
Moncler SpA (a)	2,400	52,167
		629,059
Japan — 10.1%
Daiwa Securities Group, Inc.	25,000	250,389
GMO internet, Inc.	10,900	143,534
Kenedix Realty Investment Corp.	47	223,070
Nabtesco Corp.	16,400	378,492
Shinsei Bank Ltd.	242,000	592,393
SMC Corp.	1,100	277,627
SoftBank Corp.	7,100	623,030
Sony Corp.	24,300	418,891
Sumitomo Mitsui Financial Group, Inc.	13,000	676,044
Tokyo Tatemono Co. Ltd.	57,000	633,838
Tokyu Fudosan Holdings Corp. (a)	35,600	334,669
Toyota Motor Corp.	8,100	493,898
Yahoo! Japan Corp.	70,100	390,906
		5,436,781
Mexico — 0.9%
Fomento Economico Mexicano SAB de CV — ADR	4,700	459,989
Netherlands — 2.5%
ING Groep NV CVA (a)	12,400	173,210
Randstad Holding NV	8,724	566,130
Yandex NV (a)	13,300	573,895
		1,313,235
New Zealand — 0.7%
Xero Ltd. (Acquired 10/15/13, Cost $269,780) (a)(b)	14,865	375,124
Nigeria — 0.8%
Lekoil Ltd. (a)	391,800	405,503
Russia — 1.0%
Eurasia Drilling Co. Ltd. — GDR	12,386	557,370
South Korea — 0.9%
NAVER Corp.	430	296,325
Samsung Heavy Industries Co. Ltd.	5,820	210,343
		506,668
Spain — 2.8%
Cie Automotive SA	24,048	264,664
NH Hoteles SA (a)	135,888	801,853
Sacyr SA (a)	83,310	432,815
		1,499,332
Sweden — 1.3%
Svenska Cellulosa AB, B Shares	23,146	713,079

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts CAD Canadian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound GDR Global Depositary Receipts HKD Hong Kong Dollar	JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar REIT Real Estate Investment Trust SEK Swedish Krona SGD Singapore Dollar USD US Dollar ZAR South African Rand

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I.Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland — 3.9%
Novartis AG, Registered Shares	9,920	$795,082
Roche Holding AG	4,590	1,285,780
		2,080,862
Taiwan — 0.2%
Hermes Microvision, Inc. — GDR (a)(c)	3,350	107,569
Thailand — 0.6%
PTT Global Chemical PCL	144,800	348,119
United Kingdom — 8.9%
APR Energy PLC (d)	29,422	462,855
ASOS PLC (a)	1,500	152,833
AstraZeneca PLC	6,500	385,627
Aveva Group PLC	6,070	217,879
Blinkx PLC (a)(d)	118,700	403,736
Crest Nicholson Holdings PLC (a)	98,753	597,051
esure Group PLC	70,262	290,645
Foxtons Group PLC (a)	76,194	422,474
Lloyds Banking Group PLC (a)	303,600	398,382
Partnership Assurance Group PLC (a)	59,400	288,489
Perform Group PLC (a)	78,804	292,311
Platform Acquisition Holdings Ltd. (a)	26,716	374,024
Vodafone Group PLC — ADR	12,249	481,508

		4,767,814
United States — 40.9%
AbbVie, Inc.	7,500	396,075
Acuity Brands, Inc.	3,900	426,348
Adobe Systems, Inc. (a)	5,630	337,124
Allegion PLC (a)	100	4,419
American Airlines Group, Inc. (a)	15,200	383,800
Apple Inc.	2,427	1,361,814
Autodesk, Inc. (a)	9,000	452,970
Axiall Corp.	5,572	264,336
BankUnited, Inc.	10,500	345,660
Cabot Oil & Gas Corp.	12,300	476,748
CBS Corp., Class B	6,600	420,684
Celgene Corp. (a)	3,300	557,568
Citigroup, Inc.	14,491	755,126
Concho Resources, Inc. (a)	4,400	475,200
Crown Holdings, Inc. (a)	6,750	300,847
CSX Corp.	4,590	132,054
Discovery Communications, Inc., Class A (a)	4,400	397,848
Eastman Chemical Co.	5,420	437,394
Facebook, Inc., Class A (a)	5,580	305,003
Flowserve Corp.	8,400	662,172
General Motors Co. (a)	12,100	494,527
Genworth Financial, Inc., Class A (a)	37,200	577,716
Gilead Sciences, Inc. (a)	7,060	530,559
Google, Inc., Class A (a)	1,373	1,538,735
The Hain Celestial Group, Inc. (a)	5,649	512,816
Hertz Global Holdings, Inc. (a)	17,410	498,274
International Paper Co.	9,500	465,785

Common Stocks	Shares	Value
United States (concluded)
JPMorgan Chase & Co.	10,875	$635,970
Kennedy-Wilson Holdings, Inc.	30,540	679,515
Las Vegas Sands Corp.	5,290	417,222
Lowe’s Cos., Inc.	8,370	414,733
Mondelez International, Inc., Class A	14,720	519,616
National Oilwell Varco, Inc.	5,137	408,546
Nimble Storage, Inc. (a)	800	36,240
Oasis Petroleum, Inc. (a)	11,617	545,650
Ralph Lauren Corp.	2,000	353,140
Roper Industries, Inc.	5,240	726,683
Rowan Cos. PLC, Class A (a)	14,661	518,413
Samsonite International SA	86,700	263,869
ServiceNow, Inc. (a)	8,600	481,686
SunPower Corp. (a)(d)	4,900	146,069
United Rentals, Inc. (a)	7,015	546,819
Visa, Inc., Class A	2,500	556,700
WisdomTree Investments, Inc. (a)	38,871	688,405
Yelp, Inc. (a)	6,750	465,413

		21,916,291
Total Common Stocks — 98.6%		52,840,763

Warrants (e)
United Kingdom — 0.1%
Platform Acquisition Holdings Ltd. (Issued/exercisable 5/10/13, 0.175 Share for 1 Warrant, Expires 7/31/20, Strike Price $11.50)	11,452	15,827
Total Long-Term Investments
(Cost — $43,322,332) — 98.7%		52,856,590

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	329,124	329,124

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (f)(g)(h)	$706	705,575
Total Short-Term Securities
(Cost — $1,034,699) — 1.9%		1,034,699
Total Investments (Cost — $44,357,031) — 100.6%		53,891,289
Liabilities in Excess of Other Assets — (0.6)%		(312,703)

Net Assets — 100.0%		$53,578,586

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held 0.7% of its net assets, with a current value of $375,124 and an original cost of $269,780, in this security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of security, is on loan.

(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Global Opportunities V.I.Fund

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	718,199	(389,075)	329,124	$296
BlackRock Liquidity Series, LLC, Money Market Series	$217,967	$487,608	$705,575	$10,648

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	9,000	USD	8,458	Citibank N.A.	1/02/14	$15
CAD	11,000	USD	10,345	UBS AG	1/03/14	10
CHF	197,101	USD	216,391	JPMorgan Chase Bank N.A.	1/23/14	4,597
DKK	1,036,763	USD	188,347	Bank of America N.A.	1/23/14	2,876
EUR	28,360	USD	38,325	Barclays Bank PLC	1/23/14	689
EUR	15,837	USD	21,411	Citibank N.A.	1/23/14	376
EUR	84,649	USD	113,059	Citibank N.A.	1/23/14	3,392
EUR	190,000	USD	258,184	Deutsche Bank AG	1/23/14	3,196
EUR	68,605	USD	92,676	Royal Bank of Scotland PLC	1/23/14	1,703
GBP	162,000	USD	259,602	Bank of America N.A.	1/23/14	8,620
GBP	53,940	USD	85,637	Barclays Bank PLC	1/23/14	3,671
GBP	53,745	USD	85,907	Citibank N.A.	1/23/14	3,079
GBP	109,087	USD	176,607	Citibank N.A.	1/23/14	4,008
GBP	218,168	USD	352,498	Citibank N.A.	1/23/14	8,721
GBP	165,996	USD	265,139	Deutsche Bank AG	1/23/14	9,700
HKD	5,647,000	USD	728,366	Royal Bank of Canada	1/23/14	(110)
JPY	1,547,000	USD	15,683	BNP Paribas S.A.	1/23/14	(991)
JPY	14,248,606	USD	146,452	Citibank N.A.	1/23/14	(11,135)
JPY	11,886,000	USD	120,380	Citibank N.A.	1/23/14	(7,500)
JPY	12,210,000	USD	122,116	Citibank N.A.	1/23/14	(6,160)
JPY	23,376,000	USD	238,253	Goldman Sachs International	1/23/14	(16,255)
NOK	842,000	USD	139,317	Bank of America N.A.	1/23/14	(618)
SEK	1,345,000	USD	204,674	Bank of America N.A.	1/23/14	4,355
SGD	322,000	USD	258,981	Westpac Banking Corp.	1/23/14	(3,821)
USD	281,420	CHF	255,974	Goldman Sachs International	1/23/14	(5,576)
USD	41,875	CHF	37,091	Royal Bank of Scotland PLC	1/23/14	289
USD	278,208	CHF	253,133	UBS AG	1/23/14	(5,603)
USD	22,023	EUR	16,000	Bank of America N.A.	1/23/14	12
USD	66,147	EUR	48,000	Bank of America N.A.	1/23/14	114
USD	3,052,024	EUR	2,231,000	BNP Paribas S.A.	1/23/14	(17,126)
USD	73,770	EUR	54,000	BNP Paribas S.A.	1/23/14	(517)
USD	27,381	EUR	20,000	BNP Paribas S.A.	1/23/14	(133)
USD	385,197	EUR	280,000	BNP Paribas S.A.	1/23/14	6
USD	162,869	EUR	118,000	BNP Paribas S.A.	1/23/14	539
USD	9,711	EUR	7,079	Deutsche Bank AG	1/23/14	(27)
USD	128,431	EUR	93,082	Deutsche Bank AG	1/23/14	379
USD	64,912	EUR	48,000	Goldman Sachs International	1/23/14	(1,121)
USD	53,640	EUR	39,000	Morgan Stanley & Co. International PLC	1/23/14	(11)
USD	104,306	EUR	76,000	Royal Bank of Canada	1/23/14	(246)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I.Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	121,736	EUR	90,370	UBS AG	1/23/14	$(2,584)
USD	18,089	EUR	13,385	UBS AG	1/23/14	(324)
USD	1,904,187	GBP	1,180,000	BNP Paribas S.A.	1/23/14	(49,534)
USD	2,611	GBP	1,614	Citibank N.A.	1/23/14	(61)
USD	31,320	GBP	19,257	Deutsche Bank AG	1/23/14	(563)
USD	342,857	GBP	210,000	Royal Bank of Scotland PLC	1/23/14	(4,840)
USD	112,648	GBP	69,000	Royal Bank of Scotland PLC	1/23/14	(1,595)
USD	29,537	HKD	229,000	Bank of America N.A.	1/23/14	4
USD	245,562	HKD	1,903,360	BNP Paribas S.A.	1/23/14	98
USD	101,249	HKD	785,075	Citibank N.A.	1/23/14	3
USD	15,808	HKD	122,543	Citibank N.A.	1/23/14	5
USD	48,760	HKD	377,971	Citibank N.A.	1/23/14	15
USD	82,173	HKD	637,000	Citibank N.A.	1/23/14	23
USD	122,478	HKD	949,569	Deutsche Bank AG	1/23/14	18
USD	27,085	HKD	210,000	Royal Bank of Scotland PLC	1/23/14	3
USD	344,290	JPY	36,145,000	Bank of America N.A.	1/23/14	1,027
USD	49,236	JPY	5,024,000	Bank of America N.A.	1/23/14	1,523
USD	75,932	JPY	7,817,000	Barclays Bank PLC	1/23/14	1,695
USD	345,000	JPY	34,816,365	Citibank N.A.	1/23/14	14,355
USD	95,271	JPY	9,629,251	Deutsche Bank AG	1/23/14	3,824
USD	43,054	JPY	4,297,000	Goldman Sachs International	1/23/14	2,246
USD	873,541	JPY	87,186,000	Goldman Sachs International	1/23/14	45,549
USD	26,420	JPY	2,642,802	JPMorgan Chase Bank N.A.	1/23/14	1,321
USD	2,381,343	JPY	232,657,000	Royal Bank of Scotland PLC	1/23/14	171,837
USD	224,426	NZD	269,800	Citibank N.A.	1/23/14	2,925
USD	19,490	SEK	123,770	Citibank N.A.	1/23/14	255
USD	544,821	SEK	3,555,000	Credit Suisse International	1/23/14	(7,669)
ZAR	3,760,000	USD	371,742	Deutsche Bank AG	1/23/14	(14,520)
Total						$148,433

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I.Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$297,243	—	$297,243
Belgium	—	899,821	—	899,821
Canada	$348,676	—	—	348,676
China	814,639	658,186	—	1,472,825
France	—	3,809,278	—	3,809,278
Germany	400,468	1,259,570	—	1,660,038
Hong Kong	588,300	507,376	—	1,095,676
India	255,640	—	—	255,640
Indonesia	—	524,422	—	524,422
Ireland	974,377	385,972	—	1,360,349
Italy	52,167	576,892	—	629,059
Japan	334,669	5,102,112	—	5,436,781
Mexico	459,989	—	—	459,989
Netherlands	573,895	739,340	—	1,313,235
New Zealand	—	375,124	—	375,124
Nigeria	405,503	—	—	405,503
Russia	557,370	—	—	557,370
South Korea	—	506,668	—	506,668
Spain	264,664	1,234,668	—	1,499,332
Sweden	—	713,079	—	713,079
Switzerland	—	2,080,862	—	2,080,862
Taiwan	107,569	—	—	107,569
Thailand	348,119	—	—	348,119
United Kingdom	2,124,370	2,643,444	—	4,767,814
United States	21,652,422	263,869	—	21,916,291
Warrants	—	15,827	—	15,827
Short-Term Securities	329,124	705,575	—	1,034,699
Total	$30,591,961	$23,299,328	—	$53,891,289

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$25	$307,048	—	$307,073
Liabilities:
Foreign currency exchange contracts	—	(158,640)	—	(158,640)
Total	$25	$148,408	—	$148,433

[1] Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$21	—	—	$21
Foreign currency at value	212,995	—	—	212,995
Liabilities:
Collateral on securities loaned at value	—	$(705,575)	—	(705,575)
Total	$213,016	$(705,575)	—	$(492,559)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statement of Assets and Liabilities

December 31, 2013	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $681,422) (cost — $43,322,332)	$52,856,590
Investments at value — affiliated (cost — $1,034,699)	1,034,699
Cash	21
Foreign currency at value (cost — $214,564)	212,995
Investments sold receivable	131,059
Unrealized appreciation on foreign currency exchange contracts	307,073
Dividends receivable — unaffiliated	55,589
Dividends receivable — affiliated	40
Receivable from Manager	8,371
Income receivable — affiliated	806
Securities lending income receivable — affiliated	2,479
Prepaid expenses	488

Total assets	54,610,210

Liabilities
Collateral on securities loaned at value	705,575
Investments purchased payable	18,036
Unrealized depreciation on foreign currency exchange contracts	158,640
Capital shares redeemed payable	28,843
Investment advisory fees payable	32,895
Officer’s and Directors’ fees payable	3,732
Distribution fees payable	287
Other affiliates payable	105
Other accrued expenses payable	83,511

Total liabilities	1,031,624

Net Assets	$53,578,586

Net Assets Consist of
Paid-in capital	$45,732,610
Distributions in excess of net investment income	(162,471)
Accumulated net realized loss	(1,674,844)
Net unrealized appreciation/depreciation	9,683,291

Net Assets	$53,578,586

Net Asset Value
Class I — Based on net assets of $52,174,927 and 2,901,343 shares outstanding, 100 million shares authorized, $0.10 par value	$17.98

Class III — Based on net assets of $1,403,659 and 78,291 shares outstanding, 100 million shares authorized, $0.10 par value	$17.93

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$766,146
Securities lending — affiliated — net	10,648
Other income — affiliated	806
Dividends — affiliated	296
Foreign taxes withheld	(43,833)

Total income	734,063

Expenses
Investment advisory	349,402
Distribution — Class III	2,982
Transfer agent	6,963
Transfer agent — Class I	87,550
Transfer agent — Class III	2,271
Professional	83,126
Custodian	32,991
Officer and Directors	18,700
Accounting services	16,835
Printing	2,181
Miscellaneous	20,230

Total expenses	623,231
Less fees waived by Manager	(572)
Less transfer agent fees reimbursed — Class I	(87,550)
Less transfer agent fees reimbursed — Class III	(2,271)

Total expenses after fees waived and reimbursed	532,838

Net investment income	201,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,656,113
Litigation proceeds	75,691
Foreign currency transactions	(408,891)

6,322,913

Net change in unrealized appreciation/depreciation on:
Investments	5,455,734
Foreign currency translations	344,099

5,799,833

Total realized and unrealized gain	12,122,746

Net Increase in Net Assets Resulting from Operations	$12,323,971

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$201,225	$598,747
Net realized gain (loss)	6,322,913	(206,845)
Net change in unrealized appreciation/depreciation	5,799,833	5,625,486

Net increase in net assets resulting from operations	12,323,971	6,017,388

Dividends to Shareholders From[1]
Net investment income:
Class I	(168,438)	(458,008)
Class III	(1,564)	(8,503)

Decrease in net assets resulting from dividends to shareholders	(170,002)	(466,511)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,728,344)	(5,848,683)

Net Assets
Total increase (decrease) in net assets	9,425,625	(297,806)
Beginning of year	44,152,961	44,450,767

End of year	$53,578,586	$44,152,961

Undistributed (distributions in excess of) net investment income, end of year	$(162,471)	$98,900

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$13.89	$12.26	$14.17	$12.84	$9.69

Net investment income[1]	0.07	0.18	0.14	0.13	0.11
Net realized and unrealized gain (loss)	4.08	1.60	(1.89)	1.31	3.34

Net increase (decrease) from investment operations	4.15	1.78	(1.75)	1.44	3.45

Dividends from net investment income[2]	(0.06)	(0.15)	(0.16)	(0.11)	(0.30)

Net asset value, end of year	$17.98	$13.89	$12.26	$14.17	$12.84

Total Investment Return[3]
Based on net asset value	29.87%[4]	14.53%	(12.39)%	11.23%	35.65%

Ratios to Average Net Assets
Total expenses	1.33%	1.19%	1.09%	1.05%	1.11%

Total expenses after fees waived and reimbursed	1.14%	1.06%	1.09%	1.04%	1.11%

Net investment income	0.44%	1.36%	1.04%	1.05%	1.02%

Supplemental Data
Net assets, end of year (000)	$52,175	$43,102	$43,381	$56,934	$61,030

Portfolio turnover	135%	139%	119%	136%	218%

	Class III
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$13.86	$12.23	$14.12	$12.80	$9.68

Net investment income[1]	0.03	0.14	0.11	0.10	0.06
Net realized and unrealized gain (loss)	4.06	1.60	(1.88)	1.30	3.36

Net increase (decrease) from investment operations	4.09	1.74	(1.77)	1.40	3.42

Dividends from net investment income[2]	(0.02)	(0.11)	(0.12)	(0.08)	(0.30)

Net asset value, end of year	$17.93	$13.86	$12.23	$14.12	$12.80

Total Investment Return[3]
Based on net asset value	29.51%[5]	14.28%	(12.53)%	10.93%	35.38%

Ratios to Average Net Assets
Total expenses	1.58%	1.43%	1.35%	1.29%	1.39%

Total expenses after fees waived and reimbursed	1.39%	1.31%	1.35%	1.29%	1.39%

Net investment income	0.16%	1.09%	0.78%	0.80%	0.48%

Supplemental Data
Net assets, end of year (000)	$1,404	$1,051	$1,070	$1,072	$928

Portfolio turnover	135%	139%	119%	136%	218%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.72%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.37%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$224,317	$(224,317)	—
Morgan Stanley	124,725	(124,725)	—
UBS Securities LLC	332,380	(332,380)	—

Total	$681,422	$(681,422)	—

[1]

Collateral with a value of $705,575 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$307,073

	Derivative Liabilities
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$(158,640)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Loss From
Foreign currency exchange contracts:
Foreign currency transactions	$(404,472)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$347,092

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	46
Average number of contracts — US dollars sold	41
Average US dollar amounts purchased	$13,421,116
Average US dollar amounts sold	$9,196,471

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Foreign currency exchange contracts	$307,073	$158,640

Total derivative assets and liabilities in the Statement of Assets and Liabilities	307,073	158,640

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to a MNA	$307,073	$158,640

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$18,531	$(618)	—	—	$17,913
Barclays Bank PLC	6,055	—	—	—	6,055
BNP Paribas S.A.	643	(643)	—	—	—
Citibank N.A.	37,172	(24,856)	—	—	12,316
Deutsche Bank AG	17,117	(15,110)	—	—	2,007
Goldman Sachs International	47,795	(22,952)	—	—	24,843
JPMorgan Chase Bank N.A.	5,918	—	—	—	5,918
Royal Bank of Scotland PLC	173,832	(6,435)	—	—	167,397
UBS AG	10	(10)	—	—	—

Total	$307,073	$(70,624)	—	—	$236,449

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$618	$(618)	—	—	—
BNP Paribas S.A.	68,301	(643)	—	—	$67,658
Citibank N.A.	24,856	(24,856)	—	—	—
Credit Suisse International	7,669	—	—	—	7,669
Deutsche Bank AG	15,110	(15,110)	—	—	—
Goldman Sachs International	22,952	(22,952)	—	—	—
Morgan Stanley & Co. International PLC	11	—	—	—	11
Royal Bank of Canada	356	—	—	—	356
Royal Bank of Scotland PLC	6,435	(6,435)	—	—	—
UBS AG	8,511	(10)	—	—	8,501
Westpac Banking Corp.	3,821	—	—	—	3,821

Total	$158,640	$(70,624)	—	—	$88,016

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $455 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse all such fees for Class I and Class III. This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $5,646 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment of $806 from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common offices, or common directors. For the year ended December 31, 2013, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $116,186.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013 were $62,047,497 and $64,559,090, respectively.

The Fund received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by the Fund. This amount is shown as litigation proceeds in the Statement of Operations.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distributions in excess of net investment income	$(292,594)
Accumulated net realized loss	$292,594

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$170,002	$466,511

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$232,091
Capital loss carryforward	(1,661,614)
Net unrealized gains[1]	9,275,499

Total	$7,845,976

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/ losses on certain foreign currency contracts.

As of December 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $1,661,614, all of which is due to expire December 31, 2017.

During the year ended December 31, 2013, the Fund utilized $6,474,100 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$44,616,172

Gross unrealized appreciation	$10,014,328
Gross unrealized depreciation	(739,211)

Net unrealized appreciation	$9,275,117

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may affect the value and liquidity of certain of the Fund’s investments.

As of December 31, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Internet Software & Services	9%
Commercial Banks	7%
Pharmaceuticals	5%
Electrical Equipment	5%
Insurance	5%
Other[1]	69%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	296,634	$4,867,576	123,600	$1,657,552
Shares issued in reinvestment of dividends	9,436	168,438	33,586	458,009
Shares redeemed	(506,741)	(7,805,330)	(593,424)	(7,803,483)

Net decrease	(200,671)	$(2,769,316)	(436,238)	$(5,687,922)

Class III
Shares sold	15,641	$243,951	9,297	$121,584
Shares issued in reinvestment of dividends	88	1,564	625	8,503
Shares redeemed	(13,262)	(204,543)	(21,558)	(290,848)

Net increase (decrease)	2,467	$40,972	(11,636)	$(160,761)

Total Net Decrease	(198,204)	$(2,728,344)	(447,874)	$(5,848,683)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock High Yield V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund outperformed the benchmark index largely due to tactical allocations to equities that were selected for their total return characteristics versus lower-quality bonds which tend to exhibit more equity-like risks. In particular, equity positions in General Motors Co., The Goodyear Tire & Rubber Co., American International Group, Inc., and American Capital Ltd. were notable contributors. Also adding to performance was security selection within senior secured bank loans, which the Fund invested in as an alternative to higher-quality, short-dated high yield bonds. Although the bank loan sector underperformed high yield bonds during the period, the Fund benefited from risk associated with holdings of select loan names in the gaming sector. From a sector perspective, security selection in the technology and building materials sectors had a positive impact on returns.

•

Conversely, security selection in the banking and metals & mining sectors had a negative impact on performance. Also detracting from performance was the Fund’s overall exposure to the bank loan sector, as the asset class underperformed high yield bonds for the period.

Describe recent portfolio activity.

•

The Fund actively managed its risk profile over the 12-month period. After starting the period with a riskier stance, the Fund took advantage of market strength in the middle of the period to gradually moderate the level of risk. The Fund reduced its equity beta (sensitivity to equity market movements) at a modest pace in early 2013 and more aggressively when the market correction began in mid-May.

•

The Fund’s focus on income-oriented credits with strong asset bases and good earnings visibility remained the central theme of its investment process. On a tactical basis, however, the Fund added to select common stocks and equity-like instruments with compelling total return opportunities based on Fund management’s positive view of equity valuations during a period of strong fundamentals in non-investment grade issuers.

•

With upward interest rate pressure during the period and the expectation of continued rate volatility, the Fund shifted its bias toward for shorter duration credits (those with lower sensitivity to interest rate movements), and subsequently added to floating rate bank loans as a means of lowering the Fund’s duration profile and hedging against further rate volatility. From a sector perspective, the Fund added to positions in technology and reduced exposure to health care.

Describe portfolio positioning at period end.

•

Relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in higher-quality high yield debt, while it was overweight in middle-tier quality and relatively neutral in lower-quality issues. From an issuer perspective, the Fund’s highest-conviction holdings included American Capital Ltd. (non-captive diversified), HD Supply, Inc. (building materials) and Caesars Entertainment Corp. (gaming). The Fund maintained a general underweight position in names with less stability in their cash flow streams, less appealing risk-reward profiles and/or challenged industry dynamics. In addition to high yield bonds, the Fund held floating rate loan interests (bank loans) and common stocks, with the remainder invested in investment grade credits and convertible securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Long-Term Investments

BBB/Baa	3%
BB/Ba	34
B	47
CCC/Caa	12
Not Rated	4

[1]	Using the higher of Standard & Poor’s (“S&P”) or Moody’s Investors Service ratings.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[2]

Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	5.33%	5.20%	7.34%	9.33%	18.94%		7.81%
Class III[4]	5.10	5.09	7.21	9.07	18.65	[7]	7.54	[7]
Barclays US Corporate High Yield 2% Issuer Capped Index.	—	—	5.94	7.44	18.96		8.61

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares, prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,073.40	$3.66	$1,000.00	$1,021.68	$3.57	0.70%
Class III	$1,000.00	$1,072.10	$5.12	$1,000.00	$1,020.27	$4.99	0.98%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.8%
Dana Holding Corp.	3,080	$60,430
The Goodyear Tire & Rubber Co.	54,178	1,292,145

		1,352,575
Automobiles — 0.8%
General Motors Co. (a)	34,127	1,394,770
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	3,115	36,165
Capital Markets — 1.4%
American Capital Ltd. (a)	153,698	2,403,837
Chemicals — 0.3%
Advanced Emissions Solutions, Inc. (a)	822	44,577
Huntsman Corp.	20,898	514,091

		558,668
Communications Equipment — 0.3%
Nokia OYJ (a)	69,219	561,366
Diversified Financial Services — 0.9%
Ally Financial, Inc. (a)	195	1,457,625
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)	13,812	49,309
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	33,870	—
Hotels, Restaurants & Leisure — 0.1%
Travelport Worldwide Ltd. (a)	150,111	222,915
Insurance — 0.5%
American International Group, Inc.	16,511	842,887
Media — 0.2%
Cablevision Systems Corp., Class A	14,681	263,230
Paper & Forest Products — 0.8%
Ainsworth Lumber Co. Ltd. (a)	126,098	468,898
Ainsworth Lumber Co. Ltd. (a)	84,634	332,242
Ainsworth Lumber Co. Ltd. (a)	59,550	233,771
NewPage Corp. (a)	3,668	311,780

		1,346,691
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc. (a)	10,830	260,028
Wireless Telecommunication Services — 0.4%
Crown Castle International Corp. (a)	3,092	227,046
SBA Communications Corp., Class A (a)	4,122	370,320

		597,366
Total Common Stocks — 6.7%		11,347,432

Corporate Bonds	Par (000)
Advertising — 0.1%
Checkout Holding Corp., 0.00%, 11/15/15 (b)(c)	USD	198	163,350

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 0.2%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	USD	45	$48,600
7.13%, 3/15/21		210	230,475
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		100	103,697

			382,772
Airlines — 1.3%
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		660	678,150
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	381,425
National Air Cargo Group, Inc.:
12.38%, 8/16/15		152	152,056
12.38%, 8/16/15		150	149,917
United Continental Holdings, Inc., 6.00%, 12/01/20		245	244,387
US Airways Pass-Through Trust, Series 2012-2, Class B, 6.75%, 12/03/22		140	148,750
Virgin Australia 2013-1C Trust, 7.13%, 10/23/18 (b)		445	456,125

			2,210,810
Auto Components — 1.1%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	100	181,741
CTP Transportation Products LLC/CTP Finance, Inc., 8.25%, 12/15/19 (b)	USD	275	286,687
Delphi Corp.:
6.13%, 5/15/21		25	27,719
5.00%, 2/15/23		70	72,013
GKN Holdings PLC, 5.38%, 9/19/22	GBP	100	171,983
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)	USD	215	223,600
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		150	157,875
Rhino Bondco SpA, 7.25%, 11/15/20	EUR	100	139,785
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (d)		160	235,521
Servus Luxembourg Holding SCA, 7.75%, 6/15/18		110	159,197
Titan International, Inc., 6.88%, 10/01/20 (b)	USD	165	172,013

			1,828,134
Automobiles — 0.7%
General Motors Co.:
4.88%, 10/02/23 (b)		35	35,438
6.25%, 10/02/43 (b)		530	550,537
Jaguar Land Rover Automotive PLC:
8.25%, 3/15/20	GBP	248	465,092
5.63%, 2/01/23 (b)	USD	150	150,000

			1,201,067
Biotechnology — 0.1%
Healthcare Technology Intermediate, Inc., 7.38% (7.38% Cash or 8.13% PIK), 9/01/18 (b)(d)		133	138,320

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CAD Canadian Dollar EUR Euro FKA Formerly Known As GBP British Pound	OTC Over-the-counter PIK Payment-in-kind USD US Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Building Products — 1.5%
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)	USD	209	$218,405
Building Materials Corp. of America:
7.00%, 2/15/20 (b)		160	172,000
6.75%, 5/01/21 (b)		245	265,213
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	100	154,602
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)	USD	330	343,200
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	29	48,647
Interline Brands, Inc., 7.50%, 11/15/18	USD	120	127,200
The Ryland Group, Inc., 6.63%, 5/01/20		135	142,763
Spie BondCo 3 SCA, 11.00%, 8/15/19	EUR	156	244,449
USG Corp.:
9.75%, 1/15/18	USD	393	464,723
5.88%, 11/01/21 (b)		420	436,800

			2,618,002
Capital Markets — 0.2%
E*Trade Financial Corp.:
0.00%, 8/31/19 (b)(c)(e)		172	326,155
Series A, 0.00%, 8/31/19 (c)(e)		3	5,689
KCG Holdings, Inc., 8.25%, 6/15/18 (b)		85	89,463

			421,307
Chemicals — 2.5%
Ashland, Inc., 3.88%, 4/15/18		155	156,937
Axiall Corp., 4.88%, 5/15/23 (b)		37	34,965
Celanese US Holdings LLC, 4.63%, 11/15/22		85	81,387
Chemtura Corp., 5.75%, 7/15/21		91	92,251
GCS Holdco Finance I SA, 6.50%, 11/15/18	EUR	100	141,526
Huntsman International LLC:
8.63%, 3/15/20	USD	25	27,656
4.88%, 11/15/20		198	195,030
8.63%, 3/15/21		230	259,900
5.13%, 4/15/21	EUR	100	138,086
INEOS Finance PLC:
8.38%, 2/15/19 (b)	USD	380	422,750
7.50%, 5/01/20 (b)		105	115,106
INEOS Group Holdings SA, 6.50%, 8/15/18	EUR	200	282,020
Kraton Polymers LLC/Kraton Polymers Capital Corp., 6.75%, 3/01/19	USD	60	63,150
Momentive Performance Materials, Inc., 8.88%, 10/15/20		620	652,550
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		45	44,663
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)		120	124,200
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)		200	221,000
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (b)		90	90,225
PolyOne Corp.:
7.38%, 9/15/20		100	110,500
5.25%, 3/15/23		84	81,900
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (b)		200	204,000
Rockwood Specialties Group, Inc., 4.63%, 10/15/20		327	333,949
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (b)		65	67,113
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV, 7.38%, 5/01/21 (b)		343	365,724

			4,306,588
Commercial Banks — 0.4%
CIT Group, Inc.:
5.25%, 3/15/18		390	418,275

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
6.63%, 4/01/18 (b)	USD	55	$61,806
5.50%, 2/15/19 (b)		167	179,107

			659,188
Commercial Services & Supplies — 4.8%
ACCO Brands Corp., 6.75%, 4/30/20		22	21,725
ADS Waste Holdings, Inc., 8.25%, 10/01/20		92	99,820
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	120	178,704
ARAMARK Corp., 5.75%, 3/15/20 (b)	USD	267	279,015
Bilbao Luxembourg SA, 10.50% (10.50% Cashor 11.25% PIK), 12/01/18 (d)	EUR	100	134,819
Ceridian Corp.:
11.25%, 11/15/15	USD	65	65,487
8.88%, 7/15/19 (b)		1,076	1,237,400
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		529	609,673
Covanta Holding Corp., 6.38%, 10/01/22		105	107,805
Garda World Security Corp., 7.25%, 11/15/21 (b)		65	65,487
HD Supply, Inc.:
8.13%, 4/15/19		788	877,635
11.00%, 4/15/20		1,286	1,523,910
7.50%, 7/15/20		727	783,343
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (b)(d)		162	165,037
IVS F. SpA, 7.13%, 4/01/20	EUR	115	162,952
Laureate Education, Inc., 9.25%, 9/01/19 (b)	USD	570	619,875
Mobile Mini, Inc., 7.88%, 12/01/20		155	171,663
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		200	211,000
Tervita Corp.:
10.88%, 2/15/18 (b)		94	95,645
8.00%, 11/15/18 (b)		50	51,625
TransUnion LLC/TransUnion Financing Corp., 11.38%, 6/15/18		33	35,970
Univeg Holding BV, 7.88%, 11/15/20	EUR	100	137,227
Verisure Holding AB:
8.75%, 9/01/18		100	150,439
Series B, 8.75%, 12/01/18		100	148,920
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	227	240,620

			8,175,796
Communications Equipment — 0.7%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (b)		200	200,250
6.75%, 11/15/20 (b)		235	244,106
6.50%, 1/15/28		230	201,250
6.45%, 3/15/29		308	272,580
Nokia Oyj, 5.00%, 10/26/17 (e)	EUR	100	325,217

			1,243,403
Computer Services — 0.3%
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD	210	222,337
6.63%, 11/01/19		215	225,750

			448,087
Construction & Engineering — 0.7%
Aguila 3 SA, 7.88%, 1/31/18 (b)		550	583,000
Astaldi SpA, 7.13%, 12/01/20	EUR	100	146,341
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)	USD	312	317,070
Texas Industries, Inc., 9.25%, 8/15/20		123	136,991

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Construction & Engineering (concluded)
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (b)	USD	84	$81,060

			1,264,462
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.:
7.38%, 10/15/17	EUR	100	147,379
5.00%, 11/15/22		120	164,259
Berry Plastics Corp., 9.75%, 1/15/21	USD	70	81,025
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (b)		261	266,220
6.00%, 6/15/17 (b)		218	220,725
Crown Americas LLC/Crown Americas Capital Corp.:
III, 6.25%, 2/01/21		183	198,555
IV, 4.50%, 1/15/23		90	84,150
Greif, Inc., 7.75%, 8/01/19		69	78,315
OI European Group BV, 4.88%, 3/31/21	EUR	107	154,192
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.13%, 4/15/19	USD	125	133,125
9.00%, 4/15/19		200	214,500
7.88%, 8/15/19		920	1,016,600
9.88%, 8/15/19		200	222,500
6.88%, 2/15/21		145	156,237
8.25%, 2/15/21		500	533,750
5.75%, 10/15/20		523	533,460
Sealed Air Corp., 6.50%, 12/01/20 (b)		125	134,375
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)		72	81,720

			4,421,087
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17		25	26,813
Diversified Financial Services — 2.5%
Air Lease Corp., 4.50%, 1/15/16		310	328,213
Ally Financial, Inc.:
8.00%, 3/15/20		398	477,103
7.50%, 9/15/20		25	29,125
8.00%, 11/01/31 (f)		884	1,057,485
8.00%, 11/01/31		291	346,290
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75%, 2/15/18 (b)		125	132,187
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012-1, Class A, 5.13%, 11/30/24 (b)		516	523,972
EC Finance PLC, 9.75%, 8/01/17	EUR	123	184,393
General Motors Financial Co., Inc.:
6.75%, 6/01/18	USD	183	208,620
4.25%, 5/15/23 (b)		171	162,664
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		460	478,400
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	208,000
Springleaf Finance Corp.:
7.75%, 10/01/21		17	18,360
8.25%, 10/01/23		32	34,640

			4,189,452
Diversified Telecommunication Services — 4.1%
Avaya, Inc., 7.00%, 4/01/19 (b)		100	98,000
Broadview Networks Holdings, Inc., 10.50%, 11/15/17		213	210,375
CenturyLink, Inc., 5.63%, 4/01/20		169	171,957
CommScope Holding Co., Inc., 6.63% (6.63% Cash or 7.38% PIK), 6/01/20 (b)(d)		245	254,800

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (concluded)
Consolidated Communications Finance Co., 10.88%, 6/01/20	USD	175	$201,687
Intelsat Jackson Holdings SA, 5.50%, 8/01/23 (b)		140	133,175
Intelsat Luxembourg SA, 6.75%, 6/01/18 (b)		485	515,313
Level 3 Communications, Inc.:
7.00%, 3/15/15 (e)		260	354,250
8.88%, 6/01/19		170	185,725
Level 3 Financing, Inc.:
8.13%, 7/01/19		628	687,660
7.00%, 6/01/20		221	234,260
8.63%, 7/15/20		265	296,800
6.13%, 1/15/21 (b)		435	439,350
Telecom Italia Finance SA, 6.13%, 11/15/16 (e)	EUR	200	287,055
Telecom Italia SpA:
6.38%, 6/24/19	GBP	150	259,422
4.88%, 9/25/20	EUR	100	141,091
5.88%, 5/19/23	GBP	200	317,565
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	200	291,116
6.75%, 8/15/24		210	307,171
TW Telecom Holdings, Inc., 5.38%, 10/01/22	USD	155	152,287
Verizon Communications, Inc., 5.15%, 9/15/23		725	778,427
Windstream Corp.:
7.75%, 10/15/20		115	122,044
7.75%, 10/01/21		145	153,700
Ziggo BV, 3.63%, 3/27/20	EUR	242	332,921
Ziggo Finance BV, 6.13%, 11/15/17		50	71,120

			6,997,271
Electric Utilities — 2.2%
DPL, Inc.:
6.50%, 10/15/16	USD	83	89,847
7.25%, 10/15/21		132	133,650
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (b)		74	76,590
10.00%, 12/01/20		1,012	1,075,250
10.00%, 12/01/20 (b)		622	659,320
12.25%, 3/01/22 (b)		655	769,625
11.25% (11.25% Cash or 12.25% PIK), 12/01/18 (b)(d)		455	316,229
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (b)		144	136,208
Texas Competitive Electric Holdings Co. LLC, 10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (d)		6,580	394,800

			3,651,519
Electrical Equipment — 0.3%
General Cable Corp., 6.50%, 10/01/22 (b)		270	264,600
GrafTech International Ltd., 6.38%, 11/15/20		153	156,825
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	105	147,771

			569,196
Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc., 5.50%, 4/15/23		100	133,787
Energy Equipment & Services — 1.6%
Atwood Oceanics, Inc., 6.50%, 2/01/20	USD	247	263,673
Cie Generale de Geophysique - Veritas, 7.75%, 5/15/17		390	401,700
Gulfmark Offshore, Inc., 6.38%, 3/15/22		80	80,600
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20		102	105,315
Key Energy Services, Inc., 6.75%, 3/01/21		75	76,875

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Energy Equipment & Services (concluded)
Offshore Group Investment Ltd., 7.13%, 4/01/23	USD	299	$304,980
Oil States International, Inc.:
6.50%, 6/01/19		341	362,739
5.13%, 1/15/23		58	65,395
Pacific Drilling SA, 5.38%, 6/01/20 (b)		210	211,050
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		300	319,500
Seadrill Ltd., 5.63%, 9/15/17 (b)		474	490,590

			2,682,417
Food & Staples Retailing — 0.8%
Brakes Capital, 7.13%, 12/15/18	GBP	100	165,182
Co-operative Group Holdings:
6.88%, 7/08/20 (g)		100	169,741
7.50%, 7/08/26 (g)		100	169,322
Findus Bondco SA:
9.13%, 7/01/18	EUR	100	151,328
9.50%, 7/01/18	GBP	100	181,741
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 4.88%, 5/01/21 (b)	USD	203	191,835
Rite Aid Corp.:
9.25%, 3/15/20		100	114,750
6.75%, 6/15/21		123	128,996

			1,272,895
Food Products — 0.7%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	205	362,386
8.75%, 6/15/20		100	180,503
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (b)	USD	7	6,773
JBS Investments GmbH, 7.75%, 10/28/20 (b)		200	202,000
Sun Merger Sub, Inc.:
5.25%, 8/01/18 (b)		303	317,393
5.88%, 8/01/21 (b)		61	62,525

			1,131,580
Health Care Equipment & Supplies — 1.1%
Alere, Inc.:
7.25%, 7/01/18		205	225,244
8.63%, 10/01/18		146	157,680
6.50%, 6/15/20		48	49,080
Biomet, Inc.:
6.50%, 8/01/20		186	195,300
6.50%, 10/01/20		167	172,010
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)		200	224,750
DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18		114	125,115
Hologic, Inc., 6.25%, 8/01/20		254	267,970
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19		233	262,125
Ontex IV SA, 9.00%, 4/15/19	EUR	100	149,264

			1,828,538
Health Care Providers & Services — 3.1%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.:
7.75%, 2/15/19	USD	285	306,375
6.00%, 10/15/21 (b)		159	161,783
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		41	42,333
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22		148	149,850
Fresenius Medical Care US Finance, Inc., 6.88%, 7/15/17		230	261,050

Corporate Bonds	Par (000)		Value
Health Care Providers & Services (concluded)
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)	USD	540	$596,700
HCA, Inc.:
6.50%, 2/15/20		519	570,251
5.88%, 3/15/22		78	80,535
5.88%, 5/01/23		53	52,337
LifePoint Hospitals, Inc., 5.50%, 12/01/21 (b)		122	122,457
Priory Group No. 3 PLC, 7.00%, 2/15/18	GBP	194	338,122
Symbion, Inc., 8.00%, 6/15/16	USD	180	190,800
Teleflex, Inc., 6.88%, 6/01/19		155	162,750
Tenet Healthcare Corp.:
6.25%, 11/01/18		351	388,733
8.00%, 8/01/20		396	430,155
6.00%, 10/01/20 (b)		170	177,437
4.50%, 4/01/21		228	216,030
4.38%, 10/01/21		57	53,580
8.13%, 4/01/22		530	571,075
Truven Health Analytics, Inc., 10.63%, 6/01/20		180	203,625
Voyage Care BondCo PLC, 6.50%, 8/01/18	GBP	100	170,481

			5,246,459
Hotels, Restaurants & Leisure — 2.6%
Brunswick Corp., 4.63%, 5/15/21 (b)	USD	140	133,700
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	200	291,649
Diamond Resorts Corp., 12.00%, 8/15/18	USD	506	559,130
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	200	356,700
HRP Myrtle Beach Operations LLC/HRP Myrtle Beach Capital Corp., 0.00%, 4/01/12 (a)(b)(h)	USD	750	—
Intralot Finance Luxembourg SA, 9.75%, 8/15/18	EUR	215	323,506
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	15	16,238
5.88%, 3/15/21		67	65,827
MGM Resorts International:
7.50%, 6/01/16		32	35,840
7.63%, 1/15/17		41	46,638
8.63%, 2/01/19		10	11,725
6.75%, 10/01/20		32	34,240
6.63%, 12/15/21		30	31,725
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		440	454,300
PNK Finance Corp., 6.38%, 8/01/21 (b)		201	205,523
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		341	333,327
Snai SpA, 7.63%, 6/15/18	EUR	100	137,571
Station Casinos LLC, 7.50%, 3/01/21	USD	313	333,345
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19		475	475,000
Travelport LLC/Travelport Holdings, Inc.:
6.39%, 3/01/16 (b)(i)		73	73,372
11.88%, 9/01/16 (b)		16	16,275
11.34% (11.34% Cash or 13.88% PIK), 3/01/16 (b)(d)		226	239,909
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/14 (b)		224	40,314
Wynn Macau Ltd., 5.25%, 10/15/21 (b)		205	205,256

			4,421,110
Household Durables — 1.9%
Allegion US Holding Co., Inc., 5.75%, 10/01/21 (b)		179	186,160
Beazer Homes USA, Inc.:
7.50%, 9/15/21 (b)		216	223,560
6.63%, 4/15/18		210	225,225
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		225	233,437

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Household Durables (concluded)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)	USD	138	$138,690
D.R. Horton, Inc., 4.38%, 9/15/22		75	69,937
Jarden Corp., 7.50%, 5/01/17		75	86,813
K. Hovnanian Enterprises, Inc.:
7.25%, 10/15/20 (b)		318	341,453
9.13%, 11/15/20 (b)		40	43,900
KB Home:
7.00%, 12/15/21		157	163,673
7.50%, 9/15/22		56	58,940
Magnolia BC SA, 9.00%, 8/01/20	EUR	200	288,073
PulteGroup, Inc., 6.38%, 5/15/33	USD	30	27,150
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19		545	603,587
Standard Pacific Corp., 8.38%, 1/15/21		340	396,100
William Lyon Homes, Inc., 8.50%, 11/15/20		110	119,075

			3,205,773
Household Products — 0.2%
Libbey Glass, Inc., 6.88%, 5/15/20		45	48,600
Spectrum Brands Escrow Corp., 6.38%, 11/15/20 (b)		305	325,587

			374,187
Independent Power Producers & Energy Traders — 0.7%
Calpine Corp.:
7.50%, 2/15/21 (b)		29	31,646
6.00%, 1/15/22 (b)		76	77,900
5.88%, 1/15/24 (b)		225	219,937
GenOn REMA LLC, 9.24%, 7/02/17		32	33,259
Mirant Mid Atlantic Pass-Through Trust:
Series B, 9.13%, 6/30/17		124	133,195
Series C, 10.06%, 12/30/28		102	113,810
NRG Energy, Inc.:
7.63%, 1/15/18		232	264,480
8.25%, 9/01/20		235	260,263
6.63%, 3/15/23		24	24,180

			1,158,670
Insurance — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		236	247,800
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)		95	101,175
Galaxy Bidco Ltd., 6.38%, 11/15/20	GBP	100	166,341
Hockey Merger Sub 2, Inc., 7.88%, 10/01/21 (b)	USD	81	83,227
MGIC Investment Corp., 2.00%, 4/01/20 (e)		26	35,880
Radian Group, Inc.:
3.00%, 11/15/17 (e)		31	43,981
2.25%, 3/01/19 (e)		72	105,570

			783,974
Internet Software & Services — 0.7%
Adria Bidco BV, 7.88%, 11/15/20	EUR	100	138,533
IAC/InterActiveCorp, 4.88%, 11/30/18 (b)	USD	117	119,633
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20		315	344,925
10.13%, 7/01/20		497	572,793

			1,175,884
IT Services — 0.8%
APX Group, Inc.:
6.38%, 12/01/19		733	743,995
8.75%, 12/01/20		524	534,480

			1,278,475

Corporate Bonds	Par (000)		Value
Life Sciences Tools & Services — 0.2%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	USD	370	$416,250
Machinery — 0.5%
DH Services Luxembourg S.a.r.l, 7.75%, 12/15/20 (b)		51	54,187
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (b)		355	382,513
The Manitowoc Co., Inc., 5.88%, 10/15/22		185	186,850
Terex Corp., 6.00%, 5/15/21		190	196,413

			819,963
Media — 5.7%
AMC Networks, Inc.:
7.75%, 7/15/21		305	343,125
4.75%, 12/15/22		58	55,245
Cablevision Systems Corp., 5.88%, 9/15/22		275	263,313
Catalina Marketing Corp., 11.63%, 10/01/17 (b)(g)		268	278,486
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		230	214,763
5.13%, 2/15/23		210	194,775
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(b)(h)		230	184,287
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		220	206,250
Clear Channel Communications, Inc.:
9.00%, 12/15/19		191	194,820
9.00%, 3/01/21		535	540,350
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		241	244,314
Series B, 7.63%, 3/15/20		183	192,379
Series B, 6.50%, 11/15/22		417	425,861
DISH DBS Corp.:
4.25%, 4/01/18		275	280,500
5.13%, 5/01/20		316	316,790
5.88%, 7/15/22		385	385,000
5.00%, 3/15/23		35	32,638
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		80	84,600
Gannett Co., Inc.:
5.13%, 10/15/19 (b)		88	91,520
5.13%, 7/15/20 (b)		57	57,713
6.38%, 10/15/23 (b)		133	137,655
Gray Television, Inc., 7.50%, 10/01/20		185	196,563
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (b)		170	188,275
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		69	74,865
Lynx I Corp., 6.00%, 4/15/21	GBP	540	918,808
MDC Partners, Inc., 6.75%, 4/01/20 (b)	USD	138	144,383
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		125	125,937
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		213	222,585
Nexstar Broadcasting, Inc., 6.88%, 11/15/20		92	98,440
Nielsen Finance LLC/Nielsen Finance Co., 4.50%, 10/01/20		290	282,025
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (b)		82	84,870
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		130	131,300
Regal Entertainment Group, 5.75%, 2/01/25		48	45,240
Sirius XM Holdings, Inc., 5.25%, 8/15/22 (b)		33	33,330
Sirius XM Radio, Inc.:
5.88%, 10/01/20 (b)		132	134,640
4.63%, 5/15/23 (b)		87	78,735

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media (concluded)
Time Warner Cable, Inc.:
6.55%, 5/01/37	USD	40	$37,014
6.75%, 6/15/39		264	248,609
5.88%, 11/15/40		60	51,903
Unitymedia Hessen GmbH & Co. KG, 7.50%, 3/15/19		680	739,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (b)		200	194,000
Univision Communications, Inc.:
8.50%, 5/15/21 (b)		214	235,400
6.75%, 9/15/22 (b)		44	48,180
5.13%, 5/15/23 (b)		226	225,717
WMG Acquisition Corp., 11.50%, 10/01/18		398	457,700

			9,722,403
Metals & Mining — 2.9%
ArcelorMittal:
9.50%, 2/15/15		184	199,870
4.25%, 2/25/15		108	110,970
5.00%, 2/25/17		204	218,790
6.13%, 6/01/18		582	638,745
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	130	186,890
Global Brass & Copper, Inc., 9.50%, 6/01/19	USD	155	176,700
Kaiser Aluminum Corp., 8.25%, 6/01/20		115	129,950
Newmont Mining Corp., 1.25%, 7/15/14 (e)		195	194,878
Novelis, Inc., 8.75%, 12/15/20		1,263	1,405,087
S&B Minerals Finance SCA, 9.25%, 8/15/20	EUR	120	179,942
Steel Dynamics, Inc.:
6.38%, 8/15/22	USD	125	135,000
5.25%, 4/15/23		108	108,000
Taseko Mines Ltd., 7.75%, 4/15/19		250	252,500
Vedanta Resources PLC, 8.25%, 6/07/21 (b)		200	200,750
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		805	847,263

			4,985,335
Multiline Retail — 0.0%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.00% (9.00% Cash or 9.75% PIK), 2/15/18 (b)(d)		10	10,250
Oil, Gas & Consumable Fuels — 10.0%
Access Midstream Partners LP/ACMP Finance Corp.:
6.13%, 7/15/22		225	240,750
4.88%, 5/15/23		172	165,980
Alpha Natural Resources, Inc.:
4.88%, 12/15/20 (e)		100	107,875
6.25%, 6/01/21		49	41,895
Antero Resources Finance Corp., 5.38%, 11/01/21 (b)		200	202,000
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (b)		99	103,950
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.88%, 8/01/23 (b)		104	99,060
Aurora USA Oil & Gas, Inc.:
9.88%, 2/15/17 (b)		348	373,230
7.50%, 4/01/20 (b)		51	52,530
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		242	253,495
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		120	122,400
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18		140	151,550
7.50%, 9/15/20		152	166,440
Chaparral Energy, Inc., 7.63%, 11/15/22		115	123,050
Chesapeake Energy Corp.:
6.63%, 8/15/20		355	396,713
6.88%, 11/15/20		90	101,700
6.13%, 2/15/21		138	148,005

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
5.75%, 3/15/23	USD	257	$264,710
Chesapeake Midstream Partners LP/CHKM Finance Corp., 5.88%, 4/15/21		298	317,370
Concho Resources, Inc.:
6.50%, 1/15/22		260	281,450
5.50%, 10/01/22		188	194,110
5.50%, 4/01/23		135	139,050
CONSOL Energy, Inc., 8.25%, 4/01/20		65	70,363
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.13%, 3/01/22 (b)		122	125,050
Crosstex Energy LP/Crosstex Energy Finance Corp., 8.88%, 2/15/18		80	84,100
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		178	184,230
Denbury Resources, Inc., 4.63%, 7/15/23		115	103,787
Diamondback Energy, Inc., 7.63%, 10/01/21 (b)		267	281,685
Drill Rigs Holdings, Inc., 6.50%, 10/01/17 (b)		373	402,840
El Paso Corp., 7.25%, 6/01/18		110	125,580
El Paso LLC, 7.75%, 1/15/32		350	355,269
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17		140	155,750
7.75%, 6/15/19		180	193,050
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 5/01/20		100	115,375
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		75	80,719
Genesis Energy LP/Genesis Energy Finance Corp., 5.75%, 2/15/21		27	27,304
Halcon Resources Corp.:
9.75%, 7/15/20 (b)		32	33,320
8.88%, 5/15/21		224	226,240
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (b)		43	46,117
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21 (b)		185	200,725
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20		80	83,600
IVG Finance BV, 1.75%, 3/29/17 (e)	EUR	100	112,313
Kinder Morgan, Inc., 5.00%, 2/15/21 (b)	USD	154	151,688
Kodiak Oil & Gas Corp.:
8.13%, 12/01/19		357	396,270
5.50%, 2/01/22		101	100,495
Laredo Petroleum, Inc.:
9.50%, 2/15/19		275	307,313
7.38%, 5/01/22		155	168,175
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)		78	75,465
Linn Energy LLC/Linn Energy Finance Corp.:
7.00%, 11/01/19 (b)		39	39,390
8.63%, 4/15/20		214	231,120
7.75%, 2/01/21		30	31,725
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
6.25%, 6/15/22		229	242,167
4.50%, 7/15/23		313	293,437
MEG Energy Corp.:
6.50%, 3/15/21 (b)		20	21,050
7.00%, 3/31/24 (b)		580	587,250
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		104	106,860
Newfield Exploration Co., 5.63%, 7/01/24		84	83,580
Northern Oil and Gas, Inc., 8.00%, 6/01/20		141	147,697
Oasis Petroleum, Inc.:
7.25%, 2/01/19		120	129,000
6.50%, 11/01/21		150	160,500

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
6.88%, 3/15/22 (b)	USD	178	$188,680
6.88%, 1/15/23		85	90,525
Offshore Group Investment Ltd., 7.50%, 11/01/19		248	269,700
Parker Drilling Co., 7.50%, 8/01/20 (b)		195	204,750
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		47	50,995
Peabody Energy Corp.:
6.00%, 11/15/18		156	166,140
6.25%, 11/15/21		151	152,510
7.88%, 11/01/26		225	228,375
4.75%, 12/15/66 (e)		188	148,637
Penn Virginia Corp., 8.50%, 5/01/20		100	107,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.38%, 6/01/20		186	205,065
Precision Drilling Corp.:
6.63%, 11/15/20		40	42,700
6.50%, 12/15/21		15	15,975
QEP Resources, Inc.:
5.38%, 10/01/22		171	164,587
5.25%, 5/01/23		91	85,313
Range Resources Corp.:
6.75%, 8/01/20		52	56,290
5.75%, 6/01/21		12	12,720
5.00%, 8/15/22		37	36,353
5.00%, 3/15/23		88	86,020
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.75%, 9/01/20		75	77,437
4.50%, 11/01/23		347	315,770
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (b)		46	48,415
Rosetta Resources, Inc.:
5.63%, 5/01/21		177	176,557
5.88%, 6/01/22		211	209,417
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21 (b)		304	297,160
6.25%, 3/15/22 (b)		350	347,375
5.63%, 4/15/23 (b)		179	167,365
Sabine Pass LNG LP:
7.50%, 11/30/16		385	435,050
6.50%, 11/01/20		125	129,687
SandRidge Energy, Inc.:
8.75%, 1/15/20		218	234,895
7.50%, 2/15/23		105	106,575
Seven Generations Energy Ltd., 8.25%, 5/15/20 (b)		183	197,640
SM Energy Co.:
6.63%, 2/15/19		177	188,063
6.50%, 11/15/21		275	291,500
6.50%, 1/01/23		53	55,584
5.00%, 1/15/24 (b)		200	190,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (b)		137	143,165
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20		43	43,967
Ultra Petroleum Corp., 5.75%, 12/15/18 (b)		162	166,455
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20		140	147,000
Whiting Petroleum Corp.:
6.50%, 10/01/18		75	79,687
5.00%, 3/15/19		288	294,480

			16,984,491

Corporate Bonds	Par (000)		Value
Paper & Forest Products — 0.7%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	USD	247	$265,525
Cascades, Inc., 7.75%, 12/15/17		265	276,263
Clearwater Paper Corp., 4.50%, 2/01/23		131	117,900
NewPage Corp., 11.38%, 12/31/14 (a)(h)		846	—
PH Glatfelter Co., 5.38%, 10/15/20		115	117,875
Sappi Papier Holding GmbH:
8.38%, 6/15/19 (b)		200	219,500
6.63%, 4/15/21 (b)		75	73,875
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		140	144,900

			1,215,838
Pharmaceuticals — 1.4%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (b)(d)		75	76,406
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		111	112,943
Endo Finance Co., 5.75%, 1/15/22 (b)		221	222,105
Forest Laboratories, Inc., 5.00%, 12/15/21 (b)		165	165,619
Omnicare, Inc., 3.75%, 4/01/42 (e)		152	229,520
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20		192	198,480
Pinnacle Merger Sub, Inc., 9.50%, 10/01/23 (b)		68	72,420
Salix Pharmaceuticals Ltd., 6.00%, 1/15/21 (b)		71	72,775
Valeant Pharmaceuticals International:
6.50%, 7/15/16 (b)		32	33,040
6.75%, 8/15/18 (b)		575	631,781
6.38%, 10/15/20 (b)		144	151,740
7.25%, 7/15/22 (b)		55	59,194
Valeant Pharmaceuticals International, Inc., 5.63%, 12/01/21 (b)		217	218,085
VPII Escrow Corp., 7.50%, 7/15/21 (b)		71	77,923

			2,322,031
Professional Services — 0.2%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	200	297,642
Real Estate Investment Trusts (REITs) — 0.7%
DuPont Fabros Technology LP, 5.88%, 9/15/21	USD	75	77,437
Felcor Lodging LP:
6.75%, 6/01/19		95	101,175
5.63%, 3/01/23		94	91,650
The Geo Group, Inc., 5.88%, 1/15/22 (b)		155	153,837
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (b)		92	94,070
4.88%, 11/01/20 (b)		259	259,000
Host Hotels & Resorts LP, 2.50%, 10/15/29 (b)(e)		60	90,825
iStar Financial, Inc.:
3.00%, 11/15/16 (e)		150	204,750
4.88%, 7/01/18		140	139,475

			1,212,219
Real Estate Management & Development — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)		122	120,475
The Howard Hughes Corp., 6.88%, 10/01/21 (b)		139	144,560
Realogy Group LLC:
7.88%, 2/15/19 (b)		322	353,395
7.63%, 1/15/20 (b)		80	89,800
9.00%, 1/15/20 (b)		143	166,595
Realogy Group LLC/The Sunshine Group Florida Ltd., 3.38%, 5/01/16 (b)		292	294,190
RPG Byty Sro, 6.75%, 5/01/20	EUR	100	139,290

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Real Estate Management & Development (concluded)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)	USD	139	$135,177
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(h)		95	—
The Unique Pub Finance Co. PLC, 6.54%, 3/30/21	GBP	195	336,290

			1,779,772
Road & Rail — 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.00%, 12/01/17 (b)(i)	USD	61	61,381
The Hertz Corp.:
4.25%, 4/01/18		91	93,275
6.75%, 4/15/19		80	86,200
7.38%, 1/15/21		260	285,350
Jack Cooper Finance Co., 9.25%, 6/01/20 (b)		176	189,640
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		99	98,010

			813,856
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		73	72,453
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (b)		820	826,150
5.75%, 2/15/21 (b)		200	209,000
SunEdison, Inc.:
2.00%, 10/01/18 (b)(e)		56	62,615
2.75%, 1/01/21 (b)(e)		96	107,460

			1,277,678
Software — 3.5%
Activision Blizzard, Inc., 5.63%, 9/15/21 (b)		499	516,465
Audatex North America, Inc., 6.00%, 6/15/21 (b)		245	256,637
BMC Software Finance, Inc., 8.13%, 7/15/21 (b)		190	195,700
Epicor Software Corp., 8.63%, 5/01/19		280	303,800
First Data Corp.:
7.38%, 6/15/19 (b)		656	700,280
8.88%, 8/15/20 (b)		140	154,875
8.25%, 1/15/21 (b)		160	170,200
11.25%, 1/15/21 (b)		10	11,038
12.63%, 1/15/21		14	16,433
10.63%, 6/15/21 (b)		273	295,864
11.75%, 8/15/21 (b)		123	129,765
IMS Health, Inc.:
12.50%, 3/01/18 (b)		680	804,100
6.00%, 11/01/20 (b)		56	59,500
Infor US, Inc., 9.38%, 4/01/19		506	569,250
Interactive Data Corp., 10.25%, 8/01/18		860	942,775
Interface Security Systems Holdings, Inc./Interface Security Systems LLC, 9.25%, 1/15/18 (b)		80	82,800
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		395	386,113
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		276	305,670

			5,901,265
Specialty Retail — 1.8%
Asbury Automotive Group, Inc., 8.38%, 11/15/20		195	219,131
Claire’s Stores, Inc.:
9.00%, 3/15/19 (b)		26	28,210
7.75%, 6/01/20 (b)		412	383,160
CST Brands, Inc., 5.00%, 5/01/23		123	118,695
Limited Brands, Inc., 5.63%, 2/15/22		40	40,900
Michaels Stores, Inc., 7.75%, 11/01/18		99	107,415

Corporate Bonds	Par (000)		Value
Specialty Retail (concluded)
Neiman Marcus Group Ltd., Inc., 8.00%, 10/15/21 (b)	USD	668	$698,060
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00% (8.00% Cash or 8.75% PIK), 6/15/18 (b)(d)		93	95,326
Party City Holdings, Inc., 8.88%, 8/01/20		184	206,080
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75% (8.75% Cash or 9.50% PIK), 8/15/19 (b)(d)		85	87,231
Penske Automotive Group, Inc., 5.75%, 10/01/22		246	251,535
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19		25	27,625
5.75%, 6/01/22		137	142,480
5.50%, 11/01/23		131	130,017
Sonic Automotive, Inc., 5.00%, 5/15/23		42	39,375
United Rentals North America, Inc., 8.25%, 2/01/21		378	426,195

			3,001,435
Textiles, Apparel & Luxury Goods — 0.4%
Levi Strauss & Co., 6.88%, 5/01/22		60	66,000
New Look Bondco I PLC, 8.75%, 5/14/18	GBP	100	174,828
Quiksilver, Inc./QS Wholesale, Inc., 7.88%, 8/01/18 (b)	USD	45	48,825
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25%, 6/01/21 (b)		183	184,601
The William Carter Co., 5.25%, 8/15/21 (b)		217	220,255

			694,509
Thrifts & Mortgage Finance — 0.1%
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		110	111,100
Trading Companies & Distributors — 1.2%
Aircastle Ltd.:
6.75%, 4/15/17		175	195,125
6.25%, 12/01/19		114	122,123
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (b)		245	246,225
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)		528	562,980
H&E Equipment Services, Inc., 7.00%, 9/01/22		230	250,700
Rexel SA, 5.13%, 6/15/20	EUR	138	199,814
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	110	121,963
7.63%, 4/15/22		265	294,481

			1,993,411
Transportation Infrastructure — 0.2%
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	211	307,545
Wireless Telecommunication Services — 4.1%
Digicel Group Ltd., 8.25%, 9/30/20 (b)	USD	290	300,513
Digicel Ltd., 6.00%, 4/15/21 (b)		1,275	1,230,375
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		224	218,400
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		835	1,006,175
7.00%, 3/01/20 (b)		939	1,046,985
Sprint Corp.:
7.88%, 9/15/23 (b)		1,310	1,408,250
7.13%, 6/15/24 (b)		555	563,325
T-Mobile USA, Inc.:
6.63%, 4/28/21		545	573,613
6.13%, 1/15/22		110	111,925
6.73%, 4/28/22		250	260,625

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services (concluded)
6.50%, 1/15/24	USD	200	$202,500

			6,922,686
Total Corporate Bonds — 77.0%			130,400,052

Floating Rate Loan Interests (i)
Aerospace & Defense — 0.4%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		769	749,335
Airlines — 0.3%
American Airlines:
Term Loan, 0.00%, 12/31/49 (c)		165	156,750
Term Loan, 0.00%, 12/31/49 (c)		110	104,500
AWAS Finance Luxembourg SA (FKA AWAS Finance Luxembourg S.à.r.l.), Loan, 3.50%, 6/10/16		179	179,505

			440,755
Auto Components — 0.3%
Federal-Mogul Corp.:
Tranche B Term Loan, 2.11%, 12/29/14		346	341,453
Tranche C Term Loan, 2.11%, 12/28/15		167	165,019

			506,472
Building Products — 0.2%
Capital Safety North America Holdings, Inc. (FKA Hupah Finance, Inc.), Initial Term Loan, 4.50%, 1/21/19		388	388,602
Capital Markets — 0.2%
Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%, 7/30/20		214	214,437
KCG Holdings, Inc., Term Loan, 5.75%, 12/05/17		81	81,363

			295,800
Chemicals — 0.4%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		555	530,826
Axalta Coating Systems Dutch Holding B BV & Axalta Coating Systems U.S. Holdings, Inc. (FKA Flash Dutch 2 BV), Initial Term B Loan, 4.75%, 2/01/20		25	24,968
OXEA Finance & Cy SCA (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 6/05/20		150	152,532

			708,326
Commercial Services & Supplies — 0.5%
Coinmach Service Corp., Term Loan B, 4.25%, 11/14/19		145	145,906
HD Supply, Inc., Term Loan, 4.50%, 10/12/17		467	470,882
The ServiceMaster Co., Tranche C Term Loan, 4.25%, 1/31/17		30	29,618
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		135	135,252
TWCC Holding Corp., Term Loan (Second Lien), 7.00%, 12/11/20		110	112,957

			894,615
Communications Equipment — 0.6%
Alcatel-Lucent USA, Inc., U.S. Term Loan, 5.75%, 1/30/19		982	985,186
Computers & Peripherals — 0.2%
CDW LLC (FKA CDW Corp.), Term Loan, 3.50%, 4/29/20		279	278,149

Floating Rate Loan Interests (i)	Par (000)		Value
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/18/20	USD	201	$202,217
Containers & Packaging — 0.1%
Ardagh Hdgs USA, Inc., Term Loan B, 4.75%, 12/05/19		105	105,525
Tekni-Plex, Inc., Term Loan B, 5.50% - 6.50%, 8/31/19		139	139,300

			244,825
Diversified Telecommunication Services — 0.0%
Avaya, Inc., Term B-5 Loan, 8.00%, 3/31/18		27	27,115
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		70	70,482

			97,597
Electric Utilities — 0.1%
Sandy Creek Energy Associates L.P., Term Loan, 5.00%, 11/04/20		125	124,861
Energy Equipment & Services — 0.2%
Offshore Group Investment Ltd. (Vantage Delaware Holdings LLC):
Second Term Loan, 5.75%, 3/28/19		144	145,361
Term Loan, 5.00%, 10/25/17		167	167,664

			313,025
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/31/20		110	112,063
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		60	61,406

			173,469
Food Products — 0.1%
AdvancePierre Foods, Inc., Term Loan (First Lien), 5.75%, 7/10/17		114	112,285
Health Care Providers & Services — 0.2%
LHP Operations Co. LLC, Term Loan, 9.00%, 7/03/18		128	123,671
Truven Health Analytics, Inc. (Reuters (Healthcare), Inc.), New Tranche B Term Loan, 4.50%, 6/06/19		192	191,846

			315,517
Hotels, Restaurants & Leisure — 3.0%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		2,875	2,857,031
Hilton Worldwide Finance LLC, Initial Term Loan, 3.75%, 10/26/20		1,208	1,217,007
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/11/20		340	339,541
MGM Resorts International (MGM Grand Detroit LLC), Term Loan B, 3.50%, 12/20/19		108	107,849
Station Casinos LLC, B Term Loan, 5.00%, 3/02/20		288	290,703
Travelport LLC (FKA Travelport, Inc.):
Tranche 1 Loan, 9.50%, 1/31/16		85	88,266
Tranche 2 Loan, 4.00% (4.00% Cash or 4.38% PIK), 12/01/16 (d)		215	219,158

			5,119,555
Insurance — 0.1%
Alliant Holdings I LLC, Initial Term Loan, 5.00%, 12/20/19		183	183,608
Internet Software & Services — 0.4%
Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 4.00%, 7/02/19		702	702,293

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (i)	Par (000)		Value
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Initial Term Loan, 7.25%, 12/14/18	USD	109	$109,626
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC), 2013 Term Loan, 4.00%, 12/05/18		152	152,614

			262,240
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		192	191,776
INA Beteiligungsgesellschaft Mit Beschrankter Haftung (FKA Schaeffler AG), Facility C, 4.25%, 1/27/17		85	85,602
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 4/01/18		172	172,335

			449,713
Media — 0.8%
Cengage Learning Acquisitions, Inc. (Thomson Learning), Original Term Loan, 4.75%, 7/03/14		49	38,204
Clear Channel Communications, Inc.:
Tranche B Term Loan, 3.81%, 1/29/16		64	61,542
Tranche C Term Loan, 3.81%, 1/29/16		39	37,109
Tranche D Term Loan, 6.92%, 1/30/19		703	670,957
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.), Term Loan B, 4.25%, 6/29/18		94	94,058
Tribune Co., Term Loan B, 4.00%, 11/05/20		300	298,125
Virgin Media Investment Holdings Ltd., B Facility, 3.50%, 6/08/20		170	170,255

			1,370,250
Metals & Mining — 0.4%
Constellium Holdco BV (Constellium France SAS), Initial Dollar Term Loan, 6.00%, 3/25/20		124	127,009
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Loan, 4.25%, 6/28/19		550	557,046

			684,055
Oil, Gas & Consumable Fuels — 0.5%
American Energy — Utica LLC, Term Loan, 11.00%, 9/09/18		308	307,802
Chesapeake Energy Corp., Loan, 5.75%, 12/02/17		250	255,000
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15		253	255,675

			818,477
Pharmaceuticals — 0.2%
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Term Borrowing, 6.50%, 12/31/17		135	136,856
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Consolidated Term Loan, 7.50%, 8/04/16		136	134,460

			271,316
Professional Services — 0.1%
Interactive Data Corp., Refinanced Term Loan, 3.75%, 2/11/18		208	208,439
Real Estate Management & Development — 0.2%
Realogy Corp.:
Extended Synthetic Commitment, 0.02% - 4.40%, 10/10/16		27	27,119

Floating Rate Loan Interests (i)	Par (000)			Value
Real Estate Management & Development (concluded)
Initial Term B Loan, 4.50%, 3/05/20	USD	243		$245,670

				272,789
Software — 0.4%
First Data Corp., 2018 Dollar Term Loan, 4.16%, 3/23/18		330		330,228
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/23/20		275		283,937

				614,165
Specialty Retail — 0.2%
The Neiman Marcus Group, Inc., Term Loan,, 5.00%, 10/16/20		270		273,113
Total Floating Rate Loan Interests — 10.7%				18,061,049

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (b)(i)		442		444,504

Other Interests (j)		Beneficial Interest (000)
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (a)		—	(k)	310,275

Preferred Securities
Capital Trusts		Par (000)
Chemicals — 0.2%
Solvay Finance SA, 4.20% (i)(l)		190		268,212
Commercial Banks — 0.5%
Barclays PLC, 8.00% (i)(l)		600		831,275
Citigroup, Inc., 5.35% (i)(l)		110		96,580

				927,855
Diversified Financial Services — 0.1%
Bank of America Corp., 5.20% (i)(l)		203		178,640
JPMorgan Chase & Co., Series Q, 5.15% (i)(l)		90		80,775

				259,415
Total Capital Trusts — 0.8%				1,455,482

Preferred Stocks		Shares
Auto Components — 0.8%
Dana Holding Corp., 4.00% (e)		7,400		1,221,925
The Goodyear Tire & Rubber Co., 5.88%		3,030		202,556

				1,424,481
Commercial Banks — 0.5%
Citigroup, Inc., 6.88%		15,000		380,100
Citigroup, Inc., 7.13%		15,000		389,100

				769,200

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Preferred Securities	Shares	Value
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., 5.75%	274	$308,250
Total Preferred Stocks — 1.5%		2,501,931

Trust Preferreds
Diversified Financial Services — 1.3%
GMAC Capital Trust I, 8.13%, 2/15/40 (i)	80,970	2,165,138
Total Preferred Securities — 3.6%		6,122,551
Total Long-Term Investments (Cost — $161,239,208) — 98.5%		166,685,863

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (m)(n)	2,462,880	$2,462,880
Total Short-Term Securities (Cost — $2,462,880) — 1.4%		2,462,880
Total Investments (Cost — $163,702,088) — 99.9%		169,148,743
Other Assets Less Liabilities — 0.1%		108,618

Net Assets — 100.0%		$169,257,361

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Convertible security.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Variable rate security. Rate shown is as of report date.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Amount is less than $500.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,190,583	(2,727,703)	2,462,880	$913

(n)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(30)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2014	USD	2,761,500	$(66,304)

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,560,744	EUR	5,599,000	Barclays Bank PLC	1/22/14	$(141,712)
USD	325,009	EUR	240,000	Citibank N.A.	1/22/14	(5,155)
USD	795,754	EUR	582,000	Citibank N.A.	1/22/14	(4,894)
USD	272,136	EUR	200,000	Royal Bank of Canada	1/22/14	(3,001)
GBP	109,000	USD	175,945	Citibank N.A.	1/23/14	4,526
USD	233,666	CAD	242,000	Barclays Bank PLC	1/23/14	5,980
USD	160,879	GBP	100,000	Bank of America N.A.	1/23/14	(4,691)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,346,462	GBP	2,693,000	Barclays Bank PLC	1/23/14	$(112,327)
USD	157,950	GBP	99,012	Citibank N.A.	1/23/14	(5,984)
USD	257,400	GBP	161,000	Deutsche Bank AG	1/23/14	(9,167)
Total						$(276,425)

•	OTC credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	26	$8,232	$6,795	$1,437
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	26	8,232	7,498	734
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/18	USD	26	8,231	7,614	617
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	105	(10,659)	880	(11,539)
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	60	(6,091)	(938)	(5,153)
Cooper Tire & Rubber Co.	5.00%	Goldman Sachs International	12/20/18	USD	60	(6,091)	150	(6,241)
Total						$1,854	$21,999	$(20,145)

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC+	USD	26	$(3,162)	$(3,425)	$263
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC+	USD	26	(3,162)	(3,421)	259
RadioShack Corp.	5.00%	Deutsche Bank AG	9/20/15	CCC+	USD	26	(3,162)	(2,806)	(356)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	12/20/15	CCC-	USD	86	(22,668)	(10,640)	(12,028)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	145	(38,117)	(35,747)	(2,370)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	40	(10,569)	(8,592)	(1,977)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	33	(10,067)	(5,111)	(4,956)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	194	(59,773)	(29,779)	(29,994)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	181	(55,660)	(35,888)	(19,772)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	60	(18,485)	(12,505)	(5,980)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	60	(18,484)	(12,504)	(5,980)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	43	(13,067)	(8,058)	(5,009)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	25	(7,552)	(4,398)	(3,154)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	298	(101,506)	(64,635)	(36,871)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	230	(78,651)	(49,208)	(29,443)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	120	(40,728)	(26,409)	(14,319)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/16	CCC-	USD	93	(31,787)	(16,825)	(14,962)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

•	OTC credit default swaps – sold protection outstanding as of December 31, 2013 were as follows: (concluded)

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	9/20/16	CCC-	USD	342	$(128,028)	$(69,994)	$(58,034)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	127	(55,926)	(35,763)	(20,163)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	110	(48,607)	(27,544)	(21,063)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	74	(32,545)	(19,654)	(12,891)
Smithfield Foods, Inc.	5.00%	Credit Suisse International	6/20/18	CCC+	USD	84	10,640	9,486	1,154
Total							$(771,066)	$(473,420)	$(297,646)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$9,072,032	$456,686	$1,818,714	$11,347,432
Corporate Bonds	—	129,166,954	1,233,098	130,400,052
Floating Rate Loan Interests	—	16,721,920	1,339,129	18,061,049
Non-Agency Mortgage-Backed Securities	—	—	444,504	444,504
Other Interests	—	—	310,275	310,275
Preferred Securities	4,667,069	1,455,482	—	6,122,551
Short-Term Securities	2,462,880	—	—	2,462,880
Total	$16,201,981	$147,801,042	$5,145,720	$169,148,743

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$4,464	—	$4,464
Foreign currency exchange contracts	—	10,506	—	10,506
Liabilities:
Credit contracts	—	(322,255)	—	(322,255)
Equity contracts	$(66,304)	—	—	(66,304)
Foreign currency exchange contracts	—	(286,931)	—	(286,931)
Total	$(66,304)	$(594,216)	—	$(660,520)

[1]    Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$298,801	—	—	$298,801
Cash pledged for financial futures contracts	148,000	—	—	148,000
Liabilities:
Bank overdraft	—	$(81,104)	—	(81,104)
Total	$446,801	$(81,104)	—	$365,697

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2012	$92,770	$1,210,684	$3,605,473	—	$311,175	$5,220,102
Transfers into Level 3	125	384,115	145,357	—	—	529,597
Transfers out of Level 3	—	(201,875)	(637,486)	—	—	(839,361)
Accrued discounts/premiums	—	—	4,884	$(8)	—	4,876
Net realized gain (loss)	(123,576)	381	(1,895)	—	—	(125,090)
Net change in unrealized appreciation/depreciation[2]	546,853	(381,771)	135,453	(403)	(900)	299,232
Purchases	1,399,303	445,000	937,239	444,915	—	3,226,457
Sales	(96,761)	(223,436)	(2,849,896)	—	—	(3,170,093)
Closing Balance, as of December 31, 2013	$1,818,714	$1,233,098	$1,339,129	$444,504	$310,275	$5,145,720

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $(31,850).

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock High Yield V.I. Fund

Assets
Investments at value — unaffiliated (cost — $161,239,208)	$166,685,863
Investments at value — affiliated (cost — $2,462,880)	2,462,880
Foreign currency at value (cost — $297,106)	298,801
Cash pledged for financial futures contracts	148,000
Interest receivable	2,478,376
Investments sold receivable	1,233,609
Capital shares sold receivable	743,801
Swap premiums paid	32,423
Receivable from Manager	15,638
Unrealized appreciation on foreign currency exchange contracts	10,506
Unrealized appreciation on OTC swaps	4,464
Dividends receivable — unaffiliated	2,225
Dividends receivable — affiliated	88
Prepaid expenses	1,448

Total assets	174,118,122

Liabilities
Bank overdraft	81,104
Investments purchased payable	2,527,004
Income dividends payable	771,587
Swaps premiums received	483,844
Capital shares redeemed payable	142,782
Unrealized depreciation on OTC swaps	322,255
Unrealized depreciation on foreign currency exchange contracts	286,931
Investment advisory fees payable	77,283
Variation margin payable on financial futures contracts	9,375
Officer’s and Directors’ fees payable	4,114
Distribution fees payable	3,780
Other affiliates payable	376
Other accrued expenses payable	150,326

Total liabilities	4,860,761

Net Assets	$169,257,361

Net Assets Consist of
Paid-in capital	$189,382,099
Distributions in excess of net investment income	(388,688)
Accumulated net realized loss	(24,529,736)
Net unrealized appreciation/depreciation	4,793,686

Net Assets	$169,257,361

Net Asset Value
Class I — Based on net assets of $150,690,692 and 19,641,008 shares outstanding, 200 million shares authorized, $0.10 par value	$7.67

Class III — Based on net assets of $18,566,669 and 2,421,672 shares outstanding, 100 million shares authorized, $0.10 par value	$7.67

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Statement of Operations

Year Ended December 31, 2013	BlackRock High Yield V.I. Fund

Investment Income
Interest	$9,607,760
Dividends — unaffiliated	274,597
Dividends — affiliated	913
Foreign taxes withheld	(1,149)

Total income	9,882,121

Expenses
Investment advisory	840,099
Transfer agent	5,046
Transfer agent — Class I	269,498
Transfer agent — Class III	16,225
Professional	74,372
Accounting services	36,382
Distribution — Class III	30,316
Custodian	27,592
Officer and Directors	20,242
Printing	2,251
Registration	393
Miscellaneous	30,314

Total expenses	1,352,730
Less fees waived by Manager	(1,621)
Less transfer agent fees reimbursed — Class I	(184,055)
Less transfer agent fees reimbursed — Class III	(10,366)

Total expenses after fees waived and reimbursed	1,156,688

Net investment income	8,725,433

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,233,865
Financial futures contracts	(679,555)
Swaps	253,258
Foreign currency transactions	(189,145)

5,618,423

Net change in unrealized appreciation/depreciation on:
Investments	657,486
Financial futures contracts	(66,304)
Swaps	(335,881)
Foreign currency translations	(241,864)

13,437

Total realized and unrealized gain	5,631,860

Net Increase in Net Assets Resulting from Operations	$14,357,293

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$8,725,433	$9,651,984
Net realized gain	5,618,423	3,421,505
Net change in unrealized appreciation/depreciation	13,437	7,947,277

Net increase in net assets resulting from operations	14,357,293	21,020,766

Dividends to Shareholders From[1]
Net investment income:
Class I	(8,426,951)	(9,269,575)
Class III	(679,073)	(314,190)

Decrease in net assets resulting from dividends to shareholders	(9,106,024)	(9,583,765)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,789,886	11,293,388

Net Assets
Total increase in net assets	12,041,155	22,730,389
Beginning of year	157,216,206	134,485,817

End of year	$169,257,361	$157,216,206

Undistributed (distributions in excess of) net investment income, end of year	$(388,688)	$119,451

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I					Class III
						Year Ended December 31, 2013	Period February 15, 2012[1] to December 31, 2012
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.44	$6.87	$7.13	$6.68	$4.64	$7.44	$7.12

Net investment income[2]	0.43	0.48	0.50	0.53	0.54	0.40	0.38
Net realized and unrealized gain (loss)	0.24	0.56	(0.27)	0.44	2.03	0.25	0.34

Net increase from investment operations	0.67	1.04	0.23	0.97	2.57	0.65	0.72

Dividends from net investment income[3]	(0.44)	(0.47)	(0.49)	(0.52)	(0.53)	(0.42)	(0.40)

Net asset value, end of period	$7.67	$7.44	$6.87	$7.13	$6.68	$7.67	$7.44

Total Investment Return[4]
Based on net asset value	9.33%	15.65%	3.33%	15.34%	58.00%	9.07%	10.39%[5]

Ratios to Average Net Assets
Total expenses	0.85%	0.86%	0.68%	0.71%	0.73%	1.07%	1.29%[6]

Total expenses after fees waived and/or reimbursed	0.73%	0.77%	0.67%	0.71%	0.73%	0.96%	1.19%[6]

Net investment income	5.65%	6.65%	6.98%	7.83%	9.45%	5.23%	6.74%[6]

Supplemental Data
Net assets, end of period (000)	$150,691	$142,392	$134,486	$134,323	$124,107	$18,567	$14,824

Portfolio turnover	101%	88%	82%	102%	107%	101%	88%

[1]	Recommencement of operations.
[2]	Based on average shares outstanding.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and sales of Class III shares recommenced on February 15, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	23

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result,

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	25

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, its exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$10,506

Credit contracts	Unrealized appreciation on OTC derivatives; Swap premiums paid	36,887

Total		$47,393

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$286,931

Credit contracts	Unrealized depreciation on OTC derivatives; Swap premiums received	806,099

Equity contracts	Net unrealized appreciation/depreciation[1]	66,304

Total		$1,159,334

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$850
Foreign currency exchange contracts:
Foreign currency exchange contracts	(237,050)
Credit contracts:
Swaps	253,258
Equity contracts:
Financial futures contracts	(680,405)

Total	$(663,347)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(250,189)
Credit contracts:
Swaps	(335,881)
Equity contracts:
Financial futures contracts	(66,304)

Total	$(652,374)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts sold	46
Average notional value of contracts sold	$3,793,941
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	12
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$10,132,466
Average US dollar amounts sold	$82,114
Credit default swaps:
Average number of contracts - buy protection	3
Average number of contracts - sell protection	19
Average notional value - buy protection	$136,500
Average notional value - sell protection	$2,126,250

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$9,375
Foreign currency exchange contracts	$10,506	286,931
OTC swaps[1]	36,887	806,099

Total derivative assets and liabilities in the Statement of Assets and Liabilities	47,393	1,102,405

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(9,375)

Total derivative assets and liabilities subject to a MNA	$47,393	$1,093,030

[1]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$5,980	$(5,980)	—	—	—
Citibank N.A.	4,526	(4,526)	—	—	—
Credit Suisse International	10,640	—	—	—	$10,640
Deutsche Bank AG	25,217	(19,175)	—	—	6,042
Goldman Sachs International	1,030	(1,030)	—	—	—

Total	$47,393	$(30,711)	—	—	$16,682

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$4,691	—	—	—	$4,691
Barclays Bank PLC	254,039	$(5,980)	—	—	248,059
Citibank N.A.	26,100	(4,526)	—	—	21,574
Deutsche Bank AG	19,175	(19,175)	—	—	—
Goldman Sachs International	697,999	(1,030)	$(667,508)	—	29,461
JPMorgan Chase Bank N.A.	88,025	—	—	—	88,025
Royal Bank of Canada	3,001	—	—	—	3,001

Total	$1,093,030	$(30,711)	(667,508)	—	$394,811

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
[4]	Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
[5]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and the BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.55%
$250 Million - $500 Million	0.50%
$500 Million - $750 Million	0.45%
Greater than $750 Million	0.40%

For the year ended December 31, 2013, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund was approximately $307,949,816.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,637 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to subaccounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed —class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common offices, or common directors. For the year ended December 31, 2013, the purchase transactions and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $84,810 and $142,956, respectively.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities for the year ended December 31, 2013, were $162,132,397 and $156,786,701, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to amortization methods on fixed income securities, foreign currency transactions, income recognized from pass-through entities and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(7,207,916)
Distributions in excess of net investment income	$(127,548)
Accumulated net realized loss	$7,335,464

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$9,106,024	$9,583,765

As of December 31, 2013, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(24,688,132)
Net unrealized gains[1]	4,712,545
Qualified late-year losses[2]	(149,151)

Total	$(20,124,738)

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2014	$4,347,980
2016	9,129,091
2017	11,211,061

Total	$24,688,132

During the year ended December 31, 2013, the Fund utilized $5,457,553 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$164,254,733

Gross unrealized appreciation	$8,523,855
Gross unrealized depreciation	(3,629,845)

Net unrealized appreciation	$4,894,010

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,394,778	$17,991,762	991,978	$7,142,413
Shares issued in reinvestment of dividends	1,109,756	8,356,704	1,313,719	9,409,115
Shares redeemed	(3,012,167)	(22,736,336)	(2,737,421)	(19,712,571)

Net increase (decrease)	492,367	$3,612,130	(431,724)	$(3,161,043)

			Period February 15, 2012[1] to December 31, 2012
			Shares	Amount
Class III
Shares sold	3,278,447	$24,647,111	3,503,967	$25,384,529
Shares issued in reinvestment of dividends	87,488	660,556	33,978	246,767
Shares redeemed	(2,937,241)	(22,129,911)	(1,544,967)	(11,176,865)

Net increase	428,694	$3,177,756	1,992,978	$14,454,431

Total Net Increase	921,061	$6,789,886	1,491,254	$11,293,388

[1]	Recommencement of operations.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	31

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„  BlackRock International V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) ex-US.

What factors influenced performance?

•

The Fund’s largest contributors to outperformance were its positionings in the information technology (“IT”) and consumer discretionary sectors. In both sectors, performance benefited from sector allocation and strong stock selection.

•	Detracting from performance was the Fund’s positioning in the industrials and financials sectors, primarily due to stock selection.

Describe recent portfolio activity.

•

During the 12-month period, the Fund did not make any significant sector changes. A number of positions in certain stocks were initiated and exited based on the company’s fundamentals and/or changes in valuation.

Some examples include exiting Kingfisher PLC, which was sold from the Fund after substantial positive performance and initiating a position in Japan Tobacco, Inc. In the latter half of the year, the Fund sought more emerging market exposure and initiated positions in CNOOC Ltd. and China Construction Bank Corporation. The Fund also exited some positions where performance had been strong, including Hyundai Motor Company, Capcom Co., Ltd. and Total SA.

Describe portfolio positioning at period end.

•

As of period end, the Fund continues to find opportunities in the consumer discretionary, IT and health care sectors. Conversely, the Fund has not found many opportunities in and continues to avoid the financials, materials and utilities sectors. Broadly, the Fund generally remains somewhat defensive and favors quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	20%
Switzerland	13
Japan	12
France	11
Belgium	6
China	6
Russia	5
United States	4
Ireland	3
Denmark	3
Canada	2
Spain	2
Hong Kong	2
Netherlands	2
Mexico	2
South Korea	2
Taiwan	2
Other[1]	3

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests primarily in stocks of companies located outside the US. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	17.67%	22.75%	11.04%	6.49%
MSCI ACWI ex-US	15.34	15.29	12.81	7.57

[4]

Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,176.70	$5.38	$1,000.00	$1,020.27	$4.99	0.98%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.0%
MercadoLibre, Inc. (a)	14,295	$1,540,858
Belgium — 5.5%
Anheuser-Busch InBev NV	78,356	8,332,115
Brazil — 0.5%
Natura Cosmeticos SA	40,676	713,263
Canada — 2.4%
Rogers Communications, Inc., B Shares	80,873	3,659,746
China — 5.5%
China Construction Bank Corp., H Shares	3,332,000	2,522,697
CNOOC Ltd.	1,703,000	3,167,202
Dongfeng Motor Group Co. Ltd., Class H	510,000	800,944
Jiangsu Expressway Co. Ltd., H Shares	688,000	845,549
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares (a)	943,400	884,074

		8,220,466
Denmark — 2.5%
Novo Nordisk A/S, B Shares	20,346	3,729,459
Finland — 1.2%
Nokia OYJ (b)	232,361	1,877,485
France — 11.1%
BNP Paribas SA	30,119	2,349,511
Eutelsat Communications SA	91,947	2,868,976
Orange SA	202,141	2,509,617
Sanofi	48,653	5,195,913
Société Générale SA	64,506	3,751,070

		16,675,087
Hong Kong — 2.3%
Sands China Ltd.	428,800	3,514,160
Ireland — 2.6%
Shire PLC	82,184	3,873,121
Japan — 12.0%
Japan Tobacco, Inc.	118,300	3,849,335
Makita Corp.	52,300	2,750,596
Mitsubishi Electric Corp.	308,000	3,872,934
Mitsubishi UFJ Financial Group, Inc.	767,600	5,096,401
Tokio Marine Holdings, Inc.	74,200	2,483,451

		18,052,717
Mexico — 2.1%
Grupo Televisa SAB — ADR	101,980	3,085,915
Netherlands — 2.1%
Yandex NV (b)	72,923	3,146,627
Russia — 4.6%
Lukoil OAO — ADR	53,397	3,370,419
Sberbank — ADR	283,063	3,571,267

		6,941,686
South Korea — 2.1%
Samsung Electronics Co. Ltd.	2,368	3,085,616
Spain — 2.4%
Inditex SA	21,537	3,556,013

Common Stocks	Shares	Value
Switzerland — 13.1%
Cie Financiere Richemont SA	31,448	$3,141,576
Credit Suisse Group AG, Registered Shares	148,525	4,583,983
Roche Holding AG	29,105	8,153,075
The Swatch Group AG, Bearer Shares	5,861	3,884,693

		19,763,327
Taiwan — 2.0%
MediaTek, Inc.	204,000	3,040,597
United Kingdom — 19.7%
AstraZeneca PLC	79,126	4,694,328
Carnival PLC	72,757	3,012,014
HSBC Holdings PLC	324,179	3,557,608
Imperial Tobacco Group PLC	210,090	8,144,832
ITV PLC	1,049,139	3,376,298
Standard Chartered PLC	147,198	3,324,771
Vodafone Group PLC	887,269	3,493,366

		29,603,217
United States — 4.2%
Liberty Global PLC, Class A (b)	49,579	4,412,035
Veeco Instruments, Inc. (b)	57,030	1,876,857

		6,288,892
Total Long-Term Investments (Cost — $126,445,141) — 98.9%		148,700,367

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	1,560,245	1,560,245

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$1,793	1,792,500
Total Short-Term Securities (Cost — $3,352,745) — 2.3%		3,352,745
Total Investments (Cost — $129,797,886) — 101.2%		152,053,112
Liabilities in Excess of Other Assets — (1.2)%		(1,738,870)

Net Assets — 100.0%		$150,314,242

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	432,585	1,127,660	1,560,245	$812
BlackRock Liquidity Series, LLC, Money Market Series	$2,054,000	$(261,500)	$1,792,500	$12,859

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock International V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$1,540,858	—	—	$1,540,858
Belgium	—	$8,332,115	—	8,332,115
Brazil	713,263	—	—	713,263
Canada	3,659,746	—	—	3,659,746
China	845,549	7,374,917	—	8,220,466
Denmark	3,729,459	—	—	3,729,459
Finland	—	1,877,485	—	1,877,485
France	—	16,675,087	—	16,675,087
Hong Kong	—	3,514,160	—	3,514,160
Ireland	—	3,873,121	—	3,873,121
Japan	—	18,052,717	—	18,052,717
Mexico	3,085,915	—	—	3,085,915
Netherlands	3,146,627	—	—	3,146,627
Russia	3,370,419	3,571,267	—	6,941,686
South Korea	—	3,085,616	—	3,085,616
Spain	—	3,556,013	—	3,556,013
Switzerland	—	19,763,327	—	19,763,327
Taiwan	—	3,040,597	—	3,040,597
United Kingdom	—	29,603,217	—	29,603,217
United States	6,288,892	—	—	6,288,892
Short-Term Securities	1,560,245	1,792,500	—	3,352,745
Total	$27,940,973	$124,112,139	—	$152,053,112

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2	—	—	$2
Liabilities:
Collateral on securities loaned at value	—	$(1,792,500)	—	(1,792,500)
Total	$2	$(1,792,500)	—	$(1,792,498)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Statement of Assets and Liabilities

December 31, 2013	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,733,881) (cost — $126,445,141)	$148,700,367
Investments at value — affiliated (cost — $3,352,745)	3,352,745
Foreign currency at value (cost — $2)	2
Capital shares sold receivable	31,888
Dividends receivable — unaffiliated	355,870
Dividends receivable — affiliated	69
Receivable from Manager	15,331
Securities lending income receivable — affiliated	3,499
Income receivable — affiliated	5,820
Prepaid expenses	1,403

Total assets	152,466,994

Liabilities
Collateral on securities loaned at value	1,792,500
Capital shares redeemed payable	1,274
Deferred foreign capital gain tax payable	69,599
Investment advisory fees payable	93,108
Other affiliates payable	342
Officer’s and Directors’ fees payable	4,128
Foreign capital gain tax payable	45,711
Other accrued expenses payable	146,090

Total liabilities	2,152,752

Net Assets	$150,314,242

Net Assets Consist of
Paid-in capital	$166,143,081
Undistributed net investment income	582
Accumulated net realized loss	(38,025,394)
Net unrealized appreciation/depreciation	22,195,973

Net Assets	$150,314,242

Net Asset Value
Class I — Based on net assets of $150,314,242 and 13,826,945 shares outstanding, 100 million shares authorized, $0.10 par value	$10.87

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$4,310,808
Securities lending — affiliated — net	12,859
Other income — affiliated	5,820
Dividends — affiliated	812
Foreign taxes withheld	(248,380)

Total income	4,081,919

Expenses
Investment advisory	1,056,188
Transfer agent	268,712
Professional	80,265
Accounting services	42,778
Custodian	38,212
Officer and Directors	20,506
Printing	2,056
Miscellaneous	14,093

Total expenses	1,522,810
Less fees waived by Manager	(1,305)
Less transfer agent fees reimbursed	(149,472)

Total expenses after fees waived and reimbursed	1,372,033

Net investment income	2,709,886

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments (including $(45,711) foreign capital gain tax)	20,276,865
Foreign currency transactions	331,142

20,608,007

Net change in unrealized appreciation/depreciation on:
Investments (including $(69,599) foreign capital gain tax)	5,965,375
Foreign currency translations	(107,313)

5,858,062

Total realized and unrealized gain	26,466,069

Net Increase in Net Assets Resulting from Operations	$29,175,955

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statement of Changes in Net Assets	BlackRock International V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$2,709,886	$2,464,991
Net realized gain	20,608,007	2,947,896
Net change in unrealized appreciation/depreciation	5,858,062	13,502,288

Net increase in net assets resulting from operations	29,175,955	18,915,175

Dividends to Shareholders From[1]
Net investment income	(3,031,375)	(2,386,868)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(9,138,524)	(17,691,077)

Net Assets
Total increase (decrease) in net assets	17,006,056	(1,162,770)
Beginning of year	133,308,186	134,470,956

End of year	$150,314,242	$133,308,186

Undistributed net investment income, end of year	$582	$6,454

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$9.04	$8.00	$9.55	$9.06	$7.11

Net investment income[1]	0.19	0.16	0.19	0.14	0.16
Net realized and unrealized gain (loss)	1.86	1.04	(1.50)	0.45	1.97

Net increase (decrease) from investment operations	2.05	1.20	(1.31)	0.59	2.13

Dividends from net investment income[2]	(0.22)	(0.16)	(0.24)	(0.10)	(0.18)

Net asset value, end of year	$10.87	$9.04	$8.00	$9.55	$9.06

Total Investment Return[3]
Based on net asset value	22.75%	15.08%	(13.71)%	6.57%	29.97%

Ratios to Average Net Assets
Total expenses	1.08%	1.05%	0.89%	0.89%	0.92%

Total expenses after fees waived and reimbursed	0.97%	0.96%	0.88%	0.89%	0.91%

Net investment income	1.92%	1.84%	2.08%	1.61%	2.01%

Supplemental Data
Net assets, end of year (000)	$150,314	$133,308	$134,471	$174,679	$184,713

Portfolio turnover	121%	106%	153%	119%	199%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Notes to Financial Statements	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc	$1,733,881	$(1,733,881)	—

[1]

Collateral with a value of $1,792,500 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain From
Foreign currency exchange contracts:
Foreign currency transactions	$198,226

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$(110,056)

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	2
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$1,666,624
Average US dollar amounts sold	$2,777,436

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,343 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the

Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets. This voluntary reimbursement may be reduced or discontinued at any time. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of net assets is 1.25% for Class I. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $6,922 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment of $5,820 from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013, were $167,787,057 and $178,368,536, respectively.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to foreign currency transactions and characterization of expenses were reclassified to the following accounts:

Paid-in capital	$(30,186)
Undistributed net investment income	$315,617
Accumulated net realized loss	$(285,431)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$3,031,375	$2,386,868

As of December 31, 2013, the tax components of accumulated net losses were as follows:

Capital loss carryforward	$(37,918,970)
Net unrealized gains[1]	22,090,131

Total	$(15,828,839)

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$11,880,611
2017	26,038,359

Total	$37,918,970

During the year ended December 31, 2013, the Fund utilized $19,510,230 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$129,903,728

Gross unrealized appreciation	$23,464,578
Gross unrealized depreciation	(1,315,194)

Net unrealized appreciation	$22,149,384

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from the counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may affect the value and liquidity of certain of the Fund’s investments.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

As of December 31, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Pharmaceuticals	17%
Commercial Banks	16%
Media	9%
Tobacco	8%

Industry	Percent of Long-Term Investments
Beverages	5%
Semiconductors & Semiconductor Equipment	5%
Wireless Telecommunication Services	5%
Textiles, Apparel & Luxury Goods	5%
Other[1]	30%

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	944,489	$9,308,373	461,981	$4,057,483
Shares issued in reinvestment of dividends	284,079	3,031,375	268,990	2,386,868
Shares redeemed	(2,151,676)	(21,478,272)	(2,800,021)	(24,135,428)

Net decrease	(923,108)	$(9,138,524)	(2,069,050)	$(17,691,077)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„  BlackRock Large Cap Core V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, with respect to the Fund’s benchmark, the Russell 1000® Index, the Fund’s Class I and Class II Shares outperformed its benchmark, while the Fund’s Class III Shares performed in line with its benchmark.

What factors influenced performance?

•

An intentional underweight position in expensive, defensive segments of the market contributed positively to relative performance for the period. An analysis of real estate investment trusts (“REITs”), consumer staples, utilities and telecommunications in early 2013 suggested that valuations of these segments represented a premium relative to the rest of the market that was nearly as high as seen any time in almost 35 years. Accordingly, the Fund widened existing underweights and has remained mostly underweight to these groups as this valuation disparity appears to continue.

•

At the sector level, stock selection within industrials and materials contributed positively to relative performance. In industrials, an overweight position in airlines, namely United Continental Holdings, Inc., significantly boosted returns given favorable industry dynamics including consolidation and healthy industry pricing. Also adding value in the sector were positions in 3M Co., which performed well as economic growth accelerated later in the year, and Ingersoll-Rand PLC, as investors reacted favorably to the spin-off of the company’s commercial security business. An overweight position in containerboard manufacturers provided the greatest positive impact in the materials sector, with holdings Packaging Corp. of America and Rock-Tenn Co. recording strong gains as industry consolidation has led to improved competitive conditions and increased pricing power. Relative performance was also aided by a lack of exposure to the poor-performing metals & mining industry.

•

The largest contributor at the individual stock level was MasterCard, Inc., which outperformed due to solid financial performance and a positive outlook for continued strong growth amid the secular shift from cash to credit card/debit card payments, in both domestic and emerging markets. Shares were also positively impacted by accelerating cash returns to shareholders in the form of buybacks and dividend increases.

•

Detracting from performance was the Fund’s positioning in health care, where a lack of exposure to biotechnology — the top-performing industry in the sector — had a negative impact on relative returns early in the period. Although the Fund added exposure to biotechnology later in the reporting period, this move proved untimely in the short run as a couple of these stocks subsequently declined. Positioning in the pharmaceuticals segment was an additional source of weakness. Selection decisions hurt relative results in consumer discretionary and energy as well. Underperformance in consumer discretionary was due largely to the Fund’s absence in the internet & catalog retail industry, which generated robust gains during the period. Holdings in the media and multiline retail segments were also a drag on performance. Within energy, the Fund’s investments in Suncor Energy, Inc. and PBF Energy, Inc. had the greatest negative impact.

•	On an individual stock basis, the largest detractor was data analytics firm Teradata Corp., which suffered amid ongoing softness in enterprise spending.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly increased exposure to the health care, financials and industrials sectors, while notably reducing its weightings in consumer staples and information technology (“IT”).

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in health care, followed by financials and IT. The most significant underweight was in consumer staples, followed by utilities and telecommunication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	21%
Financials	20
Health Care	18
Consumer Discretionary	12
Industrials	12
Energy	10
Materials	4
Consumer Staples	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged index measures the performance of the large cap segment of the US equity universe, representing approximately 92% of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]		10 Years[5]
Class I4	19.15%	33.56%	15.57%		7.58%
Class II4	18.95	33.28	15.38		7.42	[6]
Class III[4]	18.95	33.16	15.26	[6]	7.30	[6]
Russell 1000® Index	16.86	33.11	18.59		7.78

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,191.50	$3.26	$1,000.00	$1,022.23	$3.01	0.59%
Class II	$1,000.00	$1,189.50	$4.25	$1,000.00	$1,021.32	$3.92	0.77%
Class III	$1,000.00	$1,189.50	$4.86	$1,000.00	$1,020.77	$4.48	0.88%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Large Cap Core V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
The Boeing Co.	47,100	$6,428,679
Rockwell Collins, Inc.	20,100	1,485,792

		7,914,471
Airlines — 1.9%
United Continental Holdings, Inc. (a)	263,018	9,949,971
Auto Components — 2.1%
BorgWarner, Inc.	58,400	3,265,144
TRW Automotive Holdings Corp. (a)	104,288	7,757,984

		11,023,128
Biotechnology — 2.6%
Amgen, Inc.	44,400	5,068,704
Biogen Idec, Inc. (a)	11,900	3,329,025
Celgene Corp. (a)	22,400	3,784,704
Gilead Sciences, Inc. (a)	21,900	1,645,785

		13,828,218
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	42,509	7,535,145
Chemicals — 0.9%
Cabot Corp.	36,655	1,884,067
The Dow Chemical Co.	62,600	2,779,440

		4,663,507
Commercial Banks — 3.7%
SunTrust Banks, Inc.	169,900	6,254,019
U.S. Bancorp	328,775	13,282,510

		19,536,529
Commercial Services & Supplies — 0.6%
Tyco International Ltd.	82,225	3,374,514
Communications Equipment — 2.0%
Brocade Communications Systems, Inc. (a)	228,600	2,027,682
Cisco Systems, Inc.	384,800	8,638,760

		10,666,442
Computers & Peripherals — 5.0%
Apple, Inc.	17,600	9,875,536
EMC Corp.	327,800	8,244,170
NetApp, Inc.	83,246	3,424,740
Western Digital Corp.	54,210	4,548,219

		26,092,665
Construction & Engineering — 0.9%
Fluor Corp.	23,500	1,886,815
KBR, Inc.	82,890	2,643,362

		4,530,177
Consumer Finance — 2.4%
Discover Financial Services	221,350	12,384,533
Containers & Packaging — 1.1%
Packaging Corp. of America	88,877	5,624,136
Diversified Financial Services — 8.3%
Bank of America Corp.	877,473	13,662,255
Citigroup, Inc.	256,799	13,381,796
JPMorgan Chase & Co.	279,983	16,373,406

		43,417,457
Electronic Equipment, Instruments & Components — 1.2%
Avnet, Inc.	75,700	3,339,127
TE Connectivity Ltd. (a)	53,200	2,931,852

		6,270,979

Common Stocks	Shares	Value
Energy Equipment & Services — 3.5%
Halliburton Co.	103,000	$5,227,250
Oceaneering International, Inc.	43,450	3,427,336
Schlumberger Ltd.	105,700	9,524,627

		18,179,213
Food & Staples Retailing — 3.0%
CVS Caremark Corp.	209,050	14,961,709
Wal-Mart Stores, Inc.	12,575	989,527

		15,951,236
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	98,125	3,761,131
Medtronic, Inc.	116,400	6,680,196

		10,441,327
Health Care Providers & Services — 4.7%
Aetna, Inc.	92,100	6,317,139
Envision Healthcare Holdings, Inc. (a)	11,100	394,272
McKesson Corp.	50,450	8,142,630
UnitedHealth Group, Inc.	63,900	4,811,670
Universal Health Services, Inc., Class B	64,065	5,205,922

		24,871,633
Industrial Conglomerates — 3.5%
3M Co.	112,725	15,809,681
General Electric Co.	86,700	2,430,201

		18,239,882
Insurance — 4.4%
Allied World Assurance Co. Holdings AG	2,700	304,587
American Financial Group, Inc.	5,300	305,916
American International Group, Inc.	249,800	12,752,290
Genworth Financial, Inc., Class A (a)	148,200	2,301,546
The Travelers Cos., Inc.	81,875	7,412,963

		23,077,302
Internet Software & Services — 4.6%
AOL, Inc. (a)	57,700	2,689,974
Google, Inc., Class A (a)	16,980	19,029,656
Yahoo!, Inc. (a)	60,300	2,438,532

		24,158,162
IT Services — 3.5%
Alliance Data Systems Corp. (a)(b)	9,250	2,432,103
MasterCard, Inc., Class A	15,900	13,283,814
Teradata Corp. (a)	62,300	2,834,027

		18,549,944
Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	121,200	6,931,428
Machinery — 2.8%
Cummins, Inc.	16,925	2,385,917
Ingersoll-Rand PLC	85,900	5,291,440
Parker Hannifin Corp.	32,645	4,199,453
WABCO Holdings, Inc. (a)	31,500	2,942,415

		14,819,225
Media — 4.0%
Comcast Corp., Class A	276,400	14,363,126
Twenty-First Century Fox, Inc., Class A	194,139	6,829,810

		21,192,936
Multiline Retail — 1.3%
Dillard’s, Inc., Class A	26,605	2,586,272

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail (concluded)
Macy’s, Inc.	58,900	$3,145,260
Nordstrom, Inc.	15,800	976,440

		6,707,972
Oil, Gas & Consumable Fuels — 6.2%
Chevron Corp.	28,260	3,529,956
Exxon Mobil Corp.	50,175	5,077,710
Marathon Petroleum Corp.	98,554	9,040,358
PBF Energy, Inc., Class A	103,471	3,255,198
Suncor Energy, Inc.	253,790	8,895,339
Tesoro Corp.	48,720	2,850,120

		32,648,681
Paper & Forest Products — 1.7%
Domtar Corp.	57,650	5,438,701
International Paper Co.	71,600	3,510,548

		8,949,249
Pharmaceuticals — 6.8%
AbbVie, Inc.	98,025	5,176,700
Eli Lilly & Co.	74,500	3,799,500
Johnson & Johnson	19,625	1,797,454
Merck & Co., Inc.	232,535	11,638,377
Pfizer, Inc.	432,300	13,241,349

		35,653,380
Semiconductors & Semiconductor Equipment — 1.1%
Applied Materials, Inc.	332,310	5,878,564
Software — 3.4%
Activision Blizzard, Inc.	86,300	1,538,729
CA, Inc.	46,575	1,567,249
Microsoft Corp.	78,750	2,947,613

Common Stocks	Shares	Value
Software (concluded)
Oracle Corp.	248,700	$9,515,262
Symantec Corp.	100,500	2,369,790

		17,938,643
Specialty Retail — 4.3%
Lowe’s Cos., Inc.	260,700	12,917,685
Ross Stores, Inc.	128,400	9,621,012

		22,538,697
Trading Companies & Distributors — 0.2%
MRC Global, Inc. (a)	39,400	1,271,044
Total Long-Term Investments (Cost — $383,074,635) — 97.9%		514,810,390

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	11,110,651	11,110,651

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	$2,431	2,431,183
Total Short-Term Securities (Cost — $13,541,834) — 2.6%		13,541,834
Total Investments (Cost — $396,616,469) — 100.5%		528,352,224
Liabilities in Excess of Other Assets — (0.5)%		(2,850,084)

Net Assets — 100.0%		$525,502,140

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,864,862	5,245,789	11,110,651	$5,408
BlackRock Liquidity Series, LLC, Money Market Series	$5,422,350	$(2,991,167)	$2,431,183	$8,736

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$514,810,390	—	—	$514,810,390
Short-Term Securities	11,110,651	$2,431,183	—	13,541,834
Total	$525,921,041	$2,431,183	—	$528,352,224

[1] See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$231	—	—	$231
Liabilities:
Collateral on securities loaned at value	—	$(2,431,183)	—	(2,431,183)
Total	$231	$(2,431,183)	—	$(2,430,952)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Statement of Assets and Liabilities

December 31, 2013	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,407,650) (cost — $383,074,635)	$514,810,390
Investments at value — affiliated (cost — $13,541,834)	13,541,834
Cash	231
Capital shares sold receivable	143,517
Dividends receivable — unaffiliated	514,139
Receivable from Manager	76,981
Income receivable — affiliated	20,988
Dividends receivable — affiliated	517
Securities lending income receivable — affiliated	334
Prepaid expenses	3,957

Total assets	529,112,888

Liabilities
Collateral on securities loaned at value	2,431,183
Investments purchased payable	74,593
Capital shares redeemed payable	478,589
Transfer agent fees payable	277,596
Investment advisory fees payable	198,919
Distribution fees payable	62,463
Other affiliates payable	1,175
Officer’s and Directors’ fees payable	5,226
Other accrued expenses payable	81,004

Total liabilities	3,610,748

Net Assets	$525,502,140

Net Assets Consist of
Paid-in capital	$391,756,027
Undistributed net investment income	131,417
Accumulated net realized gain	1,878,941
Net unrealized appreciation/depreciation	131,735,755

Net Assets	$525,502,140

Net Asset Value
Class I — Based on net assets of $219,417,680 and 6,492,405 shares outstanding, 200 million shares authorized, $0.10 par value	$33.80

Class II — Based on net assets of $6,079,555 and 179,905 shares outstanding, 100 million shares authorized, $0.10 par value	$33.79

Class III — Based on net assets of $300,004,905 and 8,911,953 shares outstanding, 100 million shares authorized, $0.10 par value	$33.66

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$7,644,944
Other income — affiliated	20,988
Securities lending — affiliated — net	8,736
Dividends — affiliated	5,408
Foreign taxes withheld	(27,180)

Total income	7,652,896

Expenses
Investment advisory	2,197,793
Distribution — Class II	8,289
Distribution — Class III	661,343
Transfer agent	35,919
Transfer agent — Class I	395,496
Transfer agent — Class II	9,611
Transfer agent — Class III	549,198
Accounting services	109,774
Professional	57,215
Printing	56,076
Custodian	37,292
Officer and Directors	25,767
Registration	4,008
Miscellaneous	15,809

Total expenses	4,163,590
Less fees waived by Manager	(5,387)
Less transfer agent fees reimbursed — Class I	(293,076)
Less transfer agent fees reimbursed — Class II	(5,748)
Less transfer agent fees reimbursed — Class III	(337,917)

Total expenses after fees waived and reimbursed	3,521,462

Net investment income	4,131,434

Realized and Unrealized Gain
Net realized gain from investments	46,090,596
Net change in unrealized appreciation/depreciation on investments	86,658,362

Total realized and unrealized gain	132,748,958

Net Increase in Net Assets Resulting from Operations	$136,880,392

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statements of Changes in Net Assets	BlackRock Large Cap Core V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$4,131,434	$5,739,672
Net realized gain	46,090,596	16,735,406
Net change in unrealized appreciation/depreciation	86,658,362	22,354,061

Net increase in net assets resulting from operations	136,880,392	44,829,139

Dividends to Shareholders From[1]
Net investment income:
Class I	(2,075,982)	(2,785,553)
Class II	(52,165)	(60,376)
Class III	(2,111,865)	(2,838,335)

Decrease in net assets resulting from dividends to shareholders	(4,240,012)	(5,684,264)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(34,991,703)	45,085,199

Net Assets
Total increase in net assets	97,648,677	84,230,074
Beginning of year	427,853,463	343,623,389

End of year	$525,502,140	$427,853,463

Undistributed net investment income, end of year	$131,417	$239,995

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$25.55	$23.00	$22.73	$21.04	$17.38

Net investment income[1]	0.30	0.39	0.29	0.23	0.26
Net realized and unrealized gain	8.27	2.54	0.26	1.69	3.66

Net increase from investment operations	8.57	2.93	0.55	1.92	3.92

Dividends from net investment income[2]	(0.32)	(0.38)	(0.28)	(0.23)	(0.26)

Net asset value, end of year	$33.80	$25.55	$23.00	$22.73	$21.04

Total Investment Return[3]
Based on net asset value	33.56%	12.75%	2.40%	9.12%	22.54%

Ratios to Average Net Assets
Total expenses	0.73%	0.69%	0.56%	0.57%	0.62%

Total expenses after fees waived and reimbursed	0.58%	0.59%	0.56%	0.57%	0.62%

Net investment income	1.03%	1.56%	1.21%	1.10%	1.42%

Supplemental Data
Net assets, end of year (000)	$219,418	$191,227	$193,953	$217,059	$228,900

Portfolio turnover	42%	110%	101%	151%	165%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$25.56	$23.01	$22.74	$21.05	$17.40

Net investment income[1]	0.25	0.35	0.23	0.21	0.23
Net realized and unrealized gain	8.25	2.54	0.27	1.68	3.66

Net increase from investment operations	8.50	2.89	0.50	1.89	3.89

Dividends from net investment income[2]	(0.27)	(0.34)	(0.23)	(0.20)	(0.24)

Net asset value, end of year	$33.79	$25.56	$23.01	$22.74	$21.05

Total Investment Return[3]
Based on net asset value	33.28%	12.59%	2.20%	8.98%	22.35%

Ratios to Average Net Assets
Total expenses	0.86%	0.85%	0.71%	0.72%	0.77%

Total expenses after fees waived and reimbursed	0.75%	0.74%	0.71%	0.72%	0.77%

Net investment income	0.86%	1.42%	1.00%	0.98%	1.20%

Supplemental Data
Net assets, end of year (000)	$6,080	$4,603	$4,239	$8,026	$6,176

Portfolio turnover	42%	110%	101%	151%	165%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Year Ended December 31,				Period January 27, 2009[1] to December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$25.46	$22.92	$22.67	$21.00	$16.75

Net investment income[2]	0.22	0.32	0.25	0.20	0.21
Net realized and unrealized gain	8.22	2.54	0.23	1.66	4.28

Net increase from investment operations	8.44	2.86	0.48	1.86	4.49

Dividends from net investment income[3]	(0.24)	(0.32)	(0.23)	(0.19)	(0.24)

Net asset value, end of period	$33.66	$25.46	$22.92	$22.67	$21.00

Total Investment Return[4]
Based on net asset value	33.16%	12.49%	2.11%	8.88%	26.77%[5]

Ratios to Average Net Assets
Total expenses	0.99%	0.94%	0.81%	0.82%	0.87%[6]

Total expenses after fees waived and reimbursed	0.86%	0.87%	0.81%	0.82%	0.87%[6]

Net investment income	0.75%	1.30%	1.05%	0.93%	1.10%[6]

Supplemental Data
Net assets, end of period (000)	$300,005	$232,024	$145,432	$80,779	$25,806

Portfolio turnover	42%	110%	101%	151%	165%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ stock market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to

Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$2,407,650	$(2,407,650)	—

[1]

Collateral with a value of $2,431,183 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $5,460 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $957 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $20,988 which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2013, were $193,377,064 and $229,614,929 respectively.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

6. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$4,240,012	$5,684,264

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$130,005
Undistributed long-term capital gains	3,968,327
Net unrealized gains[1]	129,647,781

Total	$133,746,113

1	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

During the year ended December 31, 2013, the Fund utilized $40,812,047 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$398,705,856

Gross unrealized appreciation	$132,981,993
Gross unrealized depreciation	(3,335,625)

Net unrealized appreciation	$129,646,368

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2013, the Fund invested a significant portion of its assets in securities in the financials and information technology sectors. Changes in economic conditions affecting the financials and information technology sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class l
Shares sold	36,117	$1,112,382	56,347	$1,403,162
Shares issued in reinvestment of dividends	62,143	2,075,982	110,994	2,785,553
Shares redeemed	(1,091,517)	(32,176,274)	(1,115,584)	(27,843,369)

Net decrease	(993,257)	$(28,987,910)	(948,243)	$(23,654,654)

Class ll
Shares sold	76,139	$2,224,193	60,573	$1,515,661
Shares issued in reinvestment of dividends	1,563	52,165	2,405	60,376
Shares redeemed	(77,884)	(2,327,886)	(67,103)	(1,689,572)

Net decrease	(182)	$(51,528)	(4,125)	$(113,535)

Class lll
Shares sold	604,692	$17,789,447	2,957,882	$73,563,043
Shares issued in reinvestment of dividends	63,569	2,111,866	113,512	2,838,335
Shares redeemed	(871,292)	(25,853,578)	(300,302)	(7,547,990)

Net increase (decrease)	(203,031)	$(5,952,265)	2,771,092	$68,853,388

Total Net Increase (Decrease)	(1,196,470)	$(34,991,703)	1,818,724	$45,085,199

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core V.I. Fund and the Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„    BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Large Cap Growth V.I. Fund

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

An intentional underweight position in expensive, defensive segments of the market contributed positively to relative performance for the period. An analysis of real estate investment trusts (“REITs”), consumer staples, utilities and telecommunications in early 2013 suggested that valuations of these segments represented a premium relative to the rest of the market that was nearly as high as seen any time in almost 35 years. Accordingly, the Fund widened existing underweight positions and has remained mostly underweight to these groups as this valuation disparity appears to continue.

•

At the sector level, stock selection within industrials and materials contributed positively to relative performance. In industrials, an overweight position in airlines, namely United Continental Holdings, Inc., significantly boosted returns given favorable industry dynamics including consolidation and healthy industry pricing. Also adding value in the sector were positions in The Boeing Co., 3M Co. and Ingersoll-Rand PLC. The Boeing Co. moved higher on solid business execution and financial results, as well as rising positive sentiment around both Boeing and the commercial aerospace cycle. 3M Co. performed well as economic growth accelerated later in the year, and the holding in Ingersoll-Rand PLC boosted results as investors reacted favorably to the spin-off of the company’s commercial security business. An overweight position in containerboard manufacturer Packaging Corp. of America provided the most significant lift in the materials sector as industry consolidation has led to improved competitive conditions and increased pricing power. Relative performance was also aided by a lack of exposure to the poor-performing metals & mining industry.

•

The most significant contributor at the individual stock level was MasterCard, Inc., which outperformed due to solid financial performance and a positive outlook for continued strong growth amid the secular shift from cash to credit card/debit card payments, both domestically and in emerging markets. Shares were also boosted by accelerating cash returns to shareholders in the form of buybacks and dividend increases.

•

The largest detractor from performance was stock selection in the energy sector, where the Fund’s investments in Suncor Energy, Inc. and PBF Energy, Inc. had the most significant negative impact. The health care sector was also a source of weakness, with underexposure to biotechnology — the top-performing industry in the sector — having a negative impact on relative returns early in the period. Although the Fund added exposure to biotechnology later in the reporting period, this move proved untimely in the short run as a couple of these stocks subsequently declined.

•	On an individual stock basis, the largest detractor was data analytics firm Teradata Corp., which suffered amid ongoing softness in enterprise spending.

Describe recent portfolio activity.

•	During the 12-month period, the Fund significantly increased exposure to the health care and energy sectors, while notably reducing its weightings in consumer staples and information technology.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight positions in health care and energy, while consumer staples and consumer discretionary were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	28%
Health Care	18
Consumer Discretionary	15
Industrials	14
Energy	8
Financials	7
Materials	5
Consumer Staples	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon the perfor- mance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]

This unmanaged index measures the performance of the large cap growth segment of the US equity universe and includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	22.26%	33.92%	18.28%	6.65%
Class III[4]	22.01	33.58	18.00	6.38	[6]
Russell 1000® Growth Index	19.39	33.48	20.39	7.83

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,222.60	$4.71	$1,000.00	$1,020.97	$4.28	0.84%
Class III	$1,000.00	$1,220.10	$6.04	$1,000.00	$1,019.76	$5.50	1.08%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Large Cap Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.5%
The Boeing Co.	18,400	$2,511,416
Rockwell Collins, Inc.	9,300	687,456

		3,198,872
Airlines — 1.9%
United Continental Holdings, Inc. (a)	64,266	2,431,183
Auto Components — 0.9%
BorgWarner, Inc.	21,040	1,176,346
Beverages — 1.3%
The Coca-Cola Co.	41,000	1,693,710
Biotechnology — 4.5%
Amgen, Inc.	16,600	1,895,056
Biogen Idec, Inc. (a)	4,530	1,267,268
Celgene Corp. (a)	8,450	1,427,712
Gilead Sciences, Inc. (a)	16,100	1,209,915

		5,799,951
Chemicals — 2.8%
CF Industries Holdings, Inc.	2,850	664,164
The Dow Chemical Co.	11,700	519,480
PPG Industries, Inc.	12,400	2,351,784

		3,535,428
Commercial Banks — 2.0%
U.S. Bancorp	64,300	2,597,720
Communications Equipment — 0.5%
QUALCOMM, Inc.	8,400	623,700
Computers & Peripherals — 5.9%
Apple, Inc.	7,520	4,219,547
EMC Corp.	90,800	2,283,620
NetApp, Inc.	26,637	1,095,846

		7,599,013
Construction & Engineering — 1.1%
Fluor Corp.	10,200	818,958
KBR, Inc.	19,260	614,201

		1,433,159
Consumer Finance — 2.1%
Discover Financial Services	48,500	2,713,575
Containers & Packaging — 1.8%
Packaging Corp. of America	37,017	2,342,436
Diversified Financial Services — 0.7%
The NASDAQ OMX Group, Inc.	22,800	907,440
Electronic Equipment, Instruments & Components — 0.6%
TE Connectivity Ltd. (a)	14,500	799,095
Energy Equipment & Services — 4.6%
Halliburton Co.	27,600	1,400,700
Oceaneering International, Inc.	18,800	1,482,944
Schlumberger Ltd.	33,800	3,045,718

		5,929,362
Food & Staples Retailing — 2.6%
CVS Caremark Corp.	46,100	3,299,377
Health Care Equipment & Supplies — 1.5%
Abbott Laboratories	50,200	1,924,166
Health Care Providers & Services — 4.4%
Aetna, Inc.	21,200	1,454,108
Envision Healthcare Holdings, Inc. (a)	2,600	92,352
McKesson Corp.	17,500	2,824,500

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Universal Health Services, Inc., Class B	16,047	$1,303,979

		5,674,939
Industrial Conglomerates — 3.1%
3M Co.	27,900	3,912,975
Insurance — 1.4%
The Travelers Cos., Inc.	19,600	1,774,584
Internet Software & Services — 5.4%
Google, Inc., Class A (a)	5,855	6,561,757
Yahoo!, Inc. (a)	8,700	351,828

		6,913,585
IT Services — 7.2%
Alliance Data Systems Corp. (a)(b)	9,300	2,445,249
Cognizant Technology Solutions Corp., Class A (a)	7,100	716,958
International Business Machines Corp.	3,370	632,111
MasterCard, Inc., Class A	4,644	3,879,876
Teradata Corp. (a)	16,000	727,840
Visa, Inc., Class A	3,700	823,916

		9,225,950
Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc.	36,000	2,058,840
Machinery — 4.1%
Cummins, Inc.	9,000	1,268,730
Ingersoll-Rand PLC	25,200	1,552,320
Parker Hannifin Corp.	10,834	1,393,686
WABCO Holdings, Inc. (a)	10,600	990,146

		5,204,882
Media — 6.2%
Comcast Corp., Class A	71,200	3,699,908
John Wiley & Sons, Inc., Class A	9,200	507,840
Twenty-First Century Fox, Inc., Class A	59,194	2,082,445
The Walt Disney Co.	22,000	1,680,800

		7,970,993
Oil, Gas & Consumable Fuels — 3.4%
Antero Resources Corp. (a)	2,100	133,224
Marathon Petroleum Corp.	12,000	1,100,760
PBF Energy, Inc., Class A	26,924	847,029
Suncor Energy, Inc.	63,920	2,240,396

		4,321,409
Paper & Forest Products — 0.7%
International Paper Co.	17,800	872,734
Pharmaceuticals — 4.7%
AbbVie, Inc.	37,700	1,990,937
Actavis PLC (a)	5,248	881,664
Bristol-Myers Squibb Co.	19,100	1,015,165
Eli Lilly & Co.	17,200	877,200
Merck & Co., Inc.	26,000	1,301,300

		6,066,266
Semiconductors & Semiconductor Equipment — 0.5%
Applied Materials, Inc.	39,800	704,062
Software — 6.9%
Microsoft Corp.	118,600	4,439,198
Oracle Corp.	91,000	3,481,660
Symantec Corp.	38,700	912,546

		8,833,404

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 6.9%
The Home Depot, Inc.	5,100	$419,934
Lowe’s Cos., Inc.	65,600	3,250,480
Ross Stores, Inc.	32,500	2,435,225
TJX Cos., Inc.	42,760	2,725,095

		8,830,734
Textiles, Apparel & Luxury Goods — 0.6%
VF Corp.	11,600	723,144
Tobacco — 1.1%
Philip Morris International, Inc.	15,800	1,376,654
Trading Companies & Distributors — 0.4%
MRC Global, Inc. (a)	14,158	456,737
Total Long-Term Investments
(Cost — $90,061,585) — 95.9%		122,926,425

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)
	5,160,138	$5,160,138
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)
	$2,444	2,444,339
Total Short-Term Securities (Cost — $7,604,477) — 5.9%
		7,604,477
Total Investments (Cost —$97,666,062) — 101.8%		130,530,902
Liabilities in Excess of Other Assets — (1.8)%		(2,288,768)

Net Assets — 100.0%		$128,242,134

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,268,573	2,891,565	5,160,138	$1,118
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,444,339	$2,444,339	$1,265

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
41	E-Mini S&P 500 Futures	Chicago Mercantile	March 2014	$3,774,050	$143,444

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$122,926,425	—	—	$122,926,425
Short-Term Securities.	5,160,138	$2,444,339	—	7,604,477

Total	$128,086,563	$2,444,339	—	$130,530,902

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$143,444	—	—	$143,444
2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$210,000	—	—	$210,000
Liabilities:
Collateral on securities loaned at value	—	$(2,444,339)	—	(2,444,339)

Total	$210,000	$(2,444,339)	—	$(2,234,339)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Statement of Assets and Liabilities

December 31, 2013	BlackRock Large Cap Growth V.I. Fund
Assets
Investments at value — unaffiliated (including securities loaned at value of $2,420,797) (cost — $90,061,585)	$122,926,425
Investments at value — affiliated (cost — $7,604,477)	7,604,477
Cash pledged for financial futures contracts	210,000
Variation margin receivable on financial futures contracts	12,813
Capital shares sold receivable	5,497
Dividends receivable — unaffiliated	124,213
Receivable from Manager	15,919
Income receivable — affiliated	5,319
Securities lending income receivable — affiliated	347
Dividends receivable — affiliated	244
Prepaid expenses	1,127

Total assets	130,906,381

Liabilities
Collateral on securities loaned at value	2,444,339
Capital shares redeemed payable	39,144
Investment advisory fees payable	68,554
Distribution fees payable	4,231
Officer’s and Directors’ fees payable	3,949
Other affiliates payable	281
Other accrued expenses payable	103,749

Total liabilities	2,664,247

Net Assets	$128,242,134

Net Assets Consist of
Paid-in capital	$93,733,116
Undistributed net investment income	1,166
Accumulated net realized gain	1,499,567
Net unrealized appreciation/depreciation	33,008,285

Net Assets	$128,242,134

Net Asset Value
Class I — Based on net assets of $107,378,038 and 7,553,298 shares outstanding, 100 million shares authorized, $0.10 par value	$14.22

Class III — Based on net assets of $20,864,096 and 1,475,108 shares outstanding, 100 million shares authorized, $0.10 par value	$14.14

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$1,750,099
Other income — affiliated	5,319
Securities lending — affiliated — net	1,265
Dividends — affiliated	1,118
Foreign taxes withheld	(6,937)

Total income	1,750,864

Expenses
Investment advisory.	736,018
Distribution — Class III	37,832
Transfer agent	5,682
Transfer agent — Class I	190,550
Transfer agent — Class III	29,672
Professional	64,431
Accounting services.	30,675
Officer and Directors	20,084
Custodian	6,805
Printing	4,131
Miscellaneous	9,743

Total expenses	1,135,623
Less fees waived by Manager	(1,994)
Less transfer agent fees reimbursed — Class I	(121,862)
Less transfer agent fees reimbursed — Class III	(19,094)

Total expenses after fees waived and reimbursed	992,673

Net investment income	758,191

Realized and Unrealized Gain
Net realized gain from:
Investments	10,950,812
Financial futures contracts	107,474

11,058,286

Net change in unrealized appreciation/depreciation on:
Investments.	21,474,531
Financial futures contracts	143,444

21,617,975

Total realized and unrealized gain	32,676,261

Net Increase in Net Assets Resulting from Operations	$33,434,452

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statements of Changes in Net Assets	BlackRock Large Cap Growth V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$758,191	$1,449,807
Net realized gain	11,058,286	8,364,876
Net change in unrealized appreciation/depreciation	21,617,975	4,924,235

Net increase in net assets resulting from operations	33,434,452	14,738,918

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(669,318)	(1,298,233)
Class III	(95,690)	(137,356)
Net realized gain:
Class I	(7,860,949)	(6,717,774)
Class III	(1,534,578)	(846,205)

Decrease in net assets resulting from dividends and distributions to shareholders	(10,160,535)	(8,999,568)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,661,965	(1,653,006)

Net Assets
Total increase in net assets	24,935,882	4,086,344
Beginning of year	103,306,252	99,219,908

End of year	$128,242,134	$103,306,252

Undistributed net investment income, end of year	$1,166	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.54	$10.99	$10.84	$9.45	$7.49

Net investment income[1]	0.09	0.17	0.09	0.07	0.05
Net realized and unrealized gain	3.82	1.48	0.19	1.38	1.96

Net increase from investment operations	3.91	1.65	0.28	1.45	2.01

Dividends and distributions from:[2]
Net investment income	(0.10)	(0.18)	(0.10)	(0.06)	(0.05)
Net realized gain	(1.13)	(0.92)	(0.03)	—	—

Total dividends and distributions	(1.23)	(1.10)	(0.13)	(0.06)	(0.05)

Net asset value, end of year	$14.22	$11.54	$10.99	$10.84	$9.45

Total Investment Return[3]
Based on net asset value	33.92%	15.22%	2.55%	15.38%	26.81%

Ratios to Average Net Assets
Total expenses	0.97%	0.91%	0.78%	0.75%	0.77%

Total expenses after fees waived and reimbursed	0.84%	0.82%	0.78%	0.75%	0.77%

Net investment income	0.70%	1.38%	0.81%	0.67%	0.63%

Supplemental Data
Net assets, end of year (000)	$107,378	$91,778	$90,543	$103,607	$159,615

Portfolio turnover	36%	102%	106%	171%	167%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$11.49	$10.96	$10.81	$9.43	$7.47

Net investment income[1]	0.06	0.14	0.07	0.05	0.03
Net realized and unrealized gain	3.79	1.46	0.19	1.37	1.96

Net increase from investment operations	3.85	1.60	0.26	1.42	1.99

Dividends and distributions from:[2]
Net investment income	(0.07)	(0.15)	(0.08)	(0.04)	(0.03)
Net realized gain	(1.13)	(0.92)	(0.03)	—	—

Total dividends and distributions	(1.20)	(1.07)	(0.11)	(0.04)	(0.03)

Net asset value, end of year	$14.14	$11.49	$10.96	$10.81	$9.43

Total Investment Return[3]
Based on net asset value	33.58%	14.82%	2.33%	15.10%	26.63%

Ratios to Average Net Assets
Total expenses	1.22%	1.16%	1.03%	1.00%	1.02%

Total expenses after fees waived and reimbursed	1.09%	1.08%	1.03%	1.00%	1.02%

Net investment income	0.45%	1.16%	0.65%	0.48%	0.39%

Supplemental Data
Net assets, end of year (000)	$20,864	$11,528	$8,677	$5,709	$3,438

Portfolio turnover	36%	102%	106%	171%	167%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ stock market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sales price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$157,232	$(157,232)	—
JP Morgan Securities LLC	2,263,565	(2,263,565)	—

Total	$2,420,797	$(2,420,797)	—

[1]

Collateral with a value of $2,444,339 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location		Value
Equity contracts	Net unrealized appreciation	[1]	$143,444

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain From
Equity contracts:
Financial futures contracts	$107,474

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$143,444

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	26
Average notional value of contracts purchased	$2,166,496

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,185 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $691 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $5,319 which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2013, the sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act was $146,134.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013, were $39,968,564 and $51,538,557, respectively.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$7,983
Accumulated net realized gain	$(7,983)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$2,868,351	$3,412,626
Long-term capital gains	7,292,184	5,586,942

Total	$10,160,535	$8,999,568

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$184,692
Undistributed long-term capital gains	1,522,982
Net unrealized gains[1]	32,801,344

Total	$34,509,018

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$97,730,725

Gross unrealized appreciation	$33,588,274
Gross unrealized depreciation	(788,097)

Net unrealized appreciation	$32,800,177

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2013, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class l
Shares sold	422,319	$5,511,908	331,811	$4,100,379
Shares issued in reinvestment of dividends and distributions	604,127	8,530,267	706,843	8,016,007
Shares redeemed	(1,429,595)	(18,794,788)	(1,318,000)	(16,298,158)

Net decrease	(403,149)	$(4,752,613)	(279,346)	$(4,181,772)

Class lll
Shares sold	563,172	$7,589,161	364,009	$4,487,918
Shares issued in reinvestment of dividends and distributions	116,116	1,630,268	87,114	983,561
Shares redeemed	(207,435)	(2,804,851)	(239,710)	(2,942,713)

Net increase	471,853	$6,414,578	211,413	$2,528,766

Total Net Increase (Decrease)	68,704	$1,661,965	(67,933)	$(1,653,006)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Growth V.I. Fund and the Board of Directors of the BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

An intentional underweight position in expensive, defensive segments of the market contributed positively to relative performance for the period. An analysis of real estate investment trusts (“REITs”), consumer staples, utilities and telecommunications in early 2013 suggested that valuations of these segments represented a premium relative to the rest of the market that was nearly as high as seen any time in almost 35 years. Accordingly, the Fund widened existing underweight positions and has remained mostly underweight to these groups as this valuation disparity appears to continue.

•

At the sector level, stock selection within industrials and materials contributed positively to relative performance. In industrials, an overweight position in airlines, namely United Continental Holdings, Inc., significantly boosted returns given favorable industry dynamics including consolidation and healthy industry pricing. Also adding value in the sector were positions in The Boeing Co., Ingersoll-Rand PLC and 3M Co. The Boeing Co. moved higher on solid business execution and financial results, as well as rising positive sentiment around both Boeing and the commercial aerospace cycle. The Fund’s investment in Ingersoll-Rand PLC boosted results as investors reacted favorably to the spin-off of the company’s commercial security business, and the holding in 3M Co. performed well as economic growth accelerated later in the year. The Fund’s lack of exposure to the poor-performing metals & mining industry provided the most significant lift in the materials sector. Relative performance was also aided by an overweight position in containerboard manufacturers, with holdings Rock-Tenn Co. (sold during the period) and Packaging Corp. of America recording strong gains as industry consolidation has led to improved competitive conditions and increased pricing power.

•

Conversely, stock selection in health care had a negative impact on relative returns, most notably in the pharmaceutical industry. Positioning in the providers & services industry was an additional source of weakness, particularly due to the Fund’s underweight position in for-profit health insurers, which posted strong gains during the period.

•

Elsewhere, selection decisions negatively affected results in energy, where investments in Suncor Energy, Inc. and PBF Energy, Inc. had the most significant negative impact. Shares of integrated oil & gas producer Suncor Energy, Inc. lagged early in the reporting period following a poor earnings report that included a significant profit miss and a substantial write-down on its early-stage Voyageur upgrader project. Meanwhile, refiner PBF Energy, Inc. was disproportionately affected by volatility in crude price differentials, which led to some operational shortfalls.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly increased exposure to the information technology (“IT”), financials and industrial sectors, while notably reducing its weightings in energy, as well as consumer staples and utilities.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweight positions in health care and IT, while utilities was the most significant underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	30%
Health Care	17
Information Technology	12
Energy	12
Industrials	12
Consumer Discretionary	9
Materials	4
Consumer Staples	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]

This unmanaged index measures the performance of the large cap value segment of the US equity universe and includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]		10 Years[5]
Class I4	16.74%	33.61%	13.34%		7.37%
Class II4	16.68	33.39	13.17		7.24	[6]
Class III[4]	16.54	33.16	12.93	[6]	7.04	[6]
Russell 1000® Value Index	14.34	32.53	16.67		7.58

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,167.40	$4.21	$1,000.00	$1,021.32	$3.92	0.77%
Class II	$1,000.00	$1,166.80	$5.35	$1,000.00	$1,020.27	$4.99	0.98%
Class III	$1,000.00	$1,165.40	$6.17	$1,000.00	$1,019.51	$5.75	1.13%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Large Cap Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
The Boeing Co.	8,000	$1,091,920
Raytheon Co.	11,825	1,072,527
Rockwell Collins, Inc.	4,200	310,464

		2,474,911
Airlines — 1.7%
United Continental Holdings, Inc. (a)	55,779	2,110,119
Auto Components — 1.7%
TRW Automotive Holdings Corp. (a)	27,098	2,015,820
Capital Markets — 2.0%
The Goldman Sachs Group, Inc.	13,748	2,436,970
Chemicals — 1.2%
Cabot Corp.	9,424	484,394
The Dow Chemical Co.	20,900	927,960

		1,412,354
Commercial Banks — 5.3%
Regions Financial Corp.	65,407	646,875
SunTrust Banks, Inc.	49,900	1,836,819
U.S. Bancorp	86,425	3,491,570
Wells Fargo & Co.	10,050	456,270

		6,431,534
Commercial Services & Supplies — 1.0%
Tyco International Ltd.	30,325	1,244,538
Communications Equipment — 2.7%
Brocade Communications Systems, Inc. (a)	58,800	521,556
Cisco Systems, Inc.	126,200	2,833,190

		3,354,746
Computers & Peripherals — 2.7%
Apple, Inc.	1,160	650,888
EMC Corp.	58,400	1,468,760
Western Digital Corp.	14,140	1,186,346

		3,305,994
Construction & Engineering — 0.5%
KBR, Inc.	20,380	649,918
Consumer Finance — 2.3%
Discover Financial Services	49,135	2,749,103
Containers & Packaging — 0.4%
Packaging Corp. of America	7,200	455,616
Diversified Financial Services — 12.3%
Bank of America Corp.	278,033	4,328,974
Berkshire Hathaway, Inc., Class B (a)	4,665	553,082
Citigroup, Inc.	83,268	4,339,095
JPMorgan Chase & Co.	90,966	5,319,692
The NASDAQ OMX Group, Inc.	10,825	430,835

		14,971,678
Diversified Telecommunication Services — 0.4%
AT&T Inc.	14,000	492,240
Electronic Equipment, Instruments & Components — 1.3%
Avnet, Inc.	21,900	966,009
TE Connectivity Ltd. (a)	11,400	628,254

		1,594,263
Energy Equipment & Services — 0.7%
Halliburton Co.	17,500	888,125
Food & Staples Retailing — 3.0%
CVS Caremark Corp.	50,455	3,611,064

Common Stocks	Shares	Value
Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	38,100	$1,460,373
Medtronic, Inc.	35,300	2,025,867

		3,486,240
Health Care Providers & Services — 4.5%
Aetna, Inc.	22,800	1,563,852
McKesson Corp.	6,300	1,016,820
UnitedHealth Group, Inc.	21,700	1,634,010
Universal Health Services, Inc., Class B	15,031	1,221,419

		5,436,101
Household Products — 0.6%
The Procter & Gamble Co.	9,000	732,690
Industrial Conglomerates — 3.7%
3M Co.	19,075	2,675,269
General Electric Co.	66,375	1,860,491

		4,535,760
Insurance — 8.4%
Allied World Assurance Co. Holdings AG	4,300	485,083
American Financial Group, Inc.	16,300	940,836
American International Group, Inc.	66,200	3,379,510
The Chubb Corp.	18,425	1,780,408
Genworth Financial, Inc., Class A (a)	37,800	587,034
HCC Insurance Holdings, Inc.	16,525	762,463
The Travelers Cos., Inc.	26,140	2,366,716

		10,302,050
Internet Software & Services — 1.2%
AOL, Inc. (a)	14,700	685,314
Yahoo!, Inc. (a)	20,400	824,976

		1,510,290
IT Services — 0.8%
DST Systems, Inc.	9,500	862,030
Total System Services, Inc.	4,700	156,416

		1,018,446
Machinery — 2.9%
Ingersoll-Rand PLC	32,210	1,984,136
Oshkosh Corp.	7,600	382,888
Parker Hannifin Corp.	8,736	1,123,799

		3,490,823
Media — 3.8%
Comcast Corp., Class A	61,300	3,185,455
Twenty-First Century Fox, Inc., Class A	40,439	1,422,644

		4,608,099
Multiline Retail — 1.2%
Dillard’s, Inc., Class A	6,425	624,574
Macy’s, Inc.	16,100	859,740

		1,484,314
Oil, Gas & Consumable Fuels — 11.3%
Antero Resources Corp. (a)	1,090	69,150
Chevron Corp.	20,420	2,550,662
Exxon Mobil Corp.	46,700	4,726,040
Marathon Petroleum Corp.	25,479	2,337,189
PBF Energy, Inc., Class A	25,796	811,542
Suncor Energy, Inc.	70,895	2,484,870
Tesoro Corp.	13,489	789,107

		13,768,560

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paper & Forest Products — 2.4%
Domtar Corp.	16,725	$1,577,837
International Paper Co.	26,540	1,301,256

		2,879,093
Pharmaceuticals — 9.2%
AbbVie, Inc.	17,200	908,332
Eli Lilly & Co.	22,925	1,169,175
Johnson & Johnson	7,775	712,112
Merck & Co., Inc.	76,105	3,809,055
Pfizer, Inc.	149,900	4,591,437

		11,190,111
Semiconductors & Semiconductor Equipment — 1.2%
Applied Materials, Inc.	85,650	1,515,149
Software — 2.2%
Activision Blizzard, Inc.	23,000	410,090
CA, Inc.	15,000	504,750
Oracle Corp.	33,880	1,296,249
Symantec Corp.	21,400	504,612

		2,715,701
Specialty Retail — 2.0%
Lowe’s Cos., Inc.	50,400	2,497,320
Total Long-Term Investments
(Cost — $87,561,502) — 99.5%		121,369,740

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	722,380	$722,380
Total Short-Term Securities
(Cost — $722,380) — 0.6%		722,380
Total Investments (Cost — $88,283,882) — 100.1%		122,092,120
Liabilities in Excess of Other Assets — (0.1)%		(98,404)

Net Assets — 100.0%		$121,993,716

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	748,306	(25,926)	722,380	$1,837
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$2,828

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$121,369,740	—	—	$121,369,740
Short-Term Securities	722,380	—	—	722,380
Total	$122,092,120	—	—	$122,092,120

[1]	See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of December 31, 2013, cash of $55 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Statement of Assets and Liabilities

December 31, 2013	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (cost — $87,561,502)	$121,369,740
Investments at value — affiliated (cost — $722,380)	722,380
Cash	55
Capital shares sold receivable	56
Dividends receivable — unaffiliated	144,073
Receivable from Manager	26,381
Income receivable — affiliated	1,108
Dividends receivable — affiliated	122
Prepaid expenses	1,648

Total assets	122,265,563

Liabilities
Investments purchased payable	17,602
Capital shares redeemed payable	73,617
Investment advisory fees payable	65,857
Transfer agent fees payable	57,590
Professional fees payable	38,820
Officer’s and Directors’ fees payable	3,975
Distribution fees payable	1,029
Other affiliates payable	279
Other accrued expenses payable	13,078

Total liabilities	271,847

Net Assets	$121,993,716

Net Assets Consist of
Paid-in capital	$88,630,943
Accumulated net realized loss	(445,465)
Net unrealized appreciation/depreciation	33,808,238

Net Assets	$121,993,716

Net Asset Value
Class I — Based on net assets of $115,093,704 and 8,704,139 shares outstanding, 100 million shares authorized, $0.10 par value	$13.22

Class II — Based on net assets of $5,324,253 and 401,855 shares outstanding, 100 million shares authorized, $0.10 par value	$13.25

Class III — Based on net assets of $1,575,759 and 120,113 shares outstanding, 100 million shares authorized, $0.10 par value	$13.12

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$2,154,443
Securities lending — affiliated — net	2,828
Dividends — affiliated	1,837
Other income — affiliated	1,108
Foreign taxes withheld	(7,591)

Total income	2,152,625

Expenses
Investment advisory	856,833
Distribution — Class II	7,188
Distribution — Class III	3,598
Transfer agent	6,871
Transfer agent — Class I	212,712
Transfer agent — Class II	8,243
Transfer agent — Class III	2,874
Professional	60,561
Accounting services	30,730
Officer and Directors	20,085
Custodian	18,417
Printing	3,270
Miscellaneous	10,227

Total expenses	1,241,609
Less fees waived by Manager	(116,122)
Less transfer agent fees reimbursed — Class I	(212,712)
Less transfer agent fees reimbursed — Class II	(5,849)
Less transfer agent fees reimbursed — Class III	(1,293)

Total expenses after fees waived and reimbursed	905,633

Net investment income	1,246,992

Realized and Unrealized Gain
Net realized gain from:
Investments	9,677,324
Financial futures contracts	32,353

9,709,677

Net change in unrealized appreciation/depreciation on investments	21,903,430

Total realized and unrealized gain	31,613,107

Net Increase in Net Assets Resulting from Operations	$32,860,099

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statements of Changes in Net Assets	BlackRock Large Cap Value V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$1,246,992	$1,482,888
Net realized gain	9,709,677	9,210,947
Net change in unrealized appreciation/depreciation	21,903,430	2,663,300

Net increase in net assets resulting from operations	32,860,099	13,357,135

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(1,278,085)	(1,434,472)
Class II	(49,280)	(46,529)
Class III	(14,597)	(11,056)
Net realized gain:
Class I	(7,663,096)	—
Class II	(352,924)	—
Class III	(119,242)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(9,477,224)	(1,492,057)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,815,851)	(11,737,652)

Net Assets
Total increase in net assets	19,567,024	127,426
Beginning of year	102,426,692	102,299,266

End of year	$121,993,716	$102,426,692

Undistributed net investment income, end of year	—	$82,951

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.73	$9.59	$9.80	$9.13	$8.11

Net investment income[1]	0.14	0.15	0.12	0.10	0.13
Net realized and unrealized gain (loss)	3.46	1.15	(0.19)	0.68	1.03

Net increase (decrease) from investment operations	3.60	1.30	(0.07)	0.78	1.16

Dividends and distributions from:[2]
Net investment income	(0.16)	(0.16)	(0.14)	(0.11)	(0.14)
Net realized gain	(0.95)	—	—	—	—

Total dividends and distributions	(1.11)	(0.16)	(0.14)	(0.11)	(0.14)

Net asset value, end of year	$13.22	$10.73	$9.59	$9.80	$9.13

Total Investment Return[3]
Based on net asset value	33.61%	13.58%	(0.76)%	8.61%	14.33%

Ratios to Average Net Assets
Total expenses	1.08%	1.01%	0.88%	0.86%	0.89%

Total expenses after fees waived and reimbursed	0.78%	0.82%	0.88%	0.86%	0.89%

Net investment income	1.10%	1.41%	1.13%	1.08%	1.66%

Supplemental Data
Net assets, end of year (000)	$115,094	$97,758	$98,462	$121,090	$137,262

Portfolio turnover	41%	114%	117%	161%	143%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.75	$9.60	$9.81	$9.14	$8.12

Net investment income[1]	0.11	0.12	0.11	0.09	0.12
Net realized and unrealized gain (loss)	3.47	1.16	(0.19)	0.68	1.03

Net increase (decrease) from investment operations	3.58	1.28	(0.08)	0.77	1.15

Dividends and distributions from:[2]
Net investment income	(0.13)	(0.13)	(0.13)	(0.10)	(0.13)
Net realized gain	(0.95)	—	—	—	—

Total dividends and distributions	(1.08)	(0.13)	(0.13)	(0.10)	(0.13)

Net asset value, end of year	$13.25	$10.75	$9.60	$9.81	$9.14

Total Investment Return[3]
Based on net asset value	33.39%	13.35%	(0.89)%	8.47%	14.19%

Ratios to Average Net Assets
Total expenses	1.20%	1.18%	1.03%	1.01%	1.05%

Total expenses after fees waived and reimbursed	0.98%	1.00%	1.03%	1.00%	1.05%

Net investment income	0.90%	1.22%	0.99%	0.96%	1.40%

Supplemental Data
Net assets, end of year (000)	$5,324	$3,682	$2,909	$2,239	$1,899

Portfolio turnover	41%	114%	117%	161%	143%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Year Ended December 31,				Period January 27, 2009[1] to December 31, 2009
	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of period	$10.66	$9.52	$9.74	$9.07	$7.63

Net investment income[2]	0.09	0.12	0.10	0.08	0.08
Net realized and unrealized gain (loss)	3.44	1.14	(0.20)	0.69	1.50

Net increase from investment operations	3.53	1.26	(0.10)	0.77	1.58

Dividends and distributions from:[3]
Net investment income	(0.12)	(0.12)	(0.12)	(0.10)	(0.14)
Net realized gain	(0.95)	—	—	—	—

Total dividends and distributions	(1.07)	(0.12)	(0.12)	(0.10)	(0.14)

Net asset value, end of period	$13.12	$10.66	$9.52	$9.74	$9.07

Total Investment Return[4]
Based on net asset value	33.16%	13.26%	(1.09)%	8.46%	20.67%[5]

Ratios to Average Net Assets
Total expenses	1.33%	1.26%	1.13%	1.10%	1.15%[6]

Total expenses after fees waived and reimbursed	1.14%	1.15%	1.13%	1.10%	1.15%[6]

Net investment income	0.74%	1.13%	0.93%	0.85%	0.99%[6]

Supplemental Data
Net assets, end of period (000)	$1,576	$987	$928	$607	$212

Portfolio turnover	41%	114%	117%	161%	143%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 seperate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on January 27, 2009.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ stock market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sales price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in the value of equity

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain From
Equity contracts:
Financial futures contracts	$32,353

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	3
Average notional value of contracts purchased	$259,886

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount of $1,878 is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,158 for certain accounting services, which is shown as accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”),

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. In addition BlackRock has voluntarily agreed to waive 0.10% of its management fee. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2013, the amount included in fees waived by Manager was $114,244. These voluntary waivers and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $4,547 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $1,108 which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013, were $46,073,703 and $58,057,507, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the reclassification of distributions were reclassified to the following accounts:

Distributions in excess of net investment income	$12,019
Accumulated net realized loss	$(12,019)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$4,664,591	$1,492,057
Long-term capital gains	4,812,633	—

Total	$9,477,224	$1,492,057

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$588,134
Undistributed long-term capital gains	974,009
Net unrealized gains[1]	31,800,630

Total	$33,362,773

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$90,291,491

Gross unrealized appreciation	$32,375,395
Gross unrealized depreciation	(574,766)

Net unrealized appreciation	$31,800,629

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market

(market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class l
Shares sold	236,875	$2,950,888	200,594	$1,989,544
Shares issued in reinvestment of dividends	680,295	8,941,181	136,423	1,434,472
Shares redeemed	(1,326,356)	(16,728,738)	(1,492,225)	(15,352,968)

Net decrease	(409,186)	$(4,836,669)	(1,155,208)	$(11,928,952)

Class ll
Shares sold	242,343	$2,949,443	482,717	$4,856,518
Shares issued in reinvestment of dividends	30,534	402,204	4,429	46,529
Shares redeemed	(213,552)	(2,657,091)	(447,697)	(4,654,575)

Net increase	59,325	$694,556	39,449	$248,472

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class lll
Shares sold	49,308	$602,306	46,968	$489,785
Shares issued in reinvestment of dividends	10,261	133,838	1,059	11,056
Shares redeemed	(32,046)	(409,882)	(52,934)	(558,013)

Net Increase (Decrease)	27,523	$326,262	(4,907)	$(57,172)

Total Net Decrease	(322,338)	$(3,815,851)	(1,120,666)	$(11,737,652)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Effective January 22, 2013, the Fund changed its name from “BlackRock Balanced Capital V.I. Fund” to “BlackRock Managed Volatility V.I. Fund” and changed its principal investment strategies. Under the new strategy, the Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund may also invest a significant portion of its assets in affiliated and unaffiliated ETFs and mutual funds. In addition, the Fund changed the components of its customized weighted benchmark from the Russell 1000® Index (60%)/Barclays US Aggregate Bond Index (40%) to the MSCI All Country World Index (“ACWI”) (60%)/Citigroup World Government Bond Index (“WGBI”) (hedged into USD) (40%). Effective May 31, 2013 the Fund changed its benchmark from the MSCI ACWI (60%)/Citigroup WGBI (hedged into USD) (40%) to MSCI ACWI (50%)/ Citigroup WGBI (hedged into USD) (50%). Fund management believes that this change in the weightings of the customized performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2013, the Fund outperformed its blended benchmark (50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)) and underperformed its former blended benchmarks (60% MSCI ACWI/40% Citigroup WGBI (hedged into USD)) and (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index). The following discussion of relative performance pertains to the relevant blended benchmark for each respective time period.

What factors influenced performance?

•

The Fund’s outperformance both before and after its strategy change relative to the former and current blended benchmarks, respectively, was attributable to an overweight position in equities relative to fixed income. Risk assets, particularly equities, moved higher during the period while core fixed income sold off due to a steady rise in interest rates.

•

Within equities, a bias toward the United States was a large contributor to relative results as domestic equities outperformed international markets in a strong regional divergence. The Fund’s overweight in Germany versus broader international equity markets had a positive impact on results as German stocks outperformed. In US stocks, active sector overweights in financials, health care and industrials boosted returns. Within fixed income, an overweight to high yield credit contributed positively to performance as credit markets generally performed well during the period.

•

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s derivatives positions had a positive impact on performance.

•

The Fund typically holds a cash balance to cover its derivative positions. During the period, the Fund’s underweight to fixed income in favor of cash and cash equivalents resulted in an elevated cash position. The Fund’s high cash balance had a positive impact on relative performance for the period as rising interest rates caused core fixed income assets to generate negative returns.

•

Detracting from relative performance was the Fund’s overweight position in emerging market equities in the earlier part of the period. Emerging markets significantly lagged developed markets due to concerns about slowing growth in the larger developing countries, particularly China and Brazil, as well as concerns about investor outflows resulting from reduced global central bank support. The Fund’s overweight position in

Mexico especially hurt results as Mexican stocks underperformed both developed and emerging equity markets broadly.

•

In developed markets, an overweight to US information technology (“IT”) stocks detracted from performance as this sector underperformed the broader US equity rally. Despite the strong performance of Japanese equities in the beginning of 2013, an overweight to Japan ultimately detracted from performance for the period as Japanese equities underperformed the broader international developed markets in the latter part of the period. However, this was partially offset by the positive impact of the Fund’s underweight to the Japanese yen when the currency weakened against the US dollar.

Describe recent portfolio activity.

•

The Fund reduced its exposure to broad emerging markets equities in light of deteriorating growth prospects in the larger developing countries and the continued underperformance of these assets relative to developed equity markets. The Fund used these proceeds largely to increase its allocation to US equities; however, the Fund also initiated a position in Mexican equities predicated on the nation’s strong demographic and labor trends, proximity and ties to US market strength and accommodative monetary policy. However, the Mexican position was later closed as broad emerging markets continued to come under pressure.

•

In developed equity markets, the Fund initiated an overweight position in US financials given the likelihood that the sector would benefit from continued signs of a rebound in the housing market, and closed its tactical overweights to US industrials and health care on the back of strong performance in these sectors. Additionally, the Fund initiated an overweight to Japanese equities and an underweight to the yen in April, after reforms to ignite the stagnant economy began to take hold. Ultimately, the Fund maintained the Japanese overweight for the majority of the period before reducing the position in December. In August, the Fund initiated an overweight to European equities given the region’s improving economic data and depressed equity valuations relative to the US.

•

Within fixed income, the Fund favored credit sectors and cash relative to core bonds. The Fund held overweights to high yield and investment grade corporate credit as these sectors offered relatively attractive yields versus higher-quality fixed income assets. The Fund also held cash to reduce duration risk amid expectations of higher interest rates.

Describe portfolio positioning at period end.

•	Relative to the blended benchmark, the Fund ended the period overweight in equities and cash and cash equivalents and underweight in fixed income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
Investment Companies	65%
Common Stocks	34
Non-Agency Mortgage-Backed Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[2] The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments.
[3] This is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]

This customized weighted index is comprised of the returns of the 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD). Effective May 31, 2013, the Fund now uses this index as its benchmark rather than 60% MSCI ACWI/40% Citigroup WGBI (hedged in USD) Index because Fund management believes it is more relevant to the Fund’s new investment strategies.

[6]	This unmanaged index measures the performance of the large cap segment of the US equity universe, representing approximately 92% of the Russell 3000® Index.

[7]

This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

[8]

This customized weighted index is comprised of the returns of the 60% Russell 1000® Index/40% Barclays US Aggregate Bond Index. Effective January 22, 2013, the Fund no longer used this as its benchmark.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[10]	1 Year[10]	5 Years[10]	10 Years[10]
Class I9	9.65%	12.62%	10.51%	4.91%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	8.14	11.06	9.20	6.10
MSCI ACWI	15.79	22.80	14.92	7.17
Citigroup WGBI (hedged into USD)	0.84	0.21	2.89	4.23
60% MSCI ACWI/40% Citigroup WGBI (hedged into USD)	9.64	13.34	10.40	6.38
Barclays US Aggregate Bond Index	0.43	(2.02)	4.44	4.55
Russell 1000® Index	16.86	33.11	18.59	7.78
60% Russell 1000® Index/40% Barclays US Aggregate Bond Index	10.08	17.95	13.09	6.78

[9]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[10]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[12]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[11]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[11]	Annualized Expense Ratio
Class I	$1,000.00	$1,096.50	$6.39	$1,000.00	$1,019.11	$6.16	1.21%

[11]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[12]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage and borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Derivative Financial Instruments	BlackRock Managed Volatility V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments December 31, 2013	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.07%, 10/25/34 (a)	$7	$6,951
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.77%, 12/25/34 (a)	8	7,225
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.43%, 6/25/35 (a)	18	18,074
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.45%, 4/25/35 (a)	3	2,911
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.67%, 9/25/34 (a)	15	10,560
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.47%, 1/25/35 (a)	16	15,053
Total Asset-Backed Securities — 0.3%		60,774

Common Stocks	Shares
Aerospace & Defense — 0.8%
The Boeing Co.	419	57,189
Exelis, Inc.	933	17,783
Northrop Grumman Corp.	642	73,580
Raytheon Co.	363	32,924

		181,476
Airlines — 0.1%
Copa Holdings SA, Class A	144	23,056
Auto Components — 0.3%
Lear Corp.	712	57,651
TRW Automotive Holdings Corp. (b)	48	3,571

		61,222
Beverages — 0.0%
Monster Beverage Corp. (b)	90	6,099
Biotechnology — 0.9%
Amgen, Inc.	829	94,639
Celgene Corp. (b)	99	16,727
Gilead Sciences, Inc. (b)	845	63,502
United Therapeutics Corp. (b)	365	41,274

		216,142
Building Products — 0.0%
Ply Gem Holdings, Inc. (b)	29	523
Capital Markets — 0.2%
The Goldman Sachs Group, Inc.	79	14,004
Morgan Stanley	889	27,879
SEI Investments Co.	248	8,613

Common Stocks	Shares	Value
Capital Markets (concluded)
Waddell & Reed Financial, Inc., Class A	111	$7,228

		57,724
Chemicals — 0.9%
Eastman Chemical Co.	562	45,353
LyondellBasell Industries NV, Class A	799	64,144
NewMarket Corp.	36	12,029
PPG Industries, Inc.	384	72,829
The Valspar Corp.	187	13,331
Westlake Chemical Corp.	138	16,846

		224,532
Commercial Banks — 0.4%
BB&T Corp.	156	5,822
BOK Financial Corp.	18	1,194
Wells Fargo & Co.	2,177	98,836

		105,852
Commercial Services & Supplies — 0.0%
Rollins, Inc.	75	2,272
Communications Equipment — 0.7%
Cisco Systems, Inc.	3,935	88,341
QUALCOMM, Inc.	1,143	84,868

		173,209
Computers & Peripherals — 0.8%
Apple Inc.	329	184,605
Construction Materials — 0.0%
Martin Marietta Materials, Inc.	64	6,396
Consumer Finance — 0.2%
Capital One Financial Corp.	607	46,502
Containers & Packaging — 0.0%
Avery Dennison Corp.	122	6,123
Distributors — 0.0%
Genuine Parts Co.	78	6,489
Diversified Consumer Services — 0.1%
Service Corp. International	946	17,151
Diversified Financial Services — 1.5%
Bank of America Corp.	1,849	28,789
Berkshire Hathaway, Inc., Class B (b)	411	48,728
Citigroup, Inc.	2,326	121,208
JPMorgan Chase & Co.	2,334	136,492
The NASDAQ OMX Group, Inc.	542	21,572

		356,789
Diversified Telecommunication Services — 0.8%
AT&T Inc.	1,934	67,999
Verizon Communications, Inc.	2,339	114,938

		182,937

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	GBP British Pound JPY Japanese Yen	S&P Standard & Poor’s USD US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Electric Utilities — 0.3%
American Electric Power Co, Inc.	1,449	$67,726
FirstEnergy Corp.	159	5,244

		72,970
Electronic Equipment, Instruments & Components — 0.0%
Tech Data Corp. (b)	117	6,037
Energy Equipment & Services — 0.6%
Halliburton Co.	755	38,316
Schlumberger Ltd.	1,215	109,484

		147,800
Food & Staples Retailing — 0.7%
CVS Caremark Corp.	1,194	85,455
The Kroger Co.	1,731	68,426
Whole Foods Market, Inc.	97	5,609

		159,490
Food Products — 0.4%
Bunge Ltd.	246	20,199
Kraft Foods Group, Inc.	1,080	58,234
Mead Johnson Nutrition Co.	79	6,617
WhiteWave Foods Co., Class A (b)	722	16,563

		101,613
Gas Utilities — 0.1%
AGL Resources, Inc.	494	23,332
Health Care Equipment & Supplies — 0.4%
Baxter International, Inc.	1,102	76,644
Edwards Lifesciences Corp. (b)	13	855
Sirona Dental Systems, Inc. (b)	143	10,039

		87,538
Health Care Providers & Services — 0.7%
Cardinal Health, Inc.	543	36,278
Health Net, Inc. (b)	495	14,687
McKesson Corp.	42	6,779
VCA Antech, Inc. (b)	1,696	53,187
WellPoint, Inc.	569	52,570

		163,501
Hotels, Restaurants & Leisure — 0.6%
Domino’s Pizza, Inc.	777	54,118
McDonald’s Corp.	669	64,913
Starbucks Corp.	309	24,221

		143,252
Household Products — 0.2%
Colgate-Palmolive Co.	90	5,869
The Procter & Gamble Co.	428	34,843

		40,712
Industrial Conglomerates — 0.2%
General Electric Co.	1,668	46,754
Insurance — 1.1%
ACE Ltd.	676	69,986
The Allstate Corp.	1,325	72,265
American International Group, Inc.	275	14,039
CNA Financial Corp.	1,481	63,520
The Travelers Cos., Inc.	419	37,936

		257,746
Internet & Catalog Retail — 0.3%
priceline.com, Inc. (b)	72	83,693
Internet Software & Services — 0.6%
Google, Inc., Class A (b)	108	121,037

Common Stocks	Shares	Value
Internet Software & Services (concluded)
IAC/InterActiveCorp	199	$13,669
Monster Worldwide, Inc. (b)	329	2,346

		137,052
IT Services — 0.8%
Automatic Data Processing, Inc.	76	6,142
International Business Machines Corp.	484	90,784
MasterCard, Inc., Class A	117	97,749

		194,675
Leisure Equipment & Products — 0.2%
Polaris Industries, Inc.	268	39,031
Life Sciences Tools & Services — 0.2%
Life Technologies Corp. (b)	65	4,927
Quintiles Transnational Holdings, Inc. (b)	138	6,395
Waters Corp. (b)	450	45,000

		56,322
Machinery — 0.5%
AGCO Corp.	560	33,146
CNH Industrial NV (b)	1,113	12,633
Timken Co.	145	7,985
Valmont Industries, Inc.	428	63,823

		117,587
Marine — 0.1%
Matson, Inc.	1,156	30,183
Media — 1.1%
CBS Corp., Class B	711	45,319
Comcast Corp., Class A	1,156	60,072
DIRECTV (b)	695	48,018
Lions Gate Entertainment Corp.	405	12,822
Omnicom Group, Inc.	99	7,363
Regal Entertainment Group, Class A	1,491	29,000
Viacom, Inc., Class B	742	64,806

		267,400
Multi-Utilities — 0.3%
DTE Energy Co.	407	27,021
Vectren Corp.	983	34,897

		61,918
Office Electronics — 0.1%
Xerox Corp.	1,386	16,868
Oil, Gas & Consumable Fuels — 2.2%
Anadarko Petroleum Corp.	507	40,215
Chevron Corp.	411	51,338
ConocoPhillips	566	39,988
Devon Energy Corp.	671	41,515
EOG Resources, Inc.	138	23,162
Exxon Mobil Corp.	1,060	107,272
Marathon Petroleum Corp.	439	40,269
Occidental Petroleum Corp.	934	88,823
Phillips 66	663	51,137
SM Energy Co.	107	8,893
Valero Energy Corp.	939	47,326

		539,938
Paper & Forest Products — 0.2%
Domtar Corp.	57	5,377
International Paper Co.	751	36,821

		42,198
Personal Products — 0.2%
Nu Skin Enterprises, Inc., Class A	405	55,979

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Pharmaceuticals — 1.7%
AbbVie, Inc.	1,730	$91,361
Eli Lilly & Co.	1,275	65,025
Johnson & Johnson	1,727	158,176
Pfizer, Inc.	2,126	65,119
Zoetis, Inc.	1,232	40,274

		419,955
Professional Services — 0.2%
Manpowergroup, Inc.	583	50,056
Real Estate Investment Trusts (REITs) — 0.5%
Camden Property Trust	137	7,793
CBL & Associates Properties, Inc.	508	9,124
Equity Lifestyle Properties, Inc.	574	20,796
Host Hotels & Resorts, Inc.	3,428	66,640
Ventas, Inc.	111	6,358
WP Carey, Inc.	262	16,074

		126,785
Road & Rail — 0.1%
Union Pacific Corp.	172	28,896
Semiconductors & Semiconductor Equipment — 0.6%
Altera Corp.	1,273	41,411
Maxim Integrated Products, Inc.	1,627	45,410
NXP Semiconductor NV (b)	1,223	56,160
Skyworks Solutions, Inc. (b)	362	10,339
		153,320
Software — 1.0%
Activision Blizzard, Inc.	1,785	31,827
Citrix Systems, Inc. (b)	405	25,616
Fortinet, Inc. (b)	338	6,466
Microsoft Corp.	4,521	169,221
TIBCO Software, Inc. (b)	452	10,161

		243,291
Specialty Retail — 0.8%
GameStop Corp., Class A	907	44,679
The Home Depot, Inc.	564	46,440
Lowe’s Cos., Inc.	451	22,347
Murphy USA, Inc. (b)	850	35,326
Sears Hometown and Outlet Stores, Inc. (b)	528	13,464
Urban Outfitters, Inc. (b)	1,017	37,731

		199,987
Textiles, Apparel & Luxury Goods — 0.4%
Michael Kors Holdings Ltd. (b)	236	19,161
NIKE, Inc., Class B	860	67,630

		86,791
Tobacco — 0.7%
Lorillard, Inc.	1,249	63,299
Philip Morris International, Inc.	347	30,234
Reynolds American, Inc.	1,317	65,837

		159,370
Trading Companies & Distributors — 0.3%
Air Lease Corp.	1,862	57,871
W.W. Grainger, Inc.	26	6,641

		64,512
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.	854	22,016
Total Common Stocks — 26.2%		6,307,667

Investment Companies	Shares	Value
Financial Select Sector SPDR Fund	66,618	$1,456,269
iShares Barclays 1-3 Year Credit Bond ETF (c)	10,156	1,071,052
iShares Core Total U.S. Bond Market ETF (c)	24,611	2,619,349
iShares MSCI EAFE ETF (c)	18,186	1,219,553
iShares MSCI Emerging Markets ETF (c)	22,585	943,375
iShares MSCI Mexico Capped ETF (c)	1,037	70,516
SPDR Barclays International Treasury Bond ETF	80,574	4,652,343
Total Investment Companies — 49.9%		12,032,457

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	$35	26,958
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)	31	30,458
Series 2011-5R, Class 2A1, 2.56%, 8/27/46 (a)	26	24,187
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (a)	7	7,012
Total Non-Agency Mortgage-Backed Securities — 0.4%		88,615
Total Long-Term Investments (Cost — $17,929,524) — 76.8%		18,489,513

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	4,965,981	4,965,981
Total Short-Term Securities (Cost — $4,965,981) — 20.6%		4,965,981
Total Investments (Cost — $22,895,505) — 97.4%		23,455,494
Other Assets Less Liabilities — 2.6%		636,550

Net Assets — 100.0%		$24,092,044

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Non-income producing security.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Shares Purchased		Shares Sold	Shares Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	397,476	4,568,505	[1]	—	4,965,981	$4,965,981	$1,647	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—		—	—	—	$2	—
iShares Barclays 1-3 Year Credit Bond ETF	—	17,612		(7,456)	10,156	$1,071,052	$12,658	$(1,680)
iShares Core Total U.S. Bond Market ETF	—	29,276		(4,665)	24,611	$2,619,349	$57,827	$(1,636)
iShares iBoxx $ High Yield Corporate Bond ETF	—	16,889		(16,889)	—	—	$21,764	$790
iShares MSCI EAFE ETF	—	34,905		(16,719)	18,186	$1,219,553	$30,975	$53,983
iShares MSCI EAFE Minimum Volatility ETF	—	9,795		(9,795)	—	—	—	$61,174
iShares MSCI Emerging Markets ETF	—	70,968		(48,383)	22,585	$943,375	$20,527	$(150,658)
iShares MSCI Emerging Markets Minimum Volatility ETF	—	8,812		(8,812)	—	—	—	$2,513
iShares MSCI Mexico Capped Investable Market ETF	—	14,944		(13,907)	1,037	$70,516	$4,354	$(34,565)
iShares MSCI USA Minimum Volatility ETF	—	17,911		(17,911)	—	—	$2,187	$66,322

[1]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
3	DAX Index	Eurex	March 2014	USD	991,075	$57,980
15	E-Mini NASDAQ 100 Index	Chicago Mercantile	March 2014	USD	1,075,125	38,541
46	Euro STOXX 50 Index	Eurex	March 2014	USD	1,966,818	118,232
8	FTSE 100 Index Futures	NYSE Liffe	March 2014	USD	887,262	40,454
2	GBP Currency Futures	Chicago Mercantile	March 2014	USD	206,975	1,507
5	Nikkei 225 Index	Osaka Securities	March 2014	USD	771,532	34,734
1	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	123,047	(2,351)
(26)	E-Mini S&P 500 Futures	Chicago Mercantile	March 2014	USD	2,393,300	(94,059)
(7)	Euro Currency Futures	Chicago Mercantile	March 2014	USD	1,206,450	(2,252)
(11)	JPY Currency Futures	Chicago Mercantile	March 2014	USD	1,306,662	32,624
(10)	MCSI Emerging Markets E-Mini Index	NYSE Liffe	March 2014	USD	508,400	(16,424)
Total						$208,986

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$60,774	—	$60,774
Common Stocks	$6,307,667	—	—	6,307,667
Investment Companies	12,032,457	—	—	12,032,457
Non-Agency Mortgage-Backed Securities	—	88,615	—	88,615
Short-Term Securities	4,965,981	—	—	4,965,981
Total	$23,306,105	$149,389	—	$23,455,494

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$289,941	—	—	$289,941
Foreign currency exchange contracts	34,131	—	—	34,131
Liabilities:
Equity contracts	(110,483)	—	—	(110,483)
Foreign currency exchange contracts	(2,252)	—	—	(2,252)
Interest rate contracts	(2,351)	—	—	(2,351)
Total	$208,986	—	—	$208,986

[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$64,791	—	—	$64,791
Foreign currency at value	51,201	—	—	51,201
Cash pledged for financial futures contracts	564,000	—	—	564,000
Total	$679,992	—	—	$679,992

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (cost — $12,015,800)	$12,565,668
Investments at value — affiliated (cost — $10,879,705)	10,889,826
Cash	64,791
Cash pledged for financial futures contracts	564,000
Foreign currency at value (cost — $51,041)	51,201
Variation margin on financial futures contracts	9,805
Investments sold receivable	234,687
Dividends receivable — affiliated	6,417
Dividends receivable — unaffiliated	15,470
Receivable from Manager	7,853
Interest receivable	324
Income receivable — affiliated	999
Prepaid expenses	82

Total assets	24,411,123

Liabilities
Investments purchased payable	230,857
Professional fees payable	27,826
Capital shares redeemed payable	932
Investment advisory fees payable	6,700
Officer’s and Directors’ fees payable	5,902
Variation margin payable on financial futures contracts	15,070
Other affiliates payable	60
Other accrued expenses payable	31,732

Total liabilities	319,079

Net Assets	$24,092,044

Net Assets Consist of
Paid-in capital	$23,127,928
Distributions in excess of net investment income	(1,836)
Accumulated net realized gain	196,315
Net unrealized appreciation/depreciation	769,637

Net Assets	$24,092,044

Net Asset Value
Class I — Based on net assets of $24,092,044 and 1,672,144 shares outstanding, 100 million shares authorized, $0.10 par value	$14.41

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Statement of Operations

Year Ended December 31, 2013	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — unaffiliated	$235,606
Dividends — affiliated	151,941
Interest	22,783
Other income — affiliated	16,165
Foreign taxes withheld	(100)

Total income	426,395

Expenses
Investment advisory	137,606
Professional	156,877
Transfer agent	55,010
Custodian	26,994
Printing	24,454
Officer and Directors	18,401
Accounting services	7,270
Miscellaneous	19,291

Total expenses excluding interest expense	445,903
Interest expense	60

Total expenses	445,963
Less fees waived by Manager	(85,644)
Less transfer agent fees reimbursed	(49,873)
Less expenses reimbursed by Manager	(1,526)

Total expenses after fees waived and/or reimbursed	308,920

Net investment income	117,475

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,412,563
Investments — affiliated	(3,757)
Options written	774
Financial futures contracts	646,388
Swaps	(14,336)
Foreign currency transactions	29,199

4,070,831

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(1,473,599)
Investments — affiliated	10,221
Options written	10,316
Financial futures contracts	195,351
Swaps	15,113
Foreign currency translations	(908)

(1,243,506)

Total realized and unrealized gain	2,827,325

Net Increase in Net Assets Resulting from Operations	$2,944,800

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$117,475	$400,862
Net realized gain	4,070,831	1,208,684
Net change in unrealized appreciation/depreciation	(1,243,506)	928,641

Net increase in net assets resulting from operations	2,944,800	2,538,187

Dividends and Distributions to Shareholders From[1]
Net investment income	(209,940)	(367,153)
Net realized gain	(671,195)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(881,135)	(367,153)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,946,789)	(3,055,594)

Net Assets
Total decrease in net assets	(1,883,124)	(884,560)
Beginning of year	25,975,168	26,859,728

End of year	$24,092,044	$25,975,168

Undistributed net investment income	$(1,836)	$37,158

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$13.28	$12.26	$12.07	$11.30	$9.79

Net investment income[1]	0.07	0.20	0.21	0.18	0.22
Net realized and unrealized gain	1.60	1.01	0.26	0.81	1.53

Net increase from investment operations	1.67	1.21	0.47	0.99	1.75

Dividends and distributions from:[2]
Net investment income	(0.13)	(0.19)	(0.28)	(0.22)	(0.24)
Net realized gain	(0.41)	—	—	—	—

Total dividends and distributions	(0.54)	(0.19)	(0.28)	(0.22)	(0.24)

Net asset value, end of year	$14.41	$13.28	$12.26	$12.07	$11.30

Total Investment Return[3]
Based on net asset value	12.62%	9.88%	3.84%	8.76%	17.93%

Ratios to Average Net Assets
Total expenses	1.78%[4]	1.36%	1.16%	1.14%	1.08%

Total expenses after fees waived and reimbursed	1.23%[4]	1.22%	1.14%	1.14%	1.07%

Total expenses after fees waived and reimbursed and excluding interest expense	1.23%[4]	1.22%	1.13%	1.10%	1.07%

Net investment income	0.47%[4]	1.49%	1.71%	1.60%	2.19%

Supplemental Data
Net assets, end of year (000)	$24,092	$25,975	$26,860	$29,641	$31,498

Portfolio turnover	241%[5]	502%[6]	570%[7]	730%[8]	381%[9]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.22%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 229%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 400%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 400%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 547%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 263%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse utilizing similar inputs and methodologies as the Fund’s pricing service. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

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Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away, from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a

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Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for

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Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]	$34,131
Equity contracts	Net unrealized appreciation/depreciation[1]	289,941

Total		$324,072

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$2,351
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]	2,252
Equity contracts	Net unrealized appreciation/depreciation[1]	110,483

Total		$115,086

1	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(5,045)
Swaps	(18,109)
Options[1]	799
Foreign currency exchange contracts:
Financial futures contracts	180,900
Foreign currency transactions	8,860
Options[1]	142
Credit contracts:
Swaps	3,881
Equity contracts:
Financial futures contracts	470,533
Swaps	(108)
Options[1]	(45,856)

Total	$595,997

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(15,986)
Swaps	18,616
Options[1]	(991)
Foreign currency exchange contracts:
Financial futures contracts	31,879
Foreign currency transactions	(501)
Options[1]	(7,652)
Credit contracts:
Swaps	(3,503)
Equity contracts:
Financial futures contracts	179,458

Total	$201,320

1	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	78
Average number of contracts sold	43
Average notional value of contracts purchased	$6,173,575
Average notional value of contracts sold	$4,630,642
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$26,800
Average US dollar amounts sold	$27,194
Options:
Average number of option contracts purchased	5
Average number of option contracts written	1
Average notional value of option contracts purchased	$835,000
Average notional value of option contracts written	$235,000
Credit default swaps:
Average number of contracts - buy protection	3	[1]
Average number of contracts - sell protection	3	[1]
Average notional value - buy protection	$151,000	[1]
Average notional value - sell protection	$85,000	[1]
Interest rate swaps:
Average number of contracts - pays fixed rate	3	[1]
Average notional value - pays fixed rate	$2,130,000	[1]
Total return swaps:
Average number of contracts	1	[1]
Average notional value	$1,521	[1]

[1]	Actual contract amount shown due to limited activity.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion - $3 Billion	0.52%
$3 Billion - $5 Billion	0.50%
$5 Billion - $10 Billion	0.48%
Greater than $10 Billion	0.47%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, BlackRock has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock of its affiliates, if any. This amount is included in fees waived by Manager in

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

the Statement of Operations. For the year ended December 31, 2013, the amount waived was $2,665.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock (Hong Kong) Limited (“BHK”), BlackRock Singapore Limited (“BRS”), and BlackRock Financial Management, Inc. (“BFM”), each an affiliate of the Manager. The Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $275 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse all such fees for Class I.

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class I Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice. In addition, BlackRock has contractually agreed to waive 0.05% of its management fee until May 1, 2014. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2013, the amount waived was $82,979.

The Fund recorded payments from an affiliate to compensate for foregone securities lending revenue in the amount of $16,165, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013, were $45,897,565 and $58,653,709, respectively.

Purchases and sales of US government securities for the year ended December 31, 2013, were $3,404,282 and $6,289,224, respectively.

Purchases and sales of mortgage dollar rolls for the year ended December 31, 2013, were $2,538,470 and $2,538,073, respectively.

Transactions in options written for the year ended December 31, 2013 were as follows:

	Calls

	Notional (000)	Premiums Received

Outstanding options, beginning of year	650	$11,300
Options written	290	16,180
Options closed	(940)	(27,480)

Outstanding options, end of year	—	—

	Puts

Outstanding options, beginning of year	100	$1,867
Options written	8,315	2,175
Options closed	(8,415)	(4,042)

Outstanding options, end of year	—	—

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, net paydown losses and foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income	$53,471
Accumulated net realized gain	$(53,471)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$209,940	$367,153
Long-term capital gains	671,195	—

Total	$881,135	$367,153

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$386,141
Net unrealized gains[1]	579,811
Qualified late-year losses[2]	(1,836)

Total	$964,116

1	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sale and the realization for tax purposes of unrealized gains/losses on certain futures contracts.
2	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

During the year ended December 31, 2013, the Fund utilized $2,996,806 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$22,911,080

Gross unrealized appreciation	$934,721
Gross unrealized depreciation	(390,307)

Net unrealized appreciation	$544,414

8. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

For the year ended December 31, 2013, the average amount of transactions considered as borrowings from reverse repurchase agreements and the daily weighted average interest rates for the Fund were $105,168 and 0.02%, respectively.

9. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
Class I	Shares	Amount	Shares	Amount
Shares sold	8,231	$118,103	7,317	$95,826
Shares issued in reinvestment of dividends	61,371	881,135	27,983	367,153
Shares redeemed	(353,436)	(4,946,027)	(269,482)	(3,518,573)

Net decrease	(283,834)	$(3,946,789)	(234,182)	$(3,055,594)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Managed Volatility V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Managed Volatility V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Managed Volatility V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„  BlackRock Money Market V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Money Market Overview	BlackRock Money Market V.I. Fund

For the 12-month period ended December 31, 2013

Given the continuation of moderate economic growth and persistently high unemployment, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% throughout 2013. Following its regularly scheduled meeting on December 18th, the FOMC announced it would begin gradually reducing the size of its monthly asset purchase program (a process known as “tapering”) in January 2014. Citing “cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions,” the FOMC decided to reduce the amount of its total asset purchases from a pace of $85 billion to $75 billion per month.

This move had been anticipated since late May when the FOMC made statements suggesting the possibility of beginning to taper its purchase program before the end of 2013. Expectations of less accommodative monetary policy mounted over the summer as many market participants interpreted the FOMC statement to mean that tapering could begin as early as September. However, the FOMC surprised investors when its September 18th meeting concluded with the announcement that the asset purchase program would not be reduced at that time. This decision had been driven by a tightening in financial conditions caused by a rise in long-term interest rates coupled with drags associated with fiscal policy uncertainty.

In late September, the US Treasury warned that the national debt would breach its statutory maximum soon after October 17th. As political brinksmanship over fiscal policy ensued in the first half of October, volatility in the Treasury bill market escalated dramatically with investors selling short-dated Treasury bills into thin markets characterized by wide bid/offer spreads. After a last-minute deal was reached, extending the nation’s borrowing authority into the first quarter of 2014, the Treasury bill market quickly normalized.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to employ an increasingly accommodative monetary policy throughout the period. Late in the first quarter of 2013, a severe banking crisis led to drastic measures in Cyprus. To the surprise of many, European leaders and Cypriot officials agreed upon a plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. While the reaction in financial markets was short-lived, critics contend the move set a dangerous precedent at a decisive time for the region. Subsequent to these events, the currency bloc received a crucial vote of confidence in September with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro. Ongoing efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. These conditions prompted the ECB to cut its main rate to 0.25% from 0.50% in November. This unexpectedly swift reaction reinforced the widely held view that ECB president Mario Draghi would do “whatever it takes” to preserve the euro zone.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, coupled with decreasing supply in the money market space, with three-month LIBOR falling 0.06% to close at 0.25% as of December 31st. In the short-term rate market, outstanding US Treasury bills declined by $37 billion as the US Treasury extended the duration of its debt and the budget deficit improved. Yields on 3-month Treasury bills fell by 0.01% to close the period at 0.05%.

Late in the third quarter, the US Federal Reserve introduced a series of daily overnight fixed-rate reverse repurchase agreements (“repos”) with a maximum bid initially set at $500 million per approved counterparty. As year-end drew closer, and the repo market began to display signs of stress due to lack of collateral, the Fed increased the maximum bid per counterparty to $3 billion in mid-December — while at the same time reducing the rate offered on this reverse repo program from 0.05% to 0.03%. This new facility was widely utilized and generated a record $197.8 billion in repo transactions on December 31st.

In the short-term tax-exempt market, conditions were relatively stable, with money fund industry assets declining by only 1.0%, or $267 billion, during the 12-month period ended December 31, 2013. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged widely between a high of 0.23% and a low of 0.05%, averaging 0.09% for the period. The downward trajectory in the level of the SIFMA Index is a reflection of the increasing prevalence of non-traditional buyers in the market and the continued demand for liquidity by money market funds broadly amid a low supply and low rate environment. The SIFMA Index ended the period at 0.06% as of December 31, 2013.

As the FOMC’s easy monetary policy combined with increased regulation served to keep rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds has remained strong. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields at lower levels that continued to attract crossover buyers from the taxable market.

VRDN new issuance remained relatively muted during the 12-month period; however, the FOMC’s May statements suggesting a possible reduction in the size of its monthly asset purchases brought positive momentum to new-issue VRDN supply. As long-term municipal yields rose, issuers became enticed to issue VRDNs instead of assuming the increased cost of long-term debt. The year ended with $279 billion in total outstanding VRDNs as of December 31st, down roughly 12% from the previous year.

State and local municipalities continued to limit spending and reduce debt, causing new-issue supply of one-year, fixed-rate notes to remain diminished throughout the period. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield and diversify beyond bank exposure in the form of credit enhancement. As investor demand for municipal notes remained strong, credit spreads tightened year-over-year. The municipal yield curve continuedto be extremely flat with one-year municipal notes yielding 0.18% as of December 31st, representing only a nominal premium for the extension risk over VRDNs. Note issuance totaled $47 billion for the year 2013, approximately 25% lower than the prior year.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Fund Summary as of December 31, 2013	BlackRock Money Market V.I. Fund

Investment Objective

BlackRock Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
Commercial Paper	45%
Repurchase Agreements	15
U.S. Government Sponsored Agency Obligations	15
Municipal Bonds	11
U.S. Treasury Obligations	8
Certificates of Deposit	4
Corporate Notes	1
Other Assets Less Liabilities	1

Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, acquired fund fees and expenses and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[1]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[2]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[2]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

[1]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

[2]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Schedule of Investments December 31, 2013	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 3.9%
Wells Fargo Bank N.A., 0.23%, 11/26/14 (a)	$7,000	$7,000,000

Commercial Paper
BNP Paribas Finance, Inc.:
0.34%, 3/13/14 (b)	3,500	3,497,686
0.30%, 3/18/14 (b)	2,500	2,498,437
0.33%, 6/06/14 (b)	2,800	2,796,022
Cancara Asset Securitisation LLC, 0.18%, 2/25/14 (b)	6,000	5,998,502
Chariot Funding LLC, 0.23%, 3/04/14 (b)	2,000	1,999,220
Charta LLC, 0.25%, 2/10/14 (b)	9,000	8,997,358
Collateralized Commercial Paper Co. LLC, 0.30%, 5/07/14 (b)	3,800	3,796,042
Collateralized Commercial Paper II Co. LLC, 0.30%, 3/11/14 (b)	2,500	2,498,583
Deutsche Bank Financial LLC:
0.22%, 2/28/14 (b)	5,000	4,998,258
0.29%, 5/19/14 (b)	4,000	3,995,586
Fairway Finance Co. LLC, 0.19%, 6/18/14 (a)	4,000	4,000,000
General Electric Capital Corp.:
0.21%, 2/10/14 (b)	5,000	4,998,862
0.19%, 2/24/14 (b)	2,500	2,499,301
ING US Funding LLC, 0.29%, 2/07/14 (b)	2,000	1,999,420
Liberty Street Funding LLC, 0.18%, 1/21/14 (b)	6,000	5,999,430
Rabobank USA Financial Corp., 0.29%, 5/08/14 (b)	7,000	6,992,895
Societe Generale North America, Inc., 0.25%, 3/03/14 (b)	5,000	4,997,917
State Street Corp., 0.17%, 3/28/14 (b)	8,000	7,996,789
Svenska Handelsbanken, Inc., 0.25%, 2/04/14 (b)	1,000	999,771
Total Commercial Paper — 45.4%		81,560,079

Corporate Notes — 0.7%
The Procter & Gamble Co., 0.14%, 2/14/14 (a)	1,200	1,199,934

Municipal Bonds (c)
Blount County Public Building Authority RB (Solar Eclipse Project) Eclipse Funding Trust Series 2007-B-12-A-0005 VRDN (US Bank N.A. LOC, US Bank N.A. SBPA), 0.06%, 1/07/14 (d)(e)	1,915	1,915,000

Municipal Bonds (c)	Par (000)	Value
Maryland Community Development Administration Department of Housing & Community Development RB (Residential Project) Series 2006J AMT VRDN (State Street Bank & Trust Co. SBPA), 0.05%, 1/07/14	$3,000	$3,000,000
New York City IDRB (New York Law School Project) Series 2006A VRDN (JPMorgan Chase Bank N.A. LOC), 0.04%, 1/07/14	1,915	1,915,000
New York State Housing Finance Agency RB (10 Barclay Street Project) Series 2004A VRDN (Fannie Mae Guaranty), 0.04%, 1/07/14	5,000	5,000,000
New York State Housing Finance Agency RB (Biltmore Tower Housing Project) Series 2002A VRDN (Fannie Mae Guaranty), 0.04%, 1/07/14	3,000	3,000,000
New York State Housing Finance Agency RB (Victory Housing Project) Series 2001A VRDN (Freddie Mac Guaranty, Federal Home Loan Bank SBPA), 0.04%, 1/07/14	5,000	5,000,000
Total Municipal Bonds — 11.1%		19,830,000

U.S. Government Sponsored Agency Obligations (a)
Fannie Mae Variable Rate Notes, 0.14%, 02/27/15	2,000	1,999,420
Federal Farm Credit Bank Variable Rate Notes, 0.10%, 8/26/14	4,500	4,499,709
Federal Home Loan Bank Variable Rate Notes:
0.11%, 08/20/14	8,000	8,000,000
0.11%, 08/21/14	5,000	5,000,000
0.10%, 09/05/14	3,000	2,999,795
Freddie Mac Variable Rate Notes, 0.16%, 11/25/15	4,000	4,000,000
Total U.S. Government Sponsored Agency Obligations — 14.8%		26,498,924

U.S. Treasury Obligations
U.S. Treasury Bills, 0.13%, 12/11/14 (b)	2,000	1,997,523
U.S. Treasury Notes:
1.25%, 2/15/14	3,000	3,003,882
0.25%, 4/30/14	4,925	4,926,439
2.38%, 8/31/14	2,000	2,029,900
2.38%, 10/31/14	1,900	1,934,940
Total U.S. Treasury Obligations — 7.7%		13,892,684

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AMT Alternative Minimum Tax (subject to) IDRB Industrial Development Revenue Bonds LOC Letter of Credit	RB Revenue Bonds SBPA Stand-by Bond Purchase Agreement VRDN Variable Rate Demand Notes

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Money Market V.I. Fund
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities, Inc.,0.03%, 1/02/14 (Purchased on 12/31/13 to be repurchased at $3,528,006, collateralized by various U.S. government sponsored agency obligations, 2.75% to 53.40% due from 4/15/24 to 10/20/42, aggregate original par and fair value of $8,716,719 and $3,799,193, respectively)	$3,528	$3,528,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $3,799,193)		3,528,000
Goldman Sachs & Co., 0.04%, 1/07/14 (Purchased on 12/31/13 to be repurchased at $18,000,140, collateralized by various U.S. government sponsored agency obligations, 0.00% to 2.27% due from 6/15/43 to 12/15/43, aggregate original par and fair value of $22,341,271 and $19,260,000, respectively)	18,000	18,000,000
Total Value of Goldman Sachs & Co. (collateral value of $19,260,000)		18,000,000
Mizuho Securities USA, 0.02%, 1/02/14 (Purchased on 12/31/13 to be repurchased at $3,000,003, collateralized by various U.S. government sponsored agency obligations, 3.50% to 6.38% due from 2/25/38 to 3/25/38, aggregate original par and fair value of $172,409,239 and $3,224,922, respectively)	3,000	3,000,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, 1.11%, 2/03/14 (c) (Purchased on 3/04/13 to be repurchased at $2,121,756, collateralized by various corporate/debt, U.S. government sponsored agency and U.S. Treasury obligations, 0.00% to 6.33% due from 1/09/14 to 2/15/42, aggregate original par and fair value of $6,590,053 and $2,622,890, respectively)	$2,100	$2,100,000
Total Value of Mizuho Securities USA (collateral value of $5,847,812)		5,100,000
Total Repurchase Agreements — 14.8%		26,628,000
Total Investments (Cost — $176,609,621*) — 98.4%		176,609,621
Other Assets Less Liabilities — 1.6%		2,960,226

Net Assets — 100.0%		$179,569,847

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date.

(b)	Rate shown reflects the discount rate at the time of purchase.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (concluded)	BlackRock Money Market V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$176,609,621	—	$176,609,621

[1]	See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of December 31, 2013, cash of $569 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock Money Market V.I. Fund

Assets
Investments at value (cost — $149,981,621)	$149,981,621
Repurchase agreements at value (cost — $26,628,000)	26,628,000
Cash	569
Investments sold receivable	2,999,793
Capital shares sold receivable	184,330
Interest receivable	43,611
Receivable from Manager	1,130
Prepaid expenses	1,815

Total assets	179,840,869

Liabilities
Capital shares redeemed payable	154,636
Investment advisory fees payable	33,824
Professional fees payable	32,025
Transfer agent fees payable	31,111
Officer’s and Directors’ fees payable	4,362
Other affiliates payable	479
Other accrued expenses payable	14,585

Total liabilities	271,022

Net Assets	$179,569,847

Net Assets Consist of
Paid-in capital	$179,569,756
Accumulated net realized gain	91

Net Assets	$179,569,847

Net Asset Value
Class I — Based on net assets of $179,569,847 and 179,573,897 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Statement of Operations

Year Ended December 31, 2013	BlackRock Money Market V.I. Fund

Investment Income
Interest	$389,704

Expenses
Investment advisory	970,023
Transfer agent	141,501
Professional	61,780
Officer and Directors	21,108
Accounting services	8,145
Miscellaneous	23,225

Total expenses	1,225,782
Less fees waived by Manager	(699,683)
Less transfer agent fees reimbursed	(136,464)

Total expenses after fees waived and/or reimbursed	389,635

Net investment income	69

Realized Gain
Net realized gain from investments	6,758

Net Increase in Net Assets Resulting from Operations	$6,827

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Money Market V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$69	$79
Net realized gain	6,758	3,154

Net increase in net assets resulting from operations	6,827	3,233

Dividends and Distributions to Shareholders From[1]
Net investment income	(69)	(79)
Net realized gain	(7,034)	(7,417)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,103)	(7,496)

Capital Share Transactions
Proceeds from sales of shares	145,081,146	96,727,788
Reinvestment of dividends and distributions	7,402	7,282
Cost of shares redeemed	(164,406,782)	(133,369,486)

Net decrease in net assets derived from capital share transactions	(19,318,234)	(36,634,416)

Net Assets
Total decrease in net assets	(19,318,510)	(36,638,679)
Beginning of year	198,888,357	235,527,036

End of year	$179,569,847	$198,888,357

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Financial Highlights	BlackRock Money Market V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0014
Net realized and unrealized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0001

Net increase from investment operations	0.0000	0.0000	0.0000	0.0000	0.0015

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0014)
Net realized gains	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0015)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.00%	0.16%

Ratios to Average Net Assets
Total expenses	0.63%	0.61%	0.58%	0.58%	0.62%

Total expenses after fees waived and/or reimbursed	0.20%	0.25%	0.24%	0.30%	0.48%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.15%

Supplemental Data
Net assets, end of year (000)	$179,570	$198,888	$235,527	$236,788	$307,482

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements	BlackRock Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Notes to Financial Statements (concluded)	BlackRock Money Market V.I. Fund

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $15 Billion	0.300%
Greater than $15 Billion	0.290%

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. This amount is reported in the Statement of Operations as fees waived by Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,593 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses at 0.02% of average daily net assets. This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class

I. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$7,103	$7,496

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$91

6. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share, which is included in the Statement of Changes in Net Assets.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended December 31, 2013, the Fund’s Class I and Class II shares returned 31.87% and 31.67%, respectively, while the benchmark S&P 500® Index returned 32.39%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•

US equity markets began 2013 with a powerful relief rally after the United States averted the worst of its potential fiscal crisis with a last-minute tax deal. The rally softened in February, however, as economic momentum slowed. Later in the first quarter, a stalemate presidential election in Italy and a severe banking crisis in Cyprus reminded investors that political and financial instability in Europe continued to pose risks. The ascent of equities persevered as increased global liquidity kept interest rates low and investors turned to riskier asset classes in search of yield.

•

As the year progressed, the direction of stock markets became increasingly dominated by speculation around the future of monetary policy. Sluggish US growth, ironically, was often conducive to positive stock market performance as weak economic data reinforced investors’ expectations that the US Federal Reserve (the “Fed”) would maintain its accommodative stance. Additionally, the modest pace of economic growth contributed to corporate profit margins as the US recovery was strong enough to support revenues while nearly stagnant wage growth kept costs low.

•

After peaking in late May, stock markets recoiled when Fed Chairman Bernanke mentioned the possibility of gradually reducing (or “tapering”) monetary stimulus before the end of 2013. Volatility picked up considerably as many investors misinterpreted the Fed’s remarks as signaling the end of low short-term interest rates. However, equities staged a swift mid-summer rebound when the Fed’s tone turned more dovish. Later in the third quarter, mixed economic data drove high volatility as it made investors increasingly anxious about when and how much the Fed would scale back on its monthly asset purchase program.

•

September brought another sharp rally as the Fed defied market expectations with its decision to delay tapering its asset purchases. But, the equity market advance was interrupted again in late September when the US teetered on breaching the national debt ceiling and political brinksmanship led to a partial government shutdown. The rally quickly resumed in mid-October when politicians engineered a compromise to reopen the government and extend the debt ceiling until early 2014.

•

As economic indicators improved later in the fall, investors grappled with rising uncertainty around the timing of the anticipated Fed taper. This anxiety was ultimately relieved when the central bank announced the commencement of tapering in mid-December. Investors reacted positively to this policy move as it signaled the Fed’s perception of real improvement in US growth. Sentiment was also buoyed by the extension of the Fed’s expected time horizon for maintaining low short-term interest rates.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	13
Consumer Discretionary	12
Industrials	11
Energy	10
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2013
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	16.07%	31.87%	17.54%	7.07%
Class II4	16.01	31.67	17.41	6.89	[6]
S&P 500® Index	16.31	32.39	17.94	7.41

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class II Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$1,160.70	$2.18	$1,000.00	$1,023.19	$2.04	0.40%
Class II	$1,000.00	$1,160.10	$2.99	$1,000.00	$1,022.43	$2.80	0.55%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.7%
The Boeing Co.	8,156	$1,113,212
General Dynamics Corp.	3,955	377,900
Honeywell International, Inc.	9,257	845,812
L-3 Communications Holdings, Inc.	1,046	111,776
Lockheed Martin Corp.	3,175	471,995
Northrop Grumman Corp.	2,618	300,049
Precision Castparts Corp.	1,716	462,119
Raytheon Co.	3,768	341,758
Rockwell Collins, Inc.	1,594	117,828
Textron, Inc.	3,294	121,087
United Technologies Corp.	9,959	1,133,334

		5,396,870
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	1,787	104,254
Expeditors International of Washington, Inc.	2,429	107,483
FedEx Corp.	3,514	505,208
United Parcel Service, Inc., Class B	8,433	886,140

		1,603,085
Airlines — 0.2%
Delta Air Lines, Inc.	10,094	277,282
Southwest Airlines Co.	8,203	154,544

		431,826
Auto Components — 0.4%
BorgWarner, Inc.	2,685	150,118
Delphi Automotive PLC	3,291	197,888
The Goodyear Tire & Rubber Co.	2,913	69,475
Johnson Controls, Inc.	8,092	415,120

		832,601
Automobiles — 0.7%
Ford Motor Co.	46,540	718,112
General Motors Co. (a)	13,446	549,538
Harley-Davidson, Inc.	2,609	180,647

		1,448,297
Beverages — 2.1%
Beam, Inc.	1,924	130,947
Brown-Forman Corp., Class B	1,920	145,094
The Coca-Cola Co.	44,805	1,850,895
Coca-Cola Enterprises, Inc.	2,846	125,594
Constellation Brands, Inc., Class A (a)	1,960	137,945
Dr. Pepper Snapple Group, Inc.	2,367	115,320
Molson Coors Brewing Co., Class B	1,866	104,776
Monster Beverage Corp. (a)	1,607	108,906
PepsiCo, Inc.	18,093	1,500,633

		4,220,110
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc. (a)	2,306	306,836
Amgen, Inc.	8,898	1,015,796
Biogen Idec, Inc. (a)	2,787	779,663
Celgene Corp. (a)	4,866	822,159
Gilead Sciences, Inc. (a)	18,102	1,360,365
Regeneron Pharmaceuticals, Inc. (a)	923	254,046
Vertex Pharmaceuticals, Inc. (a)	2,752	204,474

		4,743,339
Building Products — 0.1%
Allegion PLC (a)	1,068	47,195
Masco Corp.	4,164	94,814

		142,009
Capital Markets — 2.2%
Ameriprise Financial, Inc.	2,294	263,925

Common Stocks	Shares	Value
Capital Markets (concluded)
The Bank of New York Mellon Corp.	13,521	$472,424
BlackRock, Inc. (b)	1,499	474,389
The Charles Schwab Corp.	13,673	355,498
E*Trade Financial Corp. (a)	3,389	66,560
Franklin Resources, Inc.	4,756	274,564
The Goldman Sachs Group, Inc.	4,976	882,046
Invesco Ltd.	5,241	190,772
Legg Mason, Inc.	1,236	53,741
Morgan Stanley	16,342	512,485
Northern Trust Corp.	2,668	165,122
State Street Corp.	5,178	380,013
T. Rowe Price Group, Inc.	3,078	257,844

		4,349,383
Chemicals — 2.5%
Air Products & Chemicals, Inc.	2,491	278,444
Airgas, Inc.	783	87,579
CF Industries Holdings, Inc.	679	158,234
The Dow Chemical Co.	14,287	634,343
E.I. du Pont de Nemours & Co.	10,923	709,667
Eastman Chemical Co.	1,821	146,955
Ecolab, Inc.	3,207	334,394
FMC Corp.	1,571	118,548
International Flavors & Fragrances, Inc.	962	82,713
LyondellBasell Industries NV, Class A	5,153	413,683
Monsanto Co.	6,203	722,960
The Mosaic Co.	4,027	190,356
PPG Industries, Inc.	1,676	317,870
Praxair, Inc.	3,470	451,204
The Sherwin-Williams Co.	1,015	186,253
Sigma-Aldrich Corp.	1,422	133,682

		4,966,885
Commercial Banks — 2.7%
BB&T Corp.	8,289	309,345
Comerica, Inc.	2,158	102,591
Fifth Third Bancorp	10,416	219,048
Huntington Bancshares, Inc.	9,834	94,898
KeyCorp	10,580	141,984
M&T Bank Corp.	1,537	178,938
PNC Financial Services Group, Inc. (b)	6,278	487,047
Regions Financial Corp.	16,212	160,337
SunTrust Banks, Inc.	6,316	232,492
U.S. Bancorp	21,545	870,418
Wells Fargo & Co.	56,555	2,567,597
Zions Bancorp	2,144	64,234

		5,428,929
Commercial Services & Supplies — 0.5%
The ADT Corp.	2,370	95,914
Cintas Corp.	1,203	71,687
Iron Mountain, Inc.	2,029	61,580
Pitney Bowes, Inc.	2,383	55,524
Republic Services, Inc.	3,217	106,804
Stericycle, Inc. (a)	1,017	118,145
Tyco International Ltd.	5,471	224,530
Waste Management, Inc.	5,148	230,991

		965,175
Communications Equipment — 1.7%
Cisco Systems, Inc.	63,077	1,416,079
F5 Networks, Inc. (a)	914	83,046
Harris Corp.	1,257	87,751
Juniper Networks, Inc. (a)	5,934	133,930
Motorola Solutions, Inc.	2,715	183,263

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
QUALCOMM, Inc.	19,931	$1,479,877

		3,383,946
Computers & Peripherals — 4.0%
Apple Inc.	10,616	5,956,744
EMC Corp.	24,274	610,491
Hewlett-Packard Co.	22,669	634,279
NetApp, Inc.	4,027	165,671
SanDisk Corp.	2,663	187,848
Seagate Technology PLC	3,854	216,441
Western Digital Corp.	2,484	208,408

		7,979,882
Construction & Engineering — 0.2%
Fluor Corp.	1,922	154,317
Jacobs Engineering Group, Inc. (a)	1,554	97,886
Quanta Services, Inc. (a)	2,574	81,235

		333,438
Construction Materials — 0.0%
Vulcan Materials Co.	1,534	91,150
Consumer Finance — 1.0%
American Express Co.	10,869	986,144
Capital One Financial Corp.	6,801	521,025
Discover Financial Services	5,649	316,062
SLM Corp.	5,119	134,527

		1,957,758
Containers & Packaging — 0.2%
Avery Dennison Corp.	1,148	57,618
Ball Corp.	1,706	88,132
Bemis Co., Inc.	1,215	49,766
MeadWestvaco Corp.	2,099	77,516
Owens-Illinois, Inc. (a)	1,947	69,664
Sealed Air Corp.	2,315	78,826

		421,522
Distributors — 0.1%
Genuine Parts Co.	1,831	152,321
Diversified Consumer Services — 0.0%
H&R Block, Inc.	3,224	93,625
Diversified Financial Services — 5.0%
Bank of America Corp.	125,839	1,959,313
Berkshire Hathaway, Inc., Class B (a)	21,237	2,517,859
Citigroup, Inc.	35,783	1,864,652
CME Group, Inc.	3,715	291,479
IntercontinentalExchange Group, Inc.	1,357	305,216
JPMorgan Chase & Co.	44,352	2,593,705
Leucadia National Corp.	3,703	104,943
McGraw Hill Financial, Inc.	3,193	249,693
Moody’s Corp.	2,232	175,145
The NASDAQ OMX Group, Inc.	1,364	54,287

		10,116,292
Diversified Telecommunication Services — 2.1%
AT&T Inc.	62,152	2,185,264
CenturyLink, Inc.	6,970	221,995
Frontier Communications Corp.	11,793	54,837
Verizon Communications, Inc.	33,762	1,659,065
Windstream Holdings Inc	7,131	56,905

		4,178,066
Electric Utilities — 1.5%
American Electric Power Co, Inc.	5,742	268,381
Duke Energy Corp.	8,336	575,267
Edison International	3,844	177,977

Common Stocks	Shares	Value
Electric Utilities (concluded)
Entergy Corp.	2,106	$133,247
Exelon Corp.	10,110	276,913
FirstEnergy Corp.	4,911	161,965
NextEra Energy, Inc.	5,085	435,378
Northeast Utilities	3,718	157,606
Pepco Holdings, Inc.	2,947	56,376
Pinnacle West Capital Corp.	1,298	68,690
PPL Corp.	7,468	224,712
The Southern Co.	10,404	427,708
Xcel Energy, Inc.	5,846	163,337

		3,127,557
Electrical Equipment — 0.7%
AMETEK, Inc.	2,886	152,006
Eaton Corp. PLC	5,588	425,359
Emerson Electric Co.	8,304	582,775
Rockwell Automation, Inc.	1,632	192,837
Roper Industries, Inc.	1,171	162,394

		1,515,371
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	1,868	166,588
Corning, Inc.	17,046	303,760
FLIR Systems, Inc.	1,644	49,484
Jabil Circuit, Inc.	2,181	38,037
TE Connectivity Ltd.	4,839	266,677

		824,546
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	5,220	288,457
Cameron International Corp. (a)	2,804	166,922
Diamond Offshore Drilling, Inc.	820	46,674
Ensco PLC, Class A	2,753	157,417
FMC Technologies, Inc. (a)	2,791	145,718
Halliburton Co.	10,005	507,754
Helmerich & Payne, Inc.	1,264	106,277
Nabors Industries Ltd.	3,083	52,380
National Oilwell Varco, Inc.	5,047	401,388
Noble Corp. PLC	2,983	111,773
Rowan Cos. PLC, Class A (a)	1,466	51,838
Schlumberger Ltd.	15,537	1,400,039
Transocean Ltd.	4,008	198,075

		3,634,712
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	5,158	613,854
CVS Caremark Corp.	14,042	1,004,986
The Kroger Co.	6,144	242,872
Safeway, Inc.	2,890	94,127
Sysco Corp.	6,837	246,816
Walgreen Co.	10,281	590,541
Wal-Mart Stores, Inc.	19,087	1,501,956
Whole Foods Market, Inc.	4,404	254,683

		4,549,835
Food Products — 1.5%
Archer-Daniels-Midland Co.	7,785	337,869
Campbell Soup Co.	2,102	90,975
ConAgra Foods, Inc.	4,978	167,759
General Mills, Inc.	7,481	373,377
The Hershey Co.	1,768	171,903
Hormel Foods Corp.	1,588	71,730
The J.M. Smucker Co.	1,240	128,489
Kellogg Co.	3,044	185,897
Kraft Foods Group, Inc.	7,022	378,626
McCormick & Co., Inc.	1,566	107,929

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food Products (concluded)
Mead Johnson Nutrition Co.	2,374	$198,846
Mondelez International, Inc., Class A	20,689	730,322
Tyson Foods, Inc., Class A	3,201	107,105

		3,050,827
Gas Utilities — 0.1%
AGL Resources, Inc.	1,419	67,019
ONEOK, Inc.	2,425	150,787

		217,806
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	18,239	699,101
Baxter International, Inc.	6,401	445,190
Becton Dickinson & Co.	2,290	253,022
Boston Scientific Corp. (a)	15,754	189,363
C.R. Bard, Inc.	912	122,153
CareFusion Corp. (a)	2,494	99,311
Covidien PLC	5,427	369,579
DENTSPLY International, Inc.	1,683	81,592
Edwards Lifesciences Corp. (a)	1,289	84,765
Intuitive Surgical, Inc. (a)	449	172,452
Medtronic, Inc.	11,779	675,997
St. Jude Medical, Inc.	3,455	214,037
Stryker Corp.	3,487	262,013
Varian Medical Systems, Inc. (a)	1,242	96,491
Zimmer Holdings, Inc.	2,016	187,871

		3,952,937
Health Care Providers & Services — 2.0%
Aetna, Inc.	4,334	297,269
AmerisourceBergen Corp.	2,714	190,821
Cardinal Health, Inc.	4,039	269,846
Cigna Corp.	3,260	285,185
DaVita HealthCare Partners, Inc. (a)	2,085	132,126
Express Scripts Holding Co. (a)	9,505	667,631
Humana, Inc.	1,840	189,925
Laboratory Corp. of America Holdings (a)	1,030	94,111
McKesson Corp.	2,710	437,394
Patterson Cos., Inc.	984	40,541
Quest Diagnostics, Inc.	1,713	91,714
Tenet Healthcare Corp. (a)	1,194	50,291
UnitedHealth Group, Inc.	11,877	894,338
WellPoint, Inc.	3,484	321,887

		3,963,079
Health Care Technology — 0.1%
Cerner Corp. (a)	3,488	194,421
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	5,168	207,599
Chipotle Mexican Grill, Inc. (a)	365	194,465
Darden Restaurants, Inc.	1,541	83,784
International Game Technology	2,937	53,336
Marriott International, Inc., Class A	2,629	129,767
McDonald’s Corp.	11,739	1,139,035
Starbucks Corp.	8,886	696,574
Starwood Hotels & Resorts Worldwide, Inc.	2,258	179,398
Wyndham Worldwide Corp.	1,537	113,262
Wynn Resorts Ltd.	953	185,082
Yum! Brands, Inc.	5,254	397,255

		3,379,557
Household Durables — 0.4%
D.R. Horton, Inc.	3,380	75,442
Garmin Ltd.	1,453	67,158
Harman International Industries, Inc.	797	65,234

Common Stocks	Shares	Value
Household Durables (concluded)
Leggett & Platt, Inc.	1,666	$51,546
Lennar Corp., Class A	1,994	78,883
Mohawk Industries, Inc. (a)	722	107,506
Newell Rubbermaid, Inc.	3,369	109,189
PulteGroup, Inc.	4,116	83,843
Whirlpool Corp.	927	145,409

		784,210
Household Products — 1.9%
The Clorox Co.	1,518	140,810
Colgate-Palmolive Co.	10,368	676,097
Kimberly-Clark Corp.	4,502	470,279
The Procter & Gamble Co.	32,070	2,610,819

		3,898,005
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	7,770	112,743
NRG Energy, Inc.	3,803	109,222

		221,965
Industrial Conglomerates — 2.5%
3M Co.	7,546	1,058,327
Danaher Corp.	7,074	546,113
General Electric Co.	119,368	3,345,885

		4,950,325
Insurance — 2.9%
ACE Ltd.	4,018	415,984
Aflac, Inc.	5,507	367,868
The Allstate Corp.	5,364	292,553
American International Group, Inc.	17,369	886,687
AON PLC (a)	3,550	297,809
Assurant, Inc.	856	56,813
The Chubb Corp.	2,969	286,894
Cincinnati Financial Corp.	1,740	91,124
Genworth Financial, Inc., Class A (a)	5,832	90,571
Hartford Financial Services Group, Inc.	5,268	190,860
Lincoln National Corp.	3,086	159,299
Loews Corp.	3,619	174,581
Marsh & McLennan Cos., Inc.	6,475	313,131
MetLife, Inc.	13,243	714,063
Principal Financial Group, Inc.	3,230	159,271
The Progressive Corp.	6,499	177,228
Prudential Financial, Inc.	5,461	503,613
Torchmark Corp.	1,067	83,386
The Travelers Cos., Inc.	4,294	388,779
Unum Group	3,080	108,046
XL Group PLC	3,337	106,250

		5,864,810
Internet & Catalog Retail — 1.4%
Amazon.com, Inc. (a)	4,377	1,745,504
Expedia, Inc.	1,213	84,498
NetFlix, Inc. (a)	697	256,614
priceline.com, Inc. (a)	607	705,577
TripAdvisor, Inc. (a)	1,301	107,762

		2,899,955
Internet Software & Services — 3.1%
Akamai Technologies, Inc. (a)	2,112	99,644
eBay, Inc. (a)	13,737	754,024
Facebook, Inc., Class A (a)	19,412	1,061,060
Google, Inc., Class A (a)	3,311	3,710,671
VeriSign, Inc. (a)	1,518	90,746

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Yahoo!, Inc. (a)	11,128	$450,016

		6,166,161
IT Services — 3.5%
Accenture PLC, Class A	7,499	616,568
Alliance Data Systems Corp. (a)	577	151,711
Automatic Data Processing, Inc.	5,678	458,839
Cognizant Technology Solutions Corp., Class A (a)	3,563	359,792
Computer Sciences Corp.	1,737	97,064
Fidelity National Information Services, Inc.	3,427	183,961
Fiserv, Inc. (a)	3,043	179,689
International Business Machines Corp.	12,043	2,258,905
MasterCard, Inc., Class A	1,222	1,020,932
Paychex, Inc.	3,827	174,243
Teradata Corp. (a)	1,906	86,704
Total System Services, Inc.	1,968	65,495
Visa, Inc., Class A	6,008	1,337,861
The Western Union Co.	6,547	112,936

		7,104,700
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,363	74,979
Mattel, Inc.	3,990	189,844

		264,823
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	3,917	224,013
Life Technologies Corp. (a)	2,036	154,329
PerkinElmer, Inc.	1,326	54,671
Thermo Fisher Scientific, Inc.	4,273	475,799
Waters Corp. (a)	1,010	101,000

		1,009,812
Machinery — 1.7%
Caterpillar, Inc.	7,508	681,801
Cummins, Inc.	2,061	290,539
Deere & Co.	4,517	412,538
Dover Corp.	2,006	193,659
Flowserve Corp.	1,647	129,833
Illinois Tool Works, Inc.	4,816	404,929
Ingersoll-Rand PLC	3,151	194,102
Joy Global, Inc.	1,254	73,346
PACCAR, Inc.	4,175	247,035
Pall Corp.	1,305	111,382
Parker Hannifin Corp.	1,752	225,377
Pentair Ltd.	2,352	182,680
Snap-On, Inc.	678	74,255
Stanley Black & Decker, Inc.	1,830	147,663
Xylem, Inc.	2,150	74,390

		3,443,529
Media — 3.6%
Cablevision Systems Corp., New York Group, Class A	2,526	45,291
CBS Corp., Class B	6,582	419,537
Comcast Corp., Class A	30,745	1,597,664
DIRECTV (a)	5,764	398,235
Discovery Communications, Inc., Class A (a)	2,661	240,608
Gannett Co., Inc.	2,689	79,541
Graham Holdings Co.	51	33,829
The Interpublic Group of Cos., Inc.	4,856	85,951
News Corp., Class A (a)	5,843	105,291
Omnicom Group, Inc.	3,037	225,862
Scripps Networks Interactive, Inc., Class A	1,293	111,728
Time Warner Cable, Inc.	3,325	450,537
Time Warner, Inc.	10,673	744,122

Common Stocks	Shares	Value
Media (concluded)
Twenty-First Century Fox, Inc., Class A	23,149	$814,382
Viacom, Inc., Class B	4,800	419,232
The Walt Disney Co.	19,281	1,473,068

		7,244,878
Metals & Mining — 0.5%
Alcoa, Inc.	12,574	133,662
Allegheny Technologies, Inc.	1,274	45,393
Cliffs Natural Resources, Inc.	1,807	47,361
Freeport-McMoRan Copper & Gold, Inc.	12,264	462,843
Newmont Mining Corp.	5,874	135,278
Nucor Corp.	3,755	200,442
United States Steel Corp.	1,707	50,357

		1,075,336
Multiline Retail — 0.7%
Dollar General Corp. (a)	3,476	209,672
Dollar Tree, Inc. (a)	2,453	138,398
Family Dollar Stores, Inc.	1,129	73,351
Kohl’s Corp.	2,375	134,781
Macy’s, Inc.	4,345	232,023
Nordstrom, Inc.	1,688	104,318
Target Corp.	7,468	472,500

		1,365,043
Multi-Utilities — 1.0%
Ameren Corp.	2,848	102,984
CenterPoint Energy, Inc.	5,054	117,152
CMS Energy Corp.	3,138	84,004
Consolidated Edison, Inc.	3,445	190,440
Dominion Resources, Inc.	6,848	442,997
DTE Energy Co.	2,090	138,755
Integrys Energy Group, Inc.	946	51,472
NiSource, Inc.	3,666	120,538
PG&E Corp.	5,298	213,403
Public Service Enterprise Group, Inc.	5,952	190,702
SCANA Corp.	1,645	77,200
Sempra Energy	2,682	240,736
TECO Energy, Inc.	2,410	41,548
Wisconsin Energy Corp.	2,673	110,502

		2,122,433
Office Electronics — 0.1%
Xerox Corp.	13,722	166,997
Oil, Gas & Consumable Fuels — 8.1%
Anadarko Petroleum Corp.	5,938	471,002
Apache Corp.	4,709	404,691
Cabot Oil & Gas Corp.	4,947	191,746
Chesapeake Energy Corp.	6,000	162,840
Chevron Corp.	22,690	2,834,208
ConocoPhillips	14,440	1,020,186
CONSOL Energy, Inc.	2,701	102,746
Denbury Resources, Inc. (a)	4,354	71,536
Devon Energy Corp.	4,512	279,157
EOG Resources, Inc.	3,221	540,613
EQT Corp.	1,789	160,616
Exxon Mobil Corp.	51,542	5,216,050
Hess Corp.	3,354	278,382
Kinder Morgan, Inc.	7,961	286,596
Marathon Oil Corp.	8,216	290,025
Marathon Petroleum Corp.	3,550	325,641
Murphy Oil Corp.	2,081	135,015
Newfield Exploration Co. (a)	1,606	39,556
Noble Energy, Inc.	4,243	288,991
Occidental Petroleum Corp.	9,515	904,877
Peabody Energy Corp.	3,184	62,184

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Phillips 66	7,072	$545,463
Pioneer Natural Resources Co.	1,685	310,158
QEP Resources, Inc.	2,115	64,825
Range Resources Corp.	1,927	162,465
Southwestern Energy Co. (a)	4,154	163,377
Spectra Energy Corp.	7,906	281,612
Tesoro Corp.	1,557	91,085
Valero Energy Corp.	6,363	320,695
The Williams Cos., Inc.	8,065	311,067
WPX Energy, Inc. (a)	2,369	48,280

		16,365,685
Paper & Forest Products — 0.1%
International Paper Co.	5,234	256,623
Personal Products — 0.2%
Avon Products, Inc.	5,088	87,615
The Estee Lauder Cos., Inc., Class A	3,023	227,692

		315,307
Pharmaceuticals — 5.6%
AbbVie, Inc.	18,769	991,191
Actavis PLC (a)	2,049	344,232
Allergan, Inc.	3,501	388,891
Bristol-Myers Squibb Co.	19,410	1,031,641
Eli Lilly & Co.	11,709	597,159
Forest Laboratories, Inc. (a)	2,797	167,904
Hospira, Inc. (a)(c)	1,940	80,083
Johnson & Johnson	33,288	3,048,848
Merck & Co., Inc.	34,472	1,725,324
Mylan, Inc. (a)	4,537	196,906
Perrigo Co. PLC	1,573	241,393
Pfizer, Inc.	76,464	2,342,092
Zoetis, Inc.	5,902	192,936

		11,348,600
Professional Services — 0.2%
The Dun & Bradstreet Corp.	450	55,237
Equifax, Inc.	1,436	99,213
Nielsen Holdings N.V.	2,993	137,349
Robert Half International, Inc.	1,614	67,772

		359,571
Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.	4,656	371,642
Apartment Investment & Management Co., Class A	1,722	44,617
AvalonBay Communities, Inc.	1,434	169,542
Boston Properties, Inc.	1,809	181,569
Equity Residential	3,962	205,509
General Growth Properties, Inc.	6,336	127,163
HCP, Inc.	5,369	195,002
Health Care REIT, Inc.	3,408	182,567
Host Hotels & Resorts, Inc.	8,892	172,860
Kimco Realty Corp.	4,795	94,701
The Macerich Co.	1,658	97,640
Plum Creek Timber Co., Inc.	2,094	97,392
Prologis, Inc.	5,886	217,488
Public Storage	1,706	256,787
Simon Property Group, Inc.	3,661	557,056
Ventas, Inc.	3,464	198,418
Vornado Realty Trust	2,056	182,550
Weyerhaeuser Co.	6,904	217,959

		3,570,462
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (a)	3,288	86,474

Common Stocks	Shares	Value
Road & Rail — 0.9%
CSX Corp.	11,955	$343,945
Kansas City Southern	1,303	161,350
Norfolk Southern Corp.	3,643	338,180
Ryder System, Inc.	626	46,186
Union Pacific Corp.	5,433	912,744

		1,802,405
Semiconductors & Semiconductor Equipment — 1.9%
Altera Corp.	3,783	123,061
Analog Devices, Inc.	3,670	186,913
Applied Materials, Inc.	14,161	250,508
Broadcom Corp., Class A	6,362	188,633
First Solar, Inc. (a)	816	44,586
Intel Corp.	58,646	1,522,450
KLA-Tencor Corp.	1,958	126,213
Lam Research Corp. (a)	1,900	103,455
Linear Technology Corp.	2,740	124,807
LSI Corp.	6,351	69,988
Microchip Technology, Inc.	2,360	105,610
Micron Technology, Inc. (a)	12,411	270,063
NVIDIA Corp.	6,802	108,968
Texas Instruments, Inc.	12,911	566,922
Xilinx, Inc.	3,162	145,199

		3,937,376
Software — 3.3%
Adobe Systems, Inc. (a)	5,476	327,903
Autodesk, Inc. (a)	2,642	132,972
CA, Inc.	3,829	128,846
Citrix Systems, Inc. (a)	2,211	139,846
Electronic Arts, Inc. (a)	3,633	83,341
Intuit, Inc.	3,359	256,359
Microsoft Corp. (d)	89,651	3,355,637
Oracle Corp.	41,401	1,584,002
Red Hat, Inc. (a)	2,217	124,241
Salesforce.com, Inc. (a)	6,551	361,550
Symantec Corp.	8,230	194,063

		6,688,760
Specialty Retail — 2.1%
AutoNation, Inc. (a)	759	37,715
AutoZone, Inc. (a)	402	192,132
Bed Bath & Beyond, Inc. (a)(c)	2,532	203,320
Best Buy Co., Inc.	3,233	128,932
CarMax, Inc. (a)	2,639	124,086
GameStop Corp., Class A	1,379	67,930
The Gap, Inc.	3,122	122,008
The Home Depot, Inc.	16,614	1,367,997
L Brands, Inc.	2,889	178,685
Lowe’s Cos., Inc.	12,337	611,298
O’Reilly Automotive, Inc. (a)	1,266	162,947
PetSmart, Inc.	1,211	88,100
Ross Stores, Inc.	2,554	191,371
Staples, Inc.	7,771	123,481
Tiffany & Co.	1,304	120,985
TJX Cos., Inc.	8,389	534,631
Urban Outfitters, Inc. (a)	1,287	47,748

		4,303,366
Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.	3,296	185,004
Fossil Group, Inc. (a)	580	69,565
Michael Kors Holdings Ltd. (a)	2,112	171,473
NIKE, Inc., Class B	8,804	692,347
PVH Corp.	965	131,259
Ralph Lauren Corp.	700	123,599

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (concluded)
VF Corp.	4,144	$258,337

		1,631,584
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	5,611	52,912
People’s United Financial, Inc.	3,760	56,851

		109,763
Tobacco — 1.5%
Altria Group, Inc.	23,594	905,774
Lorillard, Inc.	4,343	220,103
Philip Morris International, Inc.	18,902	1,646,931
Reynolds American, Inc.	3,696	184,763

		2,957,571
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,221	153,030
W.W. Grainger, Inc.	731	186,712

		339,742
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp. (a)	3,946	289,755
Total Long-Term Investments (Cost — $75,739,684) — 96.5%		194,593,183

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(e)	6,895,972	$6,895,972

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (b)(e)(f)	$285	285,495
Total Short-Term Securities (Cost — $7,181,467) — 3.6%		7,181,467
Total Investments (Cost — $82,921,151) — 100.1%		201,774,650
Liabilities in Excess of Other Assets — (0.1)%		(121,929)

Net Assets — 100.0%		$201,652,721

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2012	Shares Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2013	Value at December 31, 2013	Income	Realized Gain
BlackRock, Inc.	1,557	32		(90)	1,499	$474,389	$10,199	$4,951
BlackRock Liquidity Funds, TempFund, Institutional Class	1,927,331	4,968,641	[1]	—	6,895,972	$6,895,972	$1,342	—
BlackRock Liquidity Series, LLC, Money Market Series	$363,780	—		$(78,285)[2]	$285,495	$285,495	$1,815	—
PNC Financial Services Group, Inc.	6,529	99		(350)	6,278	$487,047	$11,072	$7,564

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
79	E-Mini S&P 500 Futures	Chicago Mercantile	March 2014	USD	7,271,950	$132,514

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$194,593,183	—	—	$194,593,183
Short-Term Securities	6,895,972	$285,495	—	7,181,467
Total	$201,489,155	$285,495	—	$201,774,650

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts	$132,514	—	—	$132,514
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$89,571	—	—	$89,571
Cash pledged for financial futures contracts	75,000	—	—	75,000
Liabilities:
Collateral on securities loaned at value	—	$(285,495)	—	(285,495)
Total	$164,571	$(285,495)	—	$(120,924)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Statement of Assets and Liabilities

December 31, 2013	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $280,008) (cost — $75,185,114)	$193,631,747
Investments at value — affiliated (cost — $7,736,037)	8,142,903
Cash	89,571
Cash pledged for financial futures contracts	75,000
Dividends receivable — unaffiliated	262,255
Dividends receivable — affiliated	255
Variation margin receivable on financial futures contracts	24,688
Receivable from Manager	10,928
Income receivable — affiliated	892
Securities lending income receivable — affiliated	63
Prepaid expenses	1,721

Total assets	202,240,023

Liabilities
Collateral on securities loaned at value	285,495
Capital shares redeemed payable	135,077
Investment advisory fees payable	49,556
Professional fees payable	44,463
Investments purchased payable	17,352
Officer’s and Directors’ fees payable	4,206
Other affiliates payable	445
Distribution fees payable	226
Other accrued expenses payable	50,482

Total liabilities	587,302

Net Assets	$201,652,721

Net Assets Consist of
Paid-in capital	$88,084,994
Undistributed net investment income	479
Accumulated net realized loss	(5,418,765)
Net unrealized appreciation/depreciation	118,986,013

Net Assets	$201,652,721

Net Asset Value
Class I — Based on net assets of $199,824,614 and 10,285,150 shares outstanding, 100 million shares authorized, $0.10 par value	$19.43

Class II — Based on net assets of $1,828,107 and 94,694 shares outstanding, 100 million shares authorized, $0.10 par value	$19.31

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013	BlackRock S&P 500 Index V.I. Fund

Investment Income:
Dividends — unaffiliated	$3,742,083
Dividends — affiliated	22,613
Securities lending — affiliated — net	1,815
Other income — affiliated	892
Foreign taxes withheld	(779)

Total income	3,766,624

Expenses:
Investment advisory	538,166
Transfer agent	8,075
Transfer agent — Class I	87,119
Transfer agent — Class II	674
Professional	58,442
Accounting services	42,956
Custodian	27,995
Officer and Directors	21,183
Printing	3,492
Distribution — Class II	2,575
Miscellaneous	28,184

Total expenses	818,861
Less fees waived by Manager	(1,838)
Less transfer agent fees reimbursed — Class I	(87,119)
Less transfer agent fees reimbursed — Class II	(674)

Total expenses after fees waived and reimbursed	729,230

Net investment income	3,037,394

Realized and Unrealized Gain:
Net realized gain from:
Investments — unaffiliated	5,914,233
Investments — affiliated	12,515
Financial futures contracts	639,704

6,566,452

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	39,294,806
Investments — affiliated	278,691
Financial futures contracts	133,975

39,707,472

Total realized and unrealized gain	46,273,924

Net Increase in Net Assets Resulting from Operations	$49,311,318

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

	Year Ended December 31,
Increase in Net Assets:	2013	2012

Operations
Net investment income	$3,037,394	$2,970,102
Net realized gain	6,566,452	4,412,303
Net change in unrealized appreciation/depreciation	39,707,472	15,281,399

Net increase in net assets resulting from operations	49,311,318	22,663,804

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(3,044,626)	(2,942,827)
Class II	(25,465)	(27,236)
Net realized gain:
Class I	(5,902,952)	(3,456,631)
Class II	(54,604)	(34,849)

Decrease in net assets resulting from dividends and distributions to shareholders	(9,027,647)	(6,461,543)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,624,505	(4,957,525)

Net Assets
Total increase in net assets	41,908,176	11,244,736
Beginning of year	159,744,545	148,499,809

End of year	$201,652,721	$159,744,545

Undistributed net investment income, end of year	$479	$30,086

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.43	$13.92	$14.52	$13.24	$10.75

Net investment income[1]	0.30	0.29	0.24	0.22	0.24
Net realized and unrealized gain	4.61	1.87	0.02	1.72	2.58

Net increase from investment operations	4.91	2.16	0.26	1.94	2.82

Dividends and distributions from:[2]
Net investment income	(0.31)	(0.30)	(0.26)	(0.23)	(0.24)
Net realized gain	(0.60)	(0.35)	(0.60)	(0.43)	(0.09)

Total dividends and distributions	(0.91)	(0.65)	(0.86)	(0.66)	(0.33)

Net asset value, end of year	$19.43	$15.43	$13.92	$14.52	$13.24

Total Investment Return[3]
Based on net asset value	31.87%	15.60%	1.70%	14.70%	26.19%

Ratios to Average Net Assets
Total expenses	0.46%	0.46%	0.43%	0.43%	0.43%

Total expenses after fees waived and reimbursed	0.41%	0.43%	0.43%	0.42%	0.43%

Net investment income	1.69%	1.87%	1.65%	1.63%	1.92%

Supplemental Data
Net assets, end of year (000)	$199,825	$158,160	$147,145	$163,308	$159,036

Portfolio turnover	4%	4%	4%	5%	5%

	Class II
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.34	$13.84	$14.44	$13.12	$10.66

Net investment income[1]	0.27	0.26	0.22	0.18	0.21
Net realized and unrealized gain	4.58	1.86	0.02	1.75	2.56

Net increase from investment operations	4.85	2.12	0.24	1.93	2.77

Dividends and distributions from:[2]
Net investment income	(0.28)	(0.27)	(0.24)	(0.18)	(0.22)
Net realized gain	(0.60)	(0.35)	(0.60)	(0.43)	(0.09)

Total dividends and distributions	(0.88)	(0.62)	(0.84)	(0.61)	(0.31)

Net asset value, end of year	$19.31	$15.34	$13.84	$14.44	$13.12

Total Investment Return[3]
Based on net asset value	31.67%	15.44%	1.58%	14.73%	25.96%

Ratios to Average Net Assets
Total expenses	0.60%	0.61%	0.58%	0.58%	0.58%

Total expenses after fees waived and reimbursed	0.56%	0.58%	0.58%	0.58%	0.58%

Net investment income	1.54%	1.72%	1.52%	1.39%	1.76%

Supplemental Data
Net assets, end of year (000)	$1,828	$1,584	$1,355	$855	$2,407

Portfolio turnover	4%	4%	4%	5%	5%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as non-diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares also bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley	$280,008	$(280,008)	—

[1]

Collateral with a value of $285,495 has been received in connection with securities lending transactions. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Asset Derivatives
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$132,514

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013

Net Realized Gain from
Equity contracts:
Financial futures contracts	$639,704

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$133,975

For the year ended December 31, 2013 the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	35
Average notional value of contracts purchased	$3,070,266

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million.	0.300%
$500 Million - $1 Billion	0.275%
Greater than $1 Billion	0.250%

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,852 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse all such fees for Class I and Class II.

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are included in transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.40% for Class II. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $1,078 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment of $892 from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2013 were $6,251,788 and $15,794,859, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$3,090
Accumulated net realized loss	$(3,090)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$3,484,766	$3,228,105
Long-term capital gain	5,542,881	3,233,438

Total	$9,027,647	$6,461,543

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$115,076
Undistributed long-term capital gains	639,416
Net unrealized gains[1]	112,813,235

Total	$113,567,727

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$88,961,896

Gross unrealized appreciation	$114,006,703
Gross unrealized depreciation	(1,193,949)

Net unrealized appreciation	$112,812,754

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,081,559	$19,801,919	803,618	$12,336,078
Shares issued in reinvestment of dividends and distributions	464,321	8,947,578	421,822	6,399,458
Shares redeemed	(1,512,631)	(26,975,203)	(1,543,590)	(23,771,104)

Net increase (decrease)	33,249	$1,774,294	(318,150)	$(5,035,568)

Class II
Shares sold	7,823	$136,181	27,124	$415,373
Shares issued in reinvestment of dividends and distributions	4,183	80,069	4,117	62,085
Shares redeemed	(20,609)	(366,039)	(25,831)	(399,415)

Net increase (decrease)	(8,603)	$(149,789)	5,410	$78,043

Total Net Increase (Decrease)	24,646	$1,624,505	(312,740)	$(4,957,525)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Total Return V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) primary investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the Barclays US Aggregate Bond Index.

What factors influenced performance?

•

The Fund and its benchmark generated negative returns for the period as fixed income markets broadly declined in a rising interest rate environment. (Bond prices fall as interest rates rise.) However, the Fund outperformed its benchmark index due largely to its positioning in spread sectors. Specifically, security selection and sector allocations in corporate credit, particularly within high yield, industrials, capital securities and floating rate bank loans contributed positively to performance. Among securitized assets, non-benchmark allocations to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) had a positive impact on results, as did positioning within non-agency residential mortgage-backed securities (“MBS”). Also helping performance was the Fund’s exposure to non-US dollar-denominated securities as well as currency exposures via foreign exchange contracts, particularly euro positions. The Fund’s yield curve and duration positioning (management of interest rate risk) aided relative returns for the period.

•

The Fund held derivatives during the period as part of its investment strategy. Interest rate derivatives are used primarily as a means of managing portfolio duration. During the period, the use of derivatives had a positive impact on performance.

•

Detracting from relative performance was the Fund’s positioning within agency MBS, specifically a slight overweight in 30-year pass-through securities. The Fund’s position in US government securities including Treasuries, agency debentures and Treasury inflation-protected securities (“TIPS”) also had a negative impact on results.

Describe recent portfolio activity.

•

During the 12-month period, the Fund significantly added to positions in CMBS and ABS. Within CMBS, the Fund generally rotated out of long-duration tranches into the shorter duration part of the yield curve, with a focus on subordinate tranches of legacy securities (i.e., those issued in the mid-2000s) with attractive yields. Within ABS, the Fund increased exposure to private student loans in the new-issue market, as well as sub-prime auto loans and collateralized loan obligations. Also during the period, the Fund increased its allocations to US TIPS and agency MBS, particularly lower-coupon 30-year mortgage pass-through securities.

•

Conversely, the Fund reduced its allocation to investment grade corporate credit, particularly in the context of relatively unattractive valuations, inherent duration risk as well as potential leveraged buy-out event risks. The Fund also reduced exposure to high yield credit and non-US dollar-denominated securities during the period, while the weighting in non-agency residential MBS remained relatively unchanged.

Describe portfolio positioning at period end.

•

Relative to the Barclays US Aggregate Bond Index, as of period end, the Fund remained generally underweight to government-related sectors in favor of non-government spread sectors. Within spread sectors, the Fund was most significantly overweight in CMBS and ABS, while maintaining an underweight in investment grade corporate credit. Within the government space, the Fund was underweight in US Treasuries and agency debentures, and held an overweight to agency MBS. The Fund also held allocations to sectors not represented in the benchmark index, including non-agency residential MBS, high yield debt, non-US dollar-denominated securities and TIPS. The Fund ended the period with a neutral duration position as compared to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	38%
Corporate Bonds	18
U.S. Treasury Obligations	16
Asset-Backed Securities	15
Non-Agency Mortgage-Backed Securities	10
Foreign Government Obligations	1
Preferred Securities	1
Foreign Agency Obligations	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

The Fund, under normal circumstances, invests at least 80%, and typically 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities.

[2]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees and administration fees, if any. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]

This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Performance Summary for the Period Ended December 31, 2013
				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	2.96%	2.79%	1.25%	(1.14)%	7.96%		4.04%
Class III[4]	2.65	2.25	1.09	(1.30)	7.70	[7]	3.79	[7]
Barclays US Aggregate Bond Index	—	—	0.43	(2.02)	4.44		4.55

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[8]	Ending Account Value December 31, 2013	Expenses Paid During the Period[9]
Class I	$1,000.00	$1,012.50	$3.35	$3.25	$1,000.00	$1,021.88	$3.36	$1,021.98	$3.26
Class III	$1,000.00	$1,010.90	$4.87	$4.82	$1,000.00	$1,020.37	$4.89	$1,020.42	$4.84

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.66% for Class I and 0.96% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.64% for Class I and 0.95% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Derivative Financial Instruments	BlackRock Total Return V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate, and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments December 31, 2013	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 0.89%, 12/25/33 (a)	USD	122	$111,947
ALM Loan Funding, Series 2013-8A, Class A1A, 1.69%, 1/20/26 (a)(b)		250	249,718
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		180	186,340
Series 2012-2, Class C, 2.64%, 10/10/17		235	241,660
Series 2012-3, Class C, 2.42%, 5/08/18		150	152,671
Series 2012-4, Class B, 1.31%, 11/08/17		85	85,266
Series 2012-4, Class C, 1.93%, 8/08/18		140	140,977
Series 2012-5, Class C, 1.69%, 11/08/18		105	104,833
Series 2013-4, Class B, 1.66%, 9/10/18		50	50,173
Series 2013-4, Class C, 2.72%, 9/09/19		30	30,352
Series 2013-4, Class D, 3.31%, 10/08/19		75	76,052
Series 2013-5, Class B, 1.52%, 1/08/19		60	59,790
Series 2013-5, Class C, 2.29%, 11/08/19		30	30,001
AUTO ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	166	230,566
Battalion CLO Ltd., Series 2013-4A, Class A1, 1.58%, 10/22/25 (a)(b)	USD	250	249,150
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.63%, 1/20/25 (a)(b)		650	648,278
Cavalry CLO II, Series 2A, Class B1, 2.24%, 1/17/24 (a)(b)		330	322,398
Cent CLO Ltd., Series 2013-19A, Class A1A, 1.57%, 10/29/25 (a)(b)		250	248,300
Chesapeake Funding LLC, Series 2012-1A, Class B, 1.77%, 11/07/23 (a)(b)		200	200,777
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (b)		290	289,950
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class A2, 0.56%, 12/15/16 (b)		195	195,241
Series 2013-BA, Class A3, 0.85%, 5/15/18 (b)		165	165,571
Series 2013-BA, Class A4, 1.27%, 3/15/19 (b)		115	115,600
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.79%, 9/25/33 (a)		127	119,489
Series 2004-5, Class A, 1.07%, 10/25/34 (a)		143	140,765
Credit Acceptance Auto Loan Trust:
Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		250	250,702
Series 2013-1A, Class A, 1.21%, 10/15/20 (b)		250	250,173
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.48%, 10/20/43 (a)(b)		184	174,814
DT Auto Owner Trust:
Series 2012-1A, Class B, 2.26%, 10/16/17 (b)		95	95,152
Series 2012-1A, Class D, 4.94%, 7/16/18 (b)		250	257,879

Asset-Backed Securities	Par (000)		Value
Ford Credit Floorplan Master Owner Trust:
Series 2012-1, Class C, 1.67%, 1/15/16 (a)	USD	115	$115,048
Series 2012-1, Class D, 2.27%, 1/15/16 (a)		195	195,097
Series 2012-2, Class C, 2.86%, 1/15/19		100	102,571
Series 2012-2, Class D, 3.50%, 1/15/19		100	103,711
Series 2012-4, Class D, 2.09%, 9/15/16		180	181,060
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.47%, 10/28/24 (a)(b)		250	248,650
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A2, 1.99%, 10/15/45 (b)		200	201,320
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)(b)		390	388,557
Series 2013-T3, Class A3, 1.79%, 5/15/46 (b)		725	709,340
Series 2013-T4, Class AT4, 1.18%, 8/15/44 (b)		325	324,610
Series 2013-T5, Class AT5, 1.98%, 8/15/46 (b)		125	125,063
Series 2013-T6, Class AT6, 1.29%, 9/15/44 (b)		240	239,856
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		125	128,311
ING Investment Management Co., Series 2013-3A, Class A1, 1.69%, 1/18/26 (a)(b)		250	250,000
JG Wentworth XX LLC, Series 2010-1A, Class A, 5.56%, 7/15/59 (b)		539	601,568
JG Wentworth XXI LLC, Series 2010-2A, Class A, 4.07%, 1/15/48 (b)		344	361,460
KKR Financial CLO Corp., Series 2007-AA, Class A, 0.99%, 10/15/17 (a)(b)		293	291,304
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.77%, 12/25/34 (a)		155	145,710
Nationstar Mortgage Advance Receivables Trust:
Series 2013-T1A, Class A1, 1.08%, 6/20/44 (b)		400	399,863
Series 2013-T2A, Class A2, 1.68%, 6/20/46 (b)		570	568,420
Nelnet Student Loan Trust, Series 2008-3, Class A4, 1.89%, 11/25/24 (a)		270	280,526
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.43%, 6/25/35 (a)		430	429,246
Northwoods Capital Corp./Northwoods Capital Ltd.:
Series 2012-9A, Class A, 1.69%, 1/18/24 (a)(b)		260	259,350
Series 2012-9A, Class B1, 2.52%, 1/18/24 (a)(b)		255	255,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		260	255,918
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.68%, 8/23/24 (a)(b)		225	222,975
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.81%, 7/25/33 (a)		256	236,005

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD Australian Dollar BBR Australian Bank Bill Rate BRL Brazilian Real EUR Euro JPY Japanese Yen LIBOR London Interbank Offered Rate	MXN Mexican Peso OTC Over-the-counter RB Revenue Bonds TBA To-be-announced USD US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 1.75%, 10/30/23 (a)(b)	USD	360	$359,820
Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		390	380,670
PFS Financing Corp., Series 2012-AA, Class A, 1.37%, 2/15/16 (a)(b)		220	220,144
RAAC Trust, Series 2005-SP2, Class 2A, 0.47%, 6/25/44 (a)		831	643,489
RASC Trust, Series 2003-KS5, Class AIIB, 0.75%, 7/25/33 (a)		118	98,237
Santander Drive Auto Receivables Trust:
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		54	53,960
Series 2012-1, Class B, 2.72%, 5/16/16		110	111,221
Series 2012-1, Class C, 3.78%, 11/15/17		145	149,918
Series 2012-2, Class C, 3.20%, 2/15/18		245	251,799
Series 2012-3, Class B, 1.94%, 12/15/16		405	408,726
Series 2012-3, Class C, 3.01%, 4/16/18		560	576,302
Series 2012-4, Class C, 2.94%, 12/15/17		140	144,082
Series 2012-5, Class B, 1.56%, 8/15/18		225	226,525
Series 2012-5, Class C, 2.70%, 8/15/18		105	107,857
Series 2012-6, Class B, 1.33%, 5/15/17		170	170,483
Series 2012-6, Class C, 1.94%, 3/15/18		120	120,962
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		420	420,399
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		800	797,847
Series 2013-2, Class B, 1.33%, 3/15/18		400	400,999
Series 2013-3, Class B, 1.19%, 5/15/18		360	358,405
Series 2013-4, Class C, 3.25%, 1/15/20		170	174,645
Series 2013-4, Class E, 4.67%, 1/15/20 (b)		515	528,775
Series 2013-5, Class B, 1.55%, 10/15/18		450	449,270
Series 2013-5, Class C, 2.25%, 6/17/19		400	398,632
Series 2013-A, Class B, 1.89%, 10/15/19 (b)		250	251,620
Series 2013-A, Class C, 3.12%, 10/15/19 (b)		95	97,433
Series 2013-A, Class D, 3.78%, 10/15/19 (b)		65	67,008
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.45%, 4/25/35 (a)		61	59,671
Scholar Funding Trust, Series 2011-A, Class A, 1.14%, 10/28/43 (a)(b)		203	203,187
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.41%, 7/15/36 (a)		425	419,145
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.79%, 12/16/30 (a)		193	188,089
Series 2004-B, Class A2, 0.44%, 6/15/21 (a)		315	311,721
SLM Private Education Loan Trust:
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		100	104,299
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		260	279,292
Series 2012-A, Class A1, 1.57%, 8/15/25 (a)(b)		103	103,871
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		385	399,480
Series 2012-C, Class A1, 1.27%, 8/15/23 (a)(b)		208	208,981

Asset-Backed Securities	Par (000)		Value
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)	USD	525	$542,910
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		610	622,233
Series 2012-E, Class A1, 0.92%, 10/16/23 (a)(b)		199	198,872
Series 2013-A, Class A2A, 1.77%, 5/17/27 (b)		165	160,041
Series 2013-B, Class A1, 0.82%, 7/15/22 (a)(b)		195	194,754
Series 2013-B, Class A2A, 1.85%, 6/17/30 (b)		438	422,396
SLM Student Loan Trust:
Series 2003-11, Class A6, 0.99%, 12/15/25 (a)(b)		355	352,028
Series 2008-5, Class A4, 1.94%, 7/25/23 (a)		335	350,197
Series 2013-6, Class A3, 0.82%, 6/26/28 (a)		355	355,009
Series 2013-C, Class A1, 1.02%, 2/15/22 (a)(b)		340	341,398
Series 2013-C, Class A2A, 3.13%, 10/15/31 (b)		265	267,793
SpringCastle America Funding LLC, Series 2013-1A, Class A, 3.75%, 4/03/21 (b)		640	641,421
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.47%, 1/25/35 (a)		321	293,532
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		640	636,782
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		430	426,146
Series 2012-D, Class A, 2.15%, 4/17/23		535	520,638
Total Asset-Backed Securities — 21.4%			29,668,238

Corporate Bonds
Airlines — 0.2%
United Continental Holdings, Inc.:
8.00%, 7/15/24		240	240,720
Series B, 6.00%, 7/15/28		80	67,400

			308,120
Automobiles — 0.1%
General Motors Co.:
4.88%, 10/02/23 (b)		90	91,125
6.25%, 10/02/43 (b)		55	57,131

			148,256
Beverages — 0.1%
PepsiCo, Inc., 3.60%, 8/13/42		205	168,737
Biotechnology — 0.2%
Amgen, Inc.:
5.15%, 11/15/41		80	79,703
5.65%, 6/15/42		150	158,855

			238,558
Capital Markets — 1.3%
The Bank of New York Mellon Corp., 2.10%, 1/15/19		280	277,536
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		110	115,443
5.75%, 1/24/22		144	162,099
3.63%, 1/22/23		195	188,829
1.84%, 11/29/23 (a)		290	294,487

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Capital Markets (concluded)
Morgan Stanley:
3.45%, 11/02/15	USD	365	$379,931
3.80%, 4/29/16		115	121,650
5.00%, 11/24/25		305	305,912

			1,845,887
Chemicals — 0.8%
LYB International Finance BV, 5.25%, 7/15/43		2	2,010
LyondellBasell Industries NV, 5.00%, 4/15/19		1,005	1,116,174

			1,118,184
Commercial Banks — 1.1%
ABN AMRO Bank NV, 6.38%, 4/27/21	EUR	100	158,961
Commerzbank AG, 6.38%, 3/22/19		100	152,173
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (b)	USD	700	711,375
US Bancorp, 1.95%, 11/15/18		270	268,552
Wells Fargo & Co.:
1.50%, 7/01/15		110	111,547
2.15%, 1/15/19		101	100,684
5.38%, 11/02/43		90	92,161

			1,595,453
Construction & Engineering — 0.1%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (b)		197	201,548
Containers & Packaging — 0.4%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
7.88%, 8/15/19		220	243,100
6.88%, 2/15/21		260	280,150
Rock Tenn Co., 4.00%, 3/01/23		74	70,677

			593,927
Diversified Financial Services — 2.5%
Bank of America Corp.:
3.70%, 9/01/15		445	465,163
2.60%, 1/15/19		178	178,786
3.30%, 1/11/23		625	591,417
4.10%, 7/24/23		548	550,325
BP Capital Markets PLC, 2.75%, 5/10/23		205	187,185
Citigroup, Inc.:
4.45%, 1/10/17		100	108,380
3.38%, 3/01/23		155	147,330
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		395	439,994
JPMorgan Chase & Co.:
4.75%, 3/01/15		220	230,169
3.25%, 9/23/22		132	126,498
3.20%, 1/25/23		70	66,362
Novus USA Trust, Series 2013-1, 1.54%, 2/28/14 (a)(b)		320	320,399

			3,412,008
Diversified Telecommunication Services — 2.3%
AT&T Inc., 2.35%, 11/27/18		139	139,119
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		204	220,320
Level 3 Financing, Inc., 8.13%, 7/01/19		207	226,665
Verizon Communications, Inc.:
3.65%, 9/14/18		555	587,503
4.50%, 9/15/20		120	128,468
5.15%, 9/15/23		258	277,013
3.85%, 11/01/42		806	658,344
6.55%, 9/15/43		797	932,457

			3,169,889

Corporate Bonds	Par (000)		Value
Electric Utilities — 0.7%
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18	USD	54	$68,302
5.95%, 12/15/36		100	101,824
Duke Energy Carolinas LLC, 4.25%, 12/15/41		175	162,946
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		240	255,000
Georgia Power Co., 3.00%, 4/15/16		205	213,689
Jersey Central Power & Light Co., 7.35%, 2/01/19		120	141,709

			943,470
Energy Equipment & Services — 1.2%
Transocean, Inc.:
5.05%, 12/15/16		245	270,644
2.50%, 10/15/17		400	404,238
6.00%, 3/15/18		596	668,382
6.50%, 11/15/20		165	188,420
6.80%, 3/15/38		90	100,171

			1,631,855
Food & Staples Retailing — 0.1%
CVS Caremark Corp., 5.30%, 12/05/43		34	35,162
Wal-Mart Stores, Inc., 4.00%, 4/11/43		131	116,588

			151,750
Food Products — 0.2%
WM Wrigley Jr. Co., 2.90%, 10/21/19 (b)		221	219,173
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 2.65%, 10/01/18		313	315,129
Edwards Lifesciences Corp., 2.88%, 10/15/18		235	233,629

			548,758
Health Care Providers & Services — 1.1%
Coventry Health Care, Inc., 5.45%, 6/15/21		194	215,849
HCA, Inc., 7.25%, 9/15/20		495	539,550
Tenet Healthcare Corp., 6.25%, 11/01/18		220	243,650
UnitedHealth Group, Inc., 3.38%, 11/15/21		75	74,075
WellPoint, Inc.:
1.88%, 1/15/18		215	212,594
2.30%, 7/15/18		159	157,738
Series A, 3.70%, 8/15/21		122	121,549

			1,565,005
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		41	41,032
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC:
8.00%, 10/01/20 (b)		170	176,800
11.00%, 10/01/21 (b)		191	195,775

			413,607
Insurance — 1.6%
American International Group, Inc.:
3.80%, 3/22/17		380	405,802
5.45%, 5/18/17		185	206,778
3.38%, 8/15/20		265	266,541
4.13%, 2/15/24		152	151,119
Manulife Financial Corp., 3.40%, 9/17/15		220	229,004
Prudential Financial, Inc.:
4.75%, 9/17/15		272	289,855
5.38%, 6/21/20		200	226,023
4.50%, 11/15/20		270	289,654
XLIT Ltd.:
2.30%, 12/15/18		70	68,753
5.25%, 12/15/43		32	32,214

			2,165,743

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
IT Services — 0.2%
International Business Machines Corp., 3.38%, 8/01/23	USD	230	$224,090
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., 6.00%, 3/01/20		175	201,079
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		246	243,710
5.30%, 2/01/44		19	19,212

			464,001
Media — 2.4%
CBS Corp.:
4.63%, 5/15/18		70	75,886
8.88%, 5/15/19		165	210,957
5.75%, 4/15/20		65	72,964
Comcast Corp.:
5.88%, 2/15/18		390	447,328
4.65%, 7/15/42		320	297,793
COX Communications, Inc.:
8.38%, 3/01/39 (b)		310	375,960
4.70%, 12/15/42 (b)		101	84,822
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
5.00%, 3/01/21		195	204,849
3.80%, 3/15/22		85	81,654
5.15%, 3/15/42		170	152,677
NBCUniversal Media LLC:
5.15%, 4/30/20		228	254,846
4.38%, 4/01/21		70	74,090
4.45%, 1/15/43		144	128,999
Time Warner Cable, Inc.:
8.75%, 2/14/19		225	268,389
8.25%, 4/01/19		534	625,584

			3,356,798
Metals & Mining — 0.5%
BHP Billiton Finance USA Ltd.:
3.85%, 9/30/23		201	201,872
5.00%, 9/30/43		78	79,306
Novelis, Inc., 8.75%, 12/15/20		310	344,875

			626,053
Multi-Utilities — 0.2%
Dominion Gas Holdings LLC, 4.80%, 11/01/43 (b)		18	17,403
Dominion Resources, Inc., 1.95%, 8/15/16		295	299,881

			317,284
Oil, Gas & Consumable Fuels — 3.4%
Apache Corp.:
4.75%, 4/15/43		55	53,347
4.25%, 1/15/44		90	80,916
CONSOL Energy, Inc., 8.25%, 4/01/20		31	33,558
Energy Transfer Partners LP, 4.15%, 10/01/20		385	390,614
Enterprise Products Operating LLC, 4.45%, 2/15/43		110	97,165
Kinder Morgan Energy Partners LP, 4.15%, 2/01/24		335	324,103
Laredo Petroleum, Inc., 7.38%, 5/01/22		150	162,750
Linn Energy LLC/Linn Energy Finance Corp., 7.00%, 11/01/19 (b)		183	184,830
MEG Energy Corp., 6.50%, 3/15/21 (b)		521	548,354
Murphy Oil Corp.:
2.50%, 12/01/17		236	237,435
3.70%, 12/01/22		126	116,425
Noble Energy, Inc.:
8.25%, 3/01/19		110	136,724

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (concluded)
4.15%, 12/15/21	USD	110	$113,107
6.00%, 3/01/41		130	139,006
5.25%, 11/15/43		150	149,877
Noble Holding International Ltd., 5.25%, 3/15/42		55	52,772
Peabody Energy Corp.:
6.00%, 11/15/18		25	26,625
6.25%, 11/15/21		145	146,450
Range Resources Corp., 5.75%, 6/01/21		5	5,300
Schlumberger Investment SA, 3.65%, 12/01/23		90	89,216
Shell International Finance BV:
2.00%, 11/15/18		244	244,154
4.55%, 8/12/43		211	205,797
Total Capital International SA, 3.70%, 1/15/24		215	212,586
TransCanada PipeLines Ltd., 3.75%, 10/16/23		110	107,212
Western Gas Partners LP:
5.38%, 6/01/21		231	247,470
4.00%, 7/01/22		133	126,938
The Williams Cos., Inc.:
7.88%, 9/01/21		91	104,933
3.70%, 1/15/23		370	322,939

			4,660,603
Paper & Forest Products — 0.5%
International Paper Co., 4.75%, 2/15/22		627	657,360
Pharmaceuticals — 0.4%
AbbVie, Inc., 4.40%, 11/06/42		165	153,891
Actavis, Inc., 4.63%, 10/01/42		165	150,117
Bristol-Myers Squibb Co., 4.50%, 3/01/44		186	178,158
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		90	88,274

			570,440
Real Estate Investment Trusts (REITs) — 0.1%
GLP Capital LP/GLP Financing II, Inc.:
4.38%, 11/01/18 (b)		9	9,203
4.88%, 11/01/20 (b)		15	15,000
Ventas Realty LP/Ventas Capital Corp., 2.70%, 4/01/20		58	55,460

			79,663
Real Estate Management & Development — 0.1%
Realogy Group LLC, 7.88%, 2/15/19 (b)(c)		189	207,428
Road & Rail — 0.0%
Burlington Northern Santa Fe LLC, 3.00%, 3/15/23		53	49,357
Software — 0.1%
First Data Corp., 7.38%, 6/15/19 (b)		105	112,088
Oracle Corp., 3.63%, 7/15/23		12	11,904

			123,992
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		190	204,791
Thrifts & Mortgage Finance — 0.6%
Radian Group, Inc., 5.38%, 6/15/15		750	776,250
Tobacco — 0.3%
Altria Group, Inc., 4.00%, 1/31/24		89	86,990
Philip Morris International, Inc.:
1.88%, 1/15/19		212	207,178
4.88%, 11/15/43		69	68,353

			362,521
Trading Companies & Distributors — 0.3%
United Rentals North America, Inc., 7.63%, 4/15/22		360	400,050

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 2.38%, 9/08/16	USD	385	$396,230
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 4/15/23		165	154,457
MetroPCS Wireless, Inc., 7.88%, 9/01/18		11	11,811
Sprint Communications, Inc., 9.00%, 11/15/18 (b)		390	469,950
Sprint Corp., 7.88%, 9/15/23 (b)		135	145,125
T-Mobile USA, Inc.:
6.46%, 4/28/19		15	15,938
6.63%, 4/28/21		55	57,888
6.73%, 4/28/22		50	52,125
6.84%, 4/28/23		15	15,563

			1,319,087
Total Corporate Bonds — 25.1%			34,839,696

Floating Rate Loan Interests — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Loan, 2.74%, 10/15/17		299	311,482

Foreign Agency Obligations
Caixa Economica Federal, 2.38%, 11/06/17 (b)		150	139,313
Nexen Energy ULC, 5.88%, 3/10/35		10	10,680
Petrobras International Finance Co., 3.88%, 1/27/16		700	720,623
Statoil ASA, 2.90%, 11/08/20		280	278,168
Total Foreign Agency Obligations — 0.8%			1,148,784

Foreign Government Obligations
Brazil — 0.1%
Federative Republic of Brazil, 7.13%, 1/20/37		100	114,500
Greece — 0.1%
Hellenic Republic, 2.00%, 2/24/23 (d)		190	175,882
Italy — 0.2%
Buoni Poliennali Del Tesoro, 2.55%, 10/22/16	EUR	260	365,508
Mexico — 0.4%
United Mexican States, 4.00%, 10/02/23	USD	550	544,500
Spain — 0.3%
Kingdom of Spain, 4.40%, 10/31/23	EUR	275	385,166
Total Foreign Government Obligations — 1.1%			1,585,556

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.6%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	USD	1,058	816,440
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (a)		276	210,996
Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.63%, 7/27/36 (a)(b)		546	542,146
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.33%, 12/25/36 (a)		243	190,808

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 3A1, 2.59%, 8/25/35 (a)	USD	173	$154,381
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (a)		181	173,901
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.38%, 2/25/46 (a)		339	162,987

			2,251,659
Commercial Mortgage-Backed Securities — 11.1%
Banc of America Commercial Mortgage Trust:
Series 2006-5, Class AAB, 5.38%, 9/10/47		320	321,946
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)		25	26,103
Series 2007-3, Class A1A, 5.65%, 6/10/49 (a)		370	403,085
Series 2007-3, Class A4, 5.65%, 6/10/49 (a)		630	696,170
Series 2007-3, Class AM, 5.65%, 6/10/49 (a)		200	220,161
Banc of America Re-REMIC Trust, Series 2010-UB4, Class A4A, 5.02%, 12/20/41 (a)(b)		312	334,624
Bear Stearns Commercial Mortgage Securities Trust:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (a)		70	74,743
Series 2006-PW14, Class A1A, 5.19%, 12/11/38		319	348,308
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		220	240,680
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (a)		224	247,885
Series 2007-PW17, Class A3, 5.74%, 6/11/50		291	298,205
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (a)		25	27,849
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM, 5.35%, 12/10/46		225	245,784
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	118,635
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (b)		180	166,610
Series 2013-CR11, Class AM, 4.72%, 9/10/23 (a)		60	62,218
Series 2013-FL3, Class A, 1.68%, 10/13/16 (a)(b)		270	270,919
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (b)		230	218,647
Credit Suisse Mortgage Capital Certificates:
Series 2007-TF2A, Class A3, 0.44%, 4/15/22 (a)(b)		290	278,595
Series 2010-RR2, Class 2A, 5.76%, 9/15/39 (a)(b)		520	571,606
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.17%, 3/15/18 (a)(b)		180	180,630
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.92%, 6/17/49 (a)(b)		165	179,842
Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)		374	373,534
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		165	165,277
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (b)		180	174,671

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49	USD	100	$111,676
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (a)		130	142,445
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		360	313,255
GS Mortgage Securities Corp. Trust:
Series 2012-ALOH, Class A, 3.55%, 4/10/34 (b)		100	98,321
Series 2012-SHOP, Class C, 3.63%, 6/05/31 (b)		100	100,295
GS Mortgage Securities Trust:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		150	146,908
Series 2006-GG8, Class AM, 5.59%, 11/10/39		70	76,726
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (b)		100	100,082
Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)		290	291,643
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)		240	257,701
Series 2006-LDP9, Class AM, 5.37%, 5/15/47		45	47,542
Series 2007-CB18, Class A1A, 5.43%, 6/12/47 (a)		458	502,155
Series 2007-CB18, Class A3, 5.45%, 6/12/47		78	78,810
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (a)		420	471,212
Series 2007-LDPX, Class A1A, 5.44%, 1/15/49		329	363,013
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (a)		163	174,152
Series 2013-C10, Class C, 4.16%, 12/15/47 (a)		90	84,928
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.88%, 7/15/44 (a)		155	172,064
LB-UBS Commercial Mortgage Trust:
Series 2007-C7, Class A3, 5.87%, 9/15/45 (a)		250	277,523
Series 2007-C7, Class AM, 6.16%, 9/15/45 (a)		95	108,585
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (a)		195	205,082
Series 2007-C1, Class A1A, 5.86%, 6/12/50 (a)		122	131,102
Morgan Stanley Capital I Trust:
Series 2007-HQ12, Class A2FX, 5.58%, 4/12/49 (a)		226	229,242
Series 2007-HQ12, Class AM, 5.60%, 4/12/49 (a)		315	343,726
Series 2007-IQ13, Class A1A, 5.31%, 3/15/44		454	496,899
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	130,439
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (a)		168	183,661
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (a)		505	543,264
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		55	55,764

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Re-REMIC Trust:
Series 2009-IO, Class B, 0.00%, 7/17/56 (b)(e)	USD	215	$211,658
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		93	93,888
Series 2012-IO, Class AXB1, 1.00%, 3/27/51 (b)		128	128,119
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (b)		120	117,600
Series 2012-XA, Class A, 2.00%, 7/27/49 (b)		222	223,606
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		130	128,938
Queens Center Mortgage Trust, Series 2013-QCA, Class D, 3.47%, 1/11/37 (a)(b)		470	398,906
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		760	830,298
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (b)		2	1,513
SCG Trust, Series 2013-SRP1, Class AJ, 2.12%, 11/15/26 (a)(b)		120	120,002
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		339	335,477
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 5.92%, 2/15/51 (a)		170	170,275
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		195	193,679

			15,438,901
Interest Only Commercial Mortgage-Backed Securities — 1.7%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		3,475	194,555
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA, 1.31%, 9/10/46 (a)		1,257	93,332
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR1, Class XA, 2.23%, 5/15/45 (a)		1,238	148,171
Series 2013-CR10, Class XA, 1.06%, 8/10/46 (a)		5,248	311,417
Series 2013-LC6, Class XA, 1.80%, 1/10/46 (a)		2,845	272,923
GS Mortgage Securities Corp. II:
Series 2013-GC10, Class XA, 1.77%, 2/10/46 (a)		2,686	286,879
Series 2013-KYO, Class XB1, 3.25%, 11/08/29 (a)(b)		2,410	110,988
Hilton USA Trust, Series 2013-HLT, Class X1FX, 1.67%, 11/05/30 (a)(b)		2,340	40,950
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class XA, 2.01%, 6/15/45 (a)		1,045	102,674
Series 2013-LC11, Class XA, 1.59%, 4/15/46 (a)		1,096	104,608
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA, 1.75%, 2/15/46 (a)		952	93,447
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.67%, 3/15/45 (a)(b)		1,989	245,665
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Class XA, 1.83%, 12/15/45 (a)(b)		1,714	184,001

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Series 2013-C15, Class XA, 0.72%, 8/15/46 (a)	USD	1,764	$74,470

			2,264,080
Total Non-Agency Mortgage-Backed Securities — 14.4%			19,954,640

Other Interests (f)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (g)(h)	185	—
Lehman Brothers Holdings, Inc. (g)(h)	1,025	—
Total Other Interests — 0.0%		—

Preferred Securities

Capital Trusts	Par (000)
Capital Markets — 0.0%
State Street Capital Trust IV, 1.25%, 6/01/77 (a)	30	22,665
Insurance — 0.4%
American International Group, Inc., 8.18%, 5/15/68 (a)	125	151,250
Prudential Financial, Inc., 5.88%, 9/15/42 (a)	58	58,943
XL Group PLC, 6.50% (a)(i)	335	329,556

		539,749
Media — 0.2%
NBCUniversal Enterprise, Inc., 5.25% (b)(i)	200	198,000
Total Capital Trusts — 0.6%		760,414

Preferred Stocks	Shares
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series S, 8.25% (a)	10,000	87,500
Freddie Mac, Series Z, 8.38%	10,000	89,700
Total Preferred Stocks — 0.1%		177,200

Trust Preferreds
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (a)	13,971	380,710
Total Preferred Securities		1,318,324

Taxable Municipal Bonds	Par (000)
New York City Municipal Water Finance Authority RB:
5.38%, 6/15/43	USD	200	210,226
5.50%, 6/15/43		240	254,191
Total Taxable Municipal Bonds — 0.3%			464,417

U.S. Government Sponsored Agency Securities	Par (000)		Value
Agency Obligations — 0.3%
FREMF Mortgage Trust:
Series 2012-K23, Class B, 3.66%, 10/25/45 (b)	USD	160	$146,841
Series 2012-K706, Class C, 4.02%, 11/25/44 (a)(b)		35	34,134
Series 2012-K711, Class B, 3.68%, 8/25/45 (a)(b)		185	179,937
Series 2013-K713, Class B, 3.17%, 4/25/20 (a)(b)		25	23,376

			384,288
Commercial Mortgage-Backed Securities — 0.7%
Freddie Mac:
Series K027, Class A2, 2.64%, 1/25/23		495	464,870
Series K031, Class A2, 3.30%, 4/25/23 (a)		345	339,723
Series K035, Class A2, 3.46%, 8/25/23 (a)		145	144,091

			948,684
Interest Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2013-52, Class EI, 4.00%, 3/25/43		179	23,644
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Fannie Mae, Series 2013-M5, Class X2, 2.40%, 1/25/21		593	76,024
Freddie Mac:
Series K019, Class X1, 1.74%, 3/25/22 (a)		508	55,139
Series K021, Class X1, 1.51%, 6/25/22 (a)		786	77,111
Series K707, Class X1, 1.56%, 1/25/47 (a)		1,104	72,748
Series K710, Class X1, 1.78%, 5/25/19 (a)		845	67,970
Ginnie Mae, Series 2012-120, Class IO, 1.02%, 2/16/53 (a)		1,136	83,419

			432,411
Mortgage-Backed Securities — 51.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 9/01/27		2,157	2,137,222
3.00%, 1/01/29-1/01/44 (a)(j)		5,309	5,138,283
3.13%, 3/01/41 (a)		124	130,409
3.22%, 12/01/40 (a)		192	200,787
3.36%, 6/01/41 (a)		158	165,930
3.50%, 7/01/28-1/01/44 (a)(j)		6,300	6,312,393
4.00%, 2/01/25-1/01/44 (j)		9,284	9,591,391
4.50%, 2/01/25-1/01/44 (j)		5,219	5,543,052
4.76%, 8/01/38 (a)		227	239,912
5.00%, 7/01/33-1/01/44 (j)		3,518	3,826,654
5.50%, 2/01/35-8/01/37		1,444	1,589,982
6.00%, 2/01/17-1/01/44 (j)		2,133	2,370,293
6.50%, 5/01/40		691	767,934
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/29 (j)		800	792,594
3.00%, 1/01/29-4/01/43 (j)		2,184	2,099,378
3.03%, 2/01/41 (a)		171	181,020
3.50%, 4/01/42-1/01/44 (j)		5,942	5,896,828
4.00%, 1/01/44 (j)		4,200	4,308,828
4.50%, 9/01/43-1/01/44 (j)		3,695	3,906,473
4.87%, 4/01/38 (a)		244	255,862
5.00%, 1/01/44 (j)		1,100	1,186,281
5.50%, 3/01/43-1/01/44 (j)		585	638,289
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/44 (j)		1,500	1,449,258
3.50%, 12/15/42-1/15/44 (j)		2,694	2,718,322
4.00%, 12/15/41-11/20/43		3,684	3,839,171

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
4.50%, 5/20/41-1/15/44 (j)	USD	3,946	$4,231,472
5.00%, 12/15/38-1/15/44 (j)		1,589	1,723,690
5.50%, 1/15/44 (j)		500	549,141

			71,790,849
Total U.S. Government Sponsored Agency Securities — 53.1%			73,579,876

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.75%, 8/15/42 (c)		365	289,206
3.75%, 11/15/43 (c)		9,372	9,058,716
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42 (c)		646	519,308
U.S. Treasury Inflation Indexed Notes:
0.13%, 1/15/23		369	348,793
0.38%, 7/15/23		1,902	1,834,145
U.S. Treasury Notes:
0.25%, 11/30/15 (c)		1,660	1,656,693
0.63%, 12/15/16 (c)		6,990	6,961,607
1.50%, 12/31/18		550	543,813
1.00%, 11/30/19 (c)		4,263	4,005,553
2.00%, 11/30/20		1,670	1,625,641
1.63%, 11/15/22 (c)		1,993	1,798,993
2.75%, 11/15/23		2,180	2,132,653
Total U.S. Treasury Obligations — 22.2%			30,775,121
Total Long-Term Investments (Cost — $194,479,488) — 139.6%			193,646,134

Short-Term Securities
Borrowed Bond Agreements — 1.5%
Credit Suisse Securities (USA) LLC, 0.05%, Open (Purchased on 9/17/13 to be repurchased at $357,562, collateralized by U.S. Treasury Bonds, 2.75% due at 11/15/42, par and fair value of USD 435,000 and $343,922, respectively)		352	352,350
Deutsche Bank Securities, Inc., (0.10)%, Open (Purchased on 12/17/13 to be repurchased at $1,708,375, collateralized by U.S. Treasury Notes, 1.25% due at 11/30/18, par and fair value of USD 1,730,000 and $1,692,967, respectively)		1,708	1,708,375
Total Short-Term Securities (Cost — $2,060,725) — 1.5%			2,060,725
Options Purchased

Options Purchased			Value
(Cost — $62,220) — 0.1%			$87,863
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $196,602,433) — 141.2%			195,794,722

Borrowed Bonds	Par (000)
U.S. Treasury Obligations — (1.5)%
U.S. Treasury Bonds, 2.75%, 11/15/42	USD	435	(343,922)
U.S. Treasury Notes, 1.25%, 11/30/18		1,712	(1,675,157)
Total Borrowed Bonds (Proceeds — $2,109,930) — (1.5)%			(2,019,079)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/29		500	(494,844)
3.50%, 1/01/44		5,315	(5,273,753)
4.00%, 1/01/29-1/01/44		5,200	(5,379,960)
4.50%, 1/01/44		1,200	(1,269,844)
5.00%, 1/01/44		2,400	(2,602,688)
5.50%, 1/01/44		500	(549,980)
6.00%, 1/01/44		700	(776,398)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/44		700	(663,031)
3.50%, 1/01/44		1,000	(992,188)
4.00%, 1/01/44		2,800	(2,875,469)
4.50%, 1/01/44		2,200	(2,327,789)
5.50%, 1/01/44		100	(109,219)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/44		200	(201,570)
4.00%, 1/15/44		2,100	(2,183,051)
4.50%, 1/15/44		1,800	(1,924,453)
Total TBA Sale Commitments (Proceeds — $27,673,797) — (19.9)%			(27,624,237)

Options Written
(Premiums Received — $14,579) — (0.0)%			(22,826)
Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 119.8%			166,128,580
Liabilities in Excess of Other Assets — (19.8)%			(27,436,125)

Net Assets — 100.0%			$138,692,455

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Zero-coupon bond.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Non-income producing security.

(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(i)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$(1,559,590)	$785
Credit Suisse Securities (USA) LLC	$(913,832)	$7,461
Deutsche Bank Securities, Inc.	$(1,096,223)	$(4,172)
Goldman Sachs & Co.	$5,753,982	$(54,852)
J.P. Morgan Securities LLC	$2,684,208	$7,247
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,904,547	$(13,179)
Morgan Stanley & Co. LLC	$2,378,102	$10,344
Nomura Securities International, Inc.	—	$3,156
RBS Securities, Inc.	—	$4,465
Wells Fargo Securities LLC	—	$(51)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.02%	3/14/13	Open	$1,933,210	$1,933,526
Credit Suisse Securities (USA) LLC	0.04%	9/17/13	Open	4,012,549	4,013,022
Credit Suisse Securities (USA) LLC	0.04%	9/17/13	Open	522,656	522,718
Credit Suisse Securities (USA) LLC	0.04%	9/17/13	Open	292,912	292,946
Deutsche Bank Securities, Inc.	0.00%	10/21/13	Open	178,000	178,000
BNP Paribas Securities Corp.	0.01%	12/05/13	Open	5,842,500	5,842,545
BNP Paribas Securities Corp.	(0.38)%	12/31/13	1/02/14	1,657,925	1,657,890
Deutsche Bank Securities, Inc.	(0.46)%	12/31/13	1/02/14	6,963,788	6,963,610
Total				$21,403,540	$21,404,257

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
24	U.S. Treasury Notes (2 Year)	Chicago Board Options	March 2014	USD	5,275,500	$(5,440)
28	U.S. Treasury Bonds (30 Year)	Chicago Board Options	March 2014	USD	3,592,750	(56,518)
2	Euro Dollar Futures	Chicago Mercantile	December 2014	USD	497,850	1,596
20	Euro Dollar Futures	Chicago Mercantile	March 2015	USD	4,973,500	17,059
22	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	5,462,875	7,068
(1)	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	191,457	2,778
(41)	U.S. Treasury Notes (5 Year)	Chicago Board Options	March 2014	USD	4,891,812	22,467
(91)	U.S. Treasury Notes (10 Year)	Chicago Board Options	March 2014	USD	11,197,266	182,380
(15)	Ultra Treasury Bonds	Chicago Board Options	March 2014	USD	2,043,750	34,806
(10)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	2,471,875	4,361
Total						$210,557

•	Foreign currency exchange contracts outstanding as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	562,000	USD	772,879	BNP Paribas S.A.	1/22/14	$256
USD	1,404,389	EUR	1,040,000	Barclays Bank PLC	1/22/14	(26,323)
Total						$(26,067)

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	Exchange-traded options purchased as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Put	USD	98.75	3/14/14	69	$46,575

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Call	4.50%	Receive	6-month Australian BBR	2/26/14	AUD	2,130	$12,115
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/05/14	JPY	146,000	11,404
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.10%	Pay	6-month JPY LIBOR	6/06/14	JPY	70,000	5,495
10-Year Interest Rate Swap	Bank of America N.A.	Put	1.10%	Pay	6-month JPY LIBOR	6/09/14	JPY	154,000	12,274
Total									$41,288

•	Exchange-traded options written as of December 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro Dollar 2-Year Mid-Curve	Put	USD	98.25	3/14/14	69	$(11,213)

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/05/14	JPY	146,000	$(4,517)
10-Year Interest Rate Swap	Barclays Bank PLC	Put	1.40%	Receive	6-month JPY LIBOR	6/06/14	JPY	70,000	(2,165)
10-Year Interest Rate Swap Total	Bank of America N.A.	Put	1.40%	Receive	6-month JPY LIBOR	6/09/14	JPY	154,000	(4,931)
									$(11,613)

•	Centrally cleared credit default swaps – buy protection outstanding as of December 31, 2013 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 21 Version 1	5.00%	Chicago Mercantile	12/20/18	USD	1,510	$(31,815)

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
0.65%[1]	3-month LIBOR	Chicago Mercantile	11/26/16	USD	535	$2,652
2.82%[1]	3-month LIBOR	Chicago Mercantile	11/18/23	USD	240	4,274
0.82%[1]	6-month LIBOR	Chicago Mercantile	11/25/23	JPY	71,955	6,290
0.79%[1]	6-month JPY LIBOR	Chicago Mercantile	11/28/23	JPY	78,495	8,863
Total						$22,079

[1]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•	OTC credit default swaps — buy protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Radian Group, Inc.	5.00%	Citibank N.A.	6/20/15	USD	750	$(45,392)	$12,761	$(58,153)
CMBX.NA Series 6 AAA	0.50%	Credit Suisse International	5/11/63	USD	100	2,523	3,343	(820)
CMBX.NA Series 6 AAA	0.50%	Morgan Stanley Capital Services LLC	5/11/63	USD	150	3,784	5,599	(1,815)
Total						$(39,085)	$21,703	$(60,788)

•	OTC credit default swaps — sold protection outstanding as of December 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Paid (Received)	Unrealized Appreciation
CDX.EM Series 20 Version 1	5.00%	Bank of America N.A.	12/20/18	BB+	USD	151	$15,590	$15,326	$264
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	289	29,837	28,758	1,079
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	265	27,360	26,370	990
CDX.EM Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BB+	USD	150	15,487	15,432	55
Goldman Sachs Group, Inc.	1.00%	Deutsche Bank AG	12/20/18	A-	USD	520	2,943	(4,435)	7,378
CMBX.NA Series 2 AM	0.50%	Deutsche Bank AG	3/15/49	A-	USD	275	(6,758)	(38,642)	31,884
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(39,607)	(65,432)	25,825
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,320	(78,030)	(130,540)	52,510
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB-	USD	95	(6,501)	(13,990)	7,489
Total							$(39,679)	$(167,153)	$127,474

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	13,000	$(55,350)	—	$(55,350)
11.43%[2]	1-day Overnight Brazil Interbank Deposit Rate	Barclays Bank PLC	1/04/16	BRL	1,784	(896)	$(151)	(745)
11.41%[2]	1-day Overnight Brazil Interbank Deposit Rate	Credit Suisse International	1/04/16	BRL	521	(570)	—	(570)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	4,227	—	4,227
3.30%[1]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/06/21	USD	700	(39,919)	—	(39,919)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(24,711)	—	(24,711)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	13,557	—	13,557
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	10,972	—	10,972
6.36%[2]	28-day Mexican Interbank Rate	Deutsche Bank AG	10/18/23	MXN	1,895	(5,165)	—	(5,165)
6.83%[2]	28-day Mexican Interbank Rate	JPMorgan Chase Bank N.A.	11/03/23	MXN	3,665	563	—	563
Total						$(97,292)	$(151)	$(97,141)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$24,266,218	$5,402,020	$29,668,238
Corporate Bonds	—	34,598,976	240,720	34,839,696
Floating Rate Loan Interests	—	—	311,482	311,482
Foreign Agency Obligations	—	1,148,784	—	1,148,784
Foreign Government Obligations	—	1,585,556	—	1,585,556
Non-Agency Mortgage-Backed Securities	—	18,706,227	1,248,413	19,954,640
Preferred Securities	$557,910	760,414	—	1,318,324
Taxable Municipal Bonds	—	464,417	—	464,417
U.S. Government Sponsored Agency Securities	—	73,579,876	—	73,579,876
U.S. Treasury Obligations	—	30,775,121	—	30,775,121
Short-Term Securities	—	2,060,725	—	2,060,725
Options Purchased:
Interest Rate Contracts	46,575	41,288	—	87,863
Liabilities:
Investments:
Borrowed Bonds	—	(2,019,079)	—	(2,019,079)
TBA Sale Commitments	—	(27,624,237)	—	(27,624,237)
Total	$604,485	$158,344,286	$7,202,635	$166,151,406

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$127,474	—	$127,474
Foreign currency exchange contracts	—	256	—	256
Interest rate contracts	$272,515	51,398	—	323,913
Liabilities:
Credit contracts	—	(92,603)	—	(92,603)
Foreign currency exchange contracts	—	(26,323)	—	(26,323)
Interest rate contracts	(73,171)	(138,073)	—	(211,244)
Total	$199,344	$(77,871)	—	$121,473

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

The carrying amount or face value, including accrued interest, for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,327,170	—	—	$1,327,170
Foreign currency at value	13,801	—	—	13,801
Cash pledged for financial futures contracts	186,000	—	—	186,000
Cash pledged for centrally cleared swaps	100,000	—	—	100,000
Cash pledged as collateral for reverse repurchase agreements	190,000	—	—	190,000
Liabilities:
Reverse repurchase agreements	—	$(21,404,257)	—	(21,404,257)
Cash received as collateral for OTC derivatives	—	(100,000)	—	(100,000)
Total	$1,816,971	$(21,504,257)	—	$(19,687,286)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2012	$4,976,767	$910,270	$300,000	$1,913,769	$292,650	$8,393,456
Transfers into Level 3	—	—	—	414,489	—	414,489
Transfers out of Level 3[2]	(1,219,802)	—	—	(1,051,181)	(292,650)	(2,563,633)
Accrued discounts/premiums	1,270	36	—	(10,632)	—	(9,326)
Net realized gain (loss)	13,085	(138)	—	4,555	—	17,502
Net change in unrealized appreciation/depreciation[3]	(16,742)	(2,995)	12,698	50,969	—	43,930
Purchases	3,628,520	241,547	—	391,634	—	4,261,701
Sales	(1,981,078)	(908,000)	(1,216)	(465,190)	—	(3,355,484)
Closing Balance, as of December 31, 2013	$5,402,020	$240,720	$311,482	$1,248,413	—	$7,202,635

[2]

As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,563,633 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $51,835.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock Total Return V.I. Fund

Assets
Investments at value (cost — $196,602,433)	$195,794,722
Cash	1,327,170
Foreign currency at value (cost — $13,814)	13,801
Cash pledged as collateral for reverse repurchase agreements	190,000
Cash pledged for financial futures contracts	186,000
Cash pledged for centrally cleared swaps	100,000
TBA sale commitments receivable	27,673,797
Investments sold receivable	2,492,239
Interest receivable	831,819
Capital shares sold receivable	285,838
Unrealized appreciation on OTC swaps	156,793
Swap premiums paid	107,589
Variation margin receivable on financial futures contracts	31,014
Receivable from Manager	20,609
Options written receivable	3,050
Unrealized appreciation on foreign currency exchange contracts	256
Prepaid expenses	1,400
Other assets	69,599

Total assets	229,285,696

Liabilities
TBA sale commitments at value (proceeds — $27,673,797)	27,624,237
Reverse repurchase agreements	21,404,257
Borrowed bonds at value (proceeds — $2,109,930)	2,019,079
Options written at value (premiums received $14,579)	22,826
Investments purchased payable	38,366,812
Income dividends payable	325,167
Swap premiums received	253,190
Unrealized depreciation on OTC swaps	187,248
Cash received as collateral for OTC derivatives	100,000
Investment advisory fees payable	58,037
Unrealized depreciation on foreign currency exchange contracts	26,323
Variation margin payable on financial futures contracts	13,823
Interest expense payable	5,561
Variation margin payable on centrally cleared swaps	4,575
Officer’s and Directors’ fees payable	3,968
Capital shares redeemed payable	1,707
Distribution fees payable	584
Other affiliates payable	373
Other accrued expenses payable	175,474

Total liabilities	90,593,241

Net Assets	$138,692,455

Net Assets Consist of
Paid-in capital	$168,022,599
Distributions in excess of net investment income	(84,603)
Accumulated net realized loss	(28,706,624)
Net unrealized appreciation/depreciation	(538,917)

Net Assets	$138,692,455

Net Asset Value
Class I — Based on net assets of $135,942,507 and 11,806,106 shares outstanding, 600 million shares authorized, $0.10 par value	$11.51

Class III — Based on net assets of $2,749,948 and 241,644 shares outstanding, 100 million shares authorized, $0.10 par value	$11.38

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Statement of Operations

Year Ended December 31, 2013	BlackRock Total Return V.I. Fund

Investment Income
Interest	$5,160,763

Expenses
Investment advisory	737,866
Transfer agent	5,010
Transfer agent — Class I	305,597
Transfer agent — Class III	2,589
Professional	94,519
Custodian	64,208
Accounting services	32,301
Officer and Directors	20,531
Distribution — Class III	4,323
Printing	2,125
Miscellaneous	26,121

Total expenses excluding interest expense	1,295,190
Interest expense	19,430

Total expenses	1,314,620
Less transfer agent fees reimbursed — Class I	(306,182)
Less transfer agent fees reimbursed — Class III	(1,785)

Total expenses after fees reimbursed	1,006,653

Net investment income	4,154,110

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,150,209)
Borrowed bonds	3,524
Options written	(50,067)
Financial futures contracts	2,519,306
Swaps	1,345,309
Foreign currency transactions	(48,248)

619,615

Net change in unrealized appreciation/depreciation on:
Investments	(6,489,461)
Borrowed bonds	90,851
Options written	(16,814)
Financial futures contracts	(132,300)
Swaps	99,497
Foreign currency translations	(2,291)

(6,450,518)

Total realized and unrealized loss	(5,830,903)

Net Decrease in Net Assets Resulting from Operations	$(1,676,793)

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$4,154,110	$5,446,498
Net realized gain	619,615	3,520,615
Net change in unrealized appreciation/depreciation	(6,450,518)	4,333,397

Net increase (decrease) in net assets resulting from operations	(1,676,793)	13,300,510

Dividends to Shareholders From[1]
Net investment income:
Class I	(4,634,779)	(5,912,739)
Class III	(47,524)	(5,436)

Decrease in net assets resulting from dividends to shareholders	(4,682,303)	(5,918,175)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(18,213,111)	(15,569,457)

Net Assets
Total decrease in net assets	(24,572,207)	(8,187,122)
Beginning of year	163,264,662	171,451,784

End of year	$138,692,455	$163,264,662

Distributions in excess of net investment income, end of year	$(84,603)	$(119,651)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

Statement of Cash Flows

For the Year Ended December 31, 2013	BlackRock Total Return V.I. Fund

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(1,676,793)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged for financial futures contracts	364,000
Decrease in cash pledged for centrally cleared swaps	300,000
Increase in cash pledged as collateral for reverse repurchase agreements	(190,000)
Increase in swap premiums paid	(86,107)
Decrease in swaps premiums receivable	187,839
Decrease in swaps receivable	16,159
Increase in options written receivable	(3,050)
Decrease in variation margin receivable on financial futures contracts	79,526
Decrease in interest receivable	362,133
Decrease in principal paydowns receivable	19,529
Increase in receivable from Manager	(20,609)
Decrease in prepaid expenses	1,400
Decrease in other assets	16,127
Increase in cash received as collateral for OTC derivatives	100,000
Decrease in swaps payable	(45,991)
Increase in variation margin payable on financial futures contracts	13,823
Increase in variation margin payable on centrally cleared swaps	4,575
Decrease in income dividends payable	(104,137)
Decrease in other affiliates payable	(206)
Increase in Officer’s and Directors’ fees payable	216
Increase in interest expense payable	2,215
Decrease in investment advisory fees payable	(10,007)
Increase in other accrued expenses payable	35,889
Net realized and unrealized (gain) loss on investments, options written, swaps, borrowed bonds and foreign currency transactions/translations	9,524,866
Premiums received from options written	192,542
Premiums paid on closing options written	(204,116)
Amortization of premium and accretion of discount on investments	331,270
Proceeds from sales of long-term investments and principal paydowns	1,333,336,100
Proceeds from borrowed bonds transactions	4,558,773
Payments for borrowed bonds transactions	(2,449,348)
Purchases of long-term investments	(1,292,020,969)
Net proceeds from sales of short-term securities	(2,060,725)

Cash provided by operating activities	50,574,924

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	(27,276,039)
Proceeds from issuance of capital shares	7,341,458
Payments on redemption of capital shares	(30,861,524)
Cash dividends paid to shareholders	104,735

Cash used for financing activities	(50,691,370)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(160)

Cash and Foreign Currency
Net decrease in cash and foreign currency	(116,606)
Cash and foreign currency at beginning of year	1,457,577

Cash and foreign currency at end of year	$1,340,971

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$17,215

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends	$4,786,454

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I					Class III
	Year Ended December 31,					Year Ended December 31, 2013	Period August 14, 2012[1] to December 31, 2012	Period April 25, 2012[1] to June 19, 2012[2]
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$12.01	$11.49	$11.29	$10.82	$9.79	$11.86	$11.71	$11.65

Net investment income[3]	0.32	0.38	0.46	0.50	0.57	0.28	0.13	0.05
Net realized and unrealized gain (loss)	(0.45)	0.55	0.21	0.53	1.12	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	(0.13)	0.93	0.67	1.03	1.69	(0.14)	0.29	0.12

Dividends from net investment income	(0.37)[4]	(0.41)[4]	(0.47)[4]	(0.56)[4]	(0.66)[4]	(0.34)[4]	(0.14)	(0.06)

Net asset value, end of period	$11.51	$12.01	$11.49	$11.29	$10.82	$11.38	$11.86	$11.71

Total Investment Return[5]
Based on net asset value	(1.14)%	8.25%	6.07%	9.69%	17.79%	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses	0.87%	0.80%	0.69%	0.75%	0.66%	1.06%	0.95%[7]	1.09%[7]

Total expenses after fees reimbursed and paid indirectly	0.67%	0.67%	0.69%	0.75%	0.66%	0.96%	0.95%[7]	0.98%[7]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense	0.65%	0.64%	0.64%	0.63%	0.63%	0.94%	0.91%[7]	0.95%[7]

Net investment income	2.75%	3.24%	4.04%	4.46%	5.54%	2.45%	2.83%[7]	3.22%[7]

Supplemental Data
Net assets, end of period (000)	$135,943	$162,921	$171,452	$188,615	$201,547	$2,750	$344	— [2]

Portfolio turnover	724%[8]	953%[9]	1,203%[10]	1,331%[11]	757%[12]	724%[8]	953%[9]	953%[9]

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 498%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 729%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 755%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 986%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 492%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	23

Notes to Financial Statements	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach,

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	25

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity

(as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	27

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund’s accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse repurchase transactions, borrowed bond agreements and treasury roll transactions are entered into by the Fund under Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The following table is a summary of the Fund’s open borrowed bonds agreements and reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Exposure Due (to)/ from Counterparty before Collateral	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/from Counterparty[3]
BNP Paribas Securities Corp.	—	$(9,433,961)	—	$(9,433,961)	$9,289,622	$190,000	$9,479,622	$45,661
Credit Suisse Securities (USA) LLC	$352,350	(4,828,686)	$(345,508)	(4,821,844)	4,823,594	—	4,823,594	1,750
Deutsche Bank Securities, Inc.	1,708,375	(7,141,610)	(1,677,092)	(7,110,327)	7,176,857	—	7,176,857	66,530

Total	$2,060,725	$(21,404,257)	$(2,022,600)	$(21,366,132)	$21,290,073	$190,000	21,480,073	$113,941

[1]	Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $3,521 which is included in interest expense payable in the Statement of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the buyer of securities under the MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	29

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the

OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps; Investments at value — unaffiliated[2]	$411,776

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	256

Credit contracts	Unrealized appreciation on OTC swaps; Swap premiums paid	235,063

Total		$647,095

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on OTC swaps; Swap premiums received; Options written at value	$211,395

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	26,323

Credit contracts	Unrealized depreciation on OTC swaps; Swap premiums received	345,642

Total		$583,360

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) from
Interest rate contracts:
Financial futures contracts	$2,519,306
Swaps	1,399,022
Options[3]	85,230
Foreign currency exchange contracts:
Foreign currency exchange contracts	(88,052)
Credit contracts:
Swaps	(48,133)
Other contracts:
Swaps	(5,580)

Total	$3,861,793

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(132,300)
Swaps	99,655
Options[3]	9,704
Foreign currency exchange contracts:
Foreign currency exchange contracts	(645)
Credit contracts:
Swaps	(34,892)
Other contracts:
Swaps	34,734

Total	$(23,744)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	31

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	294
Average number of contracts sold	267
Average notional value of contracts purchased	$60,498,811
Average notional value of contracts sold	$38,549,353
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	3
Average number of contracts - US dollars sold	1
Average US dollar amounts purchased	$3,497,548
Average US dollar amounts sold	$962,662
Options:
Average number of option contracts purchased	62
Average number of option contracts written	34
Average notional value of option contracts purchased	$15,197,500
Average notional value of option contracts written	$8,223,563
Average number of swaption contracts purchased	2
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$7,747,323
Average notional value of swaption contracts written	$878,359
Credit default swaps:
Average number of contracts - buy protection	3
Average number of contracts - sell protection	5
Average notional value - buy protection	$2,200,500
Average notional value - sell protection	$2,591,250
Interest rate swaps:
Average number of contracts - pays fixed rate	11
Average number of contracts - receives fixed rate	4
Average notional value - pays fixed rate	$43,116,160
Average notional value - receives fixed rate	$6,213,212
Total return swaps:
Average number of contracts	2
Average notional value	$522,000

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$31,014		$13,823
Foreign currency exchange contracts	256		26,323
Options	90,913	[1]	22,826
Centrally cleared swaps	—		4,575
OTC swaps[2]	264,382		440,438

Total derivative assets and liabilities in the Statement of Assets and Liabilities	386,565		507,985

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(77,589)		(29,611)

Total derivative assets and liabilities subject to a MNA	$308,976		$478,374

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$41,421	$(4,931)	—	$(36,490)	—
Barclays Bank PLC	104,748	(33,901)	—	—	$70,847
BNP Paribas S.A.	256	—	—	—	256
Citibank N.A.	12,761	(12,761)	—	—	—
Credit Suisse International	29,168	(29,168)	—	—	—
Deutsche Bank AG	61,950	(61,950)	—	—	—
JPMorgan Chase Bank N.A.	563	—	—	—	563
Morgan Stanley Capital Services LLC	5,599	(5,599)	—	—	—
Royal Bank of Scotland PLC	52,510	(52,510)	—	—	—

Total	$308,976	$(200,820)	—	$(36,490)	$71,666

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$4,931	$(4,931)	—	—	—
Barclays Bank PLC	33,901	(33,901)	—	—	—
Citibank N.A.	58,153	(12,761)	—	—	$45,392
Credit Suisse International	66,822	(29,168)	—	—	37,654
Deutsche Bank AG	142,293	(61,950)	—	—	80,343
Morgan Stanley Capital Services LLC	41,734	(5,599)	—	—	36,135
Royal Bank of Scotland PLC	130,540	(52,510)	—	—	78,030

Total	$478,374	$(200,820)	—	—	$277,554

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a MNA.

[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.50%
$250 Million - $500 Million	0.45%
$500 Million - $750 Million	0.40%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	33

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
Greater than $750 Million	0.35%

For the year ended December 31, 2013, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $307,949,816.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount, if any, is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,443 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows: 1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013, were $1,109,227,965 and $1,203,112,919 respectively.

Purchases and sales of US government securities for the year ended December 31, 2013, were $252,230,487 and $255,230,498, respectively.

For the year ended December 31, 2013, purchases and sales related to mortgage dollar rolls were $425,217,784 and $425,424,906, respectively.

Transactions in options written for the year ended December 31, 2013, were as follows:

	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	—	—	—	1,400	$26,153
Options written	148		$60,267	458	370,000	132,275
Options expired	—	—	—		—	—
Options closed	(148)		(60,267)	(389)	(1,400)	(143,849)

Outstanding options, end of year	—	—	—	69	370,000	$14,579

[1]	Amount shown is in the currency in which the transaction was denominated.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, net paydown losses and foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income	$563,241
Accumulated net realized loss	$(563,241)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$4,682,303	$5,918,175

As of December 31, 2013, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(28,180,168)
Net unrealized losses[1]	(1,149,976)

Total	$(29,330,144)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts and the accounting for swap agreements.

As of December 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$3,521,689
2017	24,152,425
No expiration date[2]	506,054

Total	$28,180,168

[2]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2013, the Fund utilized $36,900 of its capital loss carryforward.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$196,796,152

Gross unrealized appreciation	$2,741,329
Gross unrealized depreciation	(3,742,759)

Net unrealized depreciation	$(1,001,430)

8. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of

0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

For the year ended December 31, 2013, the average amount of transactions considered borrowings which include reverse repurchase agreements and treasury roll transactions, and the daily weighted average interest rates for the Fund were $34,039,649 and 0.04%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	35

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
Class I
Shares sold	287,819	$3,357,390	329,590	$3,878,526
Shares issued in reinvestment of dividends	403,349	4,743,903	512,721	6,033,592
Shares redeemed	(2,453,087)	(28,766,529)	(2,193,528)	(25,823,240)

Net decrease	(1,761,919)	$(20,665,236)	(1,351,217)	$(15,911,122)

			Period April 25, 2012[1] to December 31, 2012

			Shares	Amount
Class III
Shares sold	368,854	$4,269,873	78,732	$926,742
Shares issued in reinvestment of dividends	3,694	42,551	364	4,309
Shares redeemed	(159,906)	(1,860,299)	(50,094)	(589,386)

Net increase	212,642	$2,452,125	29,002	$341,665

Total Net Decrease	(1,549,277)	$(18,213,111)	(1,322,215)	$(15,569,457)

[1]	Recommencement of operations.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances; but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	37

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund underperformed its benchmark, the Barclays US Government/Mortgage Index.

What factors influenced performance?

•

The Fund and the benchmark index posted negative returns for the period as fixed income markets broadly declined in a period of rising interest rates. (Bond prices fall as interest rates rise.) Relative to the benchmark index, the Fund’s duration (sensitivity to interest rate movements) and yield curve positioning detracted from performance. The Fund’s overweight in agency mortgage-backed securities (“MBS”) had a negative impact on results, as did security selection in this sector, particularly in the 30-year portion of the yield curve. Security selection within US Treasuries and a non-benchmark allocation to Treasury Inflation-Protected Securities (“TIPS”) were detractors as well.

•

Contributing positively to relative performance was the Fund’s non-benchmark exposure to spread sectors, particularly asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”). Allocations to US agency debt and Canadian covered bonds also had a positive impact on returns.

•	The Fund uses derivatives as part of its investment strategy. Derivatives, including interest rate futures, swaps and options, are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Fund. During the period, the use of derivatives had a positive impact on performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund added to its positions in supranational/sovereign debt, agency debentures, TIPS and covered bonds, while also adding exposure to the agency MBS sector, particularly in 30-year pass-through securities. The Fund’s weighting in CMBS and ABS remained unchanged.

Describe portfolio positioning at period end.

•

The Fund ended the period overweight in agency MBS and US agency securities, and underweight in US Treasuries. In addition, the Fund maintained non-benchmark exposures to TIPS, securitized assets including CMBS and ABS, supranational/sovereign securities and covered bonds. The Fund’s duration was slightly higher than that of the benchmark index as of period end. The Fund continued to actively manage assets with an appropriate level of risk, while seeking to enhance returns through the tactical management of duration and credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	63%
U.S. Treasury Obligations	27
Corporate Bonds	5
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	1
Foreign Agency Obligations	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]   The Fund invests, under normal circumstances, at least 80% of its assets in bonds that are issued or guaranteed by the US Government and its agencies.

[2]   Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[3]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2013
	Standardized 30-Day Yields[6]	Unsubsidized 30-Day Yields[6]	6-Month Total Returns[7]	Average Annual Total Returns
				1 Year[7]	5 Years[7]		10 Years[7]

Class I5	1.72%	1.55%	(0.25)%	(3.25)%	2.40%		3.49%
Class III[5]	1.48	1.47	(0.25)[8]	(3.37)[8]	2.17	[8]	3.24	[8]
Barclays US Government/Mortgage Index	—	—	(0.08)	(2.10)	3.00		4.37
Barclays US Mortgage-Backed Securities Index	—	—	0.61	(1.41)	3.69		4.61

[5]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[9]	Ending Account Value December 31, 2013	Expenses Paid During the Period[10]
Class I	$1,000.00	$997.50	$3.47	$3.42	$1,000.00	$1,021.73	$3.52	$1,021.78	$3.47
Class III	$1,000.00	$1,002.60	$3.82	$3.78	$1,000.00	$1,019.47	$3.86	$1,019.52	$3.81

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.69% for Class I and 0.82% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown) for Class I Shares; and multiplied by 170/365 (to reflect the period shown) for Class III Shares.

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Class I and 0.81% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown) for Class I Shares; and multiplied by 170/365 (to reflect the period shown) for Class III Shares.

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through a credit facility by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Fund had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. In contrast, the redemption value of the Fund’s debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Derivative Financial Instruments	BlackRock U.S. Government Bond V.I. Fund

The Fund may invest in various derivative financial instruments, including financial futures contracts, swaps and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments December 31, 2013	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
HLSS Servicer Advance Receivables Backed Notes:
Series 2013-T1, Class A1, 0.90%, 1/15/44 (a)	$1,777	$1,777,000
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)(b)	342	340,735
Prestige Auto Receivables Trust, Series 2013-1A, Class A2, 1.09%, 2/15/18 (a)	665	666,322
Santander Drive Auto Receivables Trust, Series 2013-A, Class A2, 0.80%, 10/17/16 (a)	2,400	2,402,414
Total Asset-Backed Securities — 5.0%		5,186,471

Corporate Bonds
Commercial Banks — 8.4%
Bank of Scotland PLC, 5.25%, 2/21/17 (a)	200	223,065
Caisse Centrale Desjardins du Quebec, 2.55%, 3/24/16 (a)	500	520,250
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (a)	2,400	2,503,200
The Toronto-Dominion Bank:
2.20%, 7/29/15 (a)	2,900	2,976,850
1.63%, 9/14/16 (a)	2,390	2,432,303

		8,655,668
Diversified Financial Services — 0.2%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)	200	225,398
Thrifts & Mortgage Finance — 0.7%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)	700	720,026
Total Corporate Bonds — 9.3%		9,601,092

Foreign Agency Obligations — 1.7%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,690	1,727,163

Non-Agency Mortgage-Backed Securities
Interest Only Commercial Mortgage-Backed Securities — 2.2%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 1.93%, 12/10/45 (b)	6,836	717,901
Series 2013-CR7, Class XA, 1.61%, 3/10/46 (b)	3,873	343,062
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA, 1.59%, 4/15/46 (b)	4,484	427,943

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.83%, 12/15/45 (a)(b)	$7,071	$759,167
Total Non-Agency Mortgage-Backed Securities — 2.2%		2,248,073

U.S. Government Sponsored Agency Securities
Agency Obligations — 7.0%
Fannie Mae, 1.63%, 10/26/15	3,880	3,964,782
Federal Home Loan Bank:
1.95%, 7/24/18	1,820	1,807,753
2.88%, 9/11/20	1,000	1,010,668
4.00%, 4/10/28	500	489,268

		7,272,471
Interest Only Commercial Mortgage-Backed Securities — 2.6%
Freddie Mac:
Series K023, Class X1, 1.31%, 8/25/22 (b)	18,093	1,563,875
Series K024, Class X1, 0.90%, 9/25/22 (b)	2,977	177,882
Series K025, Class X1, 0.90%, 10/25/22 (b)	3,888	237,003
Series K027, Class X1, 0.84%, 1/25/23 (b)	3,105	178,923
Series K030, Class X1, 0.23%, 4/25/23 (b)	16,599	284,625
Series K712, Class X1, 1.39%, 11/25/19 (b)	3,485	229,753
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)	8,750	35
Series 2003-109, Class IO, 0.01%, 11/16/43 (b)	5,645	118
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)	3,582	36
Series 2004-9, Class IO, 0.25%, 3/16/34 (b)	3,890	10,180

		2,682,430
Mortgage-Backed Securities — 98.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 9/01/27-1/01/29 (c)	2,457	2,434,128
3.00%, 1/01/29-6/01/43 (b)(c)	5,003	4,816,713
3.13%, 3/01/41 (b)	154	161,381
3.22%, 12/01/40 (b)	202	211,137

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	LIBOR London Interbank Offered Rate OTC Over-the-counter	TBA To-be-announced USD US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
3.36%, 6/01/41 (b)	$158	$165,930
3.50%, 7/01/28-1/01/44 (b)(c)	19,886	19,818,838
4.00%, 2/01/25-1/01/44 (c)	18,269	18,854,457
4.50%, 2/01/25-1/01/44 (c)	2,731	2,898,505
5.00%, 1/01/29-1/01/44 (c)	5,849	6,306,237
5.50%, 11/01/21-8/01/37	950	1,040,445
6.00%, 4/01/35-1/01/44 (c)	1,759	1,957,457
6.50%, 5/01/40	1,728	1,920,034
Freddie Mac Mortgage-Backed Securities:
3.00%, 3/01/43-1/01/44 (c)	5,758	5,455,938
3.03%, 2/01/41 (b)	214	226,274
3.50%, 4/01/42-1/01/44 (c)	3,653	3,625,213
4.00%, 1/01/44 (c)	9,300	9,540,976
4.50%, 11/01/43-1/01/44 (c)	500	529,337
5.00%, 1/01/44 (c)	200	215,688
5.50%, 3/01/43-1/01/44 (c)	874	953,224
8.00%, 12/01/29-7/01/30	83	97,572
Ginnie Mae Mortgage-Backed Securities:
2.90%, 12/15/41	294	270,417
3.00%, 1/15/44 (c)	1,800	1,738,969
3.25%, 9/15/42	152	147,248
3.50%, 12/15/42-7/15/43	294	297,228
3.75%, 9/15/42	206	207,990
3.99%, 11/15/40	103	104,028
4.00%, 12/15/41-1/15/44 (c)	6,465	6,729,860
4.25%, 8/15/41	161	167,384
4.50%, 5/20/41-1/15/44 (c)	5,847	6,276,355
5.00%, 12/15/38-1/15/44 (c)	2,876	3,117,975
5.50%, 1/15/34	1,683	1,867,277

		102,154,215
Total U.S. Government Sponsored Agency Securities — 108.4%		112,109,116

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.75%, 11/15/43	6,620	6,398,640
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/23	1,440	1,388,917
U.S. Treasury Notes:
0.25%, 11/30/14-11/30/15 (d)	8,916	8,909,253
0.63%, 12/15/16 (d)	7,110	7,081,119
1.25%, 11/30/18-2/29/20 (d)	18,615	18,015,223
1.50%, 12/31/18	1,610	1,591,887
1.63%, 11/15/22	1,184	1,068,745
2.75%, 11/15/23 (d)	3,240	3,169,630
Total U.S. Treasury Obligations — 46.0%		47,623,414
Total Long-Term Investments
(Cost — $180,228,944) — 172.6%		178,495,329

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	1,249,401	$1,249,401
Total Short-Term Securities
(Cost — $1,249,401) — 1.2%		1,249,401

Options Purchased
(Cost — $291,600) — 0.1%		150,931
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $181,769,945) — 173.9%		179,895,661

TBA Sale Commitments (c)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/44	$4,500	(4,271,836)
3.50%, 1/01/44	13,300	(13,211,680)
4.00%, 1/01/44	9,700	(9,984,937)
4.50%, 1/01/44	700	(740,715)
5.00%, 1/01/44	2,000	(2,168,907)
5.50%, 1/01/44	300	(329,988)
6.00%, 1/01/44	400	(443,656)
Freddie Mac Mortgage-Backed Securities:
3.50%, 1/01/44	800	(793,750)
4.00%, 1/01/44	6,200	(6,367,109)
4.50%, 1/01/44	400	(422,891)
5.50%, 1/01/44	100	(109,219)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/44	900	(907,722)
4.00%, 1/15/44	2,400	(2,495,094)
4.50%, 1/15/44	5,500	(5,877,430)
5.50%, 1/15/44	1,600	(1,757,250)
Total TBA Sale Commitments
(Proceeds — $50,011,367) — (48.2)%		(49,882,184)

Options Written
(Premiums Received — $487,052) — (0.3)%		(284,722)
Total Investments Net of TBA Sale Commitments and Options Written — 125.4%		129,728,755
Liabilities in Excess of Other Assets — (25.4)%		(26,285,382)

Net Assets — 100.0%		$103,443,373

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

(c)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	—	$(4,000)
Credit Suisse Securities (USA) LLC	$1,130,098	$11,453
Deutsche Bank Securities, Inc.	$3,587,684	$(25,887)
Goldman Sachs & Co.	$(2,648,020)	$(10,051)
J.P. Morgan Securities LLC	$8,889,074	$(67,062)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$3,023,211	$8,375
Morgan Stanley & Co. LLC	$(1,052,250)	$30,129
Nomura Securities International, Inc.	—	$2,250
RBS Securities, Inc.	—	$3,906
Wells Fargo Securities, LLC	—	$(51)

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,048,864	(799,463)	1,249,401	$3,593

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	(0.38)%	12/31/13	1/02/14	$5,098,619	$5,098,457
Credit Suisse Securities (USA) LLC	(0.15)%	12/31/13	1/02/14	3,183,300	3,183,260
Deutsche Bank Securities, Inc.	(0.46)%	12/31/13	1/02/14	7,083,337	7,083,157
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.07)%	12/31/13	1/02/14	980,000	979,994
Total				$16,345,256	$16,344,868

•	Financial futures contracts outstanding as of December 31, 2013 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
2	Euro Dollar Futures	Chicago Mercantile	March 2014	USD	498,625	$1,994
19	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	March 2014	USD	2,437,937	(39,133)
(27)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	March 2014	USD	5,934,938	6,721
(103)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	March 2014	USD	12,289,188	117,506
(36)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	March 2014	USD	4,429,687	5,945
(6)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	March 2014	USD	817,500	5,056
(6)	Euro Dollar Futures	Chicago Mercantile	June 2015	USD	1,489,875	(3,427)
(12)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	2,973,900	(8,556)
(20)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	4,943,750	8,721
2	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	492,950	(253)
(6)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	1,473,825	3,768
23	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	5,614,587	(11,436)
Total						$86,906

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	OTC interest rate swaptions purchased as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	8,500	$35,593
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.50%	Pay	3-month LIBOR	7/17/14	USD	17,000	72,408
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	800	42,930
Total									$150,931

•	OTC interest rate swaptions written as of December 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Bank PLC	Call	1.25%	Pay	3-month LIBOR	6/20/14	USD	400	$(62)
10-Year Interest Rate Swap	Citibank N.A.	Call	3.26%	Pay	3-month LIBOR	11/14/14	USD	2,800	(53,078)
5-Year Interest Rate Swap	Barclays Bank PLC	Put	2.25%	Receive	3-month LIBOR	6/20/14	USD	400	(3,664)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	8,500	(18,316)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	7/17/14	USD	17,000	(36,631)
3-Year Interest Rate Swap	Barclays Bank PLC	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	8,500	(10,195)
3-Year Interest Rate Swap	Deutsche Bank AG	Put	2.30%	Receive	3-month LIBOR	7/17/14	USD	17,000	(20,390)
10-Year Interest Rate Swap	Citibank N.A.	Put	3.26%	Receive	3-month LIBOR	11/14/14	USD	2,800	(111,589)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,600	(30,797)
Total									$(284,722)

•	Centrally cleared interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	8/01/15	USD	16,200	$(44,996)
0.53%[2]	3-month LIBOR	Chicago Mercantile	N/A	8/20/15	USD	32,400	113,973
0.55%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/20/15	USD	36,200	(123,870)
0.47%[1]	3-month LIBOR	Chicago Mercantile	N/A	10/15/15	USD	16,200	(14,968)
0.47%[2]	3-month LIBOR	Chicago Mercantile	N/A	10/18/15	USD	28,000	20,997
0.42%[2]	3-month LIBOR	Chicago Mercantile	N/A	12/16/15	USD	9,000	(10,415)
1.38%[1]	3-month LIBOR	Chicago Mercantile	4/03/14[3]	5/31/18	USD	2,600	23,015
1.48%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/18	USD	1,700	17,336
2.27%[2]	3-month LIBOR	Chicago Mercantile	N/A	6/10/23	USD	700	(42,253)
2.38%[2]	3-month LIBOR	Chicago Mercantile	N/A	6/13/23	USD	800	(40,649)
2.37%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/21/23	USD	2,900	152,770
2.75%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/16/23	USD	1,100	10,145
2.71%[1]	3-month LIBOR	Chicago Mercantile	N/A	7/22/23	USD	1,200	16,171
2.96%[2]	3-month LIBOR	Chicago Mercantile	N/A	8/19/23	USD	1,700	9,570
2.77%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/08/23	USD	1,700	36,029
3.76%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/06/43	USD	1,900	(28,985)
3.91%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/12/43	USD	3,700	40,700
3.83%[1]	3-month LIBOR	Chicago Mercantile	N/A	9/16/43	USD	1,100	3,963
3.80%[2]	3-month LIBOR	Chicago Mercantile	N/A	9/18/43	USD	1,000	(10,230)
3.67%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/05/43	USD	600	24,263
3.71%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/12/43	USD	1,600	51,844
3.75%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/43	USD	1,600	42,680
3.84%[2]	3-month LIBOR	Chicago Mercantile	N/A	12/23/43	USD	3,300	(43,123)
Total							$203,967

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•	OTC interest rate swaps outstanding as of December 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Unrealized Appreciation (Depreciation)
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	2,200	$82,735	82,735
2.74%[2]	3-month LIBOR	Citibank N.A.	9/21/20	USD	400	(12,309)	(12,309)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	500	6,668	6,668
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	500	7,676	7,676
2.06%[1]	3-month LIBOR	BNP Paribas S.A.	2/05/23	USD	1,000	(63,413)	(63,413)
2.28%[1]	3-month LIBOR	Deutsche Bank AG	6/03/23	USD	900	(52,065)	(52,065)
2.82%[2]	3-month LIBOR	Credit Suisse International	4/17/43	USD	1,100	215,166	215,166
2.81%[2]	3-month LIBOR	Citibank N.A.	4/25/43	USD	1,700	338,571	338,571
2.77%[2]	3-month LIBOR	Bank of America N.A.	5/03/43	USD	1,100	227,278	227,278
3.07%[2]	3-month LIBOR	Citibank N.A.	5/17/43	USD	1,800	272,539	272,539
3.09%[2]	3-month LIBOR	Bank of America N.A.	5/20/43	USD	700	104,372	104,372
Total						$1,127,218	$1,127,218

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

•	OTC total return swaps outstanding as of December 31, 2013 were as follows:

Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount/ (000)		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/39	USD	577	$(4,616)	$(6,798)	$2,182
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	889	(7,107)	(10,190)	3,083
Return on Markit IOS 6.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	JPMorgan Chase Bank N.A.	1/12/39	USD	831	(6,646)	(7,469)	823
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Bank of America N.A.	1/12/43	USD	458	429	(1,730)	2,159
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Citibank N.A.	1/12/43	USD	1,008	(946)	1,252	(2,198)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Citibank N.A.	1/12/43	USD	733	688	(2,062)	2,750
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	917	860	(4,228)	5,088
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/43	USD	733	(687)	200	(887)
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	458	430	(1,722)	2,152
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/43	USD	367	344	(1,384)	1,728
Return on Markit IOS 3.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Goldman Sachs International	1/12/43	USD	1,192	(1,118)	1,108	(2,226)
Total						$(18,369)	$(33,023)	$14,654

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the floating rate and receives the total return of the reference entity.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,186,471	—	$5,186,471
Corporate Bonds	—	9,601,092	—	9,601,092
Foreign Agency Obligations	—	1,727,163	—	1,727,163
Non-Agency Mortgage-Backed Securities	—	2,248,073	—	2,248,073
U.S. Government Sponsored Agency Securities	—	112,109,116	—	112,109,116
U.S. Treasury Obligations	—	47,623,414	—	47,623,414
Short-Term Securities	$1,249,401	—	—	1,249,401
Options Purchased:
Interest Rate Contracts	—	150,931	—	150,931
Liabilities:
Investments:
TBA Sale Commitments	—	(49,882,184)	—	(49,882,184)
Total	$1,249,401	$128,764,076	—	$130,013,477

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$149,711	$1,838,426	—	$1,988,137
Liabilities:
Interest rate contracts	(62,805)	(777,309)	—	(840,114)
Total	$86,906	$1,061,117	—	$1,148,023

[1]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$14,229	—	—	$14,229
Cash pledged for financial futures contracts	213,000	—	—	213,000
Cash pledged for centrally cleared swaps	180,000	—	—	180,000
Liabilities:
Reverse repurchase agreements	—	$(16,344,868)	—	(16,344,868)
Cash received as collateral for OTC derivatives	—	(200,000)	—	(200,000)
Total	$407,229	$(16,544,868)	—	$(16,137,639)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $180,520,544)	$178,646,260
Investments at value — affiliated (cost — $1,249,401)	1,249,401
Cash	14,229
Cash pledged for financial futures contracts	213,000
Cash pledged for centrally cleared swaps	180,000
Variation margin receivable on financial futures contracts	17,953
Investments sold receivable	2,487,117
TBA sale commitments receivable	50,011,367
Swap premiums paid	2,560
Capital shares sold receivable	564,637
Interest receivable	417,066
Unrealized appreciation on OTC swaps	1,274,970
Receivable from Manager	14,062
Dividends receivable — affiliated	421
Prepaid expenses	930
Other assets	52,662

Total assets	235,146,635

Liabilities
Options written at value (premiums received — $487,052)	284,722
TBA sale commitments at value (proceeds — $50,011,367)	49,882,184
Reverse repurchase agreements	16,344,868
Cash received as collateral for OTC derivatives	200,000
Variation margin payable financial futures contracts	11,580
Variation margin payable on centrally cleared swaps	28,966
Investments purchased payable	64,394,341
Swap premiums received	35,583
Unrealized depreciation on OTC swaps	133,098
Income dividends payable	169,430
Capital shares redeemed payable	143
Distribution fees payable	35
Investment advisory fees payable	43,429
Other affiliates payable	272
Officer’s and Directors’ fees payable	4,009
Other accrued expenses payable	170,602

Total liabilities	131,703,262

Net Assets	$103,443,373

Net Assets Consist of
Paid-in capital	$109,507,516
Distributions in excess of net investment income	(184,084)
Accumulated net realized loss	(5,822,695)
Net unrealized appreciation/depreciation	(57,364)

Net Assets	$103,443,373

Net Asset Value
Class I — Based on net assets of $103,217,984 and 10,276,135 shares outstanding, 300 million shares authorized, $0.10 par value	$10.04

Class III — Based on net assets of $225,389 and 22,443 shares outstanding, 100 million shares authorized, $0.10 par value	$10.04

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Statement of Operations

Year Ended December 31, 2013	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest	$2,242,096
Dividends — affiliated	3,593

Total income	2,245,689

Expenses:
Investment advisory	583,871
Transfer agent	5,020
Transfer agent — Class I	245,395
Transfer agent — Class III	120
Professional	70,088
Custodian	55,569
Accounting Services	28,524
Officer and Directors	19,642
Printing	2,177
Distribution — Class III	158
Miscellaneous	29,551

Total expenses excluding interest expense	1,040,115
Interest expense	10,620

Total expenses	1,050,735
Less fees waived by Manager	(4,211)
Less transfer agent fees reimbursed — Class I	(245,395)
Less transfer agent fees reimbursed — Class III	(120)

Total expenses after fees waived and reimbursed	801,009

Net investment income	1,444,680

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	(5,087,415)
Options written	(78,147)
Financial futures contracts	870,480
Swaps	(122,508)
Foreign currency transactions	9,207
Borrowed bonds	7,549

(4,400,834)

Net change in unrealized appreciation/depreciation on:
Investments	(2,203,713)
Financial futures contracts	(244,203)
Options written	142,858
Swaps	1,348,935

(956,123)

Total realized and unrealized loss	(5,356,957)

Net Decrease in Net Assets Resulting from Operations	$(3,912,277)

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$1,444,680	$2,935,967
Net realized gain (loss)	(4,400,834)	3,987,303
Net change in unrealized appreciation/depreciation	(956,123)	(3,549,589)

Net increase (decrease) in net assets resulting from operations	(3,912,277)	3,373,681

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(2,874,372)	(3,395,854)
Class III	(1,307)	(1,940)
Net realized gain:
Class I	(796,560)	(503,604)
Class III	(229)	(114)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,672,468)	(3,901,512)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(19,938,758)	(14,391,468)

Net Assets
Total decrease in net assets	(27,523,503)	(14,919,299)
Beginning of year	130,966,876	145,886,175

End of year	$103,443,373	$130,966,876

Undistributed (distributions in excess of) net investment income, end of year	$(184,084)	$165,990

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.71	$10.76	$10.45	$9.99	$10.81

Net investment income[1]	0.13	0.23	0.29	0.39	0.41
Net realized and unrealized gain (loss)	(0.48)	0.03	0.36	0.46	(0.59)

Net increase (decrease) from investment operations	(0.35)	0.26	0.65	0.85	(0.18)

Dividends and distributions from:[2]
Net investment income	(0.25)	(0.27)	(0.34)	(0.39)	(0.39)
Net realized gain	(0.07)	(0.04)	—	—	(0.25)

Total dividends and distributions	(0.32)	(0.31)	(0.34)	(0.39)	(0.64)

Net asset value, end of year	$10.04	$10.71	$10.76	$10.45	$9.99

Total Investment Return[3]
Based on net asset value	(3.25)%	2.41%	6.31%	8.67%	(1.64)%

Ratios to Average Net Assets
Total expenses	0.90%	0.83%	0.66%	0.75%	0.66%

Total expenses after fees waived and/or reimbursed	0.69%	0.69%	0.66%	0.75%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68%	0.68%	0.66%	0.63%	0.61%

Net investment income	1.24%	2.13%	2.80%	3.68%	3.90%

Supplemental Data
Net assets, end of year (000)	$103,218	$130,938	$145,886	$192,317	$222,581

Portfolio turnover	1,956%[4]	1,529%[5]	2,601%[6]	3,289%[7]	2,909%[8]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,415%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,119%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,825%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,400%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 2,227%.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Period July 15, 2013[1] to December 31, 2013	Period January 1, 2013 to July 9, 2013[2]	Period May 9, 2012[1] to December 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.19	$10.71	$10.77

Net investment income[3]	0.11	0.01	0.08
Net realized and unrealized gain (loss)	(0.09)	(0.38)	0.05

Net increase (decrease) from investment operations	0.02	(0.37)	0.13

Dividends and distributions from:[4]
Net investment income	(0.10)	(0.15)	(0.15)
Net realized gain	(0.07)	—	(0.04)

Total dividends and distributions	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$10.04	$10.19	$10.71

Total Investment Return[5,6]
Based on net asset value	0.26%	(3.60)%	1.24%

Ratios to Average Net Assets
Total expenses[7]	0.86%	1.66%	1.14%

Total expenses after fees waived and/or reimbursed[7]	0.85%	0.85%	1.01%

Total expenses after fees waived and/or reimbursed and excluding interest expense[7]	0.84%	0.85%	0.99%

Net investment income[7]	2.30%	0.25%	1.20%

Supplemental Data
Net assets, end of period (000)	$225	— [2]	$29

Portfolio turnover	1,956%[8]	1,956%[8]	1,529%[9]

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

[3]	Based on average shares outstanding.

[4]	Determined in accordance with federal income tax regulations.

[5]	Aggregate total investment return.

[6]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,415%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,119%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Segregation and Collateralization: In cases where the fund enters into certain investments (e.g., financial futures contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions and loan payable) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

(as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions and borrowed bond agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions and borrowed bond agreements, typically, the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s reverse repurchase agreements by counterparty, which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
BNP Paribas Securities Corp.	$5,098,457	$(5,095,988)	—	$2,469
Credit Suisse Securities (USA) LLC	3,183,260	(3,181,444)	—	1,816
Deutsche Bank Securities, Inc.	7,083,157	(7,083,157)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	979,994	(979,727)	—	267

Total	$16,344,868	$(16,340,316)	—	$4,552

[1]

Collateral with a value of $16,340,475 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the securities to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge their exposure to certain risks such as interest rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	21

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the

OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer),

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on OTC swaps[1]; Investments at value — unaffiliated[2]; Swap premiums paid	$2,141,628

Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized depreciation on OTC swaps[1]; Options written at value; Swap premiums received	$(875,697)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$870,480
Swaps	(122,508)
Options[3]	(4,211)

Total	$743,761

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(244,203)
Swaps	1,319,421
Options[3]	112,530
Other contracts:
Swaps	29,514

Total	$1,217,262

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	235
Average number of contracts sold	243
Average notional value of contracts purchased	$51,799,915
Average notional value of contracts sold	$36,312,874
Options:
Average number of option contracts purchased	20
Average number of option contracts written	40
Average notional value of option contracts purchased	$4,882,200
Average notional value of option contracts written	$9,789,088
Average number of swaption contracts purchased	4
Average number of swaption contracts written	10
Average notional value of swaption contracts purchased	$20,950,000
Average notional value of swaption contracts written	$39,400,000
Interest rate swaps:
Average number of contracts - pays fixed rate	16
Average number of contracts - receives fixed rate	13
Average notional value - pays fixed rate	$91,983,750
Average notional value - receives fixed rate	$52,078,750
Total return swaps:
Average number of contracts	6
Average notional value	$4,023,250

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$17,953		$11,580
Options	150,931	[1]	284,722
Centrally cleared swaps	—		28,966
OTC swaps[2]	1,277,530		168,681

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,446,414		493,949

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(17,953)		(40,546)

Total derivative assets and liabilities subject to a MNA	$1,428,461		$453,403

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$333,809	$(1,730)	—	—	$332,079
Barclays Bank PLC	35,593	(32,237)	—	—	3,356
Citibank N.A.	697,847	(181,236)	—	$(200,000)	316,611
Credit Suisse International	226,516	(15,019)	—	—	211,497
Deutsche Bank AG	129,682	(129,682)	—	—	—
Goldman Sachs International	1,108	(1,108)	—	—	—
JPMorgan Chase Bank N.A.	3,906	(3,906)	—	—	—

Total	$1,428,461	$(364,918)	—	$(200,000)	$863,543

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2013:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$1,730	$(1,730)	—	—	—
Barclays Bank PLC	32,237	(32,237)	—	—	—
BNP Paribas S.A.	63,413	—	—	—	$63,413
Citibank N.A.	181,236	(181,236)	—	—	—
Credit Suisse International	15,019	(15,019)	—	—	—
Deutsche Bank AG	139,883	(129,682)	—	—	10,201
Goldman Sachs International	2,226	(1,108)	—	—	1,118
JPMorgan Chase Bank N.A.	17,659	(3,906)	—	—	13,753

Total	$453,403	$(364,918)	—	—	$88,485

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47%
$3 Billion — $5 Billion	0.45%
$5 Billion — $10 Billion	0.44%
Greater than $10 Billion	0.43%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $1,029 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements,

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows:

1.25% for Class I Shares and 1.50% for Class III Shares. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2013, were $2,393,267,966 and $2,523,926,189, respectively.

Purchases and sales of US government securities for the year ended December 31, 2013, were $433,569,339 and $435,161,295, respectively.

For the year ended December 31, 2013, purchases and sales related to mortgage dollar rolls were $782,863,249 and $783,316,477, respectively.

Transactions in options written for the year ended December 31, 2013, were as follows:

	Calls			Puts

	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	4,300	$61,547	—	7,000	$132,132
Options written	248	11,400	213,181	175	89,300	1,068,115
Options expired	(158)	—	(21,537)	—	—	—
Options closed	(90)	(12,500)	(159,405)	(175)	(40,500)	(806,981)

Outstanding options, end of year	—	3,200	$93,786	—	55,800	$393,266

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the accounting for swap agreements, net paydown losses, the reclassification of distributions and foreign currency transactions were reclassified to the following accounts:

Paid-in capital	$(6,527)
Distributions in excess of net investment income	$1,080,925
Accumulated net realized gain	$(1,074,398)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$3,537,831	$3,397,794
Long-term capital gain	128,110	503,718
Return of capital	6,527	—

Total	$3,672,468	$3,901,512

As of December 31, 2013, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(5,665,297)
Net unrealized losses[1]	(398,846)

Total	$(6,064,143)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the accounting for swap agreements.

As of December 31, 2013, the Fund had a capital loss carryforward of $5,665,297 available to offset future realized capital gains. This amount is not subject to expiration.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$181,841,970

Gross unrealized appreciation	$1,037,716
Gross unrealized depreciation	(2,984,025)

Net unrealized depreciation	$(1,946,309)

8. Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

For the year ended December 31, 2013, the average amount of transactions considered borrowings, which include reverse repurchase agreements, and the daily weighted average interest rates for the Fund were $22,910,169 and (0.07)%, respectively.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market

(market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
Class I	Shares	Amount	Shares	Amount
Shares sold	311,831	$3,214,749	527,373	$5,681,445
Shares issued in reinvestment of dividends and distributions	362,540	3,754,427	369,899	3,988,835
Shares redeemed	(2,622,728)	(27,106,217)	(2,234,979)	(24,091,825)

Net decrease	(1,948,357)	$(20,137,041)	(1,337,707)	$(14,421,545)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	27

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Period Ended December 31, 2013[1]		Period May 9, 2012[2] to December 31, 2012
Class III	Shares	Amount	Shares	Amount
Shares sold	23,799	$239,968	23,203	$250,806
Shares issued in reinvestment of dividends and distributions	97	1,003	185	2,004
Shares redeemed	(4,191)	(42,688)	(20,650)	(222,733)

Net increase	19,705	$198,283	2,738	$30,077

Total Net Decrease	(1,928,652)	$(19,938,758)	(1,334,969)	$(14,391,468)

[1]	For the period January 1, 2013 to July 9, 2013 and July 15, 2013 (recommencement of operations) to December 31, 2013.

[2]	Recommencement of operations.

At December 31, 2013, 1,963 Class III Shares of the Fund were owned by affiliates.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock U.S. Government Bond V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Bond V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	29

DECEMBER 31, 2013

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

„   BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2013	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index.

What factors influenced performance?

•

The Fund’s positioning in the financials sector contributed positively to relative performance for the period. Underweight exposures to insurance companies and real estate investment trusts (“REITs”) proved beneficial, as did stock selection within capital markets. The health care sector was another notable source of outperformance as the Fund’s overweight position and security selection in the life science tools and biotechnology industries drove positive results. Stock selection in the energy sector, especially among exploration & production stocks also positively impacted performance.

•

Stock selection in the consumer discretionary sector had a negative impact on performance, particularly within specialty retail and household durables segments. Within the information technology (“IT”) sector, the Fund’s holdings in the semiconductor and electronic equipment & instruments segments detracted from results.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced exposure in the industrials sector, notably in the machinery, aerospace & defense and road & rail industries. The Fund increased exposure to food product companies in consumer staples sector, and added to positions in auto components, media and education companies in the consumer discretionary sector. In addition, the Fund increased its holdings of electric utilities stocks.

Describe portfolio positioning at period end.

•

During the 12-month period, the Fund reduced exposure in the industrials sector, notably in the machinery, aerospace & defense and road & rail industries. The Fund increased exposure to food product companies in consumer staples, and added to auto components, media and education companies in consumer discretionary. In addition, the Fund increased its holdings of electric utilities stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Financials	20%
Consumer Discretionary	17
Information Technology	14
Health Care	14
Industrials	12
Energy	9
Utilities	6
Materials	5
Consumer Staples	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged index is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	21.05%	42.40%	21.11%	8.29%
Class II4	20.94	42.25	20.93	8.13
Class III[4]	20.88	42.08	20.83	8.00
S&P SmallCap 600® Value Index	20.05	39.98	20.12	10.07

[4]

Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,210.50	$5.01	$1,000.00	$1,020.67	$4.58	0.90%
Class II	$1,000.00	$1,209.40	$5.96	$1,000.00	$1,019.81	$5.45	1.07%
Class III	$1,000.00	$1,208.80	$6.01	$1,000.00	$1,019.76	$5.50	1.08%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.0%
Esterline Technologies Corp. (a)	20,200	$2,059,592
The KEYW Holding Corp. (a)(b)	156,400	2,102,016
Moog, Inc., Class A (a)	61,400	4,171,516
Orbital Sciences Corp. (a)	139,500	3,250,350

		11,583,474
Auto Components — 1.0%
Tenneco, Inc. (a)	52,643	2,978,015
Automobiles — 0.7%
Thor Industries, Inc.	37,613	2,077,366
Beverages — 0.6%
Cott Corp.	197,452	1,591,463
Biotechnology — 2.9%
Arena Pharmaceuticals, Inc. (a)(b)	198,264	1,159,844
ArQule, Inc. (a)	103,893	223,370
Cell Therapeutics, Inc. (a)	147,800	283,776
Geron Corp. (a)	390,945	1,853,079
MannKind Corp. (a)(b)	354,328	1,846,049
Myriad Genetics, Inc. (a)(b)	95,036	1,993,855
XOMA Corp. (a)	158,607	1,067,425

		8,427,398
Building Products — 0.9%
Norcraft Cos., Inc. (a)(b)	131,000	2,570,220
Capital Markets — 3.5%
Apollo Investment Corp.	171,500	1,454,320
Artisan Partners Asset Management, Inc.	9,800	638,862
Investment Technology Group, Inc. (a)	82,000	1,685,920
Marcus & Millichap, Inc. (a)(b)	163,927	2,442,512
Stifel Financial Corp. (a)	84,100	4,030,072

		10,251,686
Chemicals — 3.1%
Axiall Corp.	41,507	1,969,092
Huntsman Corp.	63,000	1,549,800
Kraton Performance Polymers, Inc. (a)	99,677	2,297,555
OM Group, Inc. (a)	50,800	1,849,628
Rockwood Holdings, Inc.	20,091	1,444,945

		9,111,020
Commercial Banks — 8.0%
Banner Corp.	62,928	2,820,433
BBCN Bancorp, Inc.	120,800	2,004,072
Boston Private Financial Holdings, Inc.	120,753	1,523,903
Cathay General Bancorp	73,700	1,970,001
Hanmi Financial Corp.	125,200	2,740,628
Old National Bancorp	220,700	3,392,159
Pinnacle Financial Partners, Inc.	6,793	220,976
PrivateBancorp, Inc.	78,200	2,262,326
Susquehanna Bancshares, Inc.	44,900	576,516
Umpqua Holdings Corp.	170,900	3,271,026
Wintrust Financial Corp.	58,200	2,684,184

		23,466,224
Commercial Services & Supplies — 0.2%
EnerNOC, Inc. (a)	34,377	591,628
Communications Equipment — 3.4%
ARRIS Group, Inc. (a)	128,500	3,130,904
Digi International, Inc. (a)	156,500	1,896,780
Harmonic, Inc. (a)	298,700	2,204,406
Ixia (a)	101,800	1,354,958
Procera Networks, Inc. (a)(b)	90,000	1,351,800

		9,938,848

Common Stocks	Shares	Value
Computers & Peripherals — 1.2%
NCR Corp. (a)	45,836	$1,561,174
Silicon Graphics International Corp. (a)	146,193	1,960,448

		3,521,622
Construction & Engineering — 2.0%
KBR, Inc.	78,800	2,512,932
MYR Group, Inc. (a)	65,000	1,630,200
Orion Marine Group, Inc. (a)	145,456	1,749,836

		5,892,968
Consumer Finance — 0.6%
Springleaf Holdings, Inc. (a)	73,400	1,855,552
Containers & Packaging — 0.5%
Rock Tenn Co., Class A	13,800	1,449,138
Diversified Consumer Services — 1.7%
Apollo Education Group, Inc., Class A (a)	94,675	2,586,521
Lincoln Educational Services Corp.	203,166	1,011,767
Weight Watchers International, Inc.	44,199	1,455,473

		5,053,761
Electric Utilities — 2.7%
ALLETE, Inc.	61,900	3,087,572
El Paso Electric Co.	54,600	1,917,006
Hawaiian Electric Industries, Inc. (b)	55,700	1,451,542
PNM Resources, Inc.	62,600	1,509,912

		7,966,032
Electronic Equipment, Instruments & Components — 4.7%
Anixter International, Inc.	39,600	3,557,664
Ingram Micro, Inc., Class A (a)	80,700	1,893,222
OSI Systems, Inc. (a)	48,200	2,559,902
Plexus Corp. (a)	41,100	1,779,219
Rofin-Sinar Technologies, Inc. (a)(b)	77,800	2,102,156
ScanSource, Inc. (a)	41,900	1,777,817

		13,669,980
Energy Equipment & Services — 2.7%
McDermott International, Inc. (a)(b)	228,400	2,092,144
Oil States International, Inc. (a)	6,700	681,524
Pioneer Energy Services Corp. (a)(b)	254,130	2,035,581
Superior Energy Services, Inc. (a)	59,600	1,585,956
TETRA Technologies, Inc. (a)	123,900	1,531,404

		7,926,609
Food & Staples Retailing — 1.1%
SUPERVALU, Inc. (a)	458,300	3,341,007
Food Products — 0.7%
Pinnacle Foods, Inc.	78,197	2,147,290
Gas Utilities — 2.1%
Northwest Natural Gas Co.	22,600	967,732
South Jersey Industries, Inc.	47,300	2,646,908
Southwest Gas Corp.	44,300	2,476,813

		6,091,453
Health Care Equipment & Supplies — 6.1%
CONMED Corp.	43,765	1,860,013
Hansen Medical, Inc. (a)(b)	662,868	1,146,762
Invacare Corp.	192,856	4,476,188
NuVasive, Inc. (a)	97,195	3,142,314
OraSure Technologies, Inc. (a)	588,001	3,698,526
Wright Medical Group, Inc. (a)(b)	110,506	3,393,639

		17,717,442

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services — 2.3%
Gentiva Health Services, Inc. (a)	153,622	$1,906,449
LCA-Vision, Inc. (a)	544,417	2,123,226
Owens & Minor, Inc.	72,938	2,666,613

		6,696,288
Hotels, Restaurants & Leisure — 2.6%
Bravo Brio Restaurant Group, Inc. (a)	90,510	1,472,598
Brinker International, Inc.	33,331	1,544,559
Papa John’s International, Inc.	38,988	1,770,055
Pinnacle Entertainment, Inc. (a)	109,565	2,847,594

		7,634,806
Household Durables — 1.1%
SodaStream International Ltd. (a)(b)	35,507	1,762,567
Taylor Morrison Home Corp., Class A (a)	69,103	1,551,362

		3,313,929
Insurance — 1.2%
Fidelity & Guaranty Life (a)	87,200	1,651,568
Horace Mann Educators Corp.	28,200	889,428
Selective Insurance Group, Inc.	37,400	1,012,044

		3,553,040
Internet & Catalog Retail — 0.3%
dELiA*s, Inc. (a)	1,050,865	924,341
Leisure Equipment & Products — 0.4%
LeapFrog Enterprises, Inc. (a)(b)	155,048	1,231,081
Life Sciences Tools & Services — 2.1%
Affymetrix, Inc. (a)(b)	436,786	3,743,256
Pacific Biosciences of California, Inc. (a)	458,221	2,396,496

		6,139,752
Machinery — 3.9%
Barnes Group, Inc.	32,700	1,252,737
CIRCOR International, Inc.	14,671	1,185,123
Crane Co.	22,200	1,492,950
EnPro Industries, Inc. (a)	42,500	2,450,125
Kennametal, Inc.	32,800	1,707,896
RBC Bearings, Inc. (a)(b)	46,700	3,304,025

		11,392,856
Media — 1.2%
AMC Entertainment Holdings, Inc., Class A (a)	74,900	1,539,195
Carmike Cinemas, Inc. (a)	73,823	2,055,232

		3,594,427
Metals & Mining — 1.3%
Haynes International, Inc.	56,205	3,104,764
Materion Corp.	21,514	663,707

		3,768,471
Multiline Retail — 0.9%
Fred’s, Inc., Class A	146,184	2,707,328
Multi-Utilities — 1.5%
Northwestern Corp.	99,500	4,310,340
Oil, Gas & Consumable Fuels — 6.6%
Africa Oil Corp. (a)(b)	289,000	2,511,151
Bill Barrett Corp. (a)	79,800	2,137,044
Callon Petroleum Co. (a)	117,600	767,928
Carrizo Oil & Gas, Inc. (a)	32,900	1,472,933
Emerald Oil, Inc. (a)	241,400	1,849,124
Navigator Holdings Ltd. (a)	44,800	1,206,912

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Oasis Petroleum, Inc. (a)	64,756	$3,041,589
Ship Finance International Ltd.	108,400	1,775,592
SM Energy Co.	36,100	3,000,271
StealthGas, Inc. (a)	138,200	1,408,258

		19,170,802
Paper & Forest Products — 0.3%
Schweitzer-Mauduit International, Inc.	16,476	848,020
Personal Products — 0.3%
Elizabeth Arden, Inc. (a)	25,484	903,408
Professional Services — 0.9%
Kforce, Inc.	126,100	2,580,006
Real Estate Investment Trusts (REITs) — 5.9%
Ashford Hospitality Prime, Inc.	72,584	1,321,029
Corporate Office Properties Trust	65,113	1,542,527
CyrusOne, Inc.	168,947	3,772,587
Education Realty Trust, Inc.	325,905	2,874,482
Pennsylvania Real Estate Investment Trust	159,292	3,023,362
Rouse Properties, Inc.	219,363	4,867,665

		17,401,652
Semiconductors & Semiconductor Equipment — 1.8%
DSP Group, Inc. (a)	217,900	2,115,809
RF Micro Devices, Inc. (a)	322,049	1,661,773
Teradyne, Inc. (a)	70,200	1,236,924
Veeco Instruments, Inc. (a)	4,500	148,095

		5,162,601
Software — 2.8%
Bottomline Technologies, Inc. (a)(b)	68,603	2,480,684
Compuware Corp.	41,600	466,336
Monotype Imaging Holdings, Inc.	28,375	904,028
PTC, Inc. (a)	66,700	2,360,513
Take-Two Interactive Software, Inc. (a)	115,900	2,013,183

		8,224,744
Specialty Retail — 5.5%
Abercrombie & Fitch Co., Class A	87,988	2,895,685
The Children’s Place Retail Stores, Inc. (a)	40,422	2,302,841
Express, Inc. (a)	75,833	1,415,802
Genesco, Inc. (a)	41,473	3,030,017
Office Depot, Inc. (a)	541,273	2,863,334
Penske Automotive Group, Inc.	38,266	1,804,625
Stage Stores, Inc.	79,180	1,759,380

		16,071,684
Textiles, Apparel & Luxury Goods — 1.0%
G-III Apparel Group Ltd. (a)	23,872	1,761,515
Vera Bradley, Inc. (a)	49,700	1,194,788

		2,956,303
Thrifts & Mortgage Finance — 0.9%
Northwest Bancshares, Inc.	183,600	2,713,608
Total Common Stocks — 99.2%		290,519,683

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Warrants (c)	Shares	Value
Biotechnology — 0.1%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)	53,200	$117,040
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)	47,650	118,410
Total Warrants — 0.1%		235,450
Total Long-Term Investments (Cost — $226,518,012) — 99.3%		290,755,133

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	1,786,654	$1,786,654

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (d)(e)(f)	$22,112	22,112,391
Total Short-Term Securities (Cost — $23,899,045) — 8.2%		23,899,045
Total Investments (Cost — $250,417,057) — 107.5%		314,654,178
Liabilities in Excess of Other Assets — (7.5)%		(21,844,290)

Net Assets — 100.0%		$292,809,888

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,120,528	(8,333,874)	1,786,654	$5,456
BlackRock Liquidity Series, LLC, Money Market Series	$32,328,593	$(10,216,202)	$22,112,391	$169,046

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	7

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$290,519,683	—	—	$290,519,683
Warrants	117,040	—	$118,410	235,450
Short-Term Securities	1,786,654	$22,112,391	—	23,899,045
Total	$292,423,377	$22,112,391	$118,410	$314,654,178

[1]    See above Schedule of Investments for values in each industry.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$858	—	—	$858
Liabilities:
Collateral on securities loaned at value	—	$(22,112,391)	—	(22,112,391)
Total	$858	$(22,112,391)	—	$(22,111,533)

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statement of Assets and Liabilities

December 31, 2013	BlackRock Value Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $21,486,748) (cost — $226,518,012)	$290,755,133
Investments at value — affiliated (cost — $23,899,045)	23,899,045
Cash	858
Investments sold receivable	290,913
Capital shares sold receivable	7,946
Dividends receivable — unaffiliated	361,545
Dividends receivable — affiliated	45
Securities lending income receivable — affiliated	35,394
Income receivable — affiliated	34,771
Receivable from Manager	34,441
Prepaid expenses	2,472

Total assets	315,422,563

Liabilities
Collateral on securities loaned at value	22,112,391
Investments purchased payable	96,978
Capital shares redeemed payable	24,100
Investment advisory fees payable	182,717
Officer’s and Directors’ fees payable	4,352
Distribution fees payable	2,389
Other affiliates payable	671
Other accrued expenses payable	189,077

Total liabilities	22,612,675

Net Assets	$292,809,888

Net Assets Consist of
Paid-in capital	252,492,196
Distributions in excess of net investment income	(295,579)
Accumulated net realized loss	(23,623,850)
Net unrealized appreciation/depreciation	64,237,121

Net Assets	$292,809,888

Net Asset Value
Class I — Based on net assets of $279,344,771 and 10,166,413 shares outstanding, 100 million shares authorized, $0.10 par value	$27.48

Class II — Based on net assets of $4,701,064 and 171,415 shares outstanding, 100 million shares authorized, $0.10 par value	$27.43

Class III — Based on net assets of $8,764,053 and 389,433 shares outstanding, 10 million shares authorized, $0.10 par value	$22.50

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	9

Statement of Operations

Year Ended December 31, 2013	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$3,114,248
Securities lending — affiliated — net	169,046
Other income — affiliated	34,771
Dividends — affiliated	5,456
Foreign taxes withheld	(6,809)

Total income	3,316,712

Expenses
Investment advisory	1,960,931
Distribution — Class II	6,521
Distribution — Class III	21,616
Transfer agent	10,193
Transfer agent — Class I	423,829
Transfer agent — Class II	6,629
Transfer agent — Class III	20,255
Professional	67,912
Accounting services	60,676
Custodian	35,597
Officer and Directors	22,570
Printing	5,865
Miscellaneous	12,649

Total expenses	2,655,243
Less fees waived by Manager	(6,495)
Less transfer agent fees reimbursed — Class I	(249,893)
Less transfer agent fees reimbursed — Class II	(4,023)
Less transfer agent fees reimbursed — Class III	(19,454)

Total expenses after fees waived and reimbursed	2,375,378

Net investment income	941,334

Realized and Unrealized Gain:
Net realized gain from:
Investments	47,024,733
Foreign currency transactions	409

47,025,142

Net change in unrealized appreciation/depreciation on investments	44,057,249

Total realized and unrealized gain	91,082,391

Net Increase in Net Assets Resulting from Operations	$92,023,725

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Statements of Changes in Net Assets	BlackRock Value Opportunities V.I. Fund

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$941,334	$1,085,652
Net realized gain	47,025,142	24,623,480
Net change in unrealized appreciation/depreciation	44,057,249	4,200,309

Net increase in net assets resulting from operations	92,023,725	29,909,441

Dividends to Shareholders From[1]
Net investment income:
Class I	(1,320,612)	(1,007,491)
Class II	(16,084)	(12,122)
Class III	(34,806)	(42,587)

Decrease in net assets resulting from dividends to shareholders	(1,371,502)	(1,062,200)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(26,943,592)	(30,848,426)

Net Assets
Total increase (decrease) in net assets	63,708,631	(2,001,185)
Beginning of year	229,101,257	231,102,442

End of year	$292,809,888	$229,101,257

Undistributed (distributions in excess of) net investment income, end of year.	$(295,579)	$134,180

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	11

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I

	Year Ended December 31,

	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.39	$17.16	$17.66	$13.79	$10.81

Net investment income[1]	0.09	0.09	0.07	0.08	0.08
Net realized and unrealized gain (loss)	8.13	2.23	(0.50)	3.87	2.98

Net increase (decrease) from investment operations	8.22	2.32	(0.43)	3.95	3.06

Dividends from net investment income[2]	(0.13)	(0.09)	(0.07)	(0.08)	(0.08)

Net asset value, end of year	$27.48	$19.39	$17.16	$17.66	$13.79

Total Investment Return[3]
Based on net asset value	42.40%	13.54%	(2.43)%	28.69%[4]	28.34%

Ratios to Average Net Assets
Total expenses	1.00%	0.95%	0.84%	0.84%	0.88%

Total expenses after fees waived and reimbursed	0.90%	0.87%	0.84%	0.84%	0.88%

Net investment income	0.37%	0.48%	0.37%	0.54%	0.73%

Supplemental Data
Net assets, end of year (000)	$279,345	$213,871	$216,551	$255,596	$217,029

Portfolio turnover	66%	47%	45%	55%	121%

	Class II

	Year Ended December 31,

	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.35	$17.13	$17.62	$13.76	$10.79

Net investment income[1]	0.05	0.06	0.04	0.06	0.06
Net realized and unrealized gain (loss)	8.12	2.22	(0.49)	3.86	2.97

Net increase (decrease) from investment operations	8.17	2.28	(0.45)	3.92	3.03

Dividends from net investment income[2]	(0.09)	(0.06)	(0.04)	(0.06)	(0.06)

Net asset value, end of year	$27.43	$19.35	$17.13	$17.62	$13.76

Total Investment Return[3]
Based on net asset value	42.25%	13.31%	(2.55)%	28.50%[5]	28.12%

Ratios to Average Net Assets
Total expenses	1.14%	1.16%	0.99%	0.99%	1.03%

Total expenses after fees waived and reimbursed	1.04%	1.04%	0.99%	0.99%	1.03%

Net investment income	0.22%	0.31%	0.21%	0.38%	0.49%

Supplemental Data
Net assets, end of year (000)	$4,701	$3,968	$3,980	$5,143	$4,740

Portfolio turnover	66%	47%	45%	55%	121%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III

	Year Ended December 31,

	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.90	$14.09	$14.50	$11.35	$8.91

Net investment income[1]	0.02	0.04	0.02	0.05	0.04
Net realized and unrealized gain (loss)	6.67	1.83	(0.40)	3.16	2.46

Net increase (decrease) from investment operations	6.69	1.87	(0.38)	3.21	2.50

Dividends from net investment income[2]	(0.09)	(0.06)	(0.03)	(0.06)	(0.06)

Net asset value, end of year	$22.50	$15.90	$14.09	$14.50	$11.35

Total Investment Return[3]
Based on net asset value	42.08%	13.28%	(2.61)%	28.31%[4]	28.06%

Ratios to Average Net Assets
Total expenses	1.32%	1.21%	1.09%	1.09%	1.13%

Total expenses after fees waived and reimbursed	1.09%	1.08%	1.09%	1.09%	1.13%

Net investment income	0.13%	0.28%	0.11%	0.37%	0.45%

Supplemental Data
Net assets, end of year (000)	$8,764	$11,262	$10,571	$11,700	$5,944

Portfolio turnover	66%	47%	45%	55%	121%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	13

Notes to Financial Statements	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”).

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components may be treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	$39,098	$(39,098)	—
Citigroup Global Markets, Inc.	894,063	(894,063)	—
Credit Suisse Securities (USA) LLC	2,179,343	(2,179,343)	—
Deutsche Bank Securities Inc.	2,170,502	(2,170,502)	—
Goldman Sachs & Co.	7,443,400	(7,443,400)	—
JP Morgan Securities LLC	3,805,509	(3,805,509)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	52,450	(52,450)	—
Morgan Stanley	2,754,650	(2,754,650)	—
UBS Securities LLC	2,147,733	(2,147,733)	—

Total	$21,486,748	$(21,486,748)	—

[1]

Collateral with a value of $22,112,391 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $2,582 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2013, the Fund did not pay any amounts to affiliates in return for these services. The Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

This voluntary reimbursement may be reduced or discontinued at any time. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

The Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. This voluntary waiver and/or reimbursement may be reduced or discontinued at any time without notice.

The Company, on behalf of the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $84,296 in securities lending agent fees related to securities lending activities for the Fund.

The Fund recorded a payment of $34,771 from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment advisor, common offices, or common directors. For the year ended December 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were $1,018,404 and $822,496, respectively.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013, were $165,386,954 and $183,544,504, respectively.

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent difference between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to foreign currency transactions were reclassified to the following accounts:

Distributions in excess of net investment income.	$409
Accumulated net realized loss	$(409)

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$1,371,502	$1,062,200

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$35,382
Capital loss carryforward	(23,340,781)
Net unrealized gains[1]	63,623,091

Total	$40,317,692

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

During the year ended December 31, 2013, the Fund utilized $46,110,013 of its capital loss carryforward.

As of December 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $23,340,781, all of which is due to expire December 31, 2017.

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$251,045,464

Gross unrealized appreciation	$67,533,091
Gross unrealized depreciation	(3,924,377)

Net unrealized appreciation	$63,608,714

7. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	17

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2013, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class I
Shares sold	454,296	$10,553,608	248,347	$4,657,982
Shares issued in reinvestment of dividends	48,923	1,320,612	53,150	1,007,491
Shares redeemed	(1,367,416)	(32,302,241)	(1,891,149)	(35,309,597)

Net decrease	(864,197)	$(20,428,021)	(1,589,652)	$(29,644,124)

Class II
Shares sold	921	$20,831	6,044	$111,745
Shares issued in reinvestment of dividends	601	16,084	642	12,122
Shares redeemed	(35,143)	(815,268)	(34,061)	(635,050)

Net decrease	(33,621)	$(778,353)	(27,375)	$(511,183)

Class III
Shares sold	77,554	$1,469,270	106,165	$1,593,160
Shares issued in reinvestment of dividends	1,585	34,806	2,744	42,587
Shares redeemed	(398,080)	(7,241,294)	(151,008)	(2,328,866)

Net decrease	(318,941)	$(5,737,218)	(42,099)	$(693,119)

Total Net Decrease.	(1,216,759)	$(26,943,592)	(1,659,126)	$(30,848,426)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Value Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 18, 2014

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013	19

Officers and Directors

Name, Address, and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 89 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 89 Portfolios	Actavis plc (Pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 89 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 89 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 89 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 89 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 89 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 89 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 89 Portfolios	None

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 89 Portfolios	None

[1]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[2]     Date shown is the earliest date a person has served for the Company covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s Board in 2007, those Directors first became members of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 89 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Company based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address, and Year of Birth	Position(s) Held with the Company	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Company serve at the pleasure of the Board of Directors.
Further information about the Company’s Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809

Sub-Advisors

BlackRock Financial

Management, Inc.[1]

New York, NY 10055

BlackRock Investment

Management LLC[2]

Princeton, NJ 08540

BlackRock International Limited[3]

Edinburgh, United Kingdom

BlackRock (Hong Kong) Limited[4]

Hong Kong

BlackRock (Singapore) Limited[4]

079912 Singapore

		Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[5] New York, NY 10286 Brown Brothers Harriman & Co.[6] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock High Yield V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.

[2]	For all Funds except BlackRock High Yield V.I. Fund, BlackRock International V.I.Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.

[3]	For BlackRock International V.I. Fund.

[4]	For BlackRock Managed Volatility V.I. Fund.

[5]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[6]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2013

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

VS-12/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$37,463	$37,200	$0	$2,500	$12,850	$12,350	$0	$0
BlackRock Capital Appreciation V.I. Fund	$22,263	$22,000	$0	$2,500	$13,850	$12,350	$0	$0
BlackRock Equity Dividend V.I. Fund	$20,263	$20,000	$0	$2,500	$8,000	$7,500	$0	$0
BlackRock Global Allocation V.I. Fund	$41,463	$41,200	$0	$5,500	$20,350	$30,350	$0	$0
BlackRock Global Opportunities V.I. Fund	$26,563	$26,300	$0	$2,500	$12,500	$19,000	$0	$0
BlackRock High Yield V.I. Fund	$34,163	$33,900	$0	$5,250	$13,750	$13,250	$0	$0
BlackRock International V.I. Fund	$29,663	$29,400	$0	$2,500	$13,850	$23,350	$0	$0
BlackRock Large Cap Core V.I. Fund	$30,363	$30,100	$0	$2,500	$12,850	$12,350	$0	$0
BlackRock Large Cap Growth V.I. Fund	$22,263	$22,000	$0	$2,500	$12,850	$12,350	$0	$0
BlackRock Large Cap Value V.I. Fund	$22,263	$22,000	$0	$2,500	$12,850	$12,350	$0	$0
BlackRock Managed Volatility V.I. Fund	$29,963	$29,700	$0	$2,500	$8,800	$8,300	$0	$0
BlackRock Money Market V.I. Fund	$22,663	$22,400	$0	$2,500	$9,600	$9,100	$0	$0
BlackRock S&P 500 Index V.I. Fund	$30,363	$30,100	$0	$2,500	$12,850	$12,350	$0	$0
BlackRock Total Return V.I. Fund	$34,763	$34,500	$0	$2,500	$15,100	$14,600	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$29,963	$29,700	$0	$5,250	$15,100	$14,600	$0	$0
BlackRock Value Opportunities V.I. Fund	$27,363	$27,100	$0	$2,500	$12,850	$12,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$12,850	$10,800
BlackRock Capital Appreciation V.I. Fund	$13,850	$14,850
BlackRock Equity Dividend V.I. Fund	$8,000	$10,000
BlackRock Global Allocation V.I. Fund	$20,350	$35,850
BlackRock Global Opportunities V.I. Fund	$12,500	$21,500
BlackRock High Yield V.I. Fund	$13,750	$18,500
BlackRock International V.I. Fund	$13,850	$25,850
BlackRock Large Cap Core V.I. Fund	$12,850	$14,850
BlackRock Large Cap Growth V.I. Fund	$12,850	$14,850
BlackRock Large Cap Value V.I. Fund	$12,850	$14,850
BlackRock Managed Volatility V.I. Fund	$8,800	$10,800
BlackRock Money Market V.I. Fund	$9,600	$11,600
BlackRock S&P 500 Index V.I. Fund	$12,850	$14,850
BlackRock Total Return V.I. Fund	$15,100	$17,100
BlackRock U.S. Government Bond V.I. Fund	$15,100	$19,850
BlackRock Value Opportunities V.I. Fund	$12,850	$14,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: February 28, 2014